UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
(AMENDMENT NO. 2)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Aquatic Cellulose International Corporation
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

(PROXY HAS BEEN REVISED IN ITS ENTIRETY)

Aquatic Cellulose International Corporation
2504 43rd Street, Suite 5
Vernon, B.C., V1T 6L1,
Canada
Telephone: (250) 558-4216 Fax: (250) 558-3846

November 7, 2005

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Aquatic Cellulose International Corporation ("AQCI" or the “Company”), a Nevada Corporation, to be held ________ __, 2005 at 10:00 A.M., local time, at AQCI Headquarters, 2504 43rd Street, Suite 5, Vernon, B.C., V1T 6L1, Canada.

Enclosed you will find a notice setting forth the business to come before the Special Meeting, which accompanies our proxy statement and proxy card. At the Special Meeting, the Stockholders will vote upon the following:

1.	To amend our certificate of incorporation to increase the number of authorized Common Stock from 100,000,000 to 3,000,000,000 shares;

2.	To amend our certificate of incorporation to change the Company name to Valor Energy Corporation;

3.
Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each seven hundred and fifty outstanding shares of Common Stock.

A Copy of our May 31, 2005 Annual Report on Form 10-KSB and our Aug 31, 2005 Quarterly Report on Form 10-QSB is enclosed with these materials.

The accompanying proxy statement also discusses our recent purchase of a 20% ownership position and 16% net revenue interest in and to the Hamill Lease, a 3,645-acre natural gas producing property located in the Matagorda County, Texas.

Your Board of Directors unanimously recommends that you vote "FOR" the amendment to our certificate of incorporation to increase our authorized shares, vote "FOR" the change of our name to Valor Energy Corporation and vote “FOR” the amendment to our certificate of incorporation for a stock combination of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each seven hundred and fifty outstanding shares of Common Stock .

Your vote is very important. Regardless of whether you plan to attend the meeting in person, your shares should be represented and voted. After carefully reviewing the enclosed proxy statement, please complete, sign, date and promptly return the proxy card in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Should you decide to attend the Special Meeting in person, your return of the proxy card before the Special Meeting will not prevent you from voting your shares in person at the Special Meeting.

Sincerely yours,

/s/ Sheridan Westgarde
Sheridan B. Westgarde
Chairman and Chief Executive Officer

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The accompanying proxy statement dated November 7, 2005 is being mailed to shareholders on or about _____ ___, 2005

Aquatic Cellulose International Corporation
2504 43rd Street, Suite 5
Vernon, B.C., V1T 6L1,
Canada
Telephone: (250) 558-4216 Fax: (250) 558-3846

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held ______ __, 2005

You are cordially invited to attend the Special Meeting of Stockholders of Aquatic Cellulose International Corporation ("AQCI" or the “Company”), a Nevada Corporation, to be held ________ __, 2005
54 at 10:00 A.M., local time, at AQCI Headquarters, 2504 43rd Street, Suite 5, Vernon, B.C., V1T 6L1, Canada, for the following purposes:

1.	To amend our certificate of incorporation to increase the number of authorized Common Stock from 100,000,000 to 3,000,000,000 shares;

2.	To amend our certificate of incorporation to change the Company name to Valor Energy Corporation;

3.
Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each seven hundred and fifty outstanding shares of Common Stock.

In addition to discussing in detail the items of business summarized above, the accompanying proxy statement describes a very important transaction, our purchase of a 20% ownership position and 16% net revenue interest in and to the Hamill Lease, located in Matagorda County, Texas which is a 3,645-acre natural gas producing property located in the Matagorda County, Texas.

As discussed in the accompanying proxy statement under Proposal 1, the reason that we are requesting our shareholders to approve an increase in our authorized capital stock is to facilitate the issuance of common in connection with the purchase of the Hamill Lease as well as to facilitate the conversion of existing convertible debt. The reason to approve the reverse split is to facilitate the recapitalization required by the Hamill Lease purchase, which includes the issuance of post-reverse common shares to professionals who are assisting us with our corporate development.

Holders of record of common stock at the close of business on ______ __, 2005 are the only stockholders entitled to notice of and to vote at the Special Meeting of Stockholders.

By Order of Your Board of Directors,

/s/ Sheridan Westgarde
Sheridan Westgarde
Secretary

Dated: _____ __, 2005

Whether or not you expect to be present at the Special Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the special Meeting. Even if you have returned your proxy card, you may still vote in person at the Special Meeting if you attend in person.

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Proposal 2 - Amendment of the Company's Certificate to change the Company’s name to Valor Energy Corporation	48
Vote Required	48

Proposal 3 - Amendment of the Company’s Certificate to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each seven hundred and fifty outstanding shares of Common Stock	49
Vote Required	51

Miscellaneous	52
Other Matters	52

Appendix A: Purchase and Sale & Exploration Agreement
Appendix B: First Amendment to the Purchase and Sale & Exploration Agreement
Appendix C: Operators Contract (Aquatic/Century)
Appendix D: Settlement Agreement (Aquatic/Ackles)
Appendix E: Form 10KSB for the year ended May 31, 2005
Appendix F: Form 10QSB for the three-month period ended August 31, 2005
Appendix G: Aquatic Cellulose International Corp Reserve Report January 1, 2005
Appendix H: Convertible Promissory Note of December 2003
Appendix I: Amendment to Convertible Debentures

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AQUATIC CELLULOSE INTERNATIONAL CORPORATION
2504 43rd Street, Suite 5
Vernon, B.C., V1T 6L1, Canada

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Aquatic Cellulose International Corporation, a Nevada corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held ________ __, 2005 at 10:00 A.M., local time, at AQCI Headquarters, 2504 43rd Street, Suite 5, Vernon, B.C., V1T 6L1, Canada, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of the Special Meeting. This proxy statement, the proxy card and the enclosed 2005 Annual Report on Form 10-KSB and August 31, 2005 Quarterly Report on Form 10-QSB, were mailed on or about _________, 2005 to shareholders of record at the close of business on _______ __, 2005 (the "Record Date").

Voting Rights and Outstanding Shares

As of the Record Date, _____ __, 2005, the Company has authorized 100,000,000 shares of common stock of which 100,000,000 shares are issued and outstanding and of the 10,000,000 shares of preferred stock, $0.001 par value authorized, none are issued and outstanding.

All holders of record of the Company’s Common Stock are entitled to vote at the Meeting. Each share entitles the holder to one vote. The Board of Directors have advised that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders.

Description of Capital Stock

The following description is a summary and is qualified in its entirety by the provisions of the Articles of Incorporation and By-laws as currently in effect. The following description includes all material provisions of the applicable sections of the underlying documents in the summary.

Common Stock

Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders, including the election of directors. Accordingly, holders of a majority of shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election if they chose to do so. The Articles of Incorporation does not provide for cumulative voting for the election of directors. Holders of Common Stock will be entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefore, and will be entitled to receive, pro rata, all assets of the Company available for distribution to such holders upon liquidation. Holders of Common Stock have no preemptive, subscription or redemption rights.

Preferred Stock

There are 10,000,000 shares of preferred stock, $0.001 par value authorized. The Articles of Incorporation provide that the Preferred stock may be issued from time to time in one or more series, the shares of each series to have voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the board of directors. No Preferred Stock are issued or outstanding at this time. There are no present plans by the Company’s Board of Directors to issue preferred shares or to address the rights to be assigned to such shares.

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Voting of Proxies

When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

“FOR” the approval to increase the stock authorized from 100,000,000 to 3,000,000,000 shares;

“FOR” the approval to change the Company name to Valor Energy Corporation.

“FOR” the approval to perform a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each seven hundred and fifty outstanding shares of Common Stock.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by mailing a written revocation or later-dated, completed and signed proxy card before the Special Meeting or by simply attending the Special Meeting and voting in person. You may not change your vote by facsimile or telephone.

Terms of Solicitation

The Company will bear the entire cost of solicitation of proxies, including the preparation, printing and mailing of this proxy statement, the proxy card and any additional materials furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, nominees and custodians holding in their names shares of Common Stock beneficially owned by others, for purposes of forwarding such materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors and officers of the Company. No additional compensation will be paid to such directors and officers for such services.

Where to Obtain More Information

The mailing address of the Company is 2504 43rd Street, Suite 5, Vernon, B.C., V1T 6L1, Canada, Notices of revocation of a proxy should be sent to that address. Questions concerning the Special Meeting can be answered by calling Sheridan Westgarde, our Chief Executive Officer, Secretary and Treasurer, at 250-558-4216.

The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and files reports, proxy statements and other information required under the Exchange Act with the Commission. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials and information from the Commission can be obtained at existing published rates from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which may be downloaded free of charge. When requesting such materials and information from the Commission, please reference the Company's Commission file number which is "000-27063."

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A Very Important Warning About Forward-Looking Statements

The Company makes various forward-looking statements in this document. These forward-looking statements are subject to many risks and uncertainties, and there can be no certainty that such statements will prove to be correct.

When words and expressions such as: "believes," "expects," "anticipates," "estimates," "plans," "intends," "objectives," "goals," "aims," "projects," "forecasts," "possible," "seeks," "may," "could," "should," "might," "likely," "enable" or similar words or expressions are used in this proxy statement, as well as statements beginning or ending with phrases such as "in our view," "there can be no assurance," "although no assurance can be given" or "there is no way to anticipate with certainty," forward-looking statements are being made in all of these instances.

These forward-looking statements speak solely as of the date of this proxy statement.

The Company does not intend to update or revise any forward-looking statements to reflect any changes in general economic, competitive or market conditions and developments beyond its control.

Annual Report

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005 as filed with the Commission, including the financial statements and schedules thereto, are enclosed with this proxy statement. The Company will provide additional copies of this Annual Report to shareholders free of charge upon written request to Sheridan Westgarde, 2504 43rd Street, Suite 5, Vernon, B.C., V1T 6L1, Canada

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth current information with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock and Preferred Stock by (i) each person known by the Company to be the beneficial owner of 5% or more the Common Stock or Preferred Stock; (ii) each director of the Company and (iii) all Directors and Executive officers as a group. Percentage of beneficial ownership is based upon 100,000,000 shares of common stock outstanding at August 31, 2005 and November 7, 2005.

Name and Address	Shares Owned Beneficially	Percent of Class

Sheridan B. Westgarde
3498 Salmon River Bench Rd	2,500,000	2.5%
Vernon, B.C. V1T 8Z7

All Officers/Directors	2,500,00	2.5%
as a Group

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Purchase of 20% of the Hamill Lease and Project Participation Rights on Specific Projects

On March 22, 2004, NEW CENTURY ENERGY CORP. (Formerly Century Resources Inc.)., a Delaware Corporation, maintaining offices at 5851 San Felipe Suite 775, Houston, Texas 77057, herein referred to as “Century” and AQUATIC CELLULOSE INTERNATIONAL CORPORATION, a Nevada corporation, with offices at 2504-43rd Street Suite 5, Vernon, B.C. Canada, V1T 6L1, herein referred to as "Aquatic", entered into an agreement which was amended on January 1, 2005 whereby Century agreed to sell, convey, assign, transfer and deliver to Aquatic and Aquatic agreed to purchase from Century as of the Effective Date of March 1, 2004, twenty percent (20%) of Century’s right, title and interest, in the " Hamill Lease", and project participation rights on two specific projects. The two projects are as follows:

1.	Natural gas development leases in Wharton or Jackson Counties, Texas held by Century; and
2.	Oil development leases in the Brookshire Dome field area, in Waller County Texas area held by Century.

This section describes aspects of the Hamill Lease purchase that we consider important, including the “Purchase and Sale & Exploration Agreement” and its subsequent amendment which are attached as Appendices A and B to this proxy statement. While we believe that this section covers the material terms of the Purchase Agreement, it may not contain all of the information that is important to you.

Summary of Purchase Terms

(For a complete understanding of this transaction, you should carefully review the Purchase and Sale & Exploration Agreement and its amendment in their entirety):

•
At the closing (March 22, 2004) of the Hamill Lease Purchase, (20%) of Century’s right, title and interest, in and to the Hamill Oil and Gas Lease including any and all other interests currently owned or to be obtained by Century as of the Effective Date, including all payments, ownership and accrued revenue due from any source relating to the Oil and Gas Lease.

•
Aquatic paid Century $580,000 at closing, on March 22, 2004 allocated to the Hamill Lease acquisition. The assignment was effective as of March 1, 2004. The interest assigned is a 20% ownership position and 16% net revenue interest.

•	Project Participation Rights on Two Specific Properties: Aquatic shall have an exclusive right, but not the obligation, to participate with Century, by acquiring the following:

a.
up to seventy-five percent (75%) working interest in up to  two (2) new drilling (exploration or development drilling) prospects in Wharton or Jackson Counties, Texas developed by Century under the Viking International 3D Agreement. It is understood that upon Aquatics written notification of election to participate in drilling the selected prospects, the parties shall execute a participation and joint operating agreement governing all operations and activities on the prospect area, naming Century as Operator and Aquatic or its assign as Non-Operator.  The parties shall further execute such other instruments and or documents as Aquatic may reasonably request of Century to consummate and evidence the transaction.

b.
up to fifty percent (50%) working interest to participate in the drilling of the initial test well on oil and gas leases comprising  the twenty five acre Isaac Holliday tract in the William Cooper Survey in Waller County, Texas (Brookshire Dome Field Area).  If Aquatic does not elect to participate in the initial well on the Holliday tract, they will forfeit the right to participate in any subsequent wells proposed or drilled on the Holliday tract by Century. As of June 24, 2005 Aquatic elected to participate in the initial test well as per the amended purchase agreement with Century.

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Consideration for participating in projects: As consideration for the participation rights, a 7.5% ownership stake in Aquatic’s issued and outstanding common stock is granted to Century to be issued upon the completion of Aquatic’s share recapitalization. We will issue the shares concurrent with the effective date of the reverse split.

Cost of participating in projects: The cost of participating in a project is determined the percentage ownership of the project that Aquatic has elected to participate in.. In other words, if Aquatic elects to participate in 50% of the project, its cost to participate would be 50% of all costs to develop such project.

The Company has a Lease Operating Agreement in place with Century. The agreement requires the Company to pay its 20% share of lease operating fees, amounting to approximately $14,580 annually. The agreement also details the Company’s responsibility for 20% of all lease operating expenses, un-scheduled repair, maintenance or re-completion of the lease or wells on an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill lease.

Parties to the Purchase

Aquatic Cellulose International Corporation

Aquatic was a forest-based company focusing on submerged timber. Aquatic's principal activity was the procurement of contracts for the salvage and harvest of submerged timber and the sale of lumber derived from such timber.

New Century Energy Corp. (Formerly Century Resources, Inc.)

New Century Energy Corp (“Century”) is a Delaware corporation, maintaining offices at 5851 San Felipe Suite 775, Houston, Texas 77057. Century is the owner of certain producing and undeveloped Oil and Gas Leases, exploration prospects and 3-D seismic prospect leads located in Matagorda, Wharton, Jackson, and McMullen Counties, Texas. The President, being Mr. Edward DeStefano, is a resident of Houston, Texas, USA.

Background of the Purchase

The Company was ultimately unable to execute its previous business strategy. The difficulties encountered trying to conduct business in third world countries proved too great. In addition, obtaining the necessary permits to access and harvest the submerged timber had too many political roadblocks. In light of these factors, in June of 2003, we entered into negotiations with Century Resources Inc. to purchase oil and gas revenue producing property.

After due diligence was performed, the parties entered into a letter of understanding in September 2003. The acquisition was to be a purchase of a 20% interest in an income producing natural gas lease. It was key that the lease be income producing so that we could have the cash flow to maintain corporate operations.

The Board of Director met on March 5, 2004 to review and discuss a draft of the proposed purchase in general. The Company’s entry into the purchase agreement was approved at this meeting. On March 22, 2004, the Purchase and Sale & Exploration Agreement was executed and subsequently amended of January 1, 2005.

The Purchase Agreement called for a cash payment of $580,000. The funds to make this payment was obtained through a private placement by issuing convertible notes.

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During March and August 2004, the Company issued an additional $900,000 and $250,000, respectively, of convertible notes and warrants to AJW PARTNERS, LLC, AJW OFFSHORE LTD, AJW QUALIFIED PARTNERS LLC and NEW MILLENNIUM CAPITAL PARTNERS II, LLC. Convertible debentures payable bear interest at 10 percent, due on a quarterly basis, and are secured by a first priority interest in the Company's accounts receivable, inventory, fixed assets and general intangibles. Any amount of principal or interest due under the debentures, which is not paid when due will bear interest at 15 percent per annum from the due date thereof until the amount is paid. The debentures are convertible, at the investors’ sole option, into common shares at the lesser of $0.004 per share (fixed conversion price) or 30 percent of the average of the lowest three inter-day sales prices during the twenty days immediately preceding the conversion date. If, at any time, the Company issues or sells any shares of common stock for no or below market consideration (dilutive issuance), then immediately upon the dilutive issuance, the fixed conversion price will be reduced to the amount of the consideration per share received by the Company in such dilutive issuance. The number of common shares issuable upon the conversion of the debentures is limited to 4.9 percent in beneficial ownership by the debenture holders and its affiliates of the outstanding shares of common stock. Once the maximum amount of common shares has been issued, in lieu of any further right to convert the debentures, the Company shall pay to the debenture holder, an amount equal to 130 percent of the then outstanding principal amount of the debenture plus accrued and unpaid interest and other related charges within fifteen business days of the maximum conversion date. If the Company exercises its right to prepay the debentures, the Company will make payment to the debenture holders in an amount equal to 150 percent of the sum of the then outstanding principal amount of the debentures plus accrued and unpaid interest on the unpaid principal amount of the debenture to the optional prepayment date plus any other related penalties. The debentures do not automatically convert to common shares on their due dates.

New Century Energy Corp. (“Century”) will be receiving the 7.5% equity in Aquatic Cellulose International. With the large dollar of convertible debt outstanding on Aquatic’s books and the resulting dilution which would result upon the conversion of this debt into common shares, it was decided that Century’s 7.5% equity would be determined subsequent to the conversion of the outstanding convertible debt and subsequent to restructuring AQCI’s capital. This restructure would be accomplished with a reverse split, with the formula to be determined in the future (see proposal 3)

Reasons the Board of Directors approved this transaction.

As mentioned, the Board of Directors was looking for an avenue to earn increased revenue that had growth potential. The opportunity presented by Century appeared to be sensible and thus the purchase was approved. In addition, the purchases under option also appeared sensible which helped make the decision to acquire the property.

The forest-based industry which focused on accessing and recovering submerged timber had tremendous potential, however, the cost of running a business half way around the world required a greater capital and human outlay than we could support. So finding an additional business to grow from was critical. Aquatic management felt they had experience in the exploration side of this industry and therefore felt comfortable in reviewing opportunities in that industry.

Purchase Consideration

•
At the closing (March 22, 2004) of the Hamill Lease Purchase, (20%) of Century’s right, title and interest, in and to the Hamill Oil and Gas Lease including any and all other interests currently owned or to be obtained by Century as of the Effective Date, including all payments, ownership and accrued revenue due from any source relating to the Oil and Gas Lease.

•
Aquatic paid Century $580,000 at closing, on March 22, 2004 allocated to the Hamill Lease acquisition. The assignment was effective as of March 1, 2004. The interest assigned is a 20% ownership position and 16% net revenue interest.

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•	Project Participation Rights on Two Specific Properties: Aquatic shall have an exclusive right, but not the obligation, to participate with Century, by acquiring the following:

a.
up to seventy-five percent (75%) working interest in up to  two (2) new drilling (exploration or development drilling) prospects in Wharton or Jackson Counties, Texas developed by Century under the Viking International 3D Agreement. It is understood that upon Aquatics written notification of election to participate in drilling the selected prospects, the parties shall execute a participation and joint operating agreement governing all operations and activities on the prospect area, naming Century as Operator and Aquatic or its assign as Non-Operator.  The parties shall further execute such other instruments and or documents as Aquatic may reasonably request of Century to consummate and evidence the transaction.

b.
up to fifty percent (50%) working interest to participate in the drilling of the initial test well on oil and gas leases comprising  the twenty five acre Isaac Holliday tract in the William Cooper Survey in Waller County, Texas (Brookshire Dome Field Area).  If Aquatic does not elect to participate in the initial well on the Holliday tract, they will forfeit the right to participate in any subsequent wells proposed or drilled on the Holliday tract by Century. As of June 24, 2005 Aquatic elected to participate in the initial test well as per the amended purchase agreement with Century.

Consideration for participating in projects: As consideration for the participation rights, a 7.5% ownership stake in Aquatic’s issued and outstanding common stock is granted to Century to be issued upon the completion of Aquatic’s share recapitalization. We will issue the shares concurrent with the effective date of the reverse split.

Cost of participating in projects: The cost of participating in a project is determined the percentage ownership of the project that Aquatic has elected to participate in.. In other words, if Aquatic elects to participate in 50% of the project, its cost to participate would be 50% of all costs to develop such project.

The Company has a Lease Operating Agreement in place with Century. The agreement requires the Company to pay its 20% share of lease operating fees, amounting to approximately $14,580 annually. The agreement also details the Company’s responsibility for 20% of all lease operating expenses, un-scheduled repair, maintenance or re-completion of the lease or wells on an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill lease.

As consideration for granting the participation rights, hereunder, Aquatic shall deliver unto Century shares in Aquatic Cellulose International Corp as detailed below. The below share structure will be completed subject to the approval of shareholders. The purchase agreement calls for 7.5% ownership stake in Aquatic for Century which will be issued concurrent with the Company share recapitalization; however Aquatic maintains the right to change other ownership percentages as Aquatic sees fit. The restructure will require a reverse stock split ranging from one newly issued share of Common Stock for each two outstanding shares of Common Stock to one newly issued share of Common Stock for each seven hundred and fifty outstanding shares of Common Stock.  Aquatic board of directors maintains the right to issue additional shares for acquisition and expansion, which will affect original shareholders percentage of ownership.

Proposed Share Restructure of Aquatic Cellulose International Corp

Issued & Outstanding (post reverse split)--------------------------------------------- 23.125 million / (100%)
Existing Shareholders, certain accounts payables & notes ------------------------- 4.766 million / (20.61%)
Officers & Directors --------------------------------------------------------------------- 12.488 million / (54.0%)
Gary Ackles (Amounts Due Related Parties)----------------------------------------- 3.006 million / (13.0%)
New Century Energy Corp. ------------------------------------------------------------- 1.734 million / (7.5%)
Expertise & consulting ------------------------------------------------------------------- 1.131 million / (4.89%)

Interests of Certain Persons in the Purchase

In considering the recommendation of your Board of Directors with respect to the Purchase and Sale & Exploration Agreement, you should be aware that, as described below, members of your Board of Directors and our management team will receive interests after the restructure that are different from your interests as a shareholder, and that creates potential conflicts of interest.

The purchase agreement calls for and initial 15% ownership stake in Aquatic for New Century Energy Corp. which will be issued concurrent with the Company share recapitalization. Our Company share recapitalization calls for the officers and directors to receive as bonus compensation up to 54.0% of Aquatic’s issued and outstanding shares of commons stock, issued as restricted stock. This in affect gives management controlling interest in Aquatic, however pursuant to the Agreement, Aquatic maintains the right to change ownership percentages other than New Century as Aquatic sees fit.

The following table details the Company’s commitments pending approval of shareholders.

	Number of proposed common share (in millions)	Proposed percentage of common stock after reverse

Existing Shareholders, certain accounts payables & notes.	4.766	20.61%

New Century Resources Inc.	1.734	7.50%

Lonnie Hayward	6.244	27.00%

Gary Ackles for Amounts Due Related Parties.	3.006	13.00%

For expertise & consulting.	1.131	4.89%

Sheridan B. Westgarde Director/CEO & for Amounts Due Related Parties.	6.244	27.00%

Totals	23.125	100.00%

The stock will be issued with a restrictive 144 legend

No Dissenters' Rights

We are incorporated under and governed by the laws of the State of Nevada. Under Nevada law, a stockholder is entitled to dissent from consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity. Here the Purchase and Sale & Exploration Agreement does not constitute a conversion or a merger and therefore our shareholders do not have any dissenters' rights, rights of appraisal or similar rights to receive a judicial valuation of their Company stock in connection with the purchase agreement.

Accounting Treatment

The accounting treatment used is the “Equity Step Acquisition” as required under SFAS 141. This method allows the acquisition to be recorded providing for the stock valuation portion to be recorded at a subsequent date.

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Material Federal Income Tax Consequences

There are no tax consequences as a result of this acquisition. However, we encourage our shareholders to consult their own tax advisor as to the particular tax including the applicability and effect of any state, local, foreign or other tax laws, and of changes in applicable tax laws.

The Purchase and Sale & Exploration Agreement

The following summary of the material terms of the Purchase and Sale & Exploration Agreement and subsequent amendment are qualified in their entirety by reference to the Purchase Agreement and subsequent amendment, which are attached as Appendices A and B to this proxy statement. We urge you to read the Purchase Agreement and the subsequent amendment carefully and in their entirety.

Purchase of Hamill Lease and Future Project Participation Rights

Pursuant to the terms of the Purchase and Sale & Exploration Agreement, on March 22, 2004, that was amended on January 1, 2005, Aquatic purchased from New Century Energy Corp.(“Century”) (Formerly Century Resources Inc.) , as of the Effective Date of March 1, 2004, twenty percent (20%) of Century’s right, title and interest, in the "Hamill Lease". The total consideration for this investment was $580,000 cash plus to be issued subsequent to capital restructure, 7.5% equity in Aquatic.

•
At the closing (March 22, 2004) of the Hamill Lease Purchase, (20%) of Century’s right, title and interest, in and to the Hamill Oil and Gas Lease including any and all other interests currently owned or to be obtained by Century as of the Effective Date, including all payments, ownership and accrued revenue due from any source relating to the Oil and Gas Lease.

•
Aquatic paid Century $580,000 at closing, on March 22, 2004 allocated to the Hamill Lease acquisition. The assignment was effective as of March 1, 2004. The interest assigned is a 20% ownership position and 16% net revenue interest.

•	Project Participation Rights on Two Specific Properties: Aquatic shall have an exclusive right, but not the obligation, to participate with Century, by acquiring the following:

a.
up to seventy-five percent (75%) working interest in up to  two (2) new drilling (exploration or development drilling) prospects in Wharton or Jackson Counties, Texas developed by Century under the Viking International 3D Agreement. It is understood that upon Aquatics written notification of election to participate in drilling the selected prospects, the parties shall execute a participation and joint operating agreement governing all operations and activities on the prospect area, naming Century as Operator and Aquatic or its assign as Non-Operator.  The parties shall further execute such other instruments and or documents as Aquatic may reasonably request of Century to consummate and evidence the transaction.

b.
up to fifty percent (50%) working interest to participate in the drilling of the initial test well on oil and gas leases comprising  the twenty five acre Isaac Holliday tract in the William Cooper Survey in Waller County, Texas (Brookshire Dome Field Area).  If Aquatic does not elect to participate in the initial well on the Holliday tract, they will forfeit the right to participate in any subsequent wells proposed or drilled on the Holliday tract by Century. As of June 24, 2005 Aquatic elected to participate in the initial test well as per the amended purchase agreement with Century.

12

Consideration for participating in projects: As consideration for the participation rights, a 7.5% ownership stake in Aquatic’s issued and outstanding common stock is granted to Century to be issued upon the completion of Aquatic’s share recapitalization. We will issue the shares concurrent with the effective date of the reverse split.

Cost of participating in projects: The cost of participating in a project is determined the percentage ownership of the project that Aquatic has elected to participate in.. In other words, if Aquatic elects to participate in 50% of the project, its cost to participate would be 50% of all costs to develop such project.

The Company has a Lease Operating Agreement in place with Century. The agreement requires the Company to pay its 20% share of lease operating fees, amounting to approximately $14,580 annually. The agreement also details the Company’s responsibility for 20% of all lease operating expenses, un-scheduled repair, maintenance or re-completion of the lease or wells on an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill lease.

The most significant condition subsequent to Aquatic’s obligations under the First Amendment to the Purchase Agreement is the stock consideration due Century for the participation rights. Here a 7.5% ownership stake in Aquatic’s issued and outstanding common stock is to be issued to Century upon the completion of Aquatic’s share recapitalization. We will issue the shares concurrent with the effective date of the reverse split.

Effective Time of the Hamill Lease Purchase

The Hamill Lease purchase was consummated on March 22, 2004 and became effective on March 1, 2004.

Hamill Operating Lease Agreement

Effective March 1, 2004, the Company has a Lease Operating Agreement in place with New Century Energy Corp. (“Century”) (Formerly Century Resources Inc.) of Houston Texas. The operating agreement outlines the various responsibilities of the Company and Century in operations pertaining to Hamill Lease. The agreement requires the Company to pay its 20% share of lease operating fees, amounting to approximately $14,580 annually. The agreement also details the Company’s responsibility for 20% of all lease operating expenses, un-scheduled repair, maintenance or re-completion of the lease or wells on an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill Lease.

13

Audited Statement of Revenue and Direct Operating Expenses of

Hamill Lease

for the fiscal year ended May 31, 2004 and 2003

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Aquatic Cellulose International Corp.
Vernon, British Columbia, Canada

We have audited the accompanying historical Statement of Revenue and Direct Operating Expenses of Hamill Lease for the fiscal years ended May 31, 2004 and 2003. This historical financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the historical financial statement based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying historical Statement of Revenue and Direct Operating Expenses of Hamill Lease was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Schedule 14A of Aquatic Cellulose International Corp.) and is not intended to be a complete presentation of the revenue and operating expenses of Hamill Lease.

In our opinion, the historical financial statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of Aquatic Cellulose International Corp. for the fiscal years ended May 31, 2004 and 2003, in conformity with United States generally accepted accounting principles.

WONG JOHNSON & ASSOCIATES
A Professional Corporation
Temecula, California
March 5, 2005 (Except with respect to the change in purchase terms discussed in Note 1, as to which the date is April 10, 2005 and to the gas reserve information in Note 4, as to which the date is April 1, 2005)

15

AQUATIC CELLULOSE INTERNATIONAL CORP.
Statement of Revenue and Direct Operating Expenses of Hamill Lease
(in connection with interest acquired from Century Resources, Inc.)

	Period from
	June 1, 2003	June 1, 2002
	To	To
	May 31, 2004	May 31, 2003

Gas revenues	$1,245,473	$1,281,335
Less production taxes	89,673	98,236
Net revenue after production taxes	1,155,800	1,183,099

Direct Operating Expenses
Royalty expense	158,225	146,676
Lease operating expenses	82,525	69,767
Total direct operating expenses	240,750	216,443

Net Revenue	$915,050	$966,656

16

NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING
EXPENSES OF HAMILL LEASE FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (AUDITED)

NOTE 1 - ORGANIZATION

Century Resources Inc. (“Century”), a privately held Texas corporation, has an interest in various oil and natural gas properties. Effective March 1, 2004, Aquatic Cellulose International Corp. (“the Company”) acquired a 20 percent working interest and 16 percent net revenue interest in the Hamill Lease, a 3,645 acre natural gas producing property located in Matagorda County, Texas, pursuant to an agreement with Century. Under the agreement, the Company will receive 16 percent of net revenue after production taxes. The agreement also includes an exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century. The agreement is for three successive one-year terms, with the Company holding the exclusive option on each year. The cost of this acquisition and exclusive optional participation agreement was $580,000 and a 15 percent ownership stake in the Company. The Company is currently in the process of conducting a special meeting of shareholders to seek approval to increase the authorized share volume of the Company to meet this 15 percent ownership commitment.

Effective January 1, 2005, the exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century was modified, wherein, both the Company’s three successive one year term options for participation on all Century deals and Century’s 15% ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company.

The accompanying statement presents the revenues, production taxes, lease operating expenses and royalties of these properties, as incurred by the various owners of the Hamill Lease for the fiscal years ended May 31, 2004 and 2003. This statement does not include, depreciation, amortization, or depletion, or any allocation of corporate overhead or any other indirect expenses including interest or income taxes.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition and Direct Operating Expenses

The management of the Hamill Lease records estimated amounts of natural gas revenues based on volumetric calculations under its natural gas sales contract.

Revenue from the Hamill Lease is subject to a 7.5 percent severance tax and 0.000667 percent oil field clean-up tax.

Lease operating expenses include repair and maintenance of wells, pipe and holding tanks, as well as up-grades and maintenance of lease roads and equipment.

17

NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING
EXPENSES OF HAMILL LEASE FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (AUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long Lived Assets

The management of the Hamill Lease performs a review for impairment of proved natural gas properties on a depletable unit basis when circumstances suggest there is a need for such review in accordance with Financial Accounting Standards Board No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS No. 144). To determine if a depletable unit is impaired, the management of the Hamill Lease compares the carrying value of the depletable unit to the undiscounted future net cash flows by applying managements’ estimates of future natural gas prices to the estimated future production of natural gas reserves over the economic life of the property. Future net cash flows are based upon estimates of proved reserves. In addition, other factors such as probable and possible reserves are taken into consideration when justified by economic conditions and actual or planned drilling or other development activities. For a property determined to be impaired, an impairment loss equal to the difference between the carrying value and the estimated fair value of the impaired property will be recognized. Fair value, on a depletable unit basis, is estimated to the present value of the aforementioned expected future net cash flows. Any impairment charge incurred is recorded in accumulated depreciation, depletion, impairment and amortization to reduce the recorded basis in the asset. Each part of this calculation is subject to a large degree of judgment, including the determination of the depletable units’ reserves, future cash flows and fair value. For the fiscal years ended May 31, 2004 and 2003, no impairments have been recorded on proved properties.

Unproved natural gas properties are periodically assessed and any impairment in value is charged to impairment expense. The costs of unproved properties, which are determined to be productive, are transferred to proved natural gas properties and amortized on a unit of production basis. For the fiscal years ended May 31, 2004 and 2003, no impairments have been recorded on unproved properties.

Significant Customer

The Hamill Lease has an agreement with Harvest Pipeline Company (“Harvest”) to sell 100 percent of its natural gas to Harvest at 90 percent of Inside FERC of the Houston Shipped Channel Price.  The agreement is effective through October 1, 2004. As of October 2, 2004, the natural gas from the Hamill Lease is continuing to be shipped via the Harvest Pipeline Company under the terms of the expired agreement and until a new agreement can be put into place. Because alternate purchasers of natural gas are readily available, the management of the Hamill Lease believes that the loss of any purchaser would not have a material adverse effect on the financial results of the Hamill Lease.

18

NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING
EXPENSES OF HAMILL LEASE FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (AUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period, including the use of estimates for natural gas reserve information. Actual results could differ from those estimates.

NOTE 3 - ROYALTIES

The Hamill property is subject to payment of a 12.5% royalty paid to the various mineral rights owners. As of March 2004, the Hamill property is also subject to payment of a 3% over-riding net-revenue interest to ABA Energy.

NOTE 4 - ESTIMATED QUANTITIES OF PROVED OIL AND GAS RESERVES AND PRESENT VALUE OF ESTIMATED FUTURE NET REVENUES

R. A. Lenser & Associates, independent petroleum engineers located in Houston, Texas, prepared estimates of the net proved oil and natural gas reserves as of January 1, 2005 for the South Sargent Field, Hamill Lease. The reserve estimates were prepared using constant prices and costs in accordance with the guidelines of the Securities and Exchange Commission ("SEC"). The prices used in preparation of the reserve estimates were based on the market prices in effect as of December 31 of 2004, with the appropriate adjustments (transportation, gravity, basic sediment and water ("BS&W,") purchasers' bonuses, Btu, etc.) applied to each field. The reserve estimates represent the gross property revenue for the Hamill Lease (South Sargent Field).

Our proved undeveloped (PUD) reserves primarily relate to reserves that are to be recovered from two new proved drilling locations. Since our Hamill Lease located in the South Sargent field in Matagorda County, Texas is in an area with multiple pay zones, this property has proved producing, proved non-producing and proved undeveloped reserves.

Proved undeveloped reserves associated with the Hamill Lease in the South Sargent field in Matagorda County, Texas accounts for approximately 100% of our proved undeveloped gas reserves. We consider these reserves to be lower risk than other proved undeveloped reserves that require drilling at locations offsetting existing production. All of these proved undeveloped reserves are located in favorable structural locations within known producing fault blocks, with multiple pay zones, in a field with reservoirs that historically produced substantial volumes of gas under primary production. The main reason these reserves are classified as undeveloped is because they require significant additional capital investment associated with drilling new wells and building additional sales facilities in order to produce the reserves.

19

NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING
EXPENSES OF HAMILL LEASE FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (AUDITED)

NOTE 4 - ESTIMATED QUANTITIES OF PROVED OIL AND GAS RESERVES AND PRESENT VALUE OF ESTIMATED FUTURE NET REVENUES (continued)

ESTIMATED PROVED RESERVES

Estimated Proved Reserves and Income Data
Attributable to the Hamill Lease (South Sargent Field)

As of January 1, 2005
	Proved Producing	Proved Undeveloped	Total Proved
Remaining Reserves
Gas - MMCF	246	1283	1529

Income Data
Future Gross Revenue	$1,253,462	$6,543,300	$7,796,762
Deductions	$289,869	$2,189,688	$2,479,557
Future Net Income	$963,593	$4,353,613	$5,317,206

Discounted FNI @ 10%	$897,610	$3,026,800	$3,924,411

REPRESENTATIVE OIL AND GAS PRICES: Oil -$41 43 Natural gas- $5 22

(1) Determined based on year-end unescalated prices and costs in accordance with the guidelines of the SEC, discounted at 10% per annum.

There are numerous uncertainties inherent in estimating quantities of proved oil and natural gas reserves and their values, including many factors beyond our control. The reserve data included herein represents only estimates. Reserve engineering is a subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available geological, geophysical, engineering and economic data, the precision of the engineering and judgment. As a result, estimates of different engineers often vary. The estimates of reserves, future cash flows and present value are based on various assumptions, including those prescribed by the SEC relating to oil and natural gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds, and are inherently imprecise. Actual future production, cash flows, taxes, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves may vary substantially from our estimates. Such variations may be significant and could materially affect estimated quantities and the present value of our proved reserves. Also, the use of a 10% discount factor for reporting purposes may not necessarily represent the most appropriate discount factor, given actual interest rates and risks to which the Company or the oil and natural gas industry in general are subject.

20

NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING
EXPENSES OF HAMILL LEASE FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (AUDITED)

NOTE 4 - ESTIMATED QUANTITIES OF PROVED OIL AND GAS RESERVES AND PRESENT VALUE OF ESTIMATED FUTURE NET REVENUES (continued)

You should not assume that the present values referred to herein represent the current market value of our estimated oil and natural gas reserves. In accordance with requirements of the SEC, the estimates of present values are based on prices and costs as of the date of the estimates, which was January 1, 2005. Actual future prices and costs may be materially higher or lower than the prices and costs as of the date of the estimate.

Quantities of proved reserves are estimated based on economic conditions, including oil and natural gas prices in existence at the date of assessment. Our reserves and future cash flows may be subject to revisions based upon changes in economic conditions, including oil and natural gas prices, as well as due to production results, results of future development, operating and development costs and other factors. Downward revisions of our reserves could have an adverse affect on our financial condition, operating results and cash flows.

Due to recurring net operating losses, which can be utilized to offset projected discounted future net cash flows, no provision for income taxes is considered necessary.

No reserve estimates have been filed with any other Federal authority or agency. The 3,645-acre property currently has 7 wells on the property with a regulatory well spacing requirement of 40 acres per well. This amounts to approximately 300 developed acres and the remaining 3,345 acres undeveloped.

Beginning June 2004, re-completion work was commenced on the property, which resulted in 2 additional wells coming into production. These 2 wells added approximately 250 thousand cubic feet of gas per day to over-all lease production.

Additionally, re-completion work was performed on the original producing well, which resulted in that well production rising from approximately 700 thousand cubic feet of gas per day to approximately 1.05 million cubic feet of gas per day.

During October 2004, the Hamill Lease experienced a reduction in natural gas production when the #19 well depleted in the 4300' sand.  During December 2004, work was commenced to re-complete the #19 well to test various potential sands which did not establish production and the #19 well has been shut in for further evaluation.  As of January 2005, re-completion work was commenced on the previously shut-in Hamill #17 well.  The work-over established initial production of approximately 250 MCF per day.

Cased hole logs run in the #17 well have help identify additional behind pipe reserves in this well for future up hole completion attempts.

21

NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING
EXPENSES OF HAMILL LEASE FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (AUDITED)

NOTE 5 - COMMITMENTS

The Company currently has a Lease Operating Agreement in place with Century. The agreement requires the Company to pay its 20% share of lease operating fees, amounting to approximately $14,580 annually. The agreement also details the Company’s responsibility for 20% of all lease operating expenses, un-scheduled repair, maintenance or re-completion of the lease or wells on an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill Lease.

22

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS:

This following contains forward looking statements within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934. These forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or anticipated results, including those set forth under "Risk Factors" in this Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in this report. The following discussion and analysis should be read in conjunction with "Selected Financial Data" and the Company's financial statements and notes thereto included elsewhere in this report.

PLAN OF OPERATIONS

The Company has reorganized its core business, shifting from the underwater wood business to that of investment and development of oil and natural gas and commencing with the acquisition of the Hamill lease.

HAMILL LEASE

The 3645-acre Hamill Lease is secured by the property’s natural gas production from three of the seven existing wells; Hamill #10, Hamill #14 and Hamill #17., with our portion of the daily production in excess of approximately 80 MCF of gas per day, (MCFGPD) however, the Company can give no assurances that the wells will continue to produce at this rate, if at all. With a regulatory well spacing requirement of 40 acres per well the property has wells spanning approximately 300 acres with the remaining 3,345 acres largely available for drilling of new wells. The property has historically produced natural gas from multiple stacked pay sands supported by a 10 square mile area of mutual interest.

The Hamill Lease development benefits from a license to a 10 square mile 3-D seismic survey ("3-D") that was acquired by Century. This 3-D seismic survey is currently being used by Century in the development planning of the property and new drilling locations have already been identified for drilling in 2005 and 2006. The process of interpreting the 3-D data will be an ongoing, with results from any new wells being integrated into the interpretation.

The Company plans to participate in the development of the property throughout 2005 and 2006 by continuing recompletion work of existing well bores, as well as drilling of new wells identified prospects.

We have commenced work over operations on the Hamill #2 well bore in August 2005, and a workover rig has been committed to this project and is on location.

23

Results Of Operations

For The Fiscal Years Ended May 31st, 2004 and 2003

The Hamill Lease earned revenue of $1,245,473 and $1,281,335 for the fiscal years ended May 31st, 2004 and 2003, respectively. The revenues were attributable to natural gas production and sales.

DIRECT operating costs and expenses for the FISCAL years ended May 31st, 2004 and 2003, were $330,423 and $314,679, respectively. This was attributable to production taxes of  $89,673 and $98,236, lease operating expenses of $82,525 and $69,767 and royalty payments of $158,225 and $146,676.

The Hamill Lease had net revenue, prior to distribution of $915,050 and $966,656 for the fiscal years ended ending May 31, 2004 and 2003, respectively

Liquidity and Capital Resources

The following presentation of liquidity and capital resources has been prepared on a go forward basis, as accurate historical information and the liquidity details of the previous Corporations who owned Hamill was not available to the Company or Century prior to purchase.

The Company anticipates the Hamill lease to produce in excess of 168,000 MCF of natural gas during the fiscal year ending May 31, 2006. The Company anticipates that its 16 percent of the revenues from Hamill will need to be supplemented with other financing activities in order to fund future investments to increase production. For the periods ended August 31, 2005 and 2004, the Company had issued the maximum number of authorized shares and was thus unable to raise cash by the issuance of additional shares. Cash raised was therefore raised by the issuance of debt through related party agreements.

As of August 31, 2005, the Company had a working capital deficiency of $3,304,926 and an accumulated deficit of ($9,718,987). Over the next twelve months, management anticipates that sufficient working capital will be obtained from a combination of revenues and external financing to meet the Company's liabilities and commitments as they become payable. The Company has in the past successfully relied on private placements of common stock, loans from private investors and the exercise of common stock warrants, in order to sustain operations.  The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions. There can be no assurance that management plans will be successful. Failure to obtain sufficient working capital from external financing will cause the Company to curtail its operations.

24

Unaudited Pro Forma Condensed Combined Financial Statements

For the Fiscal Years Ended May 31, 2004 and 2003

25

AQUATIC CELLULOSE INTERNATIONAL, CORP.
PRO FORMA BALANCE SHEET (UNAUDITED)
May 31, 2003

			PRO FORMA	COMBINED
	AQCI	HAMILL	ADJUSTMENTS	PRO FORMA

ASSETS

Current Assets
Cash in the Bank	$13,204			$13,204
Prepaid Expenses	290			290
Deferred Financing Costs	-		$34,714	34,714
Total Current Assets	13,494	-	34,714	48,208

Property and Equipment, less depreciation	2,566			2,566
Investment Hamill Property Lease	-		721,158	721,158
Advance on Equipment Purchase	100,000			100,000

Total Assets	$116,060	$-	$755,872	$871,932

LIABILITIES AND STOCKHOLDERS DEFICIT

Current Liabilities
Accounts Payable	$150,290			$150,290
Accrued Liabilities	242,654		$64,895	307,549
Amounts Due Related Parties	639,397			639,397
Convertible Debentures	780,800		648,949	1,429,749
Unamortized Discount	(17,293)		(324,475)	(341,768)
Total Current Liabilities	1,795,848	-	389,369	2,185,217

Long Term Liabilities	-	-	-	-

Total Liabilities	1,795,848	-	389,369	2,185,217

Stockholders Deficit
Preferred Stock	-			-
Common Stock	100,000			100,000
Advance on Deposit	(125,000)			(125,000)
Additional Paid in Capital	5,484,691		649,949	6,134,640
Retained earnings (Accumulated Deficit)	(7,155,171)		(283,446)	(7,438,617)
Foreign Currency Translation	15,692			15,692

Total Stockholders Deficit	(1,679,788)	-	366,503	(1,313,285)

Total Liabilities and Stockholders Deficit	$116,060	$-	$755,872	$871,932

26

AQUATIC CELLULOSE INTERNATIONAL CORP.
PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
May 31, 2003

	AQCI	HAMILL	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA

Sales	-	$189,296		$189,296

Cost of Sales	-			-

Gross Profit	-	189,296	-	189,296

Operating Expenses
Selling, General and Administrative	$1,184,582			1,184,582
Lease Operating Expenses	-	13,953		13,953
Depreciation/Depletion	1,163	34,185		35,348

Total Operating Expenses	1,185,745	48,138	-	1,233,883

Income (Loss) from Operations	(1,185,745)	141,158	-	(1,044,587)

Other Income (Expense)
Gain on Disposal	65,725			65,725
Foreign Currency Translation	19,739			19,739
Financing costs	(52,073)		$(359,189)	(411,262)
Interest	(95,496)		(64,895)	(160,391)

Total Other Income (Expense)	(62,105)	-	(424,084)	(486,189)

Net Income (Loss)	$(1,247,850)	$141,158	$(424,084)	$(1,530,776)

Weighted Average Shares	95,758,155	95,758,155	95,758,155	95,758,155

Income (Loss) Per Share	$(0.013)	$0.001	$(0.004)	$(0.016)

27

AQUATIC CELLULOSE INTERNATIONAL, CORP.
PRO FORMA BALANCE SHEET (UNAUDITED)
May 31, 2004

			PRO FORMA	COMBINED
	AQCI	HAMILL	ADJUSTMENTS	PRO FORMA

ASSETS

Current Assets
Cash in the Bank	$58,252			$58,252
Prepaid Expenses	450			450
Deferred Financing Costs	62,917		$(24,612)	38,305
Total Current Assets	121,619	-	(24,612)	97,007

Property and Equipment, less depreciation	2,638			2,638
Investment Hamill Property Lease	706,776		138,894	845,670
Advance on Equipment Purchase	100,000			100,000

Total Assets	$931,033	$-	$114,282	$1,045,315

LIABILITIES AND STOCKHOLDERS DEFICIT

Current Liabilities
Accounts Payable	$87,348			$87,348
Accrued Liabilities	565,654		$42,395	608,049
Amounts Due Related Parties	741,174			741,174
Notes Payable	53,000			53,000
Convertible Debentures	1,680,800			1,680,800
Unamortized Discount	(1,055,845)		212,214	(843,631)
Total Current Liabilities	2,072,131	-	254,609	2,326,740

Long Term Liabilities	-	-	-	-

Total Liabilities	2,072,131	-	254,609	2,326,740

Stockholders Deficit
Preferred Stock	-			-
Common Stock	100,000			100,000
Advance on Deposit	(125,000)			(125,000)
Additional Paid in Capital	7,139,493			7,139,493
Retained Earnings (Accumulated Deficit)	(8,214,559)		(140,327)	(8,354,886)
Foreign Currency Translation	(41,032)			(41,032)

Total Stockholders Deficit	(1,141,098)	-	(140,327)	(1,281,425)

Total Liabilities and Stockholders Deficit	$931,033	$-	$114,282	$1,045,315

28

AQUATIC CELLULOSE INTERNATIONAL CORP.
PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
May 31, 2004

			PRO FORMA	COMBINED
	AQCI	HAMILL (*)	ADJUSTMENTS	PRO FORMA

Sales		$40,665	$144,263	$184,928

Cost of Sales	-			-

Gross Profit	-	40,665	144,263	184,928

Operating Expenses
Selling, General and Administrative	$301,930			301,930
Lease Operating Expenses		7,612	8,893	16,505
Depreciation/Depletion	617	6,741	22,788	30,146

Total Operating Expenses	302,547	14,353	31,681	348,581

Income (Loss) from Operations	(302,547)	26,312	112,582	(163,653)

Other Income (Expense)
Gain on Disposal	-			-
Foreign Currency Translation	-			-
Financing costs	(308,662)		(236,826)	(545,488)
Interest	(165,014)		(42,395)	(207,409)

Total Other Income (Expense)	(473,676)	-	(279,221)	(752,897)

Net Income (Loss)	$(776,223)	$26,312	$(166,639)	$(916,550)

Weighted Average Shares	100,000,000	100,000,000	100,000,000	100,000,000

Income (Loss) Per Share	$(0.008)	$0.000	$(0.002)	$(0.009)

(*)         Acquired working interest 3 months ended May 31, 2004

29

NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS
FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (UNAUDITED)

NOTE 1 - ORGANIZATION

Aquatic Cellulose International Corp. (the "Company" or "AQCI") was incorporated under the laws of the State of Nevada in 1996. During the fiscal year ended May 31, 2003, the Company ceased its underwater operations and decided to focus on a new business direction in the oil and gas industry.

Effective March 1, 2004, the Company acquired a 20 percent ownership position and a 16 percent net revenue interest in the Hamill lease, a 3,645-acre natural gas producing property located in Matagorda County, Texas, pursuant to an agreement with Century Resources Inc. (“Century”). The purchase was made on the basis of the property having existing production and revenues as compared to an exploration property with no production. Thus, the Company agreed to assume an increased percentage of the costs for a lesser percentage of the revenue on a 1/3 to 1/4 ratio, resulting in the 20 percent ownership stake and 16 percent net revenue interest after production taxes. Century, a privately held Texas corporation, has an interest in various oil and natural gas properties. The agreement also includes an exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century, which has three successive one-year terms, with the Company holding the exclusive option on each year. The cost of this acquisition and exclusive optional participation agreement was $580,000 and a 15 percent ownership stake in the Company. The Company is currently in the process of conducting a special meeting of shareholders to seek proxy approval to meet this 15 percent ownership commitment.

Effective January 1, 2005, the exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century was modified, wherein, both the Company’s three successive one year term options for participation on all Century deals and Century’s 15% ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company.

NOTE 2 - BASIS OF PRESENTATION

The condensed financial information portrays the effects of the acquisition by the Company of its 16 percent net revenue interest in the Hamill Lease as if the transaction occurred effective June 1, 2003. The condensed PRO FORMA financial statements for the fiscal year ended May 31, 2003 have been derived from the audited financial statements of Aquatic Cellulose International, Corporation included in its Form 10-KSB. The condensed PRO FORMA financial statements for the fiscal year ended May 31, 2004 have been derived from the audited financial statements of Aquatic Cellulose International, Corporation included in its Form 10-KSB and the PRO FORMA adjustments from the previous year. No adjustment has been made for

30

NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS
FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (UNAUDITED)

NOTE 2 - BASIS OF PRESENTATION (Continued)

the tax effect of PRO FORMA net income, since cumulative tax loss carryforwards exist in excess of the PRO FORMA amount.

NOTE 3- PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION

The unaudited pro forma balance sheets and statements of operations include the following PRO FORMA adjustments:

A.
Acquisition - During March 2004, the Company issued $900,000 of convertible notes and warrants. For purposes of presentation of this pro forma, it is being assumed that $648,949 of the debentures issued in March 2004, are being issued in June 2002, to allow for the acquisition and remit pro-rata payment for related financing costs.

B.
Beneficial Conversion Feature Convertible Debentures - The convertible debentures contain a beneficial conversion feature as the debenture holders are granted common share purchase warrants and the debentures are convertible into common shares at prices that are less than the market price at the date of issuance. The intrinsic value of the beneficial conversion option at the date of issuance has been calculated at $648,949, which is recognized in accordance with EITF 98-5, as modified, where applicable by EITF 00-27. A total of $324,475 and $324,474 of beneficial conversion features have been charged to operations during the fiscal years ended May 31, 2003 and 2004, respectively.

C.
Interest -The Company has recorded pro forma interest expense on the new convertible debentures at the rate of 10% per annum. A total of $64,895 and $42,395 have been charged to operations during the fiscal years ended May 31, 2003 and 2004, respectively.

D.
In connection with the sale of $580,000 convertible debentures, the Company incurred pro-rata financing fees in the amount of $69,429. These fees are amortized over the 24-month life of debentures. A total of $34,714 and $34,715 have been charged to operations during the fiscal years ended May 31, 2003 and 2004, respectively.

E.
The Company recorded its 16 percent net revenue interest in the Hamill Lease as if the transaction occurred effective June 1, 2003. A total of $189,296 and $184,928 have been recorded as the Company’s net revenue interest during the fiscal years ended May 31, 2003 and 2004, respectively.

F.
The Company depletes the acquisition cost of the Hamill lease using the units-of-production method as the related gas reserves are produced so that each unit of gas produced is assigned a pro rata portion of the unamortized acquisition cost. A total of $34,185 and $29,529 have been charged to operations during the fiscal years ended May 31, 2003 and 2004, respectively.

31

NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS
FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (UNAUDITED)

NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition and Direct Operating Expenses

The management of the Hamill Lease records estimated amounts of natural gas revenues based on volumetric calculations under its natural gas sales contract.

Revenue from the Hamill Lease is subject to a 7.5 percent severance tax and 0.000667 percent oil field clean-up tax.

Lease operating expenses include repair and maintenance of wells, pipe and holding tanks, as well as up-grades and maintenance of lease roads and equipment.

Business Combinations

The acquisition price from Century was $580,000 in cash and a 15% ownership in the Company, and was accounted for as a step acquisition as required by SFAS No. 141, “Business Combinations”. The date and dollar amount for the issuance of the 15% interest in the Company cannot be determined, pending the approval of a Section 14A proxy statement with the Securities and Exchange Commission. The proxy filing is requesting, among other things, an increase in authorized shares for the Company to accommodate this and other necessary stock issuances.

Investment in Hamill Lease

The Company’s investment in the Hamill lease is recorded using the equity method of accounting. Under this method, the investment at cost initially, and the investment is adjusted for the Company’s equity in the Hamill Lease profit and loss. The investment is further adjusted for additional contributions to and distributions from the Hamill Lease.

The Company depletes the acquisition cost of the Hamill lease using the units-of-production method as the related gas reserves are produced so that each unit of gas produced is assigned a pro rata portion of the unamortized acquisition cost. The unit cost is computed on the basis of the total estimated units of gas reserves.

Long Lived Assets

The Company performs a review for impairment of proved natural gas properties on a depletable unit basis when circumstances suggest there is a need for such review in accordance with Financial Accounting Standards Board No. 144, Accounting for the Impairment or Disposal of

32

NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS
FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (UNAUDITED)

NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets (SFAS No. 144). To determine if a depletable unit is impaired, the Company compares the carrying value of the depletable unit to the undiscounted future net cash flows by applying managements’ estimates of future natural gas prices to the estimated future production of natural gas reserves over the economic life of the property. Future net cash flows are based upon estimates of proved reserves. In addition, other factors such as probable and possible reserves are taken into consideration when justified by economic conditions and actual or planned drilling or other development activities. For a property determined to be impaired, an impairment loss equal to the difference between the carrying value and the estimated fair value of the impaired property will be recognized. Fair value, on a depletable unit basis, is estimated to the present value of the aforementioned expected future net cash flows. Any impairment charge incurred is recorded in accumulated depreciation, depletion, impairment and amortization to reduce the recorded basis in the asset. Each part of this calculation is subject to a large degree of judgment, including the determination of the depletable units’ reserves, future cash flows and fair value. For the fiscal years ended May 31, 2003 and 2004, no impairments have been recorded on proved properties.

Unproved natural gas properties are periodically assessed and any impairment in value is charged to impairment expense. The costs of unproved properties, which are determined to be productive, are transferred to proved natural gas properties and amortized on a unit of production basis. For the fiscal years ended May 31, 2003 and 2004, no impairments have been recorded on unproved properties.

Significant Customer

The Hamill lease has an agreement with Harvest Pipeline Company (“Harvest”) to sell 100 percent of its natural gas to Harvest at 90 percent of Inside FERC of the Houston Shipped Channel Price. The agreement is effective through October 1, 2004. As of October 2, 2004, the natural gas from the Hamill Lease is continuing to be shipped via the Harvest Pipeline Company under the terms of the expired agreement. Because alternate purchasers of natural gas are readily available, the Company believes that the loss of any purchaser would not have a material adverse effect on the financial results of the Company.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period, including the use of estimates for natural gas reserve information. Actual results could differ from those estimates.

33

NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS
FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (UNAUDITED)

NOTE 5 - DEFERRED FINANCING COSTS

In connection with the sale of $580,000 convertible debentures during March 2004, the Company incurred pro-rata financing fees in the amount of $68,949. These fees are amortized over the 24-month life of debentures. The unamortized balance of these fees was $34,714 and $nil as of May 31, 2003 and 2004, respectively.

NOTE 6 - CONVERTIBLE DEBENTURES

Convertible debentures payable bear interest at 12%, due on a quarterly basis, and are secured by a first priority interest in the Company's accounts receivable, inventory, fixed assets and general intangibles. Debentures aggregating $480,800 at May 31, 2003, are convertible into the Company's common shares at the lesser of $0.60 per share or 70% of the average of the lowest three inter-day sales prices during the twenty trading days immediately preceding the conversion date. The remaining $300,000 of the debentures at May 31, 2003 is convertible into common shares at the lesser of $0.083 per share or 67.67% of the average of the lowest three inter-day sales prices during the twenty days immediately preceding the conversion date. If unpaid when due, $480,800 of the debentures can automatically convert to common shares if certain conditions are met. The remaining $300,000 of the debentures do not automatically convert to common shares on their due dates. $780,800 of the total debentures was in default at May 31, 2003.

During March 2004, the Company issued $900,000 of convertible notes and warrants. Convertible debentures payable bear interest at 10 percent, due on a quarterly basis, and are secured by a first priority interest in the Company’s accounts receivable, inventory, fixed assets and general intangibles. The debentures are convertible, at the investors’ sole option, into common shares at the lesser of $0.004 per share (fixed conversion price) or 40 percent of the average of the lowest three-day sales prices during the twenty days immediately preceding the conversion date. The number of common shares issuable upon the conversion of the debentures is limited to 4.9 percent in beneficial ownership by the debenture holders and its affiliates of the outstanding shares of common stock. The debentures do not automatically convert to common shares on their due dates. For purposes of presentation of this pro forma, it is being assumed that $648,949 of the debentures issued in March 2004, are being issued in June 2002, to allow for the acquisition and remit pro-rata payment for related financing costs.

The March 2004 convertible debentures contain a beneficial conversion feature as the debenture holders are granted common share purchase warrants and the debentures are convertible into common shares at prices that are less than the market price at the date of issuance. The debentures proceeds attributable to the warrants was estimated to be $nil, as the warrants were valued at market value on the date of issuance. The intrinsic value of the beneficial conversion

34

NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS
FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (UNAUDITED)

NOTE 6 - CONVERTIBLE DEBENTURES (continued)

option relating to the debentures being convertible into common shares at prices that are less than the market price at the date of issuance has been pro-rata calculated at $648,949 which is recognized in accordance with EITF 98-5, as modified, where applicable by EITF 00-27. The Company recorded the transaction as an increase in additional paid in capital and an unamortized discount on the convertible debentures payable. A total of $324,475 and $324,474 for beneficial conversion features in connection with the debentures and warrants have been charged to operations during the fiscal years ended May 31, 2003 and 2004, respectively.

 The debentures are due as follows:

DUE DATE	MAY 31, 2003	ISSUED(*)	CONVERTED	MAY 31, 2004
September 29, 2001	$480,800	$--	$--	$480,800
March 14, 2002	100,000	--	--	100,000
December 4, 2002	200,000	--	--	200,000
June 1, 2002	648,949	251,051	--	900,000
	$1,429,749	$251,051	--	1,680,800

Unamortized discount related
to warrants issued with
convertible debentures payable	(17,293)			--

Unamortized discount related to
beneficial conversion option on the
convertible debentures payable	(341,768)			(843,631)

	$1,087,981			$837,169
(*) Balance of $900,000 in convertible debentures issued March 2004

35

DUE DATE	MAY 31, 2002	ISSUED(**)	CONVERTED	MAY 31, 2003

May 4, 2002	$3,300	$--	$(3,300)	$--
September 29, 2001	500,000	--	(19,200)	480,800
January 25, 2002	17,500	--	(17,500)	--
March 14, 2002	100,000	--	--	100,000
December 4, 2002	200,000	--	--	200,000
June 1, 2002		648,949	--	648,949
	820,800	$648,949	$(40,000)	1,429,749
Unamortized discount related
to warrants issued with
convertible debentures payable	(17,293)		(17,293)

Unamortized discount related to
beneficial conversion option on the
convertible debentures payable	(58,325)		(324,475)

	$745,182		$1,087,981

(**) Pro-rata allocation of convertible debentures issued to purchase working interest in Hamill Lease

NOTE 7 - STATEMENT OF OPERATIONS COMPARISON

	Hamill Lease	AQCI Interest		Hamill Lease	AQCI Interest
	05/31/03	05/31/03		05/31/04	05/31/04
Gross Revenues	$1,281,335	$189,296	(*)	$1,245,473	$184,928	(*)
Less Production Taxes	98,236	-		89,673	-
Net Revenue After Production Taxes	1,183,099	-		1,155,800	-

Direct Operating Expenses
Royalty Expense	146,676	-		158,225	-
Lease Operating Expenses	69,767	13,953		82,525	16,505
Total Direct Operating Expenses	216,443	13,953		240,750	16,505

Net Revenue	$966,656	$175,343		$915,050	$168,423

(*) Note - 16% of the Gross Revenues after Production Taxes.

The Company currently has a Lease Operating Agreement in place with Century. The agreement requires the Company to pay its 20% share of lease operating fees, amounting to approximately $14,580 annually. The agreement also details the Company’s responsibility for 20% of all lease operating expenses, un-scheduled repair, maintenance or re-completion of the lease or wells on

36

NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS
FOR THE FISCAL YEARS ENDED MAY 31, 2004 AND 2003 (UNAUDITED)

NOTE 7 - STATEMENT OF OPERATIONS COMPARISON (continued)

an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill Lease.

NOTE 8 - INCOME TAXES

The Company currently has an accumulated deficit exceeding $8 million dollars and with the addition of the revenue from the Hamill lease, the Company continues to operate at a loss. Therefore, income taxes were not considered to be a disclosure item.

37

SENSITIVITY ANALYSIS

Effect of variations in the issued and outstanding shares on Pro Forma results for 2003 and 2004

The following chart is a sensitivity analysis showing the effect of potential variations in the issued and outstanding shares at the time of issuance of the common stock to Century for the purchase of the Hamill lease and future project participation rights. The chart shows the Pro Forma results of 2003 and 2004 as compared to three different scenarios and the effect each would have on the Earnings Per Share results of the Pro Forma presentation. The scenarios selected are in managements view;

a)	the anticipated issued and outstanding shares of 23,125,000,

b)	a possible case scenario for the issued and outstanding shares of 30,000,000,

c)	a worst case scenario for the issued and outstanding shares of 50,000,000.

Further, the scenarios for the issued and outstanding shares are considered after the proposed reverse split and after all shares have been issued to management, New Century, as well as consultants and debt settlement agreements, however notwithstanding the potential issuance of further shares for any remaining convertible debt.

			PRO FORMA	COMBINED
	AQCI	HAMILL	ADJUSTMENTS	PRO FORMA

2003 PRO FORMA Net Income (Loss)	$(1,247,850)	$141,158	$(424,084)	$(1,530,776)

Pro Forma Income (Loss) Per Share	$(0.013)	$0.001	$(0.004)	$(0.016)

Scenario A - 23,125,000	23,125,000	23,125,000	23,125,000	23,125,000
Income (Loss) Per Share	$(0.054)	$0.006	$(0.018)	$(0.066)

Scenario B - 30,000,000	30,000,000	30,000,000	30,000,000	30,000,000
Income (Loss) Per Share	$(0.042)	$0.005	$(0.014)	$(0.051)

Scenario C - 40,000,000	40,000,000	40,000,000	40,000,000	40,000,000
Income (Loss) Per Share	$(0.031)	$0.004	$(0.011)	$(0.038)

2004 PRO FORMA Net Income (Loss)	$(776,223)	$26,312	$(166,639)	$(916,550)

Pro Forma Income (Loss) Per Share	$(0.008)	$0.000	$(0.002)	$(0.009)

Scenario A - 23,125,000	23,125,000	23,125,000	23,125,000	23,125,000
Income (Loss) Per Share	$(0.034)	$0.001	$(0.007)	$(0.040)

Scenario B - 30,000,000	30,000,000	30,000,000	30,000,000	30,000,000
Income (Loss) Per Share	$-	$-	$-	$-

Scenario C - 40,000,000	40,000,000	40,000,000	40,000,000	40,000,000
Income (Loss) Per Share	$-	$-	$-	$-

38

Certificate of Incorporation and By-laws

Except for the proposed amendments in this proxy, the certificate of incorporation and by-laws of Aquatic remain as is.

Officers and Directors Following the Purchase

The officers and directors of Aquatic Cellulose will remain the same.

The current and sole director of Aquatic Cellulose is Sheridan B. Westgarde: Mr. Westgarde was appointed to the Board of Directors March 27th 2003. As a C.A.S. Tech. graduate of UCC British Columbia and a recognized specialist in the robotics and automation industry. Mr. Westgarde has significant experience and contacts in the Oil and Gas industry, and having being involved in the technical aspects of down-hole gas and oil well testing and production.

Representations and Warranties

The Purchase Agreement contains customary representations and warranties of Aquatic Cellulose International Corp. and New Century Energy Corp. relating to, among other things:

•
the corporate organization and existence of each of Aquatic and Century, including that each has been duly incorporated, is validly existing and in good standing with the corporate power to carry on its business as currently conducted;

•	the authority of each of Aquatic and Century and the Stockholders to execute and deliver the Purchase Agreement;

•	the adoption by Aquatic’s sole director of a resolution adopting the Purchase Agreement and the transactions contemplated thereunder;

•	the compliance of the Purchase Agreement with Aquatic’s certificate of incorporation and bylaws, applicable laws, and material agreements;

•
absence of any pending or threatened suit, action or proceeding which has not been disclosed in the schedules to the Purchase Agreement and which, if determined adversely, would have a material adverse effect;

•	additional customary representations and warranties.

Acquisition Financing

•
During December 2003, the Company entered into an agreement whereby, the repayment of the outstanding debentures is intended to be made by an Equity Line of Credit instrument negotiated between the convertible debenture holders and the Company. Based on this arrangement, the Company and the convertible debenture holders further agreed to an additional funding of $900,000. While these new funds are secured as a convertible debt, the repayment is intended to be managed through the Equity Line of Credit. The Company signed a $100,000 convertible promissory note as an advance on the $900,000 and paid $80,000 as a deposit to acquire the Hamill Lease and Participation Rights.

Actions Following the Purchase

•
Pursuant to the terms of the Purchase Agreement, we agreed to prepare, file and mail to our stockholders, this proxy statement seeking approval of a corporate recapitalization whereby New Century Energy Corp. would be issued a 7.5% ownership in Aquatic upon the completion of the Company share recapitalization. We will issue the shares concurrent with the effective date of the reverse split.

39

Recent Developments

•
In August 2004, the Company completed an acquisition of a 50 percent ownership position and a 45 percent net revenue interest of an approximately 1,400 acre lease in the Prado Oil Field (Prado), located in Jim Hogg County Texas. The Company’s 50 percent portion of this acquisition cost was $70,000. This lease has 20 existing wells that were originally produced in the 1960’s 2 of which are still producing. The Company issued $250,000 in convertible debentures and warrants to acquire the 50 percent ownership position in Prado and pay a portion of consulting fees that were outstanding as of May 31, 2004.

•
In June of 2005, the Company entered into a working capital loan agreement with United Business Associates (“UBA”), a company partly owned by the Company’s current CEO and a consultant. In the terms of the agreement UBA will provide the Company $200,000 in working capital that will be secured as a convertible note, convertible to the Company’s common stock. Additionally, UBA will be granted a 5 percent non-cost bearing over-ride on revenues generated by certain new project developments of the Company. As of August 31, 2005 the Company had used $115,073 of these funds for the purchase and development of the Brookshire lease.

•
In June 2005 the Company purchased a 50% working interest in a 26 leases program in Waller County in the area of the Brookshire Dome Field. The cost of the acquisition was $19,930.This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. The Company subsequently invested an additional $95,143 for drilling activities that were commenced on the first well on June 15, 2005. The well was temporarily plugged at a depth of 5,200 feet on June 27, 2005 awaiting the availability of a drilling rig that will deepen the well to the target depth of 7,500 feet to explore for a deeper potential target. Depending on the availability of a suitable drilling rig this operation may start as early as the fourth quarter of 2005. If a rig is not available a new shallow test may be proposed on the west side of the acreage to test a shallower potential target.

Risk Factors of the Oil and Gas Industry

Volatile Oil and Gas Prices Can Materially Affect The Company.

The Company's future financial condition and results of operations will depend upon the prices received for the Company's oil and natural gas production and the costs of acquiring, finding, developing and producing reserves. Prices for oil and natural gas are subject to fluctuations in response to relatively minor changes in supply, market uncertainty and a variety of additional factors that are beyond the control of the Company. These factors include worldwide political instability (especially in the Middle East and other oil-producing regions), the foreign supply of oil and gas, the price of foreign imports, the level of drilling activity, the level of consumer product demand, government regulations and taxes, the price and availability of alternative fuels and the overall economic environment. A substantial or extended decline in oil and gas prices would have a material adverse effect on the Company's financial position, results of operations, quantities of oil and gas that may be economically produced, and access to capital. Oil and natural gas prices have historically been and are likely to continue to be volatile. This volatility makes it difficult to estimate with precision the value of producing properties in acquisitions and to budget and project the return on development projects involving the Company's oil and gas properties. In addition, unusually volatile prices often disrupt the market for oil and gas properties, as buyers and sellers have more difficulty agreeing on the purchase price of properties.

40

Uncertainty in Calculating Reserves; Rates of Production; Development Expenditures;  Cash Flows:

There are numerous uncertainties inherent in estimating quantities of oil and natural gas reserves of any category and in projecting future rates of production and timing of development expenditures, which underlie the reserve estimates, including many factors beyond the Company's control. Reserve data represent only estimates. In addition, the estimates of future net cash flows from the Company's proved reserves and their present value are based upon various assumptions about future production levels, prices and costs that may prove to be incorrect over time. Any significant variance from the assumptions could result in the actual quantity of the Company's reserves and future net cash flows from them being materially different from the estimates. In addition, the Company's estimated reserves may be subject to downward or upward revision based upon production history, results of future development, prevailing oil and gas prices, operating and development costs and other factors.

Oil and Gas Operations Involve Substantial Costs and Are Subject to Various Economic Risks:

The oil and gas operations of the Company are subject to the economic risks typically associated with development and production activities, including the necessity of significant expenditures to locate and acquire producing properties and to drill exploratory wells. In conducting development activities, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause the Company’s development and production activities to be unsuccessful. This could result in a total loss of the Company’s investment. In addition, the cost and timing of drilling, completing and operating wells is often uncertain.

Significant Capital Requirements:

The Company must make a substantial amount of capital expenditures for the acquisition, and development of oil and gas reserves. To date, the Company has paid for acquisitions and expenditures with cash from the issuance of debt, convertible notes and operating activities. The Company's revenues or cash flows could be reduced because of lower oil and gas prices or for some other reason. If the Company's revenues or cash flows decrease, it may not have the funds available to replace its reserves or to maintain production at current levels. If this occurs, it would reduce production over time. Other sources of financing may not be available if the Company's cash flows from operations are not sufficient to fund its capital expenditure requirements. Where the Company is not the majority owner or operator of an oil and gas project, it may have no control over the timing or amount of capital expenditures associated with the particular project. If the Company cannot fund its capital expenditures, its interests in some projects may be reduced or forfeited.

Costs Incurred To Conform to Government Regulation of the Oil and Gas Industry.

Costs incurred due to changes at the federal or state level of the oil and natural gas regulatory environment could adversely affect the Company’s ability to conduct business.

Costs Incurred Related to Environmental Matters.

The Company, as a part owner or lessee of oil and gas properties, is subject to various federal, state and local laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution clean-up resulting from operations, subject the lessee to liability for pollution damages, and require suspension or cessation of operations in affected areas.

The Company is not aware of any environmental claims existing as of August 22, 2005, which would have a material impact upon the Company's financial position or results of operations.

41

Development hazards:

Production development of oil and natural gas can be hazardous, involving unforeseen occurrences such as blowouts, cratering, fires and loss of well control, which can result in damage to or destruction of wells or equipment, injury to persons, loss of life, or damage to property or the environment.

General Economic Conditions:

Virtually all of the Company's operations are subject to the risks and uncertainties of adverse changes in general economic conditions, the outcome of pending and/or potential legal or regulatory proceedings, changes in environmental, tax, labor and other laws and regulations to which the Company is subject, and the condition of the capital markets utilized by the Company to finance its operations.

Seasonality of Business

Weather conditions affect the demand for and prices of natural gas and can also delay drilling activities, disrupting our overall business plans. Demand for natural gas is typically higher in the second and third quarters due to increased heating demands resulting in higher natural gas prices. Due to these seasonal fluctuations, results of operations for individual quarterly periods may not be indicative of results that would be realized on an annual basis.

Competitive Conditions in the Business

The petroleum and natural gas industry is highly competitive and we compete with a substantial number of other companies that have greater resources, such as, GulfWest Energy Inc. and TransTexas Gas Corp. Many such companies, not only explore, produce and market petroleum and natural gas but also carry on refining operations and market the resultant products on a worldwide basis. There is also competition between petroleum and natural gas producers and other industries producing energy and fuel. Furthermore, competitive conditions may be substantially affected by various forms of energy legislation and/or regulation considered from time to time by the governments (and/or agencies thereof) of the United States and Canada; however, it is not possible to predict the nature of any such legislation and/or regulation which may ultimately be adopted or its effects upon our future operations. Such laws and regulations may, however, substantially increase the costs of exploring for, developing or producing oil and gas and may prevent or delay the commencement or continuation of a given operation. The exact effect of these risk factors cannot be accurately predicted.

Distribution

Aquatic sells its production through contracts with existing pipeline operating companies and crude oil brokers. Due to the consistent demand for domestic energy as well as the maturity of the industry, Aquatic is able to achieve 100 percent sales of its production and have little to no difficulty in renewing distribution contracts as required.

42

PROPOSAL ONE
DIRECTORS’ PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 3,000,000,000
(Item 1 on the Proxy Card)

At the Special Meeting, shareholders will be asked to approve and consent to amend the Company’s restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 3,000,000,000 shares.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Reasons for the proposed increase

As of the Record Date, a total of 100,000,000 shares of the Company's currently authorized 100,000,000 shares of common stock are issued and outstanding. The increase of the Company's authorized shares relates to the sale of up to 2,000,000,000 plus shares of common stock that may be issued to and sold by existing debenture holders and warrant holders upon the conversion of convertible debentures and upon the exercise of warrants. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

Purposes and Certain Possible Effects of Increasing the Number of Authorized Shares of Common Stock

The Company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, and has issued securities to management, non-management employees and consultants. The Company expects to continue to make substantial expenditures for development and marketing of products and services. The Company expects to continue to actively explore and negotiate additional financing that it requires. The Company may also seek acquisitions of other companies, products and assets. These activities are likely to require the Company to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock. The Company has, at times in the past, sold shares or securities instruments exercisable or convertible into shares at below the market price of its Common Stock at the date of issuance and may be required to do so in the future in order to raise financing.

The Board acknowledges that the increase in the number of authorized shares of Common Stock at this time will provide the Company with the ability to issue the shares of Common Stock it is currently obligated to issue pursuant to the exercise and conversion of outstanding convertible securities, and also provide it with the flexibility of having an adequate number of authorized but unissued shares of Common Stock available for future financing requirements without the expense or delay attendant in seeking stockholder approval at any special or other annual meeting. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

Although it is not the purpose of the proposed amendment and the Board is not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Common Stock also could be used by the Board to discourage, delay or make more difficult a change in control of the Company.

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This proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership. In the event that stockholder approval of this proposed amendment of the Certificate of Incorporation to increase the authorized Common Stock is not obtained, the Company will be unable to satisfy its exercise and conversion obligations under the terms of certain of its outstanding convertible securities and holders of such convertible securities may commence legal proceedings against us.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The following is a list of material existing contractual agreements to issue shares of the Company's common stock in connection with convertible debentures and warrants starting with the most recent:

On August 4, 2004, the Company issued four convertible notes for an aggregate of $250,000 and with interest at 10% per annum. Interest on both of these notes shall be payable quarterly commencing August 6, 2004. The holder has the right to convert the debentures and interest accrued into shares of the Company's common stock at a conversion price per share that shall be the lesser of (1) $.004 and (2) 30% of the average of the lowest three intra-day trading prices of the common stock during the twenty trading days immediately preceding the conversion date.

On March 19, 2004, the Company issued three convertible notes for an aggregate of $900,000 and with interest at 10% per annum. Interest on both of these notes shall be payable quarterly commencing March 19, 2004. The holder has the right to convert the debentures and interest accrued into shares of the Company's common stock at a conversion price per share that shall be the lesser of (1) $.004 and (2) 30% of the average of the lowest three intra-day trading prices of the common stock during the twenty trading days immediately preceding the conversion date.

On December 31, 2001, the Company issued two convertible notes, both for $100,000 and with interest at 12% per annum. Interest on both of these notes shall be payable quarterly commencing December 31, 2001. The holder has the right to convert the debentures and interest accrued into shares of the Company's common stock at a conversion price per share that shall be the lesser of (1) $.083 and (2) 67.67% of the average of the lowest three intra-day trading prices of the common stock during the twenty trading days immediately preceding the conversion date.

On March 14, 2001, the Company issued two convertible notes, both for $50,000 and with interest at 12% per annum. Interest on both of these notes shall be payable quarterly commencing March 14, 2001. The holder has the right to convert the debentures and interest accrued into shares of the Company's common stock at a conversion price per share that shall be the lesser of (1) $.083 and (2) 67.67% of the average of the lowest three intra-day trading prices of the common stock during the twenty trading days immediately preceding the conversion date.

On September 30, 2000, the Company issued two convertible notes, both for $240,400 and with interest at 12% per annum. Interest on both of these notes shall be payable quarterly commencing September 30, 2000. The holder has the right to convert the debentures and interest accrued into shares of the Company's common stock at a conversion price per share that shall be the lesser of (1) $.083 and (2) 67.67% of the average of the lowest three intra-day trading prices of the common stock during the twenty trading days immediately preceding the conversion date.

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The holders of the convertible debentures and notes may not convert their securities into shares of the Company's common stock if after the conversion, such holder, together with any of its affiliates, would beneficially own over 4.9% of the outstanding shares of the Company's common stock. This percent ownership restriction may be waived by each holder on not less than 61 days notice to the Company. Since the number of shares of the Company's common stock issuable upon conversion of the debentures will change based upon fluctuations of the market price of the Company's common stock prior to a conversion, the actual number of shares of the Company's common stock that will be issued under the debentures cannot be determined at this time. Because of this fluctuating characteristic, we agreed to register a number of shares of the Company's common stock that exceeds the number of the Company's shares of common stock currently beneficially owned by the debenture holders and warrant holders.

Other obligations not related to the convertible debenture and warrants.

As reported in the Company financial filings with the Securities and Exchange Commission, the Company has made other commitments that, in order to fulfill, will require the proposed increase in the authorized shares.

Purchase of Hamill and Future Project Participation Rights

Effective March 1, 2004, the Company acquired a 20 percent ownership position and a 16 percent net revenue interest in the Hamill lease, a 3,645-acre natural gas producing property located in Matagorda County, Texas, pursuant to an agreement with New Century Energy Corp. (“Century”) (Formerly Century Resources Inc.). The purchase was made on the basis of the property having existing production and revenues as compared to an exploration property with no production. Thus, the Company agreed to assume an increased percentage of the costs for a lesser percentage of the revenue on a 1/3 to 1/4 ratio, resulting in the 20 percent ownership stake and 16 percent net revenue interest before royalty expense. Century, a privately held Texas corporation, has an interest in various oil and natural gas properties. The agreement also includes an exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century, which has three successive one-year terms, with the Company holding the exclusive option on each year. The cost of this acquisition and exclusive optional participation agreement was $580,000 and a 15 percent ownership stake in the Company. The Company is currently in the process of conducting a special meeting of shareholders to seek proxy approval to meet this 15 percent ownership commitment.

Effective January 1, 2005, the exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century was modified, wherein, both the Company’s three successive one year term options for participation on all Century deals and Century’s 15% ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company to be issued on a date that is yet to be determined.

Settlement of Related Party Debt

Mr. Westgarde, the Company Director and President, had an annual consulting agreement commencing March 27th, 2003, providing for an annual compensation of $90,000. In addition, the Board of Directors had committed to make Mr. Westgarde a significant shareholder in the Company with a share position of 5% of the authorized share volume of the Company issued over the course of three years. Effective, March 1, 2004, the agreement for Mr. Westgarde was modified to reduce the cash portion of the consulting fee to $5,000 per month and include $1,500 per month in stock compensation. During July 2004, the Company entered into an agreement to exchange amounts due to Sheridan Westgarde, as well as stock compensation due Mr. Westgarde under the current consulting agreement, for a 27 percent common share equity position in the Company post-restructured and pending shareholder approval of the Proxy. Mr. Westgarde would be an affiliate of the Company bearing all the restrictions of affiliates according to the Securities and Exchange Act of 1933.

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During March 2004, the Company entered into consulting agreement with Harvey Smith to provide oil and gas advice. The consulting agreement, effective February 1, 2004, is for one year and provides for consulting fees of $2,000 cash and $2,000 worth of Company common stock. The stock will be payable at every six month anniversary, for as long as the agreement is in place. The issued stock will be at a 20 percent discount to the average stock price of the 6 proceeding months of consulting services. In addition, the Company has committed to make Mr. Smith a significant shareholder pending shareholder approval of the proxy. The Company has also agreed to compensate Mr. Smith 7 percent on any financings that Mr. Smith brings to the Company. (See chart on page 12).

During March 2004, the Company entered into consulting agreement with Lonnie Hayward who specializes in publicly held companies and who was instrumental in the Company acquiring the working interest in the Hamill lease. The consulting agreement, effective December 15, 2004, is for one year and provides for consulting fees of $3,500 cash and $1,500 worth of Company common stock. In addition, the Company has committed to make Mr. Hayward a significant shareholder pending shareholder approval of the proxy. (See chart on page 12).

During July 2004, the Company entered into an agreement with Gary Ackles, former Company CEO and Legacy Systems, a company controlled by Ackles, to settle amounts currently owed to both Ackles and Legacy. The agreement requires the Company to return the Aquatic Timber Harvesting equipment and issue 40,000,000 pre-restructured shares of the Company’s common stock in exchange for, forgiveness of the $44,000 borrowed from Legacy and the $80,000 due Legacy in un-paid licensing fees. The remaining amount due G. Ackles of $417,000 will be converted into 13 percent of the issued and outstanding post-restructured shares of the Company pending shareholder approval of the Proxy. The agreement stipulates that Mr. Ackles would be an affiliate of the Company bearing all the restrictions of Affiliates according to the Securities and Exchange Act of 1933.

Settlement of Notes Payable

In June of 2005, the Company entered into a working capital loan agreement with United Business Associates (“UBA”), a company partly owned by the Company’s current CEO and a consultant. In the terms of the agreement UBA will provide the Company $200,000 in working capital that will be secured as a convertible note, convertible to the Company’s common stock. Additionally, UBA will be granted a 5 percent non-cost bearing over-ride on revenues generated by certain new project developments of the Company. As of August 31, 2005 the Company had used $115,073 of these funds for the purchase and development of the Brookshire lease.

In September 2003, the Company signed an agreement with an investor to provide a loan of $28,000 that was increased in July of 2004 by $8,791.49 for an aggregate of $36,791.49, that would be exchanged for shares should shareholders approve the increase in authorized shares in the forthcoming proxy vote. The note is convertible into 200,000 shares of the Company’s common stock. The note will be converted following a combination (reverse split) of the issued and outstanding shares pending shareholder approval of the proxy.

In November 2003, the Company signed a loan agreement with an investor for $25,000, to be repaid in three equal payments over the course of sixty months. The Company agreed to issue 200,000 shares pending shareholders approval of the proxy. The Company used $15,000 of these investment proceeds to engage First Line Capital LLC of New York to perform legal services in relation to future funding and financing of the Company.

Except for the above-referenced, the Company has no other current plans for the issuance of the shares of common stock that the Company is asking its shareholders to authorize the increase.

TRANSACTIONAL EFFECTS ON CAPITALIZATION OF THE COMPANY

The above transactions require the issuance of a greater number of shares of common stock then the Company has authorized. The following table consolidated the above-transactions according to their relationship between the exercise/conversion price and the market price of the Company's common stock at November 7, 2005.

Security	Common Stock's	Current Conversion/	Outstanding	Number of
	Current Market Price	Exercise Price	Balance	Shares Issuable

4-Aug-04	$0.004	0.0012	$110,000.00	91,666,667
4-Aug-04	$0.004	0.0012	$92,500.00	77,083,333
4-Aug-04	$0.004	0.0012	$40,000.00	33,333,333
4-Aug-04	$0.004	0.0012	$7,500.00	6,250,000
19-Mar-04	$0.004	0.0012	$33,334.00	27,778,333
19-Mar-04	$0.004	0.0012	$433,333.00	361,110,833
19-Mar-04	$0.004	0.0012	$433,333.00	361,110,833
31-Dec-01	$0.004	0.0016	$100,000.00	62,500,000
31-Dec-01	$0.004	0.0016	$100,000.00	62,500,000
14-Mar-01	$0.004	0.0016	$50,000.00	31,250,000
14-Mar-01	$0.004	0.0016	$50,000.00	31,250,000
30-Sep-00	$0.004	0.0016	$240,400.00	150,250,000
30-Sep-00	$0.004	0.0016	$240,400.00	150,250,000
Accrued Int.	$706,088	0.0012	$706,088.00	588,406,667

		Total	$2,636,888.00	2,034,740,000

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RISKS RELATING TO THE CONVERTIBLE DEBENTURES AND WARRANTS

The issuance of shares underlying the convertible debentures and warrants will result in dilution to existing shareholders.

The number of shares of common stock issuable upon conversion of the convertible debentures and warrants may increase if the market price of our stock declines. The issuance of shares upon conversion of the convertible debentures and exercise of outstanding warrants will also cause immediate and substantial dilution to our existing stockholders and may make it difficult for the Company to obtain additional capital.

The following gives examples of the number of shares that would be issued if the $2,636,888 of debentures plus accrued interest described above were converted at one time at prices representing 75%, 50%, and 25% of the current market price of $.004 (conversion price of $.0016 and $.0012) as of November 7, 2005:

As of November 2, 2005, we had 100,000,000 shares of common stock outstanding.

Percent	Price	With	Number	Percent of
of Market	Per	Discount	of Shares	Outstanding
Price	Share	of 30 - 40%	Issuable	Stock
75%	$0.03	$0.0009 - 0.0012	2,712,986,667	2,713%
50%	$0.02	$0.0006 - 0.0008	4,069,480,000	4,069%
25%	$0.01	$0.0003 - 0.0004	8,138,960,000	8,139%

The continuously adjustable conversion price feature of the Company’s convertible debentures could require it to issue a substantially greater number of shares, which will cause dilution to our existing stockholders.

The Company's obligation to issue shares upon conversion of our convertible securities is essentially limitless. As sequential conversions and sales take place, the price of the Company's securities may decline and if so, its convertible debenture holders would be entitled to receive an increasing number of shares, which could then be sold, triggering further price declines and conversions for even larger numbers of shares. All of the shares, including all of the shares issuable upon conversion of the debentures and upon exercise of the Company's warrants, may be sold without restriction.

AQCI may not gain shareholder approval for the increase in authorized shares which could result in the shutdown of operations.

The failure to increase the number of authorized shares would result in AQCI's inability to fulfill its contractual commitment to the convertible debenture holders to increase its number of authorized shares. This inability to convert the debentures would trigger the default clause contained in the debentures. Contractually AQCI would be obligated to pay the debenture holders a default payment amounting to the then outstanding principal amount of the debentures plus accrued and unpaid interest on the unpaid principal of the debentures plus a pro-rated default interest rate on the default payment amount. In addition, AQCI may be subject to liquidated damages as a result of an inability to honor a debenture holder's conversion request. The inability of AQCI to meet its contractual obligations to the debenture holders would most likely result in some sort of legal action from the debenture holders, which would result in the shutdown of operations.

AQCI’s overhang affect of the debenture holders conversion and subsequent resale of common stock on the market could result in lower stock prices.

Overhang can translate into a potential decrease in AQCI's market price per share. The common stock underlying unconverted debentures represents overhang. These debentures are converted into common stock at a discount to the market price, providing the debenture holder the ability to sell his or her stock at or below market and still make a profit. If the share volume cannot absorb the discounted shares, AQCI's market price per share will likely decrease. As the market price decreases, each subsequent conversion will require a larger quantity of shares to be issued.

Short selling common stock by warrant and debenture holders may drive down the market price of our stock.

Warrant and debenture holders may sell shares of AQCI's common stock on the market before exercising the warrants or converting the debentures. The stock is usually offered at or below market since the warrant and debenture holders receive stock at a discount to market. Once the sale is completed the holders may exercise or convert a like dollar amount of shares. If the stock sale lowered the market price upon exercise or conversion, the holders would receive a greater number of shares than they would have absent the short sale. This pattern may result in the spiraling down of our stock's market price.

Vote Required

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and
Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

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PROPOSAL TWO
TO CHANGE THE COMPANY NAME TO VALOR ENERGY CORPORATION
(Item 2 on the Proxy Card)

At the Special Meeting, shareholders will be also asked to approve and consent to amend the Company’s name from Aquatic Cellulose International Corporation to Valor Energy Corporation and concurrently to change the Company’s OTCBB trading symbol. The Company’s new Symbol will be determined at the time the name change becomes affective. The name change action was taken to reflect the Company’s new business in the oil and gas industry.

Vote Required

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

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PROPOSAL THREE

Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each Seven Hundred and fifty outstanding shares of Common Stock.

(Item 3 on the Proxy Card)

Purposes of the Reverse Split

The purpose of the reverse split would be to provide for the restructuring pursuant to the Purchase and Sale & Exploration Agreement and subsequent amendments which calls for a share recapitalization and a concurrent issuance of a 7.5% ownership issuance of shares to New Century the principal shareholder of the Hamill Lease properties.

Another purpose for the Reverse Split would be to provide enough shares for the conversion of our outstanding convertible debt. As of the date of this proxy there are not enough authorized shares available to convert our outstanding convertible debt and even with an increase in authorized shares there may not be enough available to convert out the debt if the market price of the stock continues to drop. A reverse split would reduce the number of the shares outstanding thus providing more shares to be available for the conversion of our convertible debt.

Another purpose of the Reverse Split would be to increase the market price of our Common Stock which may facilitate the conversion of the outstanding convertible notes by requiring a fewer number of shares to retire the debt. The convertible notes are converted at a discount applied to AQCI’s common stock market price at the time of conversion, thus the higher the stock price, the higher (or more beneficial) the conversion rate. The higher the conversion rate, fewer shares on future conversions would be required to convert the convertible note into common shares.

We believe the low price of our common stock has reduced the possibility of its use, or instruments convertible into it, or exercisable into it to raise working capital, or as consideration for potential acquisitions. AQCI’s Common Stock trades on the Pinksheets under the symbol AQCI. It trades at prices ranging from approximately $0.0021 to approximately $0.005 from May 1, 2004 through November 7, 2005. Many brokerage firms are reluctant to recommend low priced stock to their clients. In addition, some investors consider investing in a low-priced stock is to risky due to the greater volatility that is sometimes associated with these stocks. We believe a reverse split may increase the market price of our stock which may help in overcoming some of these issues thus making our common stock a more viable tool to attract working capital and as a form of consideration for potential acquisitions.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL BE ABLE TO MAINTAIN ITS MARKET PRICE PER SHARE AND THUS UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders at the time of the split, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. However, shares issued in connection with the conversion of remaining debt, or for working capital, or acquisitions, would most likely dilute the value of shares held by individual shareholders. There are no anti-dilution protections for the debt holders. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non--assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

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CERTAIN EFFECTS OF THE REVERSE SPLIT

The following table illustrates the effect that the Reverse Split would have on 3,000,000,000 shares of Common Stock that would potentially be outstanding at the time of the reverser split:

COMMON SHARES:
Number of Shares	Prior To Reverse Stock Split	After 1 For 2 Reverse Stock Split	After 1 For 750 Reverse Stock Split

Common Stock:
Authorized pending shareholder approval of increase.(2)	3,000,000,000	3,000,000,000	3,000,000,000
Shares Outstanding (1)	(100,000,000)	(50,000,000)	(133,334)
Shares Available for Future Issuance	2,900,000,000	2,950,000,000	2,999,866,666

Less Conversion of Convertible Debentures

Estimated shares to retire convertible notes including interest - $2,636,888	(2,034,740,000)	(1,017,370,000)	(2,712,987)

Sub-total	865,260,000	1,932,630,000	2,997,153,679

Shares Available for Future Issuance	865,260,000	1,932,630,000	2,997,153,679

(1)
Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares. Stockholders should recognize that, the Reverse Split will reduce the number of shares they own by a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number (i.e. divide by 2 if the reverse is two to one, as adjusted to include New Shares to be issued in lieu of fractional shares).

(2)	Note that unless the authorize shares are increased, there will not be shares available for us to convert out the debenture holders.

While a Reverse Split may result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would be the case in the absence of the Reverse Split.

The possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be out-standing after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stock-holders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

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A large number of shares underlying the convertible debentures are available for future sale and the issuance and sale of these shares may depress the market price of our common stock and may cause immediate and substantial dilution to our existing stockholders.

Furthermore, the number of shares of common stock issuable upon conversion of the convertible debentures may increase if the market price of our stock declines and the sale of the increased number of shares may further adversely affect the market price of our common stock.

Stockholders should also recognize that, as indicated in the foregoing table, there would be an increase in the number of shares, which the Company will be able to issue from authorized but un-issued shares of Common Stock for transactions other than debt reduction. The issuance of additional shares may dilute the value of shares held by individual shareholders AQCI has not made any plan, commitment, arrangement, understanding or agreement, written or oral, regarding any issuance of common stock subsequent to the reverse stock split.

Vote Required

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

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Miscellaneous

Other Matters

The Board of Directors of the Company does not intend to bring any other matters before the Special Meeting and does not know of any other matter that may be brought before the Special Meeting.

Submission of 2005 Stockholder Proposals

Proposals of stockholders that are intended to be present at the Annual meeting in 2005 must be received by the Secretary of Aquatic Cellulose Corporation, 2504 43rd Street, Suite 5, Vernon, B.C., V1T 6L1, Canada, no later than _________, 2005 to be considered for inclusion in the Company’s 2005 Proxy material.

A copy of the Company’s Form 10-KSB may be obtained by written request from Sheridan Westgarde, Chief Executive Officer, at the Company, at the above address.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By order of the Directors

/s/ Sheridan Westgarde
Sheridan Westgarde
Chief Executive Officer

Dated: ________ __, 2005

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APPENDIX A

PURCHASE AND SALE & EXPLORATION AGREEMENT

THIS AGREEMENT is made and entered into effective the 1st day of March, 2004, by and between CENTURY RESOURCES, INC, a Delaware corporation, maintaining offices at 5851 San Felipe Suite 775, Houston, Texas 77057, herein referred to as “Century” and AQUATIC CELLULOSE INTERNATIONAL CORPORATION, a Nevada corporation, with offices at 2504-43rd Street Suite 5, Vernon, B.C. Canada, V1T 6L1, herein referred to as "Aquatic".

WHEREAS, Century is the owner of certain producing and undeveloped Oil and Gas Leases, exploration prospects and 3-D seismic prospect leads, collectively referred to as the “Subject Properties”, which are more particularly described on Exhibits “A” and “A-1” attached hereto, which are located in Matagorda, Wharton, Jackson, and McMullen Counties, Texas; and

WHEREAS, Aquatics desires to obtain an option to participate with Century in drilling of certain prospects and to acquire certain portion of Century’s rights, titles and interest in and to said Oil and Gas Leases, subject to the terms, conditions, reservations and limitations provided hereafter, and to participate with Century in the acquisition and development of certain lands leased or to be leased by Century. Century and Aquatics have agreed to certain preferential rights and options in connection with the development of the Oil and Gas Leases as hereinafter provided,

NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and Agreements herein contained, during the initial term of this Agreement and during any renewal or extension of the term of this Agreement, it is hereby agreed by and between the parties hereto as follows:

I. The Hamill Lease. Subject to and in accordance with the terms and conditions of this Agreement, Century agrees to sell, convey, assign, transfer and deliver to Aquatic and Aquatic agrees to purchase from Century as of the Effective Date of March 1, 2004, twenty percent (20%) of Century’s right, title and interest, in and to the following (the " Hamill Lease"):

A.
Within fifteen (15) days after the receipt from Aquatic of the timely cash payment provided for below, Century shall execute and deliver to Aquatic an assignment for its twenty percent (20%) ownership percentage, in and to the Hamill Oil and Gas Lease including any and all other interests currently owned or to be obtained by Century as of the Effective Date, including all payments, ownership and accrued revenue due from any source relating to said Oil and Gas Lease.

B. Said assignment shall be effective as of March 1, 2004, and shall be subject to the following terms, conditions, reservations and limitations:
1.
The above mentioned assignment shall be made without warranty of any kind, express or implied, except that Century shall warrant title to the oil and gas leases by, through and under itself, but not otherwise.

2.	Said assignment shall be made subject to the terms, covenants and conditions of the following:
a.	The oil and gas leases; and
b.	This Agreement; and
c.	That certain unrecorded Operating Agreement, to be executed by and between the parties, (copy attached hereto as Exhibit “B”), when this Agreement is executed.
d.
The interest assigned shall be a 20% working interest and 16% net revenue interest; subject to its proportionate share of all royalties, overriding royalties, production payments and other leasehold burdens created, reserved, excepted or assigned in any of the instruments referred to in paragraph 2 hereinabove.

C.
Cash Payment . As partial consideration hereunder, Aquatic shall pay unto Century the total amount of $580,000.00. Allocated to the various interests to be acquired being 50% to the Hamill lease acquisition and 50% for the option rights under Section II below.

D.	Payment of Cash Consideration. Payable by Aquatic to Century as follows:

a.	Eighty Thousand Dollars ($80,000.00) in the form of a wire transfer. Receipt of this deposit is acknowledged by Century.
b.
The balance of the purchase price of $500,000.00 payable from Aquatic to Century in the form of a bank cashier’s check or wire transfer upon presentation of an Invoice by Century. Payment due and payable per paragraph E. below.

.
E. Closing. The sale and purchase of the Property pursuant to this Agreement (the "Closing") shall be consummated and take place at the offices of Century Resources, Inc., after March 15, 2004 but on or before March 19, 2004, or at such place and time as may be mutually agreed upon in writing by the Parties (the "Closing Date").

(a) Aquatic shall deliver to Century at or before the Closing the remaining amount of the Purchase Price in certified funds or by wire transfer pursuant to Century’s written instructions in accordance with paragraphs C. D. and E. ; and such other instruments or documents as Buyer may reasonably request of Seller to consummate the transaction contemplated herein.

(b) Seller shall deliver to Buyer at the Closing an original executed Assignment, in the form requested by Buyer and such other instruments or documents as Seller may reasonably request of Buyer to consummate the transaction contemplated herein.

(c) Effective Date. The conveyance from Century shall be effective as of March 1, 2004, at 7:00 a.m. Central Standard Time (“Effective Date”).

F.  Effect of Failure to Perform by Aquatic:

Should Aquatic fail to comply with the above specified commitment to make the required cash payment to Century within the time guidelines noted above, then Aquatic shall be deemed to be in default under this Agreement, and any of Aquatic’s rights (earned or to be earned) hereunder and under the Operating Agreement shall ipso facto terminate. Upon the occurrence of such non-performance, there shall be an automatic reversion to Century of any rights, titles and interests that were scheduled to be conveyed to Aquatic. In such event, the cash deposit of $80,000.00 paid by Aquatic pursuant to this Agreement shall be retained by Century, not as a penalty, but as the good-faith agreement of the parties hereto to liquidate their damages in the event Aquatic fails to perform pursuant to this Agreement.

In addition, the Parties agree that if the transaction does not close in the allotted time frame noted in paragraph D. above, that the parties shall negotiate a mutually agreeable written extension to close not to exceed past March 26, 2004. If closing occurs between March 20, 2004 and March 26, 2004, (not later than March 26, 2004), the balance of the purchase price required under paragraph D. section b. above, will increase by ten percent (10%), to $550,000.00.

G. Operator.

Century shall be designated as the Operator of the oil and gas properties subject to this agreement and any wells drilled pursuant to this Agreement and shall have full control over drilling and other operations at all times.

H.	Operating Agreement:

It is agreed that within five (5) days of the execution of this Agreement by the parties, each shall execute the Operating Agreement (copy attached hereto as Exhibit “B”), and the Operating Agreement shall become effect as of that date as to all operations and other activities conducted on the “Contract Area” described therein. Notwithstanding anything to the contrary contained herein or in the Operating Agreement, in the event of conflict or inconsistency between the terms and provisions of this Agreement and those of the Operating Agreement, it is stipulated that the terms and provisions of this Agreement shall prevail.

II. Option on New Projects and Exploration Drilling Participation.

Subject to and in accordance with the terms, provisions and conditions set forth in this Agreement, Aquatic shall have an exclusive- non-transferable right, but not the obligation, to participate with Century, by acquiring up to fifty percent (50%) of the interest made available to Century, in any new producing property acquisitions, undeveloped oil and gas lease acquisition, participation in new drilling prospects ( exploration or development drilling) and other oil and gas acquisition, leasing or development activities undertaken by Century during the Term of this Agreement. Aquatic will have the option to participate on mutually agreeable terms, and will pay its pro-rata share of project expenses. If Aquatic elects, at it sole discretion, to participate in any of these future projects or prospects, Aquatic will reimburse Century for its pro-rata share of any third party expenses incurred by Century relating to the individual projects. Aquatic will make its election to participate, on a project-by-project basis as they are presented to Aquatic by Century. Aquatic will exercise this preferential right of participation within a period of 30 days after receipt of notice and project summary information from Century as each individual project is presented, OR a shorter time period - if a time period less than 30 days has been imposed on Century to elect, by a third party.

If Aquatic declines to participate or rejects any individual project or prospect, within the allotted time period to respond, then Century shall own the project or prospect free and clear of this Agreement, and Century shall have the right to market same to third parties without any further obligation to Aquatic.

A.    Project Areas.

Areas included in this option for participation include but are not limited to the following:

a.	Wharton and Jackson Counties Texas, Viking Exploration 3D drilling program participation for drilling of new wells on acreage to be acquired by Century.
b.	Brookshire Dome- Waller County, Texas drilling of new wells on acreage Century currently owned or to be acquired by Century.
c.	Tenna Field, Wharton County, Texas, drilling of new wells on acreage currently owned or to be acquired by Century.
d.	San Miguel Creek Field , McMullen County, Texas, drilling of new wells on acreage currently owned or to be acquired by Century
e.	Future new production and property acquisitions. On terms outlined in this agreement.

B.    Stock Consideration for this Option on New Projects and Exploration Drilling.

As partial consideration hereunder, Aquatic shall deliver unto Century shares in Aquatic Cellulose International Corp.,, as detailed on Exhibit “C”attached hereto and made a part of this Agreement. At Century's request, Century’s share allocation may be issued to others and will be subject to the same terms, conditions and restrictions as Century’s shares.

C.    General Provisions.

1.    Right to Join in Sale of Interests to Third Parties. Aquatic and Century agree that if either party should offer any of their oil and gas interests hereunder for sale to any third parties (excluding the shares in II. B. above) , they will grant the other party the option of including their interests free of cost in such sales.

2.    Preferential Right to Purchase . Subject to the terms of this Agreement, Aquatic and Century shall each have a recurring preferential right to purchase the other parties interest in proposed sale of any interest acquired under this Agreement. Before entering into a sales contract with a purchaser, Century or Aquatic will promptly give written notice of the proposed sale, describing all relevant details, including a draft of the proposed contract. Each party shall have fifteen (15) days after receipt of the notice within which to elect to contract to purchase or designate an alternate purchaser, on the same terms contained in the notice, or on terms more favorable. If any party fails to notify the selling party of its election within the fifteen (15) day period, or elects not to purchase, the selling party may enter into the proposed contract on the same terms contained in the notice to the other party. If, for any reason, either party does not enter into the proposed contract on the terms contained in the notice and permitted by this Agreement, or if the proposed contract executed terminates, expires or is renegotiated, in whole or in part, the preferential right shall apply again and in accordance with this Agreement and the Operating Agreement. Aquatic’s continued compliance with all terms of this Agreement and the Operating Agreement is a condition to Aquatic preserving this preferential right to purchase Century’s interest offered to a third party.

3.    Term. The term of Section II Option on New Projects and Exploration Drilling Participation under this Agreement shall be for a period of one (1) year beginning March 1, 2004. Activation of this Option is dependent on Century receiving funds per the Closing outlined in Section I paragraph D of this Agreement. Aquatic will have the option to renew this Agreement for two (2) additional one-year period by notifying Century in writing, on or before the expiration of the first and second year option period. If Aquatic fails to give such notice, this Agreement will automatically terminate as to the preferential right of Aquatic to participate in any new projects developed by Century, after the end of the active one year option period, with no further obligations or liabilities on the part of either party, except for existing obligations under the Operating Agreement or for projects and properties jointly owned, or any work or acquisition in progress as of said termination date. After the closing outlined in Section I paragraph D., Aquatic at its sole discretion may at any time thereafter terminate this Agreement by delivering written notice to Century of Aquatic’s election to terminate this Agreement, whereupon this Agreement will terminate without further obligation or liabilities on the part of Century or Aquatic, except those obligations for any work in progress, and for those obligations set forth in the Operating Agreement.

4.    No Partnership. This Agreement shall not be construed as creating a partnership between the parties hereto or rendering them liable as co-partners or as authorizing any of the parties to act as the agent, servant or employee of the other party hereto for any purpose whatsoever, except to he extent Century as Operator is authorized to do so under the terms of the Operating Agreement attached as Exhibit”B”. The parties liabilities shall be several, not joint or collective.

5.    Time is of the essence of this Agreement.

6.    Representations by Century. Century represents and warrants that the following statements are true and correct at the date hereof and at the Closing Date in all material respects, Century shall perform and comply in all material respects with all covenants and conditions herein required:

a.    Organization and Authority. Century Resources, Inc. a Delaware corporation is duly organized, in good standing, and qualified to own mineral interests in the state where the Property is located and has the power and authority to carry on its business as presently conducted, to own and hold the Property, to sell the Property and to perform all obligations required by this Agreement.
7.    Representations by Aquatic. Aquatic represents to Century that the following statements are true and correct and shall be true at and as of the Closing Date in all material respects, Buyer shall perform and comply in all material respects with all covenants and conditions herein required.

a.    Organization and Authority. Aquatic is a Nevada corporation, in good standing, and qualified to carry on its business in the state where located and has the power and authority to carry on its business as presently conducted, to own, purchase and hold the Property, and to perform all obligations required by this Agreement.

b.    Aquatic’s Investigations. Subject to any required consent of third parties, Seller agrees to allow Buyer and its authorized representatives to conduct inspections or investigations on or with respect to the Property without limitation. Buyer agrees that it will hold in trust, keep confidential, and not disclose to any third party or make any use of any confidential information obtained from Seller except to the extent necessary to complete its investigations described herein unless the purchase and sale contemplated herein is accomplished and the Property is transferred to Buyer. Aquatic stipulates that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transactions contemplated by this Agreement and that the parties are not in a significantly disparate bargaining position.

8.    Title.  Seller warrants title to the interest being conveyed to Buyer against all persons lawfully claiming, or to claim, all or any portion of the ownership of Century Resources, Inc., or the oil and gas leases. Seller will convey to Buyer, to the full extent transferable, the benefit of and the right to enforce title warranties, which Seller is entitled to enforce.
.
9.    Notices. All notices and communications required or permitted under this Agreement shall be in writing, delivered to or sent by U.S. Mail or Express Delivery or Federal Express, postage prepaid, by prepaid telegram, or acknowledged facsimile, addressed as follows:

Edward R. DeStefano
Century Resources, Inc.
5851 San Felipe, Suite 775
Houston, Texas 77057    713-266-4344   Fax 713-266-4358

Sheridan Westgarde
Aquatics Cellulose International Corporation
2504- 43rd Street, Suite 5
Vernon, B.C.
Canada, V1T 6L1     250-558-4216   Fax 250-558-3846

10.    Parties in Interest. This Agreement shall inure to the benefit of and be binding upon Seller and Buyer and their respective heirs, successors and assigns. However, no assignment by any party shall relieve any party of any duties or obligations under this Agreement. Specifically, to the extent Aquatic assigns or transfers any or all of its interest in this Agreement, Aquatic shall remain liable for all obligations arising under this Agreement to the same extent that it was liable before said assignment or transfer. Aquatic may not assign it interest in this agreement to any party without the express written consent of Century, which consent may be withheld at Century’s sole discretion.

11.    Headings for Convenience. The paragraph headings used in this Agreement are inserted for convenience only and shall be disregarded in construing this Agreement.

12.    Entire Agreement. This Agreement and all exhibits hereto, shall constitute the entire contract and agreement of Century and Aquatic and shall supersede, replace and override any and all prior discussions, correspondence, and agreements between them as to, and only as to, the contemplated operations, promises, and agreements as specifically provided for herein.. Century and Aquatic agree that as to the matters contemplated and provided for herein, there are no undertakings, obligations, promises, assurances, agreements or conditions, whether precedent or otherwise, except those specifically set forth in this Agreement and in the exhibits attached hereto. Other than as prescribed herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing and signed by the Parties.

13.    Disputes and Applicable Laws. Should any party to this Agreement bring an action, including a lawsuit, against any other party to this Agreement (or any of its directors, officers, employees and agents) to enforce or interpret any term or condition of this Agreement, then the prevailing or substantially prevailing party in such action shall be entitled to recover an amount for reasonable attorneys fees in addition to any costs awarded by judgment. This Agreement shall be governed exclusively by, and construed according to, the laws of the State of Texas. The venue for any litigation or dispute shall be Harris County, Texas.

14.     No Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether similar or not, nor shall a waiver constitute a continuing waiver or a precedent to make similar waivers in the future. No waiver shall be binding unless executed in writing by the party making the waiver.

15.    Survivorship of Provisions. If, for any reason, any provision or part of this Agreement is determined to be invalid or contrary to, or in conflict with, any existing or future law or regulation as determined finally by a court or agency having competent jurisdiction, then the Parties agree that such provision or part thereof shall be amended and/or modified to the minimum extent necessary to make such provision or part thereof valid or enforceable, unless to do so would alter materially the rights, duties and/or obligations of the Parties hereto. Any such amendment or modification shall not impair the operation or affect the remaining provisions of this Agreement and such remaining provisions will continue to be given full force and effect and bind each party unless the necessary amendment or modification would alter materially the rights, duties and/or obligations of the Parties hereto in which case this Agreement shall terminate unless otherwise agreed by the Parties hereto.

16.    Further Assurances. After Closing, Seller and Buyer agree to take such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Agreement or of any document delivered pursuant hereto.

17.    Third Party Beneficiaries. There are no third parties who are intended to be beneficiaries of this Agreement.

18.     Confidentiality. Due to the confidentiality of certain aspects of Century’s business, and proprietary nature of certain non public information and data, which is acknowledged by all parties hereto, Aquatic and its agents will not disclose to any person, without the prior written consent of Century, any confidential information and any information about the proposed transaction, or the terms or conditions or any other facts relating thereto. except as required in connection with any financing, Aquatic shall keep confidential all information regarding this agreement, contracts, financial, geological, engineering and related information.

IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF March 1, 2004.

EXECUTED this __17th__ day of March, 2004.

CENTURY RESOURCES, INC	Aquatics Cellulose International Corporation

/s/ Edward R. DeStefano	/s/ Sheridan Westgarde
Edward R. DeStefano, President	Sheridan Westgarde, CEO

EXHIBIT “A”

Attached to and made a part of that certain Purchase and Sale & Exploration Agreement between Century Resources, Inc, and Aquatic Cellulose International Corporation effective March 1, 2004.

OIL, GAS AND MINERAL LEASE:

DATE:	APRIL 16, 1951
LESSOR:	Hamill & Hamill, a partnership composed of Claud B. Hamill and P.R. Hamill,
Trustees, and Dorthy Stoner Parker, and husband, Ed G. Parker
LESSEE:	Frank Hawkins
Land:	3,645.61 Acres, more or less, William Baxter Survey, A-4
Recorded:	Volume 225, Page 290, DR
Amended:	Volume 543, Page 7
(“Hamill Lease”)

SUBSURFACE EASEMENTS ( Lot and block references are to the Sargent Beach Subdivision, William Baxter Survey, A-4, recorded at Volume 3, Page 5, Plat Records, Matagorda County, Texas):

1.	Date:	August 17, 2001
	Grantor:	Michael W. Collier
	Grantee:	Calpine Natural Gas Company
	Land:	Lots 14, 15,16,17,18,19,20,21,22,23,24,25,26,27,28, &29, Block 1
	Recorded:	Volume 629, Page 754, DR

2.	Date:	August 14, 2001
	Grantor:	Michael Andrew Hankis and Amanda Grace Hankins
	Grantee:	Calpine Natural Gas Company
	Land:	Lots 14, 15,16,17,18,19,20,21,22,23,24,25,26,27,28, &29, Block 1
	Recorded:	Volume 629, Page 756, DR

3.	Date:	May 29, 2001
	Grantor:	Deborah Jean Perkins
	Grantee:	Calpine Natural Gas Company
	Land:	Lots 33,34,35 & 36 Block 24
	Recorded:	Volume 628, Page 417, DR

4.	Date:	July 16, 2001
	Grantor:	Mitchell Melnyczuk
	Grantee:	Calpine Natural Gas Company
	Land:	Lots 2 & 3, Block 3
	Recorded:	Volume 628, Page 439

5.	Date:	August 8, 2001
	Grantor:	United States Department of the Army
	Grantee:	Calpine Natural Gas Company
	Land:	Portion of Tracts 503 and 504
	Recorded:	Unrecorded

NORTEX FARMOUT and OPERATING AGREEMENT:

Seismic Option Farmout Agreement dated March 19, 1998, between Nortex Corporation and Sheridan Energy, Inc., amended September 14, 1999, May 19, 2000, January 23, 2001 and May 7, 2001, which may be subject to the operating agreement dated January 16, 1961, between J.S. Michael Company and Gulf Oil Corporation.

WELLS:

All producing, shut-in, inactive and salt water disposal wells on Hamill & Hamill Lease to all depths.

FACILITIES:

All personal property, equipment, fixtures, facilities and materials associated with the wells listed above, including without limitation, pipelines, tanks, saltwater disposal, gathering systems and dehydrations systems.

EXHIBIT “A-1”

Attached to and made a part of that certain Purchase and Sale Agreement between Century Resources, Inc, and Aquatic Cellulose International Corporation as ,dated March 1, 2004. Leases owned by Century Resources, Inc., includes but is not limited to the following:

1.	Leases: Tenna Field, Wharton County, Texas:

LESSOR	LESSEE	DATED	Vol. Page	Recorded

Brothers Cattle Company, Inc.	J.Charles Hollimon, Inc.	05/01/90	830	430

Emil J. Hillje	E.W. Ogden	09/30/52	255	446

Kathryn Murray, Guardian Estate Of Jack B. Howard, Jr.	E.W. Ogden	09/04/53	263	213

Brothers Cattle Company, Inc.	Hardwick Oil Co.	12/23/91	30	261

Brothers Cattle Company, Inc.	Hardwick Oil Co.	06/17/92	24	17

2.	San Miguel Creek Field, McMullen County, TX:

Lessor:  SALLY BURMEISTER
Lessee: ATLANTIC REFINING COMPANY
Date:  SEPTEMBER 6, 1940
Recorded: Volume 27, Pages 632-635 of the Deed Records of McMullen, County, Texas, COVERING 200 ACRES, being the westernmost 200 acres of the Frank H. Burmeister Survey 14, A-1060, from the surface down to and including the stratigraphic equivalent of 6,100 feet beneath such land.

Lessor:  Clifton Wheeler et ux
Lessee:  V.T. Donnelly
Date: June 16, 1951
Recorded: Volume 28 ,Pages 480 of the Deed Records of McMullen, County, Texas, INSOFAR as Said Lease covers 40 acres more particularly described in that certain Assignment and Bill of Sale dated September 12, 2001 from Lakewood Operating , LTD. et al to Century Resources, Inc., recorded at Volume 411, Page 237, Official Records of McMullen County, Texas.

EXHIBIT “B”

Copy of Operating Agreement

Attached to and made a part of that certain Purchase and Sale Agreement between Century Resources, Inc, and Aquatic Cellulose International Corporation as ,dated March 1, 2004. Leases owned by Century Resources, Inc.,

EXHIBIT ‘C’

Attached to and made a part of that certain Purchase and Sale and Exploration AGREEMENT BY AND BETWEEN Century Resources, Inc. and AQUATIC CELLULOSE INTERNATIONAL CORP., dated January 15, 2004.

The following share structure will be completed upon the approval of shareholders in the forthcoming proxy vote and the subsequent corporate recapitalization. Aquatic board of directors maintains the right to issue additional shares for acquisition and expansion, which will affect original shareholders percentage of ownership. Aquatic agrees that the initial 15% ownership stake by Edward R. DeStefano will be issued upon the completion of the Company share recapitalization; however Aquatic maintains the right to change other ownership percentages as Aquatic sees fit.

Share Structure of Aquatic Cellulose International Corp

Issued & Outstanding	23.002 million
Corp. shareholders & Professional Services	2.5 million / (6.11%)
Officers & Directors	10.408 million / (45.25%)
Debt service	5.52 million / (24.00%)
Edward R. DeStefano	3.45 million / (15%)

(Based on Issued &Outstanding shares of approx. 23.0 million, the number of which is subject to change)

APPENDIX B

FIRST AMENDMENT OF PURCHASE AND SALE & EXPLORATION AGREEMENT

THIS AGREEMENT is made and entered into effective the 1st day of January 2005, by and between NEW CENTURY ENERGY CORP. a Colorado corporation, successor to CENTURY RESOURCES, INC., , maintaining offices at 5851 San Felipe Suite 775, Houston ,Texas 77057 , herein referred to as “New Century” and AQUATIC CELLULOSE INTERNATIONAL CORPORATION, a Nevada corporation, with offices at 2504-43rd Street Suite 5, Vernon, B.C. Canada, VIT 6L1, herein after referred to as “Aquatic”.

WITNESSETH

WHEREAS, New Century and Aquatic are parties to that certain Purchase and Sale & Exploration Agreement , herein referred to as “Exploration Agreement” ,dated effective March 1, 2004 and

WHEREAS, New Century and Aquatic desire to amend the Exploration Agreement in accordance with the following provisions hereof; and

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained in the Exploration Agreement and herein, New Century and Aquatic hereby amend the Exploration Agreement as follows:

ARTICLE I.

The Exploration Agreement is amended by deletion of the first two paragraphs following the section heading II. Option on New Projects and Exploration Drilling Participation, on page 4, and by insertion of the following:

“Subject to and in accordance with the terms, provisions and conditions set forth in this Agreement, Aquatic shall have an exclusive - transferable right,( transferable upon written consent of New Century, which consent cannot be unreasonably withheld), but not the obligation, to participate with New Century in new drilling prospects on a limited basis as follows:

a.
By acquiring up to seventy-five percent (75%) working interest in up to two (2) new drilling (exploration or development drilling) prospects in Wharton or Jackson Counties, Texas developed by New Century under the Viking International 3D Agreement. It is understood that upon Aquatics written notification of election to participate in drilling the selected prospects, the parties shall execute a Participation and Joint Operating Agreement governing all operations and activities on the prospect area, naming New Century Energy Corp as Operator and Aquatic or its assign as Non-Operator. The parties shall further execute such other instruments and or documents as Aquatic may reasonably request of New Century to consummate and evidence the transaction.

b.
By acquiring up to fifty percent (50%) working interest to participate in the drilling of the initial test well on oil and gas leases comprising the twenty five acre Isaac Holliday tract in the William Cooper Survey in Waller County, Texas (Brookshire Dome Field Area). If Aquatic does not elect to participate in the initial well on the Holliday tract, they will forfeit the right to participate in any subsequent wells proposed or drilled on the Holliday tract by New Century.

Aquatic will have the option to participate in these two project areas on a non- promoted basis, subject only to existing leasehold burdens or back-in interest or overrides reserved by Viking International under the Viking 3D Agreement. Aquatic will pay its pro-rata share of project expenses. If Aquatic elects in writing at its sole discretion, to participate in any of these prospects, Aquatic will upon presentation of an invoice and within 10 days, reimburse New Century for its pro-rata share of any third party expenses incurred by New Century relating to the subject leases and project areas, including but not limited to lease bonus payments, landman and legal expenses, title expenses, geological and geophysical expenses. Aquatic will make its election to participate, on a prospect by prospect basis as they are presented to Aquatic by new Century. Aquatic will exercise this preferential right of participation within a period of 30 days are receipt of notice and detailed project information, including 3D seismic information from new Century as each prospect is presented, OR a shorter time period- if a time period less than 30 days has been imposed on New Century by a third party or mineral owner. New Century will provide such prospect project information to Aquatic prior to the expiration of the term of this agreement. (See Article IV below)

If Aquatic declines to participate or rejects any individual prospect , within the allotted time period to respond, then New Century shall own the project or prospect free and clear of this Agreement, and Century shall have the right to market same to third parties without further obligation to Aquatic. “

ARTICLE II.

The Exploration Agreement is amended by deletion under the section heading A. Project Areas., on page 4. all of sub paragraphs c.; d.; and e.

ARTICLE III.

The Exploration Agreement is amended by deletion of the paragraph following the section heading B. Stock Consideration for this Option on New Projects and Exploration Drilling Participation, on page 4, and by insertion of the following:

“ As partial consideration hereunder, Aquatic shall deliver to New Century shares in Aquatic Cellulose International Corporation, as detailed on Exhibit “C” attached to and made a part of this Agreement.”

ARTICLE IV.

The Exploration Agreement is amended by deletion of the following under section heading
C.	General Provisions, 3. Term. on page 5, and by insertion of the following:

3.
“Term. The term of the Agreement shall be for a period of one (1) year beginning on January 1, 2005 and ending on December 31, 2005. If Aquatic fails to exercise its right to participate in any prospects under Section II Option on New Projects and Exploration Drilling Participation - Article I on page 4., this right to participate will automatically terminate on the earlier of the following, the date Aquatic elects in writing not to participate in the drilling prospects or December 31, 2005, which ever is earlier. Upon termination of this Agreement there will be no further obligations or liabilities on the part of either party, except for existing obligations under the Operating Agreement or for prospects and properties jointly owned, or any work or drilling in progress as of said termination date. Aquatic at its sole discretion may at any time terminate this Agreement by delivering written notice to New Century of Aquatic’s election to terminate this Agreement, whereupon this Agreement will terminate without further obligation or liabilities on the part of New Century or Aquatic, except those obligation for any work in progress, and for those obligation set forth in the Operating Agreement.”

ARTICLE V.

The Exploration Agreement is amended by deletion of EXHIBIT “A-1” in its entirety.

ARTICLE VI.

The Exploration Agreement is amended by deletion of the shares allocated to Edward R. DeStefano………. 3.45 million/ (15%) contained in Exhibit “C” and by the insertion of the following:

New Century Energy Corp.---------------------------------------1.725 million/ (7.5%)

ARTICLE VII.

Except as expressly modified by this Amendment, the terms and conditions of the Purchase and Sale & Exploration Agreement shall remain in full force and effect.

All of the terms, provisions and conditions of this First Amendment shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in the spaces provided below.

CENTURY RESOURCES, INC.	NEW CENTURY ENERGY CORP.

By: /s/ EDWARD R. DeSTEFANO	By: /s/ EDWARD R. DeSTEFANO
EDWARD R. DeSTEFANO	EDWARD R. DeSTEFANO
President	PRESIDENT & CEO

AQUATIC CELLULOSE INTERNATIONAL CORP.

By:  /s/ Sheridan Westgarde
      SHERIDAN WESTGARDE
      President and CEO

Appendix C

A.A.P.L. FORM 610-1982
MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT
DATED

MARCH 1 2004

9

OPERATOR

CENTURY RESOURCES INC.

CONTRACT AREA SEE DESCRIPTION AND PLAT ON EXHIBIT "A-1"

COUNTY OR PARISH OF MATAGORDA STATE OF   TEXAS

COPYRIGHT 1982 - ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD., FORT WORTH, TEXAS, 76137-2791, APPROVED FORM. A.A.P.L. NO. 610 - 1982 REVISED

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

Article	Title	Page

I. DEFINITIONS	1
II. EXHIBITS	1
III. INTERESTS OF PARTIES	2
A. OIL AND GAS INTERESTS	2
B. INTERESTS OF PARTIES IN COSTS AND PRODUCTION	2
C. EXCESS ROYALTIES, OVERRIDING ROYALTIES AND OTHER PAYMENTS	2
D. SUBSEQUENTLY CREATED INTERESTS	: 2
IV. TITLES	2
A. TITLE EXAMINATION	2-3
B. LOSS OF TITLE	3
1. Failure of Title	3
2. Loss by Non-Payment or Erroneous Payment of Amount Due	3
3. Other Losses	3
V. OPERATOR	4
A. DESIGNATION AND RESPONSIBILITIES OF OPERATOR	4
B. RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR	4
1. Resignation or Removal of Operator	4,
2. Selection of Successor Operator	4
C. EMPLOYEES	4
D. DRILLING CONTRACTS	4
VI. DRILLING AND DEVELOPMENT	4
A. INITIAL WELL	4-5
B. SUBSEQUENT OPERATIONS	5
1. Proposed Operations	5
2. Operations by Less than All Parties	5-6-7
3. Stand-By Time	7
4. Sidetracking	7
C. TAKING PRODUCTION IN KIND	7
D. ACCESS TO CONTRACT AREA AND INFORMATION	8
E. ABANDONMENT OF WELLS	8
1. Abandonment of Dry Holes.. ..*.** *....*	8
2. Abandonment of Wells that have Produced	8-9
3. Abandonment of Non-Consent Operations	9
VII. EXPENDITURES AND LIABILITY OF PARTIES	9
A. LIABILITY OF PARTIES	9
B. LIENS AND PAYMENT DEFAULTS	9
C. PAYMENTS AND ACCOUNTING	9
D. LIMITATION OF EXPENDITURES	9-10
1. Drill or Deepen	9-10
2. Rework or Plug Back	10
3. Other Operations	10
E. RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES	10
F. TAXES	10
G. INSURANCE	11
VIII. ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST	11

A. SURRENDER OF LEASES	11
B. RENEWAL OR EXTENSION OF LEASES	11
C. ACREAGE OR CASH CONTRIBUTIONS	11-12
D. MAINTENANCE OF UNIFORM INTEREST	12
E. WAIVER OF RIGHTS TO PARTITION	12
IX. INTERNAL REVENUE CODE ELECTION	12
X. CLAIMS AND LAWSUITS	13
XI. FORCE MAJEURE	13
XII. NOTICES	13
XIII. TERM OF AGREEMENT	13
XIV. COMPLIANCE WITH LAW	14
A. LAWS, REGULATIONS AND ORDERS	14
B. GOVERNING LAW	14
C. REGULATORY AGENCIES	14
XV. OTHER PROVISIONS	14
XVI. MISCELLANEOUS	15

...
...............
.................
....... ............

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

I	OPERATING AGREEMENT
2
3 THIS AGREEMENT, entered into by and between CENTURY RESOURCES INC. 4 hereinafter designated and
5 referred to as "Operator", and the signatory party or parties other than Operator, sometimes hereinafter referred to individually herein 6 as "Non-Operator", and collectively as "Non-Operators".
7
[8]	WITNESSETH:
9
10 WHEREAS, the parties to this agreement are owners of oil and gas leases and/or oil and gas interests in the land identified in 11 Exhibit "A", and the parties hereto have reached an agreement to explore and develop these leases and/or oil and gas interests for the 12 production of oil and gas to the extent and as hereinafter provided,
13
14 NOW, THEREFORE, it is agreed as follows:
15
16	ARTICLE I.
17	DEFINITIONS
18
19 As used in this agreement, the following words and terms shall have the meanings here ascribed to them:
20    A. The term "oil and gas" shall mean oil, gas, casinghead gas, gas condensate, and all other liquid or gaseous hydrocarbons 21 and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.
22    B. The terms "oil and gas lease", "lease" and "leasehold" shall mean the oil and gas leases covering tracts of land 23 lying within the Contract Area which are owned by the parties to this agreement.
24    C. The term "oil and gas interests" shall mean unleased fee and mineral interests in tracts of land lying within the 25 Contract Area which are owned by parties to this agreement.
26    D. The term "Contract Area" shall mean all of the lands, oil and gas leasehold interests and oil and gas interests intended to be 27 developed and operated for oil and gas purposes under this agreement. Such lands, oil and gas leasehold interests and oil and gas interests
28 are described in Exhibit "A".
29    E. The term "drilling unit" shall mean the area fixed for the drilling of one well by order or rule of any state or 30 federal body having authority. If a drilling unit is not fixed by any such rule or order, a drilling unit shall be the drilling unit as establish- ed by the pattern of drilling in the Contract Area or as fixed by express agreement of the Drilling Parties.
32    F. The term "drillsite" shall mean the oil and gas lease or interest on which a proposed well is to be located:
33    G. The terms "Drilling Party' and "Consenting Party" shall mean a party who agrees to join in and pay its share of the cost of 34 any operation conducted under the provisions of this agreement.

35    H. The terms "Non-Drilling Party" "Non-Consenting Party" shall mean a party who elects not to participate Party'" 36 in a proposed operation.
37
38 Unless the context otherwise clearly indicates, words used in the singular include the plural, the plural includes the 39 singular, and the neuter gender includes the masculine and the feminine.
40
41	ARTICLE H.

42	EXHIBITS
43
44    The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof: 45 El A. Exhibit "A", shall include the following information:
46        (1) Identification of lands subject to this agreement,
47        (2) Restrictions, if any, as to depths, formations, or substances,
48        (3) Percentages or fractional interests of parties to this agreement,
49        (4) Oil and gas leases and/or oil and gas interests subject to this agreement,
50        (5) Addresses of parties for notice purposes.
51    B. Exhibit "B", Form of Lease.
52 ®C. Exhibit "C", Accounting Procedure.
53 list D. Exhibit "D", Insurance.
54 ®E. Exhibit "E", Gas Balancing Agreement.
55    F. Exhibit "17", Non-Discrimination and Certification of Non-Segregated Facilities.
56    G. Exhibit "G", Tax Partnership.
57    If any provision of any exhibit, except Exhibits "E" and "G", is inconsistent with any provision contained in the body 58 of this agreement, the provisions in the body of this agreement shall prevail.
59
60
61 ®    A-1 Description &Plat of Contract Area
62
63
64 10 EXHIBIT "A-2" Copy of Purchase and Sale and Exploration Agreement dated March 17, 2004 65
66
67
68
69
70

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

I 2 3
4 A. Oil and Gas Interests:
5 6 7 8

ARTICLE RI.

INTERESTS OF PARTIES
if any party owns an oil and gas interest in the Contract Area, that interest shall be treated for all purposes of this agreement and during the term hereof as if it were covered by the form of oil and gas lease attached hereto as Exhibit `B", and the owner thereof shall be deemed to own both the royalty interest reserved in such lease and the interest of the lessee thereunder.

9
10 B.    Interests of Parties in Costs and Production:
11
12    Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and
13 paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set 14 forth in Exhibit "A". In the same manner, the parties shall also own all production of oil and gas from the Contract Area subject to the 15 Payment of
16
17 Regardless of which party has contributed the lease(s) and/or oil and gas interest(s) hereto on which royalty is due and 18 payable, each party entitled to receive a share of production of oil and gas from the Contract Area shall bear and shall pay or deliver, or 19 cause to be paid or delivered, to the extent of its interest in such production, the burdens royalty-amount stipulated hereinabove and shall hold

20 the other parties free from any liability therefor. No party shall ever be responsible, however, on a price basis higher than the price received 21 by such party, to any other party's lessor or. royalty owner, and if any such other party's lessor or royalty owner should demand and 22 receive settlement on a higher price basis, the party contributing the affected lease shall bear the additional royalty burden attributable to 23 such higher price.
24
25    Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby. 26
27 C. Excess Royalties, Overriding Royalties and Other Payments:
28
29 Unless changed by other provisions, if the interest of any party in any lease covered hereby is subject to any royalty, 30 overriding royalty, production payment or other burden on production in excess of the amount stipulated in Article III.B., such party so 31 burdened shall assume and alone bear all such excess obligations and shall indemnify and hold the other parties hereto harmless from any 32 and all claims and demands for payment asserted by owners of such excess burden.
33
34 D. Subsequently Created Interests:
35
36 If any party should hereafter create an overriding royalty, production payment or other burden payable out of production 37 attributable to its working interest hereunder, or if such a burden existed prior to this agreement and is not set forth in Exhibit "A", or 38 was not disclosed in writing to all other parties prior to the execution of this agreement by all parties, or is not a jointly acknowledged and 39 accepted obligation of all parties (any such interest being hereinafter referred to as "subsequently created interest" irrespective of the 40 timing of its creation and the party out of whose working interest the subsequently created interest is 41 to as "burdened party"), and:
42 43 44 45 46 47 48 49 50 51 52 53 54 55
56 A 57
58 59 60 61 62 63 64 65 66 67
68 e
69 70

1.

derived being hereinafter referred

If the burdened party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party; or parties, shall receive said assignment and/or production free and clear of said subsequently created interest and the burdened party shall indemnify and save said other party, or parties, harmless from any and all claims and demands for payment asserted by owners of the subsequently created interest; and,

2. If the burdened party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VILE. shall be enforceable against the subsequently created interest in the same manner as they are enforceable against the working interest of the burdened party.

ARTICLE IV.

TITLES

Title Examination:

Title examination shall be made on the drillsite of any proposed well prior to commencement of drilling operations or, if the Drilling Parties so request, title examination shall be made on the leases and/or oil and gas interests included, or planned to be includ-ed, in the drilling unit around such well. The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable leases. At the time a well is proposed, each party contributing leases and/or oil and gas interests to the drillsite, or to be included in such drilling unit, shall. furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each party hereto. The cost incurred by Operator in this title program shall be dome as follows:

 0 Lion No. 1: Costs incurred by Operator in procuring abstracts and title examination, supplemental

*all royalties, overriding royalties, production payments and other burdens on production of record as of the date hereof. -2-

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

ARTICLE IV
continued

1 El Option No. 2: Costs incurred by Operator in procuring abstracts and fees paid outside attorneys for title examination 2 (including preliminary, supplemental, shut-in gas royalty opinions and division order title opinions) shall be borne by the Drilling Parties 3 in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Ex-
4 hibit "A".
5 functions.
6
7    Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection 8 with leases or oil and gas interests contributed by such party. Operator shall be responsible for the preparation and recording of pooling 9 designations or declarations as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders. 10 This shall not prevent any party from appearing on its own behalf at any such hearing.
11
12 No well shall be drilled on the Contract Area until after (1) the title to the drillsite or drilling unit has been examined as above 13 provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the parties who are to participate in the drilling of the well.
15
16 B. Loss of Title:
17
18 1. Failure of Title: Should any oil and gas interest or lease, or interest therein, be lost through failure of title, which loss results in a 19 reduction of interest from that shown on Exhibit "A", the party contributing the affected lease  or interest shall have ninety (90) day;, 20
21 tion will not be subject to Article VIII.B., and failing to do so, this agreement nevertheless, shall continue in force as to all remaining oil 22 and gas leases and interests: and,
23
24 25 26 27 28 29 30 31 32
33 well,
34    (d) Should any person not a party to this agreement, who is determined to be the  owner of any interest in the title which has 35
36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64
65
66
67
68
69
70

      (b) There shall be no retroactive adjustment of expenses incurred or revenues received from the operation of the interest which has curred,  so that the interest of the party whose lease or interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the interest lost;
(c) If the proportionate interest of the other parties hereto in any producing well theretofore drilled on the Contract Area is increased by reason of the title failure, the

2.

Loss b

Non Pa

ent or Erroneous Pa

nt of Amount Duo- If, through mistake or oversight, any rental, shut in well

 :.

 (b) Proceeds, Ices operating expenses, thereafter accrued attributable to the lost interest on an acreage basis, of that portion of
  (a) Any monies, up to the amount of unrecovered costs, that may be paid by any party who is,  or becomes,   the  owner of the interest

3. Other Losses: All losses incurred, other than those sot forth in Articles IV.D.1. and IV.D..2. above, shall be joint losses and shall be home by all parties in proportion to their interests. There shall be no readjustment of interests in the remaining portion of the Contract Area.

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

I ARTICLE V. 2 OPERATOR 3
4 A. Designation and Responsibilities of Operator:
5    CENTURY RESOURCES INC.
6 shall be the 7 Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and 8 required by, and within the limits of this agreement. It shall conduct all such operations in a good and workmanlike manner, but it shall 9 have no liability as Operator to the other parties for losses sustained or liabilities incurred, except such as may result from gross 10 negligence or willful misconduct.
11
12 B. Resignation or Removal of Operator and Selection of Successor:

13                                 * properly, as a reasonably prudent Operator,
14 1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. 15 If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as 16 Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator 17 may be removed if it fails or refuses to carry out its duties thereunder !p, after 0 days written notice aid failure to cure any default under this agreement or becomes insolvent, an u t or is ace in receivership , Sue resignation or remove shall not become of effective until 7: 18 o clock A.M.on the
19 first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action 20 by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier 21 date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corportal name or structure of Operator or transfer of Operator's interest to any single subsidiary, parent or successor corporation shall not 23 be the basis for removal of Operator, nor deemed a resignation,

24                                     *the owners of
25 2. Selection of Successor Operator: Upon the resignation or removal of Operator, a successor Operator shall be selected by

26 the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor *
27 Operator is selected. The successor Operator shall be selected by the affirmative vote of a majority interest 28 based on ownership as shown on Exhibit "A";
29 r.,^^-^a *^sic the successor Operator shall be selected by the affirmative vote of a majority interest based 30 on ownership as shown on Exhibit "A"

31
32 C. Employees:

33
34    The number of employees used by Operator in conducting, operations thereunder, their selection, and the hours of labor and the 35 compensation for services performed shall be determined by Operator, and all such employees shall be the employees of Operator. 36
37 D. Drilling Contracts:

38
39 All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so 40 desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing 41 rates in the area and the rate of such charges shall' be agreed upon by the parties in writing before drilling operations are commenced, and 42 such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature.

44

45 46 47 48 49 50
51 A. Initial Well: 52
53 On or before the day of (year) _, Operator shall commence the drilling of a well for
54 oil and gas as provided in and pursuant to the terms of the Participation Agreement between the parties of the same date. . 55
56
57
58
59 and shall thereafter continue the drilling of the well with due diligence to
60
61
62
63
64
65
66 Operator shall make reasonable tests of all formations encountered during drilling which give indication of containing oil and 67 gas in quantities sufficient to test, unless this agreement shall be limited in its application to a specific formation or formations, in which 68 event Operator shall be required to test only the formation or formations to which this agreement may apply. 69

70

ARTICLE VI.

DRILLING AND DEVELOPMENT

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982 ARTICLE VI

continued

1    If, in Operator's judgment, the well will not produce oil or gas in paying quantities, and it wishes to plug and abandon the 2 well as a dry hole, the provisions of Article VI.E.1. shall thereafter apply.
3
4
5
6 B. Subsequent Operations:                             *recomplete,
7
8 1. Proposed Operations: Should any party hereto desire to drill any well on the Contract Area other than the well provided 9 for in Article VITA., or to rework, deepen or plug back a dry hole drilled at the joint expense of all parties or a well jointly owned by all 10 the parties and not then producing in paying quantities, the party desiring to drill, rework, deepen or plug back such a well shall give the 11 other parties written notice of the proposed operation, specifying the work to be performed, the location, proposed depth, objective formatin and the estimated cost of the operation. The parties receiving such a notice shall have thirty (30) days after receipt of the notice 13 within which to notify the party wishing to do the work whether they elect to participate in the cost of the proposed operation. If a drillinn rig is on location, notice of a proposal to rework, plug back or drill deeper may be given by telephone and the response period shall be 15 limited to forty-eight (48) hours, exclusive of Saturday, Sunday, and legal holidays. Failure of a party receiving such notice to reply within 16 the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any notice or 17 response given by telephone shall be promptly confirmed in writing.
18
19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56
57
58
59
60
61
62
63
64
65
66
67
68
69
70

If all parties elect to participate in such a proposed operation, Operator shall, within ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as possible after the expiration of the forty-eight (48) hour period when a drilling rig is on loca-tion, as the case may be), actually commence the proposed operation and complete it with due diligence at the risk and expense of all par-ties hereto; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title ex-amination or curative matter required for title approval or acceptance. Notwithstanding the force major provisions of Article XI, if the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accor-dance with the provisions hereof as if no prior proposal had been made.

2. Operations by Less than All Parties: If any party receiving such notice as provided in Article VI.B.1. or VII.D.I. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in. the operation shall, within ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as possible after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed, operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (a) request Operator to perform the work required by such proposed opera-tion for the account of the Consenting Parties, or (b) designate one (1) of the Consenting Parties as Operator to perform such work. Con-senting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and con-ditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise the Consenting Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after receipt of such notice, shall advise the proposing party of its desire to (a) limit par-ticipation to such party's interest as shown on Exhibit "A" or (b) carry its proportionate part of Non-Consenting Parties' interests, and failure to advise the proposing party shall be deemed an election under (a). In the event a drilling rig is on location, the time permitted for such a response shall not exceed a total of forty-eight (48) hours (inclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may withdraw such proposal if there is insufficient participation and shall promptly notify all parties of such decision.

The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense. If any well drilled, reworked, deepened or plunged back under the provisions of this Article results in a pro-ducer of oil and/or gas in paying quantities, the Consenting Parties shall complete and equip the well to produce at their sole cost and risk,

**recompleted,

 9

10

A.A.P.L. FORM 610 MODEL FORM OPERATING AGREEMENT - 1982
ARTICLE VI
continued

/ at the option of the consenting parties *recompleting,
and the well shall then/ be turned over to Operator and shall be operated by it at the expense and for the account of the Consenting Par-
ties. Upon commencement of operations for the drilling, reworking, deepening or plugging back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party's interest in the well and share of production therefrom until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold, (after deducting production taxes, excise taxes, royalty, overriding royalty and other in-terests not excepted by Article ID. payable out of or measured by the production from such well accruing with respect to such interest until it reverts) shall equal the total of the following:

(a) 100% of each such Non-Consenting Party's share of the cost of any newly acquired surface equipment beyond the welled connections (including, but not limited to, stock tanks, separators, theaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party's share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party's relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party's share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

19
20
21     b)500 % of that portion of the costs and expenses of drilling, reworking, deepening, plugging back, testing and completing,
22 after deducting any cash contributions received under Article VIII.C., and 500 % of that portion of the cost of newly acquired equip-
23 meet in the well (to and including the welled connections), which would have been chargeable to such Non-Consenting Party if it had
24 participated therein.
25

36

50
51     *recompleting
52 53 54 55 56 57 58 59 60 61 62 63 64 65
An election not to participate in the drilling or the deepening of a well shall be deemed an election not to participate in any re-working or plugging back operation proposed in such a well, or portion thereof, to which the initial Non-Consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment account. Any such reworking or plugging back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties one hundred percent (100%) of that portion of the costs of the reworking or plugging back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a reworking or plugging back operation is proposed during such recoupment period, the provisions of this Article VB.. shall be ap-plicable as between said Consenting Parties in said well.

During the period of time Consenting Parties are entitled to receive Non-Consenting Party's share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party's share of production not excepted by Ar-ticle ID.

*
In the case of any reworking, plugging back or deeper drilling operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such reworking, plugging back oh deeper drilling, the Consenting Parties shall account for all such equip-ment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within sixty (60) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, deepening, plugging back, testing, completing, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly bill-ings. Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities in-curred in the operation of the well, together with a statement of the quantity of oil and gas produced from it and the amount of proceeds realized from the sale of the well's working interest production during the preceding month. In determining the quantity of oil and gas produced during any month, Consenting Parties shall use industry accepted methods such as, but not limited to, metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-Consenting Party.
66 67 68 69 70

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

ARTICLE VI
continued

If and when the Consenting Parties recover from a Non-Consenting Party's relinquished interest the amounts provided for above,
•the relinquished interests of such Non-Consenting Party shall automatically revert to it, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, reworking, deepening or plugging back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and the Accounting Procedure attached hereto.

Notwithstanding the provisions of this Article VI.B.2., it is agreed that without the mutual consent of all parties, no wells shall be completed in or produced from a source of supply from which a well located elsewhere on the Contract Area is producing,\ 011^  capable of producing:

*recompleting

The provisions of this Article shall have no application whatsoever to the drilling of the initial well described in Article VITA. except (a) as to Article VII.D.1T (Option No. 2), if selected, or (b) as to the reworking, deepening and plugging back of such initial, well after if has been drilled to the depth specified in Article VITA. if it shall thereafter prove to be a dry hole or, if initially completed for pro-duction, ceases to produce in paying quantities.

3. Stand-By Time: When a well which has been drilled or deepened has reached its authorized depth and all tests have been completed, and the results thereof furnished to the parties, stand-by costs- incurred pending response to a party's notice proposing a reworking, deepening, plugging back or completing operation in such a well shall be charged and borne as part of the drilling or deepen-ing operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second gram-matical paragraph of Article VI.BT2T, shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all Consenting Par-ties.

4T Sidetracking: Except as hereinafter provided, those provisions of this agreement applicable to a "deepening" operation shall also be applicable to any proposal to directionally control and intentionally deviate a well from vertical so as to change the bottom hole location (herein call "sidetracking"), unless done to straighten the hole or to drill around junk in the hole or because of other mechanical difficulties. Any party having the right to participate in a proposed sidetracking operation that does not own an interest in the
• affected well bore at the time of the notice shall, upon electing to participate, tender to the well bore owners its proportionate share (equal
• to its interest in the sidetracking operation) of the value of that portion of the existing well bore to be utilized as follows:
42 43 44
45 (a) If the proposal is for sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in 46 the initial drilling of the well down to the depth at which the sidetracking operation is initiated.
47 48 49
50 (b) If the proposal is for sidetracking a well which has previously produced, reimbursement shall be on the basis of the well's 51 salvable materials and equipment down to the depth at which the sidetracking operation is initiated, determined in accordance with the 52 provisions of Exhibit "C", less the estimated cost of salvaging and the estimated cost of plugging and abandoning.

In the event. that notice for a sidetracking operation is given while the drilling rig to be utilized is on location, the response period shall be limited to forty-eight (48) hours, exclusive of Saturday, Sunday and legal holidays; provided, however, any party may request and receive up to eight (8) additional days after expiration of the forty-eight (48) hours within which to respond by paying for all stand-by time incurred during such extended response period. If more than one party elects to take such additional time to respond to the notice, stand by costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing par-
C. TAKING PRODUCTION IN KIND:

/ have t 4 right to
Each party shall take in kind or separately dispose of its proportionate share of all oil and gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing the treating oil and gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be home by such party. Any party taking its share of production in kind shall be

63 64 65 66 67 68 69 70

ti's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all the electing parties. stances the response period to a proposal for sidetracking shall be limited to thirty (30) days.

In all other in-

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

ARTICLE VI
continued

I required to pay for only its proportionate share of such part of Operator's surface facilities which it uses.
2
3     Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from
4 the Contract Area, and, except as provided in Article VIIB., shall be entitled to receive payment directly from the purchaser thereof for
5 its share of all production.
6 7 8 9 10 11 12 13
*In the event any party shall fail to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such ell or sell it to others at any time and from time to time, for the account of the non-taking party at the best price obtainable in the area for such production. Any such purchase or sale by Operator shall be subject always too the right of the owner of the production to exercise et any time its right to take in kind, or separately dispose of, its share of all oil not previously delivered to a purchaser. Any purchase or sale by Operator of any other party's share of evil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess
14 of one '1) year. 15
16
17 18 19 20 21 22 23 24 25 26 27 28 29 30
31 E. Abandonment of Wells:
32
33 34 35 36 37 38 39 40 41
42 2. Abandonment of Wells that have Produced: Except for any well in which a Non-Consent operation has been conducted 43 thereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a 44 producer shall not be plugged -and abandoned without the consent of all parties. If all parties consent to such abandonment, the well shall 45 be plugged end abandoned in accordance with applicable regulations and at the cost, risk end expense of all the parties hereto. If, within 46 thirty '30) days after receipt of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, 47 those wishing to continue its operation from the interval's) of the formation's) then open to production shall tender to each of the other 48 parties its proportionate share of the value of the well's salvable material and equipment, determined in accordance with the provisions of 49 Exhibit "C", less the estimated cost of salvaging and the estimated cost of plugging and abandoning. Each abandoning party shall assign 50 the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and 51 material, all of its interest in the well and related equipment, together with its interest in the leasehold estate as to, but only as to, the intravel or intervals of the formation or formations then open to production. If the interest of the abandoning party is or includes an oil and 53 gas interest, such party shall execute and deliver to the non-abandoning party or parties an oil and gas lease, limited to the interval or intravels of the formation or formations then open to production, for a term of one (1) year and so long thereafter as oil and/or gas is produced from the interval or intervals of the formation or formations covered thereby, such lease to be on the form attached as Exhibit 56
57 ** Failure to respond to the notice of proposed abandonment shall be deemed a consent to the proposed abandonment. 58
59
60
61
62
63
64
65
66
67
68
69
70

* production

In the event one or more parties' separate disposition of its share of the gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportionate share of total gas sales to be allocated to it, the balancing or accounting between the respective accounts of the parties shall be in accordance with any gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit "E", or is a separate agreement.

D.

Access to Contract Area and Information:

Each party shall have access to the Contract Area at all reasonable times, at its sole cost and risk to inspect or observe operations, and shall have access at reasonable times to information pertaining to the development or operation thereof, including Operator's books and records relating thereto. Operator, upon request, shall furnish each of the other parties with copies of all forms or reports filed with governmental agencies, daily drilling reports, well logs, tank tables, daily gauge and run tickets and reports of stock on hand at the first of each month, and shall make available samples of any cores or cuttings taken from any well drilled on the Contract Area. The cost of gathering and furnishing information to Non-Operator, other then that specified above, shall be charged to the Non-Operator that re-quests the Information.

1. Abandonment of Dry Holes: Except for any well drilled or deepened pursuant to Article VI.B.2., any well which has been drilled or deepened under the trams of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours ' t inclusive
f Saturday, Sunday and legal holidays) after receipt of notice of the proposal to plug and abandon such well, such party shell be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and et the cost, risk and expense of the parties who participated in the cost of drilling or deepening such well. Any patty who objects to plugging and abandoning such well shall have the right to take over the well and conduct further operations in search of oil and/or gas subject to the provisions of Article VI.B.**

 p

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982
ARTICLE VI

continued
I "B". The assignments or leases so limited shall encompass the "drilling unit" upon which the well is located. The payments by, and the 2 assignments or leases to, the assignees shall re in a ratio based upon the relationship of their respective percentage of participation in the 3 Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall re no readjustment of 4 interests in the remaining portion of the Contract Area.
5 6 7 8 9 10 11

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the interval or intervals then open other than the royalties retained in any lease made under the terms of this Article. Upon re-quest, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges con-templated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing interval's) assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the pro-

12 visions hereof.
13 14 15 16 17 18 19 20 21 22 23 24 25

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2 above shall re applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article

VISE.

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES
A.

Liability of Parties:

The liability of the parties shall re several, not joint or collective. Each party shall re responsible only for its obligations, and
26 shall re liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted 27 among the parties in Article VB. are given to secure only the debts of each severally. It is not the intention of the parties to create, nor 28 shall this agreement re construed as creating, a mining or other partnership or association, or to render the parties liable as partners. 29
30 B. Liens and Payment Defaults:
31
32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47
48 C. Payments and Accounting:
49
50 51
52 tonight shares upon the expense basis provided in Exhibit "C". Operator shall keep an accurate record of the joint account thereunder, 53
54 55 56 57 58 59 60 61 62 63

Each Non-Operator grants to Operator a lien upon its oil and gas rights in the Contract Area, and a security interest in its share of oil and/or gas when extracted and its interest in all equipment, to secure payment of its share of expense, together with interest thereon at the rate provided in Exhibit "C". To the extent that Operator has a security interest under the Uniform Commercial Code of the state, Operator shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the ob-taining of judgment by Operator for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any Non-Operator in the payment of its share of expense, Operator shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such Non-Operator's share of oil and/or gas until the amount owed by such Non-Operator, plus interest, has been paid. Each purchaser shall be entitled to rely upon Operator's written statement concerning the amount of any default. Operator grants a like lien and security interest to the Non-Operators to secure payment of Operator's proportionate share of expense.

If any party fails or is unable to pay its share of expense within 15 days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party rears to the interest of all such parties. Each party so paying its share of the unpaid amount shall, to obtain reimbursement thereof, re surrogated to the security rights described in the foregoing paragraph.

and

Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proper-
showing expenses incurred and charges and credits made and received.

Operator, at its election, shall have the right from time to time to demand and receive from the other parties payment in advance of their respective shares of the estimated amount of the expense to re incurred in operations thereunder during the next succeeding month, which right may re exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within ten (10) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall rear interest as provided in Exhibit "C" until paid. Proper adjustment shall re made monthly between advances and actual ex-pense to the end that each party shall rear and pay its proportionate share of actual expenses incurred, and no more.

64
65 D. Limitation of Expenditures:

66
67 1. Drill or Deepen: Without the consent of all parties, no well shall re drilled or deepened, except any well drilled or deepened
68 pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling or deepening shall include: 69
70

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

ARTICLE VII

continued
1 a
2
3 4 5 6 7 8 9 10 11 12 13 14
15 2. Rework or Plug Back: Without the consent of all parties, no well shall be reworked or plugged back except a well reworked or 16 plugged back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the reworking or plugging back of a well shall 17 include all necessary expenditures in conducting such operations and completing and equipping of said well, including necessary tankage 18 and/or surface facilities.
19
20 21 22 23 24 25 26 27 28 29
30 E. Rentals, Shut-in Well Payments and Minimum Royalties:
31
32 Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the 33 party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have contributes interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on 35 behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments.. In the event of 36 failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such paymeet is required to continue the lease in force, any loss which results from such non-payment shall be home in accordance with the provisions of Article IV.B.2.
39
40 Operator shall notify Non-Operator of the anticipated completion of a shut-in gas well, or the shutting in or return to production 41 of a producing gas well, at least five '5) days 'excluding Saturday, Sunday and legal holidays), or at the earliest opportunity permitted by 42 circumstances, prior to taking such action, but assumes no liability for failure to do so. In the event of failure by Operator to so notify 43 Non-Operator, the loss of any lease contributed hereto by Non-Operator for failure to make timely payments of any shut-in well payment 44 shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.
45
46 F. Taxes:
47
48 Beginning with the first calendar year after the effective date hereof, Operator shall render for ad Valero taxation all property 49 subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they 50 become delinquent. Prior to the rendition date, each Non-Operator shall. furnish Operator information as to burdens (to include, but not 51 be limited to, royalties, overriding royalties and production payments) on leases and oil and gas interests contributed by such Non-Operator. If the assessed valuation of any leasehold estate is reduced by reason of its being subject to outstanding excess royalties, over-rising royalties. or production payments, the reduction in ad Valerie taxes resulting therefrom shall inure to the benefit of the owner or 54 owners of such leasehold estate, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad Valerie taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding 56 anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax 57 Value generated by each party's working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in
58 the manner provided in Exhibit "C".
59 -
60 If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner 61 prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final seter-62 urination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any 63 interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account,. together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as 65 provided in Exhibit "C".
66
67 Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect 68 to the production or handling of such party's share of oil and/or gas produced under the terms of this agreement.

®Option No. 2: All necessary expenditures for the drilling or deepening and testing of the well. When such well has reached its authorized depth, and all tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operator who have the right to participate in the completion costs. The parties receiving such notice shall have forty-eight / Inclusive
'48) hours (inclusive.' of Saturday, Sunday and legal holidays) in which to elect to participate in the setting of casing and the completion at-

tempt. Such election, when made, shall include consent to all necessary expenditures for the completing and equipping of such well, in-cluding necessary tankage and/or surface facilities. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the completion attempt. If one or more, but less than all of the parties, elect to set pipe and to attempt a completion, the provisions of Article VI.B.2. hereof 'the phrase "reworking, deepening or plugging back" as contained in Article VI.B.2. shall be deemed to include "completing") shall apply to the operations thereafter conducted by less than all parties.

3. Other Operations: Without the consent of all parties, Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Twenty Five Thousand and No/100 Dollars '$ 25,000.00  ) except in connection with a well, the drilling, reworking, deepening, completing, recompleting, or plugging back of. which has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. If Operator prepares an authority for expenditure (AFT) for its own use, Operator shall furnish any Non-Operator ie. requesting an information copy thereof for any single project costing in excess of Ten Thousand and No/100
Dollars ($10,000.00  ) but less than the amount first set forth above in this paragraph.

69 70

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

ARTICLE VII
continued

I G. Insurance:
2
3 At all times while operations are conducted thereunder, Operator shall comply with the workmen's compensation law of 4 the state where the operations are being conducted; provided, however, that Operator may be a self-insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit "C". Operator shall 6 also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit "D", attached to and made a part 7 hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workmen's compensation 8 law of the state where the operations are being conducted and to maintain such ether insurance as Operator may require may be required in 9 Exhibit "D".
10    In the event automobile public liability insurance is specified in said Exhibit "D", or subsequently receives the approval of the 11 parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive equipment.
12
13	ARTICLE VIII.
14	ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST 15
16 A. Surrender of Leases:
17
18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35
36 Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering 37 party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage 38 assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this 39 agreement.
40
41 B. Renewal or Extension of Leases:
42
43 44 45 46 47 48
49    If some, but less than all, of the parties elect to participate in the purchase of a renewal lease, it shall be owned by the parties 50 who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area 51 to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal lease. 52 Any renewal lease in which less than all parties elect to participate shall not be subject to this agreement. 53.
54 Each party who participates in the purchase of a renewal lease shall be given an assignment of its proportionate interest therein 55 by the acquiring party,
56
57 The provisions of this Article shall apply to renewal leases whether they are for the entire interest covered by the expiring lease 58 or cover only a portion of its area, or an interest therein. Any renewal lease taken before the expiration of its predecessor lease, or taken or 59 contracted for within six (6) months after the expiration of the existing lease shall be subject to this provision; but any lease taken or con-tracked for more than six '6) months after the expiration of an existing lease shall not be deemed a renewal lease and shall not be subject to 61 the provisions of this agreement.
62
63    The provisions in this Article shall also be applicable to extensions of oil and gas leases.
64
65 C. Acreage or Cash Contributions:
66
67 While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or -any other 68 operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be 69 applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom the con-tribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions

The leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any lease or in any portion thereof, and the other parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all. of its interest in such lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the assigning party is or includes an oil and gas in-terest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such oil and gas interest for a term of one '1) year and so long thereafter as oil and/or gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit "B". Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not therefore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and pro-duction other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the lather's interest in any wells and equipment attributable to the assigned or leas-ed acreage. The value of all material shall be determined in accordance with the provisions of Exhibit "C", less the estimated cost of salvaging and the estimated cost of plugging and abandoning. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.

If any party secures a renewal of any oil and gas lease subject to this agreement, all other parties shall be notified promptly, and shall have the right for a period of thirty '30) days following receipt of such notice in which to elect to participate in the ownership of the renewal lease, insofar as such lease affects lands within the Contract Area, by paying to the party who acquired it their several proper pro-portionate shares of the acquisition cost allocated to that part of such lease within the Contract Area, which shall be in proportion to the interests held at that time by the parties in the Contract Area.

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982
ARTICLE VIII . continued .

1 said. Drilling Parties shared the lost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be 2 governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions 3 it may obtain an support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optonal rights to earn acreage outside the Contract Area which are in support of a well drilled inside the Contract Area. 5
6    If any party contracts for any consideration relating to disposition of such party's share of substances produced thereunder, such 7 consideration shall not be deemed a contribution as contemplated an this Article VIII.C.
8
9 D. Maintenance of Uniform Interests:
10
11 For the purpose of maintaining uniformity of ownership an the oil and gas leasehold interests covered by this agreement, no 12 party shall sell, encumber, transfer or make other disposition of its interest an the leases embraced within the Contract Area and an wells, 13 equipment and production unless such disposition lovers either:
14
1. the entire interest of the party an all leases and equipment and production; or
16
17    2. an equal undivided interest an all leases and equipment and production an the Contract Area. 18
19    Every such sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement 20 and shall be made without prejudice to the right of the other parties.
21
22 If, at any tame the interest of any party as divided among and owned by four or more co-owners, Operator, at its discretion, may 23 require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for 24 and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to band, the co-owners of 'such 25 party's interest within the scope of the operations embraced an this agreement; however, all such co-owners shall have the right to enter 26 into and execute all contracts or agreements for the disposition of their respective shares of the oil and gas produced from the Contract 27 Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.
28
29 E. Waiver of Rights to Partition:
30
31    If permitted by the laws of the state or states in which the property covered hereby as located, each party hereto owning an
32 undivided interest an the Contract Area waives any and all rights at may have to partition and have set aside to at an severalty its undivided 33 interest therein.
34
35 F.     Preferential Right to Purchase:
36 37 38 39 40 41 42 43 44 45 46 47 48 49
50 This agreement as not intended to create, and shall not be construed to create, a relationship of partnership or an association 51 for profit between or among the parties hereto. Notwithstanding any provision herein that the rights and liabilities thereunder are several 52 and not joint or collective, or that this agreement and operations thereunder shall not constitute a partnership, if, for federal income tax 53 purposes, this agreement and the operations thereunder are regarded as a partnership, each party hereby affected elects to be excluded 54 from the application of all of the provisions of Subchapter "K", Chapter 1, Subtitle "A", of the Internal Revenue Code of 1986, as per-matted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Operator as authorized and directed to ex-elute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury. of the 57 United States or the Federal Internal Revenue Servile, including specifically, but not by way of limitation, all of the returns, statements, 58 and the data required by Federal Regulations i.761 Should there be any requirement that each party hereby affected gave further 59 evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the 60 Federal Internal Revenue Servile or as may be necessary to evidence this election. No such party shall gave any notices or take any other 61 action inconsistent with the election made hereby. If any present or future income tax laws of the state or states an which the Contract 62 Area as located or any future income tax laws of the United States contain provisions similar to those an Subchapter "K", Chapter 3, 63 Subtitle "A", of the Internal Revenue Code of 1986, under which an election similar to that provided by Section 761 of the Code as per-matted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing elec-tin, each such party states that the income derived by such party from operations thereunder can be adequately determined without the 66 computation of partnership taxable income.
67
68
69
70

15

Should any party desire to sell   all or  any part of its interests   under this agreement,  or its rights and interests in the Contract

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

ARTICLE X.
2 CLAIMS AND LAWSUITS
3 4 5 6 7 8 9 10 11 12 13
14

Operator may settle any single uninsured third party damage claim or suit arising from operations thereunder if the expenditure does not exceed Ten Thousand and No/1000  Dollars
'S 10,000.00  ) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement ex-ceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling, settling; or otherwise discharging such claim or suit shall be at the joint ex-pense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations thereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations thereunder. All claims or suits involving leasehold title to any interest subject to this agreement shall be treated as a claim or suit against all the parties hereto.

ARTICLE XI.
FORCE MAJOR

If any party is -rendered unable, wholly or in part, by force major to carry out its obligations under this agreement, other than the obligation to make money payments, that party shall give to all other parties prompt written notice of the force major with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force major, shall be suspending during, but no longer than, the continuance of the force majeure. The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable.

The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely
• within the discretion of the party concerned.

The term "force majeure", as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of
t•he public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

ARTICLE XII.
NOTICES
All notices authorized or required between the parties and required by any of the provisions of this agreement, unless otherwise specifically provided, shall be given in writing by mail or telegram, postage or charges prepaid, or by telex or telecopier and addressed to the parties to whom the notice is given at the addresses listed on Exhibit "A". The originating notice given under any provision hereof shall be deemed given only when received by the party to whom such notice is directed, and the time for such party to give any notice in
• response thereto shall run from the date the originating notice is received. The second or any responsive notice shall be deemed given
• when deposited in the mail or with the telegraph company, with postage or charges prepaid, or sent by telex or telecopier. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties.
43
44	ARTICLE XIII.
45	TERM OF AGREEMENT
46
47 This agreement shall remain in full force and effect as to the oil and gas leases and/or oil and gas interests subject hereto for the 48 period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any 49 lease or oil and gas interest contributed by any other party beyond the term of this agreement.
50                         /joint/ owned
51 ®Option No. 1: So long as any of the oil ants gas leases subject to this agreement remain or are continued in force as to any part 52 of the Contract Area, whether by production, extension, renewal, or otherwise.
53
54 0 Option No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this 55 agreement, results in production of oil and/or gas in paying quantities, this agreement shall continue in force so long as any such well or 56 wells produce, or are capable of production, and for an additional period of days from cessation of all production; provided, 57 however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, reworking, deepen-inn, plugging back, testing or attempting to complete a well or wells hereunder, this agreement shall continue in force until such opera-tions have been completed and if production results therefrom, this agreement shall continue in force as provided herein. In the event the 60 well described in Article VITA., or any subsequent well drilled hereunder, results in a dry hole, and no other well is producing, or capable 61 of producing oil and/or gas from the Contract Area, this agreement shall terminate unless drilling, deepening, plugging back or rework-
62 . inn operations are commenced within days from the date of abandonment of said well. 63
64 It is agreed, however, that the termination of this agreement shall not relieve any party hereto from any liability which has 65 accrued or attached prior to the date of such termination.
66 67 68 69 70

~ 4-,44b

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982

I	ARTICLE XIV.
2	COMPLIANCE WITH LAWS AND REGULATIONS 3
4 A. Laws, Regulations and Orders:
5
6 This agreement shall be subject to the conservation laws of the state in which the Contract Area is located, to the valid rules, 7 regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, or-finances, rules, regulations, and orders.
9
10 B. Governing Law:
11
12 This agreement and all matters pertaining hereto, including, but not limited to, matters of performance, non-performance, breach, 13 remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which
14 the Contract Area is located. If-the-Contract Area is in two or more states, the law of the state of  15 shall- govern.
16
17 C. Regulatory Agencies:
18
19 Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, 20 privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated 21 under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offset-ting or adjacent to the Contract Area.
23
24 With respect to operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims 25 and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation or application of rules, 26 rulings, regulations or orders of the Department of Energy or predecessor or successor agencies to the extent such interpretation or ap-placation was made in good faith. Each Non-Operator further agrees to reimburse Operator for any amounts applicable to such Non-Operator's share of production that Operator may be required to refund, rebate or pay as a result of such an incorrect interpretation or 29 application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application. 30
31 Non-Operators authorize Operator to prepare and submit such documents as may be required to be submitted to the purchaser 32 of any crude oil sold hereunder or to any other person or entity pursuant to the requirements of the "Crude Oil Windfall Profit Tax Act 33 of 1980", as same may be amended from time to time '"Act"), and any valid regulations or rules which may be issued by the Treasury 34 Department from time to time pursuant to said Act. Each party hereto agrees to furnish any and all certifications or other information 35 which is required to be furnished by said Act in a timely manner and in sufficient detail to permit compliance with said Act.
36 37 38 39 40
41 Article XV. to this agreement is attached hereto in the form of a typed addendum.
42
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ARTICLE XV.
OTHER PROVISIONS

 ARTICLE XV. OTHER PROVISIONS

A.    CASING POINT ELECTION

In spite of any provision to the contrary appearing herein, consent to the drilling of a well shall constitute consent to running and setting of protective strings of casing, but shall not be deemed consent to the setting of completion casing and a completion attempt. When a well has. been drilled upon the premises affected by this agreement pursuant to the provisions of this agreement, Operator shall give immediate notice to each of the participating parties when the well has has been drilled to the depth mutually agreed upon and an electrical logging survey has been run and the well evaluated for the setting of casing in an attempt to complete the same as a producer. The parties receiving such notice shall have 48 hours inclusive of Saturdays, Sundays and legal holidays in which to elect whether or not they desire to set completion casing and to participate in the completion attempt. Failure of a party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of a completion attempt. If all of the parties elect to plug and abandon the well, operator shall do so at the expense of all the parties. If one or more, but less than all of the parties elect to set pipe and to attempt a completion, the provisions of Article VI.B.2. hereof shall apply to the operations hereafter conducted by less than all of the parties.

B.    CONFIDENTIALITY OF INFORMATION

To the extent permitted by applicable laws and regulations,. shall keep confidential all data and information received from in connection with the leases and the area of mutual interest described in Section 6 and, except as provided in this Section 5, shall not disclose it to third parties . without prior written consent. . shall comply with all applicable disclosure, use and confidentiality agreements with third parties involving data and information. shall restrict dissemination of data and information to those of its investors, partners, employees, directors, agents, attorneys and consultants with a need to know. ' shall notify persons to whom data and information is disseminated of the terms of this confidentiality provision and shall be liable for their actions in connection with use of the data and information. This confidentiality provision shall not apply to data and information which (I) is publicly available (other than by a breach of this agreement), or (ii) . has obtained independently of., , without obligation of confidentiality. This confidentiality provision shall terminate three years from the date of this agreement.

C.    RESTRICTION ON PROPOSING SUBSEQUENT OPERATIONS

Prior to thirty (30) days following the time that the Initial Well or any well under Article VI reaches its proposed target depth, no party shall be forced to make an election on any other proposal to drill a well on the Contract Area,

D.    PRIORITY OF ELECTIONS

Notwithstanding anything in this JOA to the contrary, the following provisions of this paragraph shall take precedence over any other provisions which may be in conflict therewith. It is agreed that when a well drilled under, the terms of this JOA or under the terms and conditions of the Participation Agreement to which this JOA is attached has been drilled to a total depth (the depth which is listed in the AFE or in the proposal or an alternative depth has been reached per agreement of the drilling parties) and has been logged, and the parties participation in the well cannot mutually agree upon the sequence and timing of further operations regarding said well, the following elections shall control in the order enumerated hereinafter.

1. An election to attempt to complete the well in its present condition providing that an election to complete in a deeper objective shall take precedence over an election to complete a shallower objective if a conflict arises whereby only one of these options exists.

2. An election to deepen said well 3. An election to side track the well 4. An election to abandon the well

Notwithstanding anything provided in this paragraph, any Party desiring to perform additional logging, coring, or other testing (other than logging, coring, and testing that would be performed by a prudent operator before attempting a completion) may do so at its sole cost, risk, and expense

Page 14a

In such event, the Party or Parties undertaking such additional testing shall be responsible for any damage to the hole or reservoir resulting from such testing. The parties not participating in such additional testing shall not be entitled to the logs and other data resulting from such tests unless the Operator did not participate in such tests and such information is vital to the safety of any personnel and/or property on the wellsite, the integrity of the well, or if Operator needs to disclose such information to any governmental agency.

E.    OBLIGATORY OPERATIONS

Notwithstanding the other provisions hereof and particularly Article VI., if any proposed operation is an obligatory operation, a party not participating in such operation shall assign to the parties participating in the operation all of its interest in the leases or portions thereof, and to the formation and depths covered thereby which would be lost or not earned if such operation is not conducted. Such assignment shall be doe upon the commencement of operation for such well and shall be free and clear of any overriding royalties, production payments, mortgages, liens or other encumbrances placed there by or resulting from the non-consenting party's ownership and operations but otherwise without warranty of title, either express or implied. A well or other, operation commenced within six (6) months prior to the date the lease or leasee (or portions thereof) would expire in the absence of such operation and a well or other operation which must be drilled or conducted to "earn" or maintain a lease or farmout rights shall constitute an "obligatory operations". The provisions of Article VI.B. shall, however, continue to apply to any remaining portion of the Contract Area which contributes to production from the non-consenting operations (i.e.. within the same drilling, production or proration unit). The interest of the parties shall be adjusted on a surface acreage basis (unless the appropriate regulatory body shall have apportioned production on a different basis) after recovery by the consenting parties of the percentile amount provided in Article VI. B. (2) (a) and (b) with respect to the non-consenting party's interest in the unit subject to this operating Agreement but shall be subject to an Operating Agreement identical to this agreement changed only to reflect the names and interests of the consenting parties. Any notice or AFE given under this provision shall denote that it is an "Obligatory Operation" under the,' operating agreement.

F.    SIDETRACKING OPERATIONS

Notwithstanding any provision herein to the contrary, it is understood and agreed if Operator encounters impenetrable substances or other conditions in the hole which makes further drilling impractical or any condition for which Operator shall propose a sidetracking operation in order to reach the objective depth of the Initial Test Well as provided in Article VI.A., the parties. hereto shall have the right to make an election concerning participation in such sidetracking operation in accordance with the provisions of Article VI.B. of this Agreement.

G.    COMPLIANCE WITH ENVIRONMENTAL LAWS AND REGULATIONS

Operator agrees (i) to cause all its employees agents, contractors, and any other persons occupying or present on the Contract Area to comply with all applicable laws and regulations, (ii) not to allow, and to cause its employees, agents, contractors and any other person occupying or present on the Contract Area not to allow the release of any contaminant, pollutant or any material or substance deemed to be hazardous or otherwise subject to regulation under the laws, rules or regulations of any governmental authority dealing with protection of the environment, on, onto, or from the Contract Area that could result in a violation of any laws or regulations in the creation of liability or obligations, including without limitation, notification, deed recordation, or remediation under any applicable law or regulation. Failure to comply with this provision shall be presumed to constitute gross negligence for purposes of this Agreement.

H.    CONFLICTS

This Operating Agreement is entered Into pursuant to the provisions of that certain Participation Agreement between. CENTURY RESOURCES INC. and AQUATIC CELLULOSE INC.
In the event of any conflict between such Participation Agreement and this Operating Agreement, the provisions of the herein referenced Participation Agreement shall govern.

HEADINGS

The heading of the several articles and sections of this Agreement are for convenience only, and shall not control or affect the meaning or construction of the terms and provisions hereof

Page 14b

J.    MUTUALITY

The parties hereto acknowledge and declare that this Agreement is the result of extensive negotiations between themselves. Accordingly, an the event of any ambiguity an this Agreement, there shall be no presumption that this instrument was prepared solely by either party hereto.

K.    COMPLETION ELECTIONS

Notwithstanding any language herein to the contrary, Article VI.B.2 shall apply separately to each separate completion or recompletion attempt undertaken hereunder by the parties who participated an the drilling of the well. An election to become a non-consenting party as to one completion or recompletion attempt shall not prevent a party from becoming a consenting party an subsequent completion or recompletion attempts regardless of whether the consenting parties as to earlier completions of recompletions have recouped their costs under Article VI.B.2., except as provided for exploratory wells under the Participation Agreement, Any recoupment of costs by a consenting party shall be made solely from the production attributable to the zone or interval an which the completion or recompletion attempt as made. Election to participate an a subsequent completion or recompletion attempt by a party who participated an the drilling of a well but not a previous completion or recompletion attempt shall require such party to pay. its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous completion or recompletion attempt, however, insofar and only insofar as such materials and equipment benefit the zone or interval an which such party participates.

L.    EFFECT OF BANKRUPTCY

If Operator becomes insolvent,, bankrupt, as placed an receivership, including, without limitation, being subject to. Chapter 11 proceedings, at shall be deemed to have resigned without any further action by the Non-Operators, except the selection of a successor operator which shall be made within ten (10) days of the Operator becoming so affected. If a petition for relief under Federal bankruptcy laws is filed by or against operator, and the removal of Operator as prevented by the Federal bankruptcy court, all non-operators and Operator shall comprise an interim operating committee to serve until Operator has .elected to reject or assume this JOA pursuant to the Bankruptcy Code, and an election to reject this JOA by Operator as. debtor an possession, or by a trustee an bankruptcy, shall also be deemed a resignation by Operator without any further action by Non-operators, except the selection of a successor Operator. During the period of tame the operating committee controls operations, all actions shall require the approval of two (2) or more Parties owning a majority interest based on ownership as described in Exhibit "A" hereto. In the event there are only two (2) Parties to this JOA, a third party, acceptable to the non-operator, Operator, and the Federal bankruptcy court, shall serve on the operating committee and all actions shall thence be approved by two (2) members of the committee regardless of ownership.

646

Page 14c

 M. COMPLETION ASSESSMENTS

Upon drilling and logging of any wells, the Operator will request each Non Operator to advance and contribute its pro-rata share of funds for completion costs for any subsequent well drilled under this agreement. The failure of Non Operator to contribute his pro-rata share of completion costs within then (10) days of notice by fax or overnight delivery (or within 48 hours if the rig is on location, including weekends and major holidays) shall be deemed a negative response and an election by that party not to participate in the completion of the well. The provisions of Article VI B. Subsequent Operations 2., shall prevail as to non-consenting parties.

N. SUCCESSORS ASSIGNS

The terms, covenants and conditions of this Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, devisees, legal representatives, successors and assigns, and such terms, covenants and conditions shall be deemed as covenants running with the lands and leases covered hereby and with each transfer or assignment of said lands or leases, Each signatory party shall have the right to assign all or any portion of it rights, titles and interests hereunder; provided however, that any such assignment shall be null and void unless it specifically provides that it is made subject to the terms provisions of this Operating Agreement and reference must be made hereto for all purposes.

O. SPECIAL ASSESSMENTS

Special assessments may be required if further enhancement of production becomes necessary after the date of first production on the initial or subsequent wells. If any re-completion of the original zone or completion of any zones in addition to the first completion is proposed, a special assessment will be requested upon presentation and approval of an AFE by a majority percentage of the working interest owners. The failure of a non-operator to contribute their pro-rata share of the special assessment within ten (10) days from notification shall be deemed to be a negative response and an election by that party not to participate in the recompletion of the initial or subsequent wells. The provisions of Article VI B. Subsequent Operations 2., shall prevail as to non- consenting parties.

 P. DEFAULTS AND REMEDIES.

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the proceeding provisions, within the period required for such payment hereunder, then in addition to the remedies provided elsewhere in this agreement, the remedies specified below shall be applicable.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, pecify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one it more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of :he defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the on-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.: of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.
2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit "C" attached hereto. Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.
3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling of a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI: as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.
Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit "C," provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VlI.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provide in this Article valid. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5. Costs and Attorneys' Fees. In the event any party is required to bring legal proceedings to enforce any financia obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs o collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.

 A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1982
ARTICLE XVI

2.	MISCELLANEOUS
3
4     This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, devisees,
5 legal representatives, successors and assigns.
6
7     This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.
8
9     IN WITNESS WHEREOF, this agreement shall be effective as of 1st  day of MARCH _ , (year) 2004
10
11

OPERATOR CENTURY RESOURCES, INC.
BY:
EDWARD R. DeSTEFANO PRESIDENT

NON-OPERATORS

AQUATIC CELLULOSE INTERNATIONAL CORP.

EXHIBIT "A"

ATTACHED TO THAT CERTAIN OPERATING AGREEMENT DATED MARCH 1, 2004, BETWEEN CENTURY RESOURCES, INC., AS OPERATOR AND AQUATIC CELLULOSE INTERNATIONAL CORP. AS NON-OPERATOR.

(1) Description of the wells and land subject to the agreement,

Lands within the outline on Exhibit "A-1"

(2) Restrictions, if any, as to depths, formations, or substances,

NONE

(3) Percentages or fractional interests of parties to this agreement, Wells and operations above 7,000', before and after payout:

Century Resources, Inc. 80.00 % working interest Aquatic Cellulose International 20.00% working interest

(4) Oil and GasLeases subject to the agreement,

All of the same Oil and Gas Leases subject to the Purchase and Sale &Exploration Agreement dated March 17, 2004.

(5) Parties to the agreement with addresses and telephone numbers for notice purposes,

Century Resources, Inc. 5851 San Felipe Suite 77

Houston, Texas 77057 713-266-4344 phone 713-266-4358 fax

Aquatic Cellulose International Corp
2504 43rd Street
Suite 5
Vernon, B.C. Canada VIP, 6L1
250-558-4216 phone 250-558-3846 fax

 EXHIBIT "A-1"

ATTACHED TO THAT CERTAIN OPERATING AGREEMENT DATED MARCH 1, 2004, BETWEEN CENTURY RESOURCES, INC., AS OPERATOR AND AQUATIC CELLULOSE INTERNATIONAL CORP. AS NON-OPERATOR.

The area of mutual interest is comprised of the following lands located in Matagorda County, Texas and depicted on the plat attached:

State Tracts 436-S, 437-S, 447-S, 448-S, 449-S, 450-S, 451-S, 452-S, 462-S, 463-S, 464-S and 466-S, Gulf of Mexico

State Tracts 79 and 80, Matagorda Bay

That portion of the Benjamin Wightman Survey, A-100, lying East of the extension of the westerly boundary line of State Tract 80, Matagorda Bay

R. Graves Survey, A-551

The portion of the A. B. Woodward Survey, A-406, lying South of a line that begins at the midpoint of the southwesterly line of the M. Wightman Survey, A-102, and runs parallel to the northwesterly line of the Wightman Survey to a point in the southwesterly line of the Woodward Survey

The portion of the M. Wightman Survey, A-102, lying South of a line that begins at the midpoint of the southwesterly line of the Wightman Survey and runs parallel to its northwesterly line to a point in its northeasterly boundary

The portion of the M. D. Pierce (or Peiree) Survey, A-70, lying South of the extension of the line crossing the M. Wightman Survey, A-102, that is described above

The portion of the Wm. Baxter Survey, A-4, lying South of the extension of the line crossing the M. Wightman Survey, A-102, that is described above

The portion of the Wm. Kierans Survey, A-437, lying South of the extension of the line crossing the M. Wightman Survey, A-102, that is described above

John O'Brian Survey, A-443 Dennis Mead Survey, A-440 John Matthews Survey, A-356 Robt. Haley Survey, A-201 J. W. Rugeley Survey, A-542

COPAS - 1984 - ONSHORE Recommended by the Council of Petroleum Accountants Societies

EXHIBIT " C "

ATTACHED TO THAT CERTAIN OPERATING AGREEMENT DATED MARCH 1, 2004, BETWEEN CENTURY RESOURCES, INC., AS OPERATOR AND AQUATIC CELLULOSE INTERNATIONAL CORP. AS NON-OPERATOR.

ACCOUNTING PROCEDURE
JOINT OPERATION
I. GENERAL PROVISIONS

1. Definitions
"Joint Property" shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached. "Joint Operations" shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.
"Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.
"Operator" shall mean the party designated to conduct the Joint Operations.
"Non-Operators" shall mean the Parties to this agreement other than the Operator.
"Parties" shall mean Operator and Non-Operators.
"First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.
"Technical Employees" shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.
"Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's employees.
"Material" shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.
"Controllable Material" shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council of Petroleum Accountants Societies.

2. Statement and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3. Advances and Payments by Non-Operators

A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month's operation upon receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

B. Each Non-Operator shall pay its proportion of all bills within thirty (30) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at theprime rate in effect at Chase Bank, Houston, Texas on the first day of the moth in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.

4. Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

 COPYRIGHT® 1985 by the Council of Petroleum Accountants Societies

 . Audits

A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report. 6. Approval By Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

II. DIRECT CHARGES Operator shall charge the Joint Account with the following items:

1. Ecological and Environmental

Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

2. Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations. 3. Labor

A. (1) Salaries and wages of Operator's field employees or consultants directly employed on the Joint Property in the conduct of Joint Operations.

(2) Salaries of First Level Supervisors in the field.

(3) Salaries and wages of Technical Employees or consultants directly employed on the Joint' Property if such charges are excluded from the overhead rates.

(4) Salaries and wages of Technical Employees or consultants either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from the overhead rates.

B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II. Such costs under this Paragraph 3B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience

D. Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II.

4. Employee Benefits

C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable Operator's costs chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

to

Operator's current costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator's actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

5. Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the. Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6. Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A. If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties

2
 B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking costs is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7. Services

The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel not directly engaged in connection with the operation of the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties.

8. Equipment and Facilities Furnished By Operator

A. Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed twelve percent (12%) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

B. In lieu of charges in paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property loss 20%. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

9. Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement. of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has bee received by Operator.

10. Legal Expense

Expense of handling, investigating and settling litigation or claims, title and regulatory work, discharging of liens, payment of judgements and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead

11. Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

12. Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker's Compensation and/or Employers Liability under the respective state's laws, Operator may, at its election, include the risk under its self-insurance program and in that event, Operator shall include a charge at Operator's cost not to exceed manual rates.

13. Abandonment and Reclamation

Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority. 14. Communications

Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the Joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.

15. Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section. II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations.

3

 1.

III. OVERHEAD

Overhead - Drilling and Producing Operations
i. As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:

(x )Fixed Rate Basis, Paragraph 1A, or ( ) Percentage Basis, Paragraph 1B

Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A, Section II. The costs and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered

ii. The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:

( ) shall be covered by the overhead rates, or (X) shall not be covered by the overhead rates.

iii. The salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

( ) shall be covered by the overhead rates, or (X) shall not be covered by the overhead rates.

A. Overhead - Fixed Rate Basis

(1) Operator shall charge the Joint Account at the following rates per well per month: Drilling Well Rate $ 6,000.00

Producing Well Rate. $ 700.00 (if multiple oil well field, new equitable rate may need to be negotiated) (2) Application of Overhead - Fixed Rate Basis shall be as follows:

(a) Drilling Well Rate

(1)

Charges for drilling wells shall begin on the date the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.

(2) Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall' be applied for the period from date workover operations, with rig or other unites used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(b) Producing Well Rates

(1) An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

(2) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

(3) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

(4) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

(5)

(3) The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

4

 Overhead - Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of $ 25,000.00

A.	5	% of total costs through $100,000, plus
B.	3	% of total costs in excess of $ 100,000 but less than $1,000,000, plus
C.	2	% of total costs in excess of $1,000,0000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

Catastrophe Overhead

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account. or shall charge the Joint Account for overhead based on the following rates:

A. % of total costs through $100,000, plu
B. % of total costs in excess of $100,000 but lc= than $1,000,000, plu
C. % of total costs in excess of $1,000,0000.

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

Amendment of Rates

The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive

IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator's option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

. Purchases

Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

Transfers and Dispositions

Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

A. New Material (Condition A)

(1)

Tubular Goods Other than Line Pipe

(a) Tubular goods, sized 28 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used, Freight charges for tubing will be calculated from Lorain, Ohio, and casing from Youngstown, Ohio

(c) Special end finish tubular goods shall be priced at the lowest published out-of-stock rice, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.

(d) Macaroni tubing (size less than 28 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

(b)

For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.

 (2) Line Pipe

 (a) Line pipe movements (except size 24 inch OD and larger with walls % inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(b) Line pipe movements (except size 24 inch OD and larger with walls % and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(c) Line pipe 24 inch OD and over and 3/a inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving p point nearest the Joint Property.

(d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price. lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

(3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

(4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(1) and (2).

B. Good Used Material (Condition B)

Material in sound and serviceable condition and suitable for reuse without reconditioning: (1) Material moved to the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A. (2) Material used on and moved from the Joint Property

(a) At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material, or

(b) At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material.

(3) Material not used on and moved from the Joint Property

At seventy-five percent (75%) of current new price as determined by Paragraph A. C. Other Used Material

(1) Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The costs of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

(2) Condition D

Material, excluding junk, no longg suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D. Material under procedures normally used by Operator without prior approval of Non-Operators.

(a) Casing, tubing, or drill pipe used al line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

(b) Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non upset basis.

(3) Condition E

Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

D. Obsolete Material

Material which is serviceable and useable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specifically priced as agreed to by the Parties. Such price should  result in the Joint Account being charged with the value of the service rendered by such Material.

E. Pricing Conditions

(1) Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five cents (25^) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Counci of Petroleum Accountants Societies.

(2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new material.

3. Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior. to billing Non-Operators for such material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4. Warranty of Material Furnished By Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material. 1. Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2. Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages due to lack of reasonable diligence.

3. Special Inventories

Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4. Expense of Conducting Inventories

A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to -change of Operator shall be charged to the Joint Account.

 EXHIBIT "D"

OPERATOR, during the term of this Agreement, shall carry Workmen's Compensation Insurance as contemplated by the laws of the state in which operations will be conducted, and Employers' Liability Insurance with limits of $500,000 per employee, and $500,000 per accident for the benefit and at the expense of the parties.

OPERATOR shall require contractors and subcontractors performing work for the joint account to provide such insurance as deemed necessary by OPERATOR in relation to the work to be performed by said contractors or subcontractors.

Liability, except that covered by the above specified insurances against any of the parties hereto for damages to property of third persons or injury to or death of third persons arising out of the joint operations, including expenses incurred in defending claims or actions asserting liability of this character, shall be borne severally and not jointly by the parties hereto in proportion to their respective undivided interests in the joint operation. Any party hereto individually may acquire such additional' insurance as it desires to protect itself against any liability not covered by the above specified insurances at its own cost. All insurance purchased individually by a party to this agreement shall. contain a waiver by the insurance company of all rights of subrogation in favor of the parties to this agreement.

No other insurances shall be carried by OPERATOR for the joint account unless mutually agreed to by the parties hereto. All losses not covered by the above specified insurances shall be borne by the parties in proportion to their interest in the venture at the time of any loss.

Inasmuch as OPERATOR has agreed with each party to this agreement to acquire, construct, operate and maintain the joint account operations on a cost basis without profit to OPERATOR, each such party hereby releases from all claims for loss by or damage to, such party arising out of, in connection with, or as an incident to, any act or omission, including negligence (but excluding gross negligence, willful mis-conduct, or intentional breach of any provisions of the operating agreement) of OPERATOR or, to the extent of OPERATOR's legal liability, its employees, agents or contractors, in acquiring, operating or maintaining the joint account; provided this release shall not apply to OPERATOR's pro-rata share of the cost and expenses as otherwise provided in this agreement. The obligations of each party under this agreement are several and not joint with any other party hereto.

OPERATOR shall promptly notify non-operators of any loss, damage or claim not covered by insurance carried by OPERATOR for the joint account.

 EXHIBIT "E"

Attached to and made a part of that certain Operating Agreement GAS STORAGE AND BALANCING AGREEMENT

This Gas Storage and Balancing Agreement shall be considered a separate and distinct agreement for each well completion. The intent of this agreement in to permit the parties as much flexibility as possible in meeting the demands of their respective purchasers, yet enable each party to receive its share, according to its proportionate ownership interest, of all gas produced from each completion under the Operating Agreement, or, if depletion or abandonment has occurred, to receive an appropriate cash settlement.

From and after the date of initial gas delivery, when, for any reason, a party cannot take or deliver its full share of the gas produced, any other party shall have the right to take or deliver to a purchaser all or a part of the gas not taken by such party.

II. A party who takes or delivers to its purchaser less than its full share of the gas produced shall be credited with gas in storage equal to its full share of gas produced, less its share of gas used in operations, vented or lost, and less that portion of gas, if any, such party took or delivered to its purchaser. The Operator shall maintain a gas production and balancing account. It will deliver to each party a written report, by the last day of a month for the immediately preceding month on a monthly basis showing the gas taken or delivered by each party, each party's respective ownership interest in the total gas produced, the amount of overproduction attributable to each party, the amount of gas credited to storage for each party, and the corresponding cumulative balancing position between the parties. The Operator will furnish each party monthly statements showing the total quantity of gas produced, the amount used in operations, vented or loss, the total quantity of gas delivered to each purchaser by each party, and the monthly and cumulative gas balancing position of each party.

III. Ill. After thirty (30) days prior notice between the parties, any party shall have the right to take or deliver to a purchaser its full share of the gas produced, less its share of gas used in operations, ventedor lost. In addition, to permit the recovery of gas in storage so that the gas production can be brought into balance as between the parties according to each party's proportionate ownership interest, an underproduced party, that is, a party credited with gas in storage, shall be entitled to take or deliver to its purchaser in addition to its. share, an amount of gas, not exceeding the amount of its gas in storage, up to fifty percent (50%) of the share of gas production of each overproduced party, that is, a party which has taken more than its share of gas produced. from the well. If more than one underproduced party in entitled to take gas from one or more overproduced parties, the underproduced parties shall divide the production they take, according to their respective working ownership interests in the applicable well, so that the share of any overproduced party is not reduced by more than fifty percent (50%). Gas production in excess of a party's working interest percentage taken in order to makeup prior underproduction shall be credited first to the oldest underproduced volumes. Nothing herein shall require the Operator to produce any well at a rate in excess of the allowable, if any, established for that well, or at a rate in excess of that which the Operator deems prudent. An underproduced party shall not be permitted to produce its gas in storage in the months of November, December, January, July or August.

IV. If at the plugging and abandonment of a well as to which an imbalance exists the overproduced party(ies) fail to furnish make-up gas from another mutually agreeable source, they shall promptly make monetary settlement of the imbalance by payment to the Operator for the account of the party(ies) underproduced for the production, based on the price per Mcf the overproduced partys(ies) actually received for the overproduced gas. The price used for the above calculation shall be the overproduced partys(ies) bona fide collected gas sales price(s) received for the overproduction less royalties, severance, and other production taxes which have been paid with respect to such overproduction. If any portion of the monies collected by the overproduced party(ies) are subject to refund upon order of any government authority , the overproduced party(ies) shall withhold such amounts subject to refund until prices are fully approved by such government authority , unless the underproduced party(ies) furnish a corporate undertaking agreeing to hold the overproduced party(ies) harmless from financial loss due to action by such government authority . Each of the parties agree to maintain complete records as to the volumes of gas it sold and the price received so that the above computations can he made. The Operator shall distribute the payments made to it to the underproduced party(ies) entitled thereto in the proportion that each party's underproduction bears to the total underproduction. It is understood, however, that the Operator is entitled to and shall rely on the statements made to it, and shall have no liability with respect to the correctness of the funds received by it.

V. All references to "gas" or "gas production" shall be understood to mean gas sold or available to, be sold at the wellhead. All references to "price" shall mean the price set forth in the applicable gas sales contract, except as such may be limited by applicable regulations. Royalties and taxes shall be paid by each party as such may be due on production taken by such party; provided, however, should the Operating Agreement require the Operator to remit all royalties or taxes, the Operator shall do so, each party being obligated to advance or reimburse Operator the amount of all royalties or taxes payable on production taken by such party. Operator shall furnish to each Non-Operator for each production month a statement showing the royalties and taxes paid, if any, by the Operator for the account of the Non-Operator. Each party shall be obligated to pay its working interest share of all costs and liabilities incurred under the Operating Agreement, except as otherwise provided to the contrary in regard to Non-Consent operations in the Operating Agreement. Each party will be separately responsible for all overriding royalty and any other burdens for which that party is solely responsible. Nothing herein shall be construed so as to deny to any party the right, from time to time, to produce and take or deliver to its purchaser the entire allowable gas production from one or more wells for a period not to exceed seventy-two hours if necessary to meet the deliverability tests required by its purchaser. All provisions herein referring to a party's leasehold interest as the basis of its right to share in gas shall be subject to Non-Consent provisions of the Operating Agreement.

VI. This Agreement shall not apply to condensate and other liquid hydrocarbons recovered by field separation. They shall be owned pursuant to terms of the Operating Agreement according to each party's respective ownership interest.

VII. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, successor, legal representatives and assigns; provided, however, that in the event an overproduced party assigns or conveys its interest in the Unit Area, such overproduced party shall not be relieved of its obligations respecting cash settlement and shall nevertheless remain liable in solido with its assignee for any cash settlement which may be required under this Agreement. It is further provided that, in the event an overproduced party assigns or conveys its interest in the Unit Area, such overproduced party shall at the election of the underproduced party or parties, either (1) make a cash settlement to the underproduced party or parties an hereinabove provided or (2) cause a letter of credit or other security satisfactory to the underproduced party or parties to be furnished guaranteeing that the cash settlement obligations which will arise upon depletion shall be satisfied.

VIII. If any party enters into a gas purchase contract or other agreement for the separate sale or other disposition of gas attributable to its percentage ownership in any well, it must make the right of its purchaser or other recipient to receive gas under that agreement subordinate to the right of any underproduced party under this Agreement to take in kind excess volumes of ga pursuant to Article III above.

IX. Each party indemnifies and agrees to hold harmless all other parties hereto against all liability for claims that may be asserted against them by third persons arising out of the indemnifying party's conduct with respect to its separate sale or other disposition of gas.

This Agreement shall remain in effect for so long as there remains any well on the operated properties which have commercially producible gas, and for so long beyond such time as is reasonably necessary to permit the Operator to adjust all accounts, to remit all payments due for royalties and taxes, and to provide all parties with the statements required hereunder for and through the last production month of the well last producing.

XI. If any provision of the Agreement conflicts with any provision of the Operating Agreement or of any other Agreement between the parties hereto or their predecessors regarding the disposition of production from the Operating properties, the provision of this Agreement shall prevail

2

APPENDIX D

SETTLEMENT AGREEMENT

Between

Aquatic Cellulose International Corporation

&

Legacy Systems Corporation

&

Gary J. Ackles

[OFFICIAL DOCUMENT]

(Section reserved for initial of signatories: [ ] [ ] [ ] [ ] )                                                   ©Aquatic Cellulose International Corp. Pg 1 of 3
D-1

SETTLEMENT AGEEMENT
JULY 10th, 2004

THIS MEMORANDUM OF UNDERSTANDING MADE this _____ day of ________ 2004.

1.	PARTIES TO THIS AGREEMENT

1.1.	The following entities will hereinafter be referred to collectively as the “Parties”.

1.2.
Aquatic Cellulose International Corporation, hereinafter referred to as “Aquatic”, is a publicly traded company incorporated under the laws of the state of Nevada of the United States of America and traded on the “Pink Sheets”, trading symbol AQCI, the Chairman and CEO being Mr. Sheridan B. Westgarde, a resident of Vernon, British Columbia Canada.

1.3.
Legacy Systems Corporation, hereinafter referred to as “Legacy”, is a 100% privately owned company and incorporated under the laws of the state of Nevada of the United States of America, the Owner and President being Mr. Gary J. Ackles a resident of Vernon British Columbia Canada.

1.3.1. Gary J. Ackles, hereinafter referred to as “Ackles”, is an individual residing in the city of Vernon British Columbia Canada.

2.	SCOPE OF THIS AGREEMENT

2.1.	This document is the primary instrument for establishing the particulars regarding;

2.1.1.	The settlement of all outstanding debt owed to Ackles for unpaid wages, licensing fees and stock returned to treasury totaling $555,889[US].
2.1.2.	The settlement of note owed to Legacy by Aquatic totaling $44,000 and ownership of the ATH mechanical assembly built and stored at Beaver Manufacturing Kamloops BC, Canada.

2.2.	It is here stated that the bodies of the respective board of directors and or principal parties of the respective parties have unanimously agreed to enter into this agreement.

2.3.	The terms of this settlement may only be amended in writing signed by all parties

3.	ATH MECHANICAL ASSEMBLY & $44,000 LOAN

3.1.
Legacy hereby exercises its right to forgo the $44,000 loan made to Aquatic in exchange for full unencumbered rights to the ATH mechanical assembly built and stored at Beaver Manufacturing Kamloops. Legacy hereby assumes all costs of storage and/or any outstanding liabilities associated.

4.	AMOUNTS DUE LEGACY PRE-CONSOLIDATED

4.1.	Aquatic agrees to relinquish all claims to the Aquatic Timber Harvesting Machine and Legacy to assume full unencumbered rights to the said equipment.

4.2.
Aquatic agrees to issue 40,000,000 pre-consolidated shares of the Company’s common stock in exchange for the forgiveness of the funds borrowed from Legacy Systems and $80,000 of amounts due to Legacy for un-paid licensing.

4.3.	Each disbursement order Legacy will assign full voting rights of all those shares to the Aquatic Board of Directors regardless of who they are dispersed too.

(Section reserved for initial of signatories: [ ] [ ] [ ] [ ] )                                                      ©Aquatic Cellulose International Corp. Pg 2 of 3
D-2

SETTLEMENT AGEEMENT
JULY 10th, 2004

5.	AMOUNTS DUE ACKLES POST-CONSOLIDATED

5.1.
Ackles and Aquatic hereby agree to a TOTAL SETTLEMENT AMOUNT DUE ACKLES TO BE $417,000, which will be converted into 13 percent of the issued and outstanding post-consolidated shares of the Company pending shareholder approval of the Proxy.

5.2.
Regarding the post-consolidated shares Ackles would be an affiliate of the Company bearing all the restrictions of affiliates according to the Securities and Exchange Act of 1933 as well as retain all rights associated with these shares.

5.3.
Ackles agrees to an alternative method of payment for the remaining $417,000 whereby should Aquatic chose to exercise this option, Aquatic can pay Ackles a cash payment of 130% of the value owed or $542,100 and Ackles will forgo all post-consolidated compensation as stated in item 5.1 above. Aquatic and Ackles agree that this option will be subject to this cash payment being made to Ackles before the anticipated consolidation.

5.4.	Ackles and Aquatic hereby agree that this agreement shall preclude all other agreements and that all other agreements, licensing, consulting or otherwise shall be rendered terminated.

6.	SIGNATORIES TO THIS AGREEMENT

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed the day and year first before written.

Gary J. Ackles,

Signature: /s/ Gary J. Ackles

Legacy Systems Corporation,

Signature: /s/ Gary J. Ackles

Aquatic Cellulose International Corporation,

Signature: /s/ Sheridan Westgarde
(Section reserved for initial of signatories: [ ] [ ] [ ] [ ] )                                                      ©Aquatic Cellulose International Corp. Pg 2 of 3
D-2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

(Mark One)
☒	ANNUAL REPORT PURSUANT SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934. For the fiscal year ended May 31, 2005.

☐	TRANSITION REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934. For the transition period from _______________ to _______________

Commission file number 0-27063

AQUATIC CELLULOSE INTERNATIONAL CORP.
(Name of small business issuer in its charter)

Nevada	82-0381904
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2504 - 43rd Street, Suite 5, Vernon, British Columbia, Canada	V1T 6L1
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone number, including area code: (250) 558-4216

Securities registered under 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Act:  Common Stock

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes  ☐  No ☒

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
(Check one): Yes ☐ No ☒

The issuer had net earnings for the fiscal year ended May 31, 2005 of $91,634.

The aggregate market value of the voting stock held by non-affiliates on May 31, 2005 was approximately $410,000 based on the average of the bid and asked prices of the issuer’s common stock in the over-the-counter market on such date as reported by the OTC Bulletin Board. As of October 18, 2005, 100,000,000 shares of the issuer’s common stock were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

PART I

ITEM 1.     DESCRIPTION OF BUSINESS

AQUATIC CELLULOSE INTERNATIONAL CORP. ("Aquatic") is a Nevada Corporation originally organized as Aquatic Cellulose Ltd. ("ACL") and was incorporated in March of 1996. Aquatic is an independent oil and gas investment, development and production company, engaged in the acquisition and development of crude oil and natural gas reserves and production principally in the state of Texas of the United States.

Located in Vernon, British Columbia, Canada, Aquatic Cellulose International was originally organized as a forest-based company focusing on accessing and recovering submerged timber. Aquatic’s principal activity was the procurement of contracts for the salvage and harvest of submerged timber and the sale of lumber derived from such timber. In March of 2003, new management decided on the new business direction in Oil and Gas due to continued losses from operations and lack of progress in underwater wood project development.

Aquatic plans to grow its business by investing in acquisitions, development, and production and sale of natural gas and crude oil. Aquatic plans to further expand its investments and cash flow by capitalizing on modern technological developments in the area of oil and gas production development. New technology since the development of the computer industry has allowed for better identification of by-passed reserves in previously discovered oil and gas fields. Geological analysis using “Direct Hydrocarbon Indicator” (DHI) tools and methods, as well as improved 3D seismic data processing have been successfully used to enhance and revitalize previously developed and currently developed oil and gas producing sites.

Aquatic’s overall goal is to maximize corporate value through profitable growth in our oil and gas reserves. This will be achieved through balanced portfolio consisting of;
•	Development of existing production wells.
•	Application of new technology to historically producing reservoirs targeting significant by-passed reserves.
•	Acquisitions of producing reserves.
•	Acquisitions of working production interests and royalties.

OIL & GAS PROPERTY INTERESTS

- HAMILL LEASE - SOUTH SARGENT FIELD, MATAGORDA COUNTY, TEXAS:

On March of 2004, the Company acquired from Century Resources Inc. (Century has since become a wholly owned subsidiary of the publicly traded company New Century Energy Corp and is herein referred to as “Century”), retroactive to March 1, 2004, a 20 percent ownership position and a 16 percent net revenue interest in the Hamill Lease, a 3,645 acre natural gas producing property located in the South Sargent Field, Matagorda County, Texas. The purchase was made on the basis of the property having existing production and revenues as compared to an exploration property with no production. Thus, the Company agreed to assume an increased percentage of the costs for a lesser percentage of the revenue on a 1/3 to 1/4 ratio, resulting in the 20 percent ownership stake and 16 percent net revenue interest before royalty expense. The company’s agreement with Century included an exclusive, optional, “New Project and Exploration Drilling Participation” agreement. This aspect of the agreement had three successive one-year terms, with the Company holding the exclusive option on each year.

Effective January 1, 2005, the exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century was modified, wherein, both, the Company’s three successive one year term options for participation on all Century deals and Century’s 15% ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company.

At the time of this acquisition there were two producing wells, the Hamill #2 and Hamill #19. In March 2004, recompletion work was done on a shut-in well on the lease, Hamill #10 and established production in the 3,345' sand. One of the original producing wells acquired, the Hamill #19 ceased flowing gas after producing 615 MMCF of gas from the original completion at 3,917', in May 2004. This Hamill #19 well was recompleted in July 2004, in a sand at 4,324 feet and this sand produced 107 MMCF of gas until it was depleted in October 2004. The Hamill #19 is currently shut-in, while the well and seismic data are being further evaluated for possible recompletion.

The 3645-acre Hamill Lease is secured by the property’s natural gas production from three of the seven existing wells; Hamill #10, Hamill #14 and Hamill #17., with daily production in excess of approximately 500 MCF of gas per day, (MCFGPD) however, the Company can give no assurances that the wells will continue to produce at this rate, if at all. With a regulatory well spacing requirement of 40 acres per well the property has wells spanning approximately 300 acres with the remaining 3,345 acres largely available for drilling of new wells. The property has historically produced natural gas from multiple stacked pay sands supported by a 10 square mile area of mutual interest.

The Hamill Lease development benefits from a license to a 10 square mile 3-D seismic survey ("3-D") that was acquired by Century. This 3-D seismic survey is currently being used by Century in the development planning of the property and new drilling locations have already been identified for drilling in 2005 and 2006. The process of interpreting the 3-D data will be an ongoing, with results from any new wells being integrated into the interpretation.

During January 2005, work over operations were commenced on the Hamill #17 well which had been shut-in since 2001, by the previous owner and operator. The wellhead and surface equipment were replaced and remedial operations commenced to drill out and remove various cement and cast iron bridge plugs set inside the well casing by previous operators. The well bore was cleaned out to a depth of 4,500 feet, and tests were run in the well to evaluate potential productive sands in this well. In March 2005, the Hamill #17 well was recompleted in a stray sand at 4230 feet; and is currently producing gas at the rate of 260 MCF per day on a 7/64" choke with a flowing tubing pressure of 980 pounds per square inch ("psi"). Additional probable and proven behind pipe gas sands have been identified in the Hamill #17 well for future recompletion attempts, if/when the current completion at 4,230 feet depletes.

(Subsequent Event) - During June 2005, work over operations commenced on the Hamill #14 well, which had been shut-in since 2001. The wellhead and surface equipment were repaired and remedial operations commenced to drill out and remove a number of cement and cast iron bridge plugs set inside the well casing by previous operators. The well bore was cleaned out to a depth of 5,905 feet and tests were run in the well to evaluate potential productive sands in this well. In July 2005 , the Hamill #14 was recompleted in a sand at 4,209 feet at the rate of 250 MCF of gas per day on a 8/64" choke with flowing tubing pressure of 1000 pounds per square inch. Additional probable and proven behind pipe gas sands have been identified in the Hamill #14 well for future recompletion attempts, when the current completion at 4,209 feet depletes.

(Subsequent Event) - During July 2005, work over operations commenced on the Hamill #10 well after the well ceased producing gas earlier in the month. Remedial operations commenced to drill out and remove a number of cement and cast iron bridge plugs set inside the well casing by previous operators. The well bore was cleaned out to a depth of 3,515 feet but encountered collapsed casing at this depth. The bottom section of the well bore was plugged off and tests were run in the well to evaluate potential productive sands in this well above 3,515 feet. In August 2005, the Hamill #10 was recompleted in a stray sand at 3,032 feet at the rate of approximately 100 MCF of gas per day on a 8/6 inch choke with flowing tubing pressure of 800 pounds per square inch. Additional probable and proven behind pipe gas sands have been identified in the Hamill #10 well for future recompletions attempts, when the current completion at 3,032 feet depletes.

(Subsequent Event) - We have commenced work over operations on the Hamill #2 well bore in August 2005, and a workover rig has been committed to this project and is on location.

- PRADO FIELD LEASES, JIM HOGG COUNTY, TEXAS:

During July, 2004, the Company’s, through its original New Project Joint Participation agreement with Century of Houston Texas, acquired a 50 percent interest in a 1,400-acre property lease in the Prado oil field, and located in Jim Hogg County Texas, with the remaining 50 percent owned by Century. This lease has 20 existing wells that were originally produced in the 1960’s. The Prado Field produces oil and gas from the down dip margin of the Jackson-Yegua barrier/sandplain sandstone play. Although most Jackson fields were discovered in the 1920’s and 1930’s Prado Field was discovered in 1956, late in the exploration history of the Jackson group. The field has had extensive development, producing from the late 1950’s and early 1960’s a cumulative 23 million barrels of oil and greater than 32 billion cubic feet of natural gas. The Company has detailed studies pertaining to this field that show strong potential for development of significant by-passed reserves of both oil and natural gas.

On April 26, 2005, the Company, together with Century, entered into a Development Agreement with Shengkang Energy International, Inc. (now doing business as Strong Petroleum Group, Inc. a Texas corporation hereinafter "Strong") to invest and participate in the re-development of the Company and Century's Prado field interests. This agreement was subject to receiving consent from the lessor for an anticipated future partial assignment, which was received on May 11, 2005. The Development Agreement calls for Strong to invest at least $2.0 million in the initial work program in 2005 and to pay a signing bonus to the Company and Century. Strong will pay all of the initial work program expenditures while providing the Company and Century a 12.5% carried working interest. Strong paid Century a $25,000 deposit towards the project on April 7, 2005 and on May 12, 2005 Strong paid Century the balance due under this Development Agreement of $200,000. Century promptly distributed 50% of the total aggregate of the payments made by Strong to the Company. The Development Agreement also provides for, on a pro-rata basis, the Company and Century to have a one time option to elect to convert the 12.5% carried working interest to a 33 1/3% cost bearing working interest following the completion of the initial work program by Strong. If elected, the Company and Century will reimburse Strong for their pro-rata percentage share of any increase in ownership greater than the 12.5% up to the 33.333% of the initial $2.0 million expenditures.

(Subsequent Event) - BROOKSHIRE DOME FIELD AREA:

In June of 2005, the Company purchased a 50% working interest in a 26 lease program in Waller County in the area of the Brookshire Dome Field. This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. The Company commenced drilling activities on the first well on June 15, 2005 and the well was temporarily plugged and abandoned at a depth of 5,200 feet on June 27, 2005. A prognosis is being developed to deepen this wellbore to 7,500 feet to explore for a deeper potential target. Depending on the availability of a suitable drilling rig this operation may start as early as the second or third quarter of 2005. As an alternative, a new shallow test may be proposed on the west side of the acreage to test a shallower potential target.

RISK FACTORS OF THE OIL AND GAS INDUSTRY

Volatile Oil and Gas Prices Can Materially Affect The Company.

The Company's future financial condition and results of operations will depend upon the prices received for the Company's oil and natural gas production and the costs of acquiring, finding, developing and producing reserves. Prices for oil and natural gas are subject to fluctuations in response to relatively minor changes in supply, market uncertainty and a variety of additional factors that are beyond the control of the Company. These factors include worldwide political instability (especially in the Middle East and other oil-producing regions), the foreign supply of oil and gas, the price of foreign imports, the level of drilling activity, the level of consumer product demand, government regulations and taxes, the price and availability of alternative fuels and the overall economic environment. A substantial or extended decline in oil and gas prices would have a material adverse effect on the Company's financial position, results of operations, quantities of oil and gas that may be economically produced, and access to capital. Oil and natural gas prices have historically been and are likely to continue to be volatile. This volatility makes it difficult to estimate with precision the value of producing properties in acquisitions and to budget and project the return on development projects involving the Company's oil and gas properties. In addition, unusually volatile prices often disrupt the market for oil and gas properties, as buyers and sellers have more difficulty agreeing on the purchase price of properties.

Uncertainty in Calculating Reserves; Rates of Production; Development Expenditures;  Cash Flows:

There are numerous uncertainties inherent in estimating quantities of oil and natural gas reserves of any category and in projecting future rates of production and timing of development expenditures, which underlie the reserve estimates, including many factors beyond the Company's control. Reserve data represent only estimates. In addition, the estimates of future net cash flows from the Company's proved reserves and their present value are based upon various assumptions about future production levels, prices and costs that may prove to be incorrect over time. Any significant variance from the assumptions could result in the actual quantity of the Company's reserves and future net cash flows from them being materially different from the estimates. In addition, the Company's estimated reserves may be subject to downward or upward revision based upon production history, results of future development, prevailing oil and gas prices, operating and development costs and other factors.

Oil and Gas Operations Involve Substantial Costs and Are Subject to Various Economic Risks:

The oil and gas operations of the Company are subject to the economic risks typically associated with development and production activities, including the necessity of significant expenditures to locate and acquire producing properties and to drill exploratory wells. In conducting development activities, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause the Company’s development and production activities to be unsuccessful. This could result in a total loss of the Company’s investment. In addition, the cost and timing of drilling, completing and operating wells is often uncertain.

Significant Capital Requirements:

The Company must make a substantial amount of capital expenditures for the acquisition, and development of oil and gas reserves. To date, the Company has paid for acquisitions and expenditures with cash from the issuance of debt, convertible notes and operating activities. The Company's revenues or cash flows could be reduced because of lower oil and gas prices or for some other reason. If the Company's revenues or cash flows decrease, it may not have the funds available to replace its reserves or to maintain production at current levels. If this occurs, it would reduce production over time. Other sources of financing may not be available if the Company's cash flows from operations are not sufficient to fund its capital expenditure requirements. Where the Company is not the majority owner or operator of an oil and gas project, it may have no control over the timing or amount of capital expenditures associated with the particular project. If the Company cannot fund its capital expenditures, its interests in some projects may be reduced or forfeited.

Costs Incurred To Conform to Government Regulation of the Oil and Gas Industry.

Costs incurred due to changes at the federal or state level of the oil and natural gas regulatory environment could adversely affect the Company’s ability to conduct business.

Costs Incurred Related to Environmental Matters.

The Company, as a part owner or lessee of oil and gas properties, is subject to various federal, state and local laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution clean-up resulting from operations, subject the lessee to liability for pollution damages, and require suspension or cessation of operations in affected areas.

The Company is not aware of any environmental claims existing as of September 29, 2004, which would have a material impact upon the Company's financial position or results of operations.

Development hazards:

Production development of oil and natural gas can be hazardous, involving unforeseen occurrences such as blowouts, cratering, fires and loss of well control, which can result in damage to or destruction of wells or equipment, injury to persons, loss of life, or damage to property or the environment.

General Economic Conditions:

Virtually all of the Company's operations are subject to the risks and uncertainties of adverse changes in general economic conditions, the outcome of pending and/or potential legal or regulatory proceedings, changes in environmental, tax, labor and other laws and regulations to which the Company is subject, and the condition of the capital markets utilized by the Company to finance its operations.

Seasonality of Business

Weather conditions affect the demand for and prices of natural gas and can also delay drilling activities, disrupting our overall business plans. Demand for natural gas is typically higher in the second and third quarters due to increased heating demands resulting in higher natural gas prices. Due to these seasonal fluctuations, results of operations for individual quarterly periods may not be indicative of results that would be realized on an annual basis.

Competitive Conditions in the Business

The petroleum and natural gas industry is highly competitive and we compete with a substantial number of other companies that have greater resources, such as, GulfWest Energy Inc. and TransTexas Gas Corp. Many such companies, not only explore, produce and market petroleum and natural gas but also carry on refining operations and market the resultant products on a worldwide basis. There is also competition between petroleum and natural gas producers and other industries producing energy and fuel. Furthermore, competitive conditions may be substantially affected by various forms of energy legislation and/or regulation considered from time to time by the governments (and/or agencies thereof) of the United States and Canada; however, it is not possible to predict the nature of any such legislation and/or regulation which may ultimately be adopted or its effects upon our future operations. Such laws and regulations may, however, substantially increase the costs of exploring for, developing or producing oil and gas and may prevent or delay the commencement or continuation of a given operation. The exact effect of these risk factors cannot be accurately predicted.

Distribution

Aquatic sells its production through contracts with existing pipeline operating companies and crude oil brokers. Due to the consistent demand for domestic energy as well as the maturity of the industry, Aquatic is able to achieve 100 percent sales of its production and have little to no difficulty in renewing distribution contracts as required.

IMPORTANT EVENTS AND INCLUDING EVENTS SUBSEQUENT TO MAY 31, 2005

General Business

•
On February 28th, 2003 AQCI cancelled the arrangement regarding the planned purchase of the fleet of Boats owned by Raymond Lefebvre. The Company has had difficulty in retrieving the original restricted share certificates due to the death of Mr. Raymond Lefebvre. As of May 31, 2004, the Company has received from the executor of Mr. Lefebvre’s estate a letter informing the Company that they are unable to return the original stock certificates due to their being lost or destroyed and instructions to the Company’s transfer agent to cancel the certificates. The Company is moving ahead with the cancellation of the original stock certificates with the transfer agent.

•
During July 2004, the Company entered into a agreement to exchange amounts due to Sheridan Westgarde, as well as stock compensation due Mr. Westgarde under the current consulting agreement, for a 27 percent common share equity position in the Company post-restructuring and pending shareholders approval of the Proxy. As a director of the Company, Mr. Westgarde shares would be affiliate status and bearing all restrictions according to affiliates as stated in the Securities and Exchange Act of 1933.

•
During July 2004, the Company entered into an agreement with Gary Ackles, former Company CEO and Legacy Systems, a company controlled by Ackles, to settle amounts currently owed to both Ackles and Legacy (Note 9). The agreement requires the Company to return the Aquatic Timber Harvesting Equipment (Note 5) and issue 40,000,000 pre-restructured shares of the Company’s common stock in exchange for, forgiveness of the $44,000 borrowed from Legacy (Note 9) and the $80,000 due Legacy in un-paid licensing fees (Note 9). The remaining amount due G. Ackles of $417,000 will be converted into 13 percent of the issued and outstanding post-restructured shares of the Company pending shareholder approval of the Proxy. The agreement stipulates that Mr. Ackles would be an affiliate of the Company bearing all the restrictions of Affiliates according to the Securities and Exchange Act of 1933.

•
(Subsequent Event) - During September 2005, the Company plans to file an amended Preliminary 14/A filing with the Securities and Exchange Commission, wherein, the Company will announce its intention to seek shareholder approval for an increase in the authorized shares to 3,000,000,000 shares. Additionally, the Company will seek approval to perform a reverse split on the issued and outstanding shares of the Company by a maximum factor of 750:1.

Corporate Finance

•
During December 2003, the Company entered into an agreement whereby, the repayment of the outstanding debentures is intended to be made by an Equity Line of Credit instrument negotiated between the convertible debenture holders and the Company. Based on this arrangement, the Company and the convertible debenture holders further agreed to an additional funding of $900,000. While these new funds are secured as a convertible debt, the repayment is intended to be managed through the Equity Line of Credit. The Company signed a $100,000 convertible promissory note as an advance on the $900,000 and paid $80,000 as a deposit to acquire the Hamill Lease and Options.

•	During March 2004, the Company completed the issuance of $900,000 in convertible debentures and warrants to acquire a working interest in Hamill Lease and pay a portion of outstanding consulting fees.

•
During July 2004, the Company received short term loans from Sheridan Westgarde, the Company’s CEO, Lonnie Hayward, consultant, and Robert Marchand in an amount aggregating $42,000 which was used, along with Company’s available cash, to fund the purchase of the 50 percent working interest in the Prado Field lease. The Company agreed to repay the loan amount borrowed once funding becomes available and agreed to pay an additional 20 percent of the amount borrowed over the next 12 months. Following the closing of the $250,000 convertible debentures in August 2004, Mr. Westgarde and Mr. Hayward were repaid their principal amounts plus 10 percent, while Mr. Marchand declined repayment in favor of re-investing his principal and proceeds with the Company. The remaining 10 percent will be paid within the next 10 months. As of fiscal year ended May 31, 2005 the remaining 10 percent has not been paid.

•	During August 2004, the Company issued $250,000 in convertible debentures and warrants to acquire a working interest in Prado and pay a portion of outstanding consulting fees as of May 31, 2004.

•
(Subsequent Event) - In June of 2005, the Company entered into a working capital loan agreement with United Business Associates (“UBA”), a company partly owned by the Company’s current CEO Sheridan Westgarde and Company consultant Lonnie Hayward. In the terms of the agreement UBA will provide the Company $200,000 in working capital that will be secured as a convertible note, convertible to the Company’s common stock. Additionally, UBA will be granted a 5 percent non-cost bearing over-ride on revenues generated by certain new project developments of the Company.

•
(Subsequent Event) - In June of 2005, the Company agreed to an amendment to the convertible debentures dated March 19, 2004 having a total aggregate of $900,000. The agreement amends the applicable percentage of discount from 60 to 70 percent.

Property Acquisition, Sale and Development

Hamill Lease

•
Effective March 1, 2004, the Company acquired a 20 percent ownership position and a 16 percent net revenue interest in the Hamill lease, a 3,645-acre natural gas producing property located in Matagorda County, Texas, pursuant to an agreement with Century Resources Inc (Century has since become a wholly owned subsidiary of the publicly traded company New Century Energy Corp and is herein referred to as “Century”). The purchase was made on the basis of the property having existing production and revenues as compared to an exploration property with no production. Thus, the Company agreed to assume an increased percentage of the costs for a lesser percentage of the revenue on a 1/3 to 1/4 ratio, resulting in the 20 percent ownership stake and 16 percent net revenue interest before royalty expense. The agreement also includes an exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century, which has three successive one-year terms, with the Company holding the exclusive option on each year. The cost of this acquisition and exclusive optional participation agreement was $580,000 and a 15 percent ownership stake in the Company. The Company is currently in the process of conducting a special meeting of shareholders to seek proxy approval to meet this 15 percent ownership commitment

•
Effective January 1, 2005, the exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century was modified, wherein, both, the Company’s three successive one year term options for participation on all Century deals and Century’s 15% ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company.

•
Effective March 1, 2004, the Company has a Lease Operating Agreement in place with Century. The operating agreement outlines the various responsibilities of both the Company and Century in regards to the management and operations of Hamill Lease.

Prado Field

•
During July 2004, the Company, together with Century, completed an acquisition of an approximately 1,400 acre lease in the Prado Oil Field (Prado), located in Jim Hogg County Texas. The total purchase price for this acquisition was $140,000, of which the Company’s 50 percent ownership position and 45 percent net-revenue interest was $70,000. This lease has 20 existing wells that were originally produced in the 1960’s 2 of which are still producing approximately 30 Barrels of oil per day. In cooperation with Century, the Company is planning to develop bypassed oil reserves as well as undeveloped natural gas reserves. The Company is awaiting the completion of 3D seismic processing that will be the basis for future development plans.

•
On April 26, 2005, the Company, together with Century, entered into a Development Agreement with Shengkang Energy International, Inc. (now doing business as Strong Petroleum Group, Inc. a Texas corporation hereinafter "Strong") to invest and participate in the re-development of the Company and Century's Prado field interests. This agreement was subject to receiving consent from the leassor for an anticipated future partial assignment, which was received on May 11, 2005. The Development Agreement calls for Strong to invest at least $2.0 million in the initial work program in 2005 and to pay a signing bonus to the Company and Century. Strong will pay all of the initial work program expenditures while providing the Company and Century a 12.5% carried working interest. Strong paid Century a $25,000 deposit towards the project on April 7, 2005 and on May 12, 2005 Strong paid Century the balance due under this Development Agreement of $200,000. Century promptly distributed 50% of the total aggregate of the payments made by Strong to the Company. The Development Agreement also provides for, on a pro-rata basis, the Company and Century to have a one time option to elect to convert the 12.5% carried working interest to a 33 1/3% cost bearing working interest following the completion of the initial work program by Strong. If elected, the Company and Century will reimburse Strong for their pro-rata percentage share of any increase in ownership greater than the 12.5% up to the 33.333% of the initial $2.0 million expenditures.

•
During July 2004, the Company entered into a preliminary agreement in principle to sell a portion of its working interest in the Prado field to Titan Consolidated Inc., a Nevada corporation. Should this agreement be consummated, Titan would be responsible for 40 percent of the development and operating costs while receiving 20 percent of the net revenue from all Prado production. The purchase price is $500,000, of which the Company received, in July 2004, $10,000 of a $50,000 non-refundable deposit. On October 15, 2004 the Company received from Titan an additional $30,000 of the $50,000 non-refundable deposit. Based on this payment the Company agreed to again extend the non-refundable deposit due date to November 15, 2004. As of February 28, 2005, the Company had not received from Titan the remaining amount due of the non-refundable deposit. Under the terms of the agreement the Company has no further obligations to Titan.

•
(Subsequent Event) - On June 1, 2005, 47,300,000 share certificates of Titan Oil and Gas (formerly Titan Consolidated Inc. and herein refereed to as “Titan”), were received by the Company. Titan represented that the shares were valued, and the Company agreed, at $460,000. These shares were issued to the Company as consideration for a 40 percent working interest in the Company’s Prado field interest. An agreement was also reached with Titan, whereby the Prado field property interest could be exchanged for a different property interest that the Company may elect to participate in in the future. At the time of this report the Company is finalizing the sale of the Titan shares to third parties for the conversion of the shares to cash.

Brookshire Dome

•
(Subsequent Event) - In June 2005 the Company used a $116,000 of loan proceeds for the purchase and initial test drilling of a 50% working interest in a 26 leases program in Waller County in the area of the Brookshire Dome Field. This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. The Company commenced drilling activities on the first well on June 15, 2005 and the well was temporarily plugged and abandoned at a depth of 5,200 feet on June 27, 2005. A prognosis is being developed to deepen this wellbore to 7,500 feet to explore for a deeper potential target. Depending on the availability of a suitable drilling rig this operation may start as early as the second or third quarter of 2005. As an alternative, a new shallow test may be proposed on the west side of the acreage to test a shallower potential target.

Consulting

•
During March 2004, the Company entered into a consulting agreement with Harvey Smith to provide oil and gas expertise. The consulting agreement, effective February 1, 2004, is for one year and provides for consulting fees of $2,000 cash and $2,000 worth of Company common stock. This contract expired February 1, 2005 and has not been renewed by the Company.

•
During March 2004, the Company entered into consulting agreement with Lonnie Hayward who specializes in assisting publicly held companies to find acquisition candidates and who was instrumental in the Company acquiring the working interest in the Hamill lease. The consulting agreement, effective December 15, 2004, is for one year and provides for consulting fees of $3,500 cash and $1,500 worth of Company common stock. As of fiscal year ended May 31, 2005, the Company has continued to honor the terms of Mr. Hayward’s original contract and have doing so on a month to month basis.

GOING CONCERN

Aquatic Cellulose International Corporation has experienced recurring losses, has a working capital deficiency of $2,758,865 and an accumulated deficit of $9,330,518 as of May 31st, 2005. At the end of fiscal year ended May 31st, 2003 the Company had ceased its underwater timber harvesting operations due to the difficulty associated with the investment and operations of the Brazil project. These factors, among others, raise substantial doubt as to its ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

EMPLOYEES

As of May 31st, 2005 the Company is utilizing consultants to manage 100 percent of the administration and business development, for which there is one Consultant under contract and one Consultant operating on a month to month basis.

ITEM 2.    DESCRIPTION OF PROPERTY

Prior to August 2003, AQCI’s offices were located at 3704 32nd Street, Suite 301 Vernon, British Columbia, VIT 5N6. Annual lease payments under this lease were $12,370 per year.

During August 2003, AQCI moved its office to the new location at 2504 43rd Street, Suite 5, Vernon, British Columbia, V1T6L1. As of September 2005, AQCI continues to operate at this same address. There is no lease and the rent is due on a monthly basis at the rate of $280.00.

ITEM 3.    LEGAL PROCEEDINGS

AQCI is not a party to any material pending legal proceedings and, to the best of its knowledge, no such action by or against AQCI has been threatened.

ITEM 4.    SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

The Company is currently in process to seek approval from shareholders to amend our certificate of incorporation to increase the number of authorized Common Stock from 100,000,000 to 3,000,000,000 shares, to amend our certificate of incorporation to change the Company name to Valor Energy Corporation and to amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to a maximum of one newly issued share for each seven hundred and fifty outstanding shares of Common Stock.

The increase in authorized shares will allow the Company to facilitate the conversion of existing convertible debt as well as amounts due to related parties. The change of our Company name will better identify the Company in the new business. The stock combination or reverse split will allow the Company to facilitate the issuance of common shares in connection with the purchase of the Hamill Natural Gas Lease, meet obligations to industry professionals as well as to facilitate the conversion of existing convertible debt.

The Company plans to convert existing convertible debt to reducing the amount outstanding and then perform a combination of the stock. The Company plan to allocate shares of the post-consolidated company to key individuals pending approval of shareholders.

PART II

ITEM 5.    MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Our common stock currently trades on the Pink Sheets, under the trading symbol “AQCI”. The following table set forth the quarterly high and low bid prices per share for our common stock. The bid prices reflect inter-dealer prices, without retail markup, markdown, or commission and may not represent actual transactions.

	High Bid	Low Bid
Fiscal 2003
First Quarter 2003	.09	.018
Second Quarter 2003	.033	.014
Third Quarter 2003	.014	.004
Fourth Quarter (5/31/03)	.008	.002

Fiscal 2004
First Quarter 2004	.004	.004
Second Quarter 2004	.006	.004
Third Quarter 2004	.006	.006
Fourth Quarter (5/31/04)	.007	.004

Fiscal 2005
First Quarter 2004	.005	.002
Second Quarter 2004	.0015	.0015
Third Quarter 2004	.0014	.0014
Fourth Quarter (5/31/05)	.005	.0032

To date, AQCI has not declared or paid dividends on its common stock.

As of May 31st, 2004, there were approximately 398 shareholders of record (that are not in street name) of AQCI's Common Stock.

RECENT SALES OF UNREGISTERED SECURITIES

During the quarter ended August 31st, 2002, the Company issued an aggregate of 900,000 shares of restricted stock at $0.029 per share for director fees (price reflected market price) for a total value of $26,100.

At various times during the fiscal year ended May 31st, 2003, the Company issued an aggregate of 3,868,880 shares of restricted stock to various investors at $0.05 per share for cash pursuant to various subscription agreements for a total value of $42,500.

At various times during the fiscal year ended May 31st, 2003, the Company issued an aggregate of 4,189,412 shares of restricted stock at a price ranging from $0.0091 to $0.01 per share for conversion of debentures (price reflected market price) for a total value of $40,000.

At various times during the fiscal year ended May 31st, 2003, the Company issued an aggregate of 16,010,100 shares of restricted stock at a price ranging from $0.027 to $0.04 per share for services rendered (price reflected market price) for a total value of $482,679.

During the fiscal year ended May 31st, 2003, the Company’s former CEO surrendered 3,620,107 shares of common stock for the purposes of compensating professionals providing services to the Company. The shares at date of cancellation had an estimated value of $144,804.

During the fiscal year ended May 31st, 2003, Sheridan Westgarde, the Company’s current CEO surrendered 1,000,000 shares of common stock for the purposes of compensating professionals providing services to the Company. The shares at date of cancellation had an estimated value of $46,360.

During the fiscal year ended May 31st, 2003, William Stephaniuk surrendered 791,209 shares of common stock for the purposes of compensating professionals providing services to the Company. The shares at date of cancellation had an estimated value of $31,648.

CONVERTIBLE NOTES ISSUED (THE INVESTORS OF THE SECURITIES WERE ACCREDITED INVESTORS).

On March 4th, 2001 Aquatic issued two convertible debentures of $100,000 in cash each for an aggregate of $200,000 in accordance with § 4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors.

On March 22th, 2004 Aquatic issued three convertible debentures of $433,333, $433,334 and $33,333 respectively, in cash each for an aggregate of $900,000 in accordance with § 4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors.

On August 6th, 2004 Aquatic issued four convertible debentures of $40,000, $7,500, $92,500 and $110,000 respectively, in cash each for an aggregate of $250,000 in accordance with § 4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors.

WARRANTS AND OPTIONS ISSUED (THE INVESTORS OF THE SECURITIES WERE ACCREDITED INVESTORS).

During March 2001, Aquatic issued common stock purchase warrants for the right to purchase 100,000 shares of Common Stock of AQCI at $.35 per share and expire March 14, 2003. These warrants were issued in accordance with § 4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors. During fiscal year ending May 31, 2004 these warrants have expired.

During September 2001, Aquatic issued common stock purchase warrants for the right to purchase 250,000 shares of Common Stock of AQCI at $.69 per share and expire September 29, 2003. These warrants were issued in accordance with § 4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors. During fiscal year ending May 31, 2004 these warrants have expired.

On March 22nd, 2004, Aquatic issued common stock purchase warrants for the right to purchase 900,000 shares of Common Stock of AQCI at $.0004 per share and expire March 22nd, 2006. These warrants were issued in accordance with § 4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors.

On August 6th, 2004, Aquatic issued common stock purchase warrants for the right to purchase 250,000 shares of Common Stock of AQCI at $.0004 per share and expire August 6th, 2006. These warrants were issued in accordance with § 4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors.

TRANSFER AGENT AND REGISTRAR

The Company's transfer agent is Oxford Transfer & Registrar located at 317 Southwest Alder, Suite 1120, Portland, Oregon, 92704.

ITEM 6.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This report contains forward looking statements within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934. These forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or anticipated results, including those set forth under "Risk Factors" in this Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in this report. The following discussion and analysis should be read in conjunction with "Selected Financial Data" and the Company's financial statements and notes thereto included elsewhere in this report.

PLAN OF OPERATIONS

The Company has reorganized its core business, shifting from the underwater wood business to that of investment and development of oil and natural gas and commencing with the acquisition of the Hamill lease and Prado field. Subsequent to May 31, 2005 the Company has expanded its investments to include a 26 lease program in Waller County in the area of the Brookshire Dome Field.

HAMILL LEASE

The 3645-acre Hamill Lease is secured by the property’s natural gas production from three of the seven existing wells; Hamill #10, Hamill #14 and Hamill #17., with our portion of the daily production in excess of approximately 80 MCF of gas per day, (MCFGPD) however, the Company can give no assurances that the wells will continue to produce at this rate, if at all. With a regulatory well spacing requirement of 40 acres per well the property has wells spanning approximately 300 acres with the remaining 3,345 acres largely available for drilling of new wells. The property has historically produced natural gas from multiple stacked pay sands supported by a 10 square mile area of mutual interest.

The Hamill Lease development benefits from a license to a 10 square mile 3-D seismic survey ("3-D") that was acquired by Century. This 3-D seismic survey is currently being used by Century in the development planning of the property and new drilling locations have already been identified for drilling in 2005 and 2006. The process of interpreting the 3-D data will be an ongoing, with results from any new wells being integrated into the interpretation.

The Company plans to participate in the development of the property throughout 2005 and 2006 by continuing recompletion work of existing well bores, as well as drilling of new wells identified prospects.

(Subsequent Event) - We have commenced work over operations on the Hamill #2 well bore in August 2005, and a workover rig has been committed to this project and is on location.

PRADO FIELD

Our 6.33 percent portion of the production from the Prado field currently covers the Company’s portion of the operating costs of the project.

On April 26, 2005, the Company, together with Century, entered into a Development Agreement with Shengkang Energy International, Inc. (now doing business as Strong Petroleum Group, Inc. a Texas corporation hereinafter "Strong") to invest and participate in the re-development of the Company and Century's Prado field interests. This agreement was subject to receiving consent from the lessor for an anticipated future partial assignment, which was received on May 11, 2005. The Development Agreement calls for Strong to invest at least $2.0 million in the initial work program in 2005 and to pay a signing bonus to the Company and Century. Strong will pay all of the initial work program expenditures while providing the Company and Century a 12.5% carried working interest. Strong paid Century a $25,000 deposit towards the project on April 7, 2005 and on May 12, 2005 Strong paid Century the balance due under this Development Agreement of $200,000. Century promptly distributed 50% of the total aggregate of the payments made by Strong to the Company. The Development Agreement also provides for, on a pro-rata basis, the Company and Century to have a one time option to elect to convert the 12.5% carried working interest to a 33 1/3% cost bearing working interest following the completion of the initial work program by Strong. If elected, the Company and Century will reimburse Strong for their pro-rata percentage share of any increase in ownership greater than the 12.5% up to the 33.333% of the initial $2.0 million expenditures.

Following the completion of the initial $2.0 million work program by Strong the Company will make evaluation of the production results. If those results are favorable the Company will attempt to exercise its one time option to convert the 6.25 percent carried working interest to a 16 2/3 percent cost bearing working interest, however, the Company cannot give any assurances that it will be successful in acquiring the necessary financing.

(Subsequent Event) - BROOKSHIRE DOME FIELD AREA

In June of 2005, the Company purchased a 50% working interest in a 26 lease program in Waller County in the area of the Brookshire Dome Field. This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. The Company commenced drilling activities on the first well on June 15, 2005 and the well was temporarily plugged and abandoned at a depth of 5,200 feet on June 27, 2005. A prognosis is being developed to deepen this wellbore to 7,500 feet to explore for a deeper potential target. Depending on the availability of a suitable drilling rig this operation may start as early as the second or third quarter of 2005. As an alternative, a new shallow test may be proposed on the west side of the acreage to test a shallower potential target.

OTHER ENDEVOURS

As previously reported, the Company has in the past been seeking to acquire the Tiger•Lynk™ large scale manipulator technology, formerly known as the ATH technology, as a wholly owned subsidiary. To this effect, in June 2003, the Company signed a Memorandum of Understanding with Legacy Systems Corp. ("Legacy") to merge the public Company with the Tiger•Lynk™ robotic technology patented and owned by Gary Ackles, former CEO of the Company. During July 2004, the Company entered into an agreement with Gary Ackles, former Company CEO, to cancel all plans to merge. The agreement to part ways involves the note the Company currently has with Legacy Systems, the ATH-120 manipulator arm components currently stored at a manufacturing facility in Kamloops, British Columbia as well as settlement of amounts currently owed to Legacy Systems and Mr. Ackles (See Notes 4, 10 and 13 - Notes to Consolidated Financial Statements)

SUMMARY OF OBJECTIVES

The short-term objectives of Aquatic are to achieve growth of both oil and natural gas reserves and revenue by pursuing the following:

1)
Development of its current working interest in the Hamill Lease and Prado Field in Matagorda County and Jim Hogg County Texas respectively. (Subsequent Event) - Development of its current working interest in the Brookshire Dome Area in Waller County Texas.

2)
Completing the acquisition and development of one additional property and working interest opportunity with proven reserve potential, made known to the Company through its amended agreement with Century.

Aquatic's long-term objectives are as follows:

Invest in new oil and gas properties, combined with balanced development of drilling and exploitation of current reserves. The company has an additional exclusive opportunity, available to it through its amended agreement with Century, to acquire oil and gas property interests and development drilling interests.

Over the next twelve months, management is confident that sufficient working capital will be obtained from a combination of revenues and external financing to meet the Company's liabilities and commitments as they become payable. The Company has in the past successfully relied on private placements of common stock, loans from private investors and the exercise of common stock warrants, in order to sustain operations. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions.

By selling the equipment located in Brazil, as well as the settlement agreement with Mr. Ackles divesting of the equipment at Kamloops, British Columbia (See Notes 4, 10 and 13 - Notes to Consolidated Financial Statements) the Company currently does not own any significant equipment.

As of February 28, 2005 the Company is utilizing consultants to manage 100 percent of the administration and business development, for which there is one Consultant under contract and one Consultant operating on a month to month basis.

RESULTS OF OPERATIONS

Year Ended May 31st, 2005 Compared to Year Ended May 31st, 2004

The company earned revenue of $91,634 for the year ended May 31, 2005, compared with $33,053 for fiscal 2004 for a increase of $58,581. The increase was attributable to the acquisition of the Hamill lease natural gas producing property and the Prado Field.

Operating costs and expenses for the year ended May 31, 2005, were $1,620,144 and $782,964 for the year ended May 31st, 2004, for a increase of $837,180. While the selling, general and administrative expenses in 2005 of $288,683 were comparable to the 2004 figure of $301,930, the financing fees of $1,293,963, was a significant increase of $820,287 over the 2004 figure of $473,676. Depreciation and depletion was also up from the 2004 figure of $7,358 to $37,498 for the year ended May 31, 2005, for an increase of $30,140. These increases are directly attributable to the depletion of the Hamill and Prado acquisitions, as well as the amortization of the convertible notes and interest expense as a result of the financing of these purchases.

The Company incurred a loss in fiscal 2005 of $1,425,436 compared with a loss of $749,911 in fiscal 2004. This increase is mainly attributable to the increase in financing fees associated with the financing of the Hamill and Prado acquisitions.

Liquidity and Capital Resources

Net cash used in operating activities in fiscal 2005 amounted to $210,393 compared to $264,583 in fiscal 2004 for a decrease use of cash of $54,190. The use of cash is attributable to a net loss of $1,425,436, gain on partial sale of investment in Prado lease of $76,344 and a gain on write off of accounts payable of $61,122 which was offset by $37,498 in depreciation and depletion, $64,248 in amortization of deferred financing costs, $921,863 in amortization of beneficial conversion feature, $41,936 in unpaid equity in earnings/loss of Hamill and Prado leases, prepaid expenses and other current assets of $1,686 and accounts payable and accrued liabilities of $285,278.

The Company has the following contractual obligations:

AQCI
Monthly Contractual Obligations

	Cash	Stock

Sheridan Westgarde	$5,000	$1,500
Lonnie Hayward	3,500	1,500

Monthly Total	$8,500	$3,000

Financing activities generated net cash of $297,721 in fiscal 2005 compared with $947,044 in fiscal 2004. The cash from financing activities for fiscal year 2005 was generated from issuance of notes of $11,812 and convertible debenture of $250,000 and un-paid fees and expenses due to stockholders of $63,381 less deferred financing costs of $27,472.

At May 31st, 2005 the Company had cash of $83,114 for total current assets of $143,969.

Over the next twelve months, management is confident that sufficient working capital will be obtained from a combination of revenues and external financing to meet the Company's liabilities and commitments as they become payable. The Company has in the past successfully relied on private placements of common stock, bank financing, loans from private investors and the exercise of common stock warrants, in order to sustain operations. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions.

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets liabilities, revenues and expenses and related disclosures of contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including those related to impairment of long-lived assets. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant estimates include DD&A of oil and gas properties. Oil and gas reserve estimates, which are the basis for unit of production DD&A and the impairment analysis, are inherently imprecise and are expected to change as future information becomes available. In addition, alternatives may exist among various accounting methods. In such cases, the choice of accounting method may also have a significant impact on reporting amounts. Actual results may differ from these estimates under different assumptions or conditions; however, we believe that our estimates are reasonable.

There are numerous uncertainties inherent in estimating quantities of oil and natural gas reserves of any category and in projecting future rates of production and timing of development expenditures, which underlie the reserve estimates, including many factors beyond the Company's control. Reserve data represent only estimates. In addition, the estimates of future net cash flows from the Company's proved reserves and their present value are based upon various assumptions about future production levels, prices and costs that may prove to be incorrect over time. Any significant variance from the assumptions could result in the actual quantity of the Company's reserves and future net cash flows from them being materially different from the estimates. In addition, the Company's estimated reserves may be subject to downward or upward revision based upon production history, results of future development, prevailing oil and gas prices, operating and development costs and other factors.

Oil and Gas Property Accounting

Oil and gas companies may elect to account for their property costs using either the “successful efforts” or “full cost” accounting method. Under the success efforts method, lease acquisition costs and intangible development costs on successful wells and development dry holes are capitalized. Selection of the oil and gas accounting method can have a significant impact on a company’s financial results. We use the successful efforts method of accounting and generally pursue investments and development of proved reserves as opposed to exploration activities.

Capitalized costs relating to producing properties are depleted on the units-of-production method. Proved developed reserves are used in computing unit rates for drilling and development costs and total reserves for depletion rates of leasehold, platform and pipeline costs. Expenditures for geological and geophysical testing costs are generally changed to expense unless the costs can be specially attributed to determining the placement for a future developmental well location. Expenditures for repairs and maintenance are charged to expense as incurred, renewals and betterments are capitalized. The costs and related accumulated depreciation, depletion and amortization of properties sold or otherwise retired are eliminated from the accounts, and gains or losses on disposition are reflected in the statements of operation.

Costs directly associated with the acquisition and evaluation of unproved properties are excluded from the amortization base until the related properties are evaluated. Unproved properties are periodically assessed and any impairment in value is charged to impairment expense. The costs of unproved properties which are determined to be productive are transferred to proved oil and gas properties and amortized on a unit of production.

Oil and Gas Reserves

The process of estimating quantities of natural gas and crude oil reserves is very complex, requiring significant decisions in the evaluation of all available geological, geophysical, engineering and economic data. The data for a given field may also change substantially over time as a result of numerous factors including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. As a result, material revisions to existing reserve estimates may occur from time to time. Although every reasonable effort is made to ensure that reserve estimates reported represent the most accurate assessments possible, the subjective decisions and variances in available data for various fields make these estimates generally less precise than other estimates included in the financial statement disclosures. We use the units-of-production method to amortize our oil and gas properties. This method requires us to amortize the capitalized costs incurred in developing a property in proportion to the amount of oil and gas produced as a percentage of the amount of proved reserves contained in the property. Accordingly, changes in reserves estimates as described above will cause corresponding changes in depletion expense recognized in periods subsequent to the reserve estimate revision.

Recent Accounting Pronouncements

In July 2001, the Financial Accounting Standards Board issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires the use of the purchase method of accounting and prohibits the use of the pooling of interests method of accounting for business combinations initiated after June 30, 2001. SFAS No. 141 also requires that the Company recognize acquired intangible assets apart from goodwill if the acquired intangible assets meet certain criteria. SFAS No. 141 applies to all business combinations initiated after June 30, 2001, and for purchase business combinations completed on or after July 1, 2001. Upon adoption of SFAS No. 142, it also requires that the Company reclassify, if necessary, the carrying amounts of intangible assets and goodwill, based on the criteria in SFAS No. 141. SFAS No. 142 requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment, at least annually. In addition, SFAS No. 142 requires that the Company identify reporting units for the purpose of assessing potential future impairments of goodwill, reassess the useful lives of other existing recognized intangible assets, and cease amortization of intangible assets with an indefinite useful life. Adoption of this statement is not expected to be material.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," in that it removes goodwill from its impairment scope and allows for different approaches in cash flow estimation. However, SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for (a) recognition and measurement of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of. SFAS No. 144 also supersedes the business segment concept in APB Opinion No. 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," in that it permits presentation of a component of an entity, whether classified as held for sale or disposed of, as a discontinued operation. However, SFAS No. 144 retains the requirement of APB Opinion No. 30 to report discontinued operations separately from continuing operations. The provisions of this Statement are effective for financial statements issued for fiscal years beginning after December 15, 2001 with earlier application encouraged. Company management has determined that implementation of SFAS No. 144 will not have a material effect on the Company’s results of operations or financial position.

On April 30, 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS 145 rescinds SFAS No. 4, which required all gains and losses from extinguishments of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. Early application of the provisions of SFAS No. 145 may be as of the beginning of the fiscal year or as of the beginning of the interim period in which SFAS No. 145 is issued. Company management has determined that implementation of SFAS No. 145 will not have a material effect on the Company’s results of operations or financial position.

In July 2002, the Financial Accounting Standards Board issued SFAS, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. SFAS No.146 is effective for exit or disposal activities that are initiated after December 31, 2002. Company management has determined that implementation of SFAS No. 146 will not have a material effect on the Company’s results of operations or financial position.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends SFAS No. 133 for certain decisions made by the FASB Derivatives Implementation Group.  In particular, SFAS No. 149: (1) clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, (2) clarifies when a derivative contains a financing component, (3) amends the definition of an underlying instrument to conform it to language used in FASB Interpretation No. 45, "Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others," and (4) amends certain other existing pronouncements.  This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. In addition, most provisions of SFAS No. 149 are to be applied prospectively. As we have no such instruments, the adoption of this issue did not have an impact on our statement of financial position or results of operations.

Emerging Issues Task Force (“EITF”) Issue No. 02-03, “Recognition and Reporting of Gains and Losses on Energy Trading Contracts” under EITF Issues No. 98-10, “Accounting for Contracts Involved in Energy Trading and Risk Management Activities” was issued in June 2002. EITF Issue No. 02-03 addresses certain issues related to energy trading activities, including (a) gross versus net presentation in the income statement, (b) whether the initial fair value of an energy trading contract can be other than the price at which it was exchanged, and (c) accounting for inventory utilized in energy trading activities. As we have no such instruments, the adoption of this issue did not have an impact on our statement of financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. In accordance with the standard, financial instruments that embody obligations for the issuer are required to be classified as liabilities. This statement was effective for financial instruments entered into or modified after May 31, 2003.

ITEM 7.    FINANCIAL STATEMENTS

Please refer to pages beginning with F-1.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

1.    A Form 8-K was filed on February 28th, 2002, reporting a change in accounting firms.

KPMG LLP was previously the independent auditors for Aquatic Cellulose International Corporation (the “Registrant”). On February 28th, 2002, the Registrant terminated KPMG for financial reasons and engaged Merdinger, Fruchter, Rosen & Corso, P.C., to serve as the Company’s independent public accountants and to be the principal accountants to conduct the audit of the Company’s financial statements for the fiscal year ending May 31st, 2002. The decision to change was based on financial considerations and was approved by the audit committee and the full Board of Directors of the Registrant.

The audit reports of KPMG LLP on the financial statements of Aquatic Cellulose International Corporation as of and for the fiscal years ended May 31st, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of Aquatic Cellulose International Corporation for the years ended May 31st, 2001 and 2000, contained a separate paragraph stating “As discussed in note 1(a) to the consolidated financial statements, the Company has a working capital deficiency of $467,287 as at May 31, 2001 and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in note 1(a). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Registrant’s fiscal years ended May 31st, 1997 through May 31st, 2001, and the subsequent interim period ending February 28, 2001, there were no disagreements between the Registrant and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to their satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the matter in their report. The Company has requested KPMG LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 26th, 2002, is filed as Exhibit 16 to this Form 8-K.

There were no other “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant’s two most recent fiscal years and the subsequent interim period ending February 28, 2002.

During the Registrant’s two most recent fiscal years ended May 31st, 2001 and the subsequent interim period through February 28th, 2002, the Registrant did not consult with Merdinger, Fruchter, Rosen & Corso, P.C. regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulations S-K

2.    A Form 8-K was filed on January 10th, 2003, reporting a change in accounting firms.

On December 18th, 2002 Merdinger, Fruchter , Rosen and Company, P.C. (the “Former Accountants”) informed Aquatic Cellulose International Corporation (the “Company”) they have decided to cease auditing publicly traded companies and have resigned as the company’s principal accountants.

The ‘Former Accountants’ reports on the financial statements for the fiscal years ended May 31st, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s Board of Directors has approved the resignation of the Former Accountants.

During the last two fiscal years preceding the Former Accountants’ resignation, and for the interim period from June 1st, 2002 through January 8th, 2003, there were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the last two fiscal years preceding the ‘Former Accountants’ resignation, and for the interim period from June 1st, 2002 through January 8th, 2003, there were no “reportable events” as defined by Regulation S-K, Item 304(a)(1)(v)(A) through (D).

On January 8th, 2003, the Company engaged Stonefield Josephson, Inc., (the “New Accountants”) as our principal accountants to audit our financial statements. The engagement of the new Accountants was approved by the Company’s Board of Directors.

A letter from the Former Accountants addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.

3.    A Form 8-K was filed on February 23rd, 2004, reporting a change in accounting firms.

Stonefield Josephson, Inc. (the “Former Accountants”) was previously the independent auditors for Aquatic Cellulose International Corporation (“AQCI”). On or about May 30th, 2003, Aquatic Cellulose International Corporation and Stonefield Josephson, Inc., mutually parted ways. AQCI officially engaged Wong Johnson & Associates on February 16, 2004, to serve as the Company’s independent public accountants and to be the principal accountants to conduct the audit of the Company’s financial statements for the fiscal year ending May 31st, 2002 and May 31st, 2003. The decision to change was based on financial considerations and was approved by the audit committee. There were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with the AQCI’s reports.

AQCI’s Board of Directors has approved the change in Certifying Accountants from the Former Accountants to Wong Johnson & Associates.

The Former Accountants’ performed interim reviews of the Form 10QSB’s and did not participate in auditing AQCI’s financial statements for any fiscal year and therefore could not extend an opinion of any nature on AQCI. During the most recent two years ended May 31st, 2003 and 2002 and until the engagement of Wong Johnson & Associates, the Registrant has not consulted with Wong Johnson & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Wong Johnson & Associates concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Fiscal year 2002 was originally audited by Merdinger, Fruchter , Rosen and Company, P.C. who decided to cease auditing publicly traded companies and informed ACQI of their decision on December 18th, 2002 (see Form 8-K filed January 10th, 2003). Fiscal year 2001 was audited by KPMG LLP. AQCI’s decision to change auditors at this time was based on financial considerations (see Form 8-K filed March 27th, 2002. As reported in the referenced Form 8-K’s filed, there were no disagreements with the former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

As a result of Merdinger, Fruchter , Rosen and Company, P.C. decision to cease auditing publicly traded companies, Wong Johnson & Associates will be auditing fiscal year 2002 again and an amended Form 10KSB will be filed shortly. Subsequently the Form 10KSB for fiscal year 2003 and all interim reports will be filed.

A letter from the Former Accountants addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.
4. A Form 8-K/A was filed on April 1st, 2004, correcting the previously filed Form 8-K filed on February 24th, 2004 and reporting a change in accounting firms.

Stonefield Josephson, Inc. (the "Former Accountants") was previously the independent auditors for Aquatic Cellulose International Corporation ("AQCI"). On or about July 3, 2003, Aquatic Cellulose International Corporation dismissed Stonefield Josephson, Inc., however they were not informed of such until management engaged the new accountants. AQCI officially engaged Wong Johnson & Associates on February 16, 2004, to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending May 31, 2002 and May 31, 2003. All filing stopped until Wong Johnson and Associated were retained. At that time all 10KSB' and 10QSB's were brought current with Wong Johnson during the audits and reviews. The decision to change was based on financial considerations and was approved by the audit committee. There were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with the AQCI's reports.

AQCI's Board of Directors has approved the change in Certifying Accountants from the Former Accountants to Wong Johnson & Associates.

The former accounts performed interim reviews for the November 2002 and February 2003 10QSB's and did not participate in auditing AQCI's financial statements for any fiscal year and therefore could not extend an opinion of any nature on AQCI. During the most recent two years ended May 31, 2003 and 2002 and until the engagement of Wong Johnson & Associates, the Registrant has not consulted with Wong Johnson & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Wong Johnson & Associates concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Fiscal year 2002 was originally audited by Merdinger, Fruchter , Rosen and Company, P.C. who decided to cease auditing publicly traded companies and informed ACQI of their decision on December 18, 2002 (see Form 8-K filed January 10, 2003). Fiscal year 2001 was audited by KPMG LLP. AQCI's decision to change auditors at this time was based on financial considerations (see Form 8-K filed March 27, 2002. As reported in the referenced Form 8-K's filed, there were no disagreements with the former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

As a result of Merdinger, Fruchter , Rosen and Company, P.C. decision to cease auditing publicly traded companies, Wong Johnson & Associates will be auditing fiscal year 2002 again and an amended Form 10KSB will be filed shortly. Subsequently the Form 10KSB for fiscal year 2003 and all interim reports will be filed.

A letter from the Former Accountants addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.

4.    A Form 8-K/A was filed on May 12th, 2005, reporting a change in accounting firms.

By way of letter dated April 11, 2005 Wong Johnson and Associates, a Professional Corporation, (the “Former Accountants”) confirmed to Aquatic Cellulose International Corp. (the “Company”) their earlier verbal notification that they resigned as the Company’s principal accountants effective March 6, 2005 because they ceased auditing publicly traded companies.

The Former Accountants’ reports on the consolidated financial statements for the years ended May 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles.

The Former Accountants’ report on the consolidated financial statements of the Company as of and for the year ended May 31, 2004, contained two explanatory paragraphs, which read as follows:

Aquatic Cellulose International Corporation (the "Company") has experienced recurring losses, has negative working capital and an accumulated deficit as of May 31, 2004. These factors raise substantive doubt about the Company’s ability to continue as a going concern Management’s plans in regard to these matters is disclosed in Note 2.

Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or other adjustments that might result from the outcome of this uncertainty.

The Company’s Board of Directors has received and accepted the resignation of the Former Accountants.

During the last two years preceding the Former Accountants’ resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants’ reports.

During the last two years preceding the Former Accountants’ resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no “reportable events” as defined by regulation S-K, Item 304(a)(1)(v)(A) through (D).

After receiving the letter of resignation of the Former Accountants and on April 20, 2005, the Company engaged Peterson Sullivan, PLLC, of Seattle, Washington (the "New Accountants") as the principal accountants to audit the Company’s financial statements. Prior to formally engaging the New Accountants, the Audit Committee of the Company’s Board of Directors approved said action with respect to the New Accountants.

A letter from the Former Accountants addressed to the Securities & Exchange Commission (“SEC”) stating that the Former Accountants agree with the statements contained herein has been filed as an exhibit to this report

ITEM 8A.    CONTROL AND PROCEDURES

(a) Our Chief Executive Officer and Chief Financial Officer have evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of the period ended May 31, 2005, covered by this annual report (the “Evaluation Date”), and based on such evaluation, such officers have concluded, as of the Evaluation Date, that our disclosure controls and procedures were effective in ensuring that all information required to be disclosed in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms.

(b) Changes in Internal Control over Financial Reporting: During our fourth quarter of fiscal 2005 there were no changes made in our internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART III

ITEM 9.	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Executive Officers and Directors

Name	Age	Position
Sheridan B. Westgarde	36	Director & President
Gary J. Ackles * 1	51	Director & President
Shane Kerpan *1	34	Secretary & Treasurer
Claus Wagner-Bartak *2	66	Director

*1 Resigned in 2003
*2 Resigned in 2004

The officers and Directors of Aquatic will devote only such time as they deem appropriate in the business affairs of our Company. It is, however, expected that the officers will devote the time deemed necessary to perform their duties for the business of our Company. The amount devoted by each director is discussed below.

The directors of Aquatic are elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

Biographies of Our Executive Officers and Directors

Sheridan B. Westgarde: Mr. Westgarde was appointed to the Board of directors March 27th 2003. As a C.A.S. Tech. graduate of UCC British Columbia and a recognized specialist in the robotics and automation industry, Mr. Westgarde has been extensively involved in the design and development of the Tiger•Lynk™ manipulator technology. In addition, Mr. Westgarde has valuable knowledge and experience in the Oil and Gas industry, providing his technical expertise in down-hole tool management and implementation.

Mr. Westgarde does not sit on the Board of any other public company. Mr. Westgarde dedicates approximately 90% of his time to Aquatic.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the company and written representations that no other reports were required during the fiscal year ended May 31st, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Code of Ethics for Chief Executive Officer and Senior Financial Officers

On May 20, 2004, the Board of Directors of the Company adopted the Code of Ethics for Chief Executive Officer and Senior Financial Officers, which is included in Item 13 as an exhibit 99.

ITEM 10.    EXECUTIVE COMPENSATION

The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the fiscal year ended May 31st, 2005 to the Company’s Chief Executive Officer, Secretary and Director during such period.

CHART - EXECUTIVE COMPENSATION

Payouts	Annual Compensation				Long Term Compensation Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SAR (#)	LTIP Payouts ($)	All Other Compensation ($)
Sheridan B. Westgarde President/CEO	2005 2004 2003	60K 82.5K 15K				0 0 0
Gary Ackles President/CEO *1	2005 2004 2003	0 49.5K 100K				0 0 0
Shane Kerpan Secretary *1	2005 2004 2003	0 0 0				0 0 0
Claus Wagner-Bartak Director *2	2005 2004 2003	0 0 0				0 0 0

*1 Resigned in 2003
*2 Resigned in 2004

Chief Executive Officer Compensation:

Mr. Westgarde has a three year consulting agreement commencing April 1, 2003, providing for an annual compensation of $90,000. In addition, the Board of Directors has committed to make Mr. Westgarde a significant shareholder in the Company with a share position of 5% of the authorized share volume of the Company issued over the course of three years. To the date of this filing these shares have not been issued. Effective, March 1, 2004, the agreement for Mr. Westgarde was modified to reduce the cash portion of the consulting fee to $5,000 per month and include $1,500 per month in stock compensation. Additionally, during July 2004, the Company entered into an agreement to exchange the 5 percent of the new authorized share volume, post-proxy, owed to Mr. Westgarde for a 27 percent common share equity position in the Company post restructuring and pending and pending shareholders approval of the Proxy. As a director of the Company, Mr. Westgarde shares would be affiliate status and bearing all restrictions according to affiliates as stated in the Securities and Exchange Act of 1933.

(1) Long Term Incentive Plans (Options)

There are no long- term incentive plans currently in effect. However, the Board of Directors had previously granted the directors and officers of the Company stock options that were intended to place each director and officer in an equity position in our Company that roughly equated to their original percentage of shares owned in our Company. These options were issued on February 22, 2000 and were exercisable in whole or in part for five years from the date of issue at an exercise price of $0.52. Closing market price of Aquatic’s common stock as quoted on the OTC:BB on February 22nd, 2000 was $.5156. The number of above options issued were 1,425,250 and are as follows:

1.	Gary Ackles -	1,202,500
2.	Clause Wagner-Bartuk -	117,500
3.	Shane Kerpan -	105,250

These options expired on February 22, 2005.

Compensation of Directors

Mr. Westgarde, the Company’s President and Chief Executive Officer, is currently the sole director of the company with his compensation as detailed above. The Company is committed to make Mr. Lonnie Hayward a director pending shareholder approval of the Proxy. (see Note 14 & 21 - Notes to Consolidated Financial Statements).

ITEM 11.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date of this Registration Statement regarding certain Ownership of our Company's outstanding Common Stock by all officers and directors individually, all officers and directors as a group, and all beneficial owners of more than five percent of the common stock.

Name and Address	Shares Owned Beneficially(1)	Percent of Class

Sheridan B. Westgarde	2,500,000	2.5%
2504 27th Ave.
Vernon, BC. V1T 1T1

Gary J. Ackles
3498 Salmon River Bench Rd	0	0%
Vernon, B.C. V1T 8Z7

Claus Wagner-Bartak	0	0%
4092 Lee Highway
Arlington, VA 22207

Shane Kerpan	0	0%
816 George Ann Street
Kamloops, B.C. V2C 1L5

Officer/Director as a Group	2,500,000	2.5%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of the registration statement upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person and which are exercisable within 60 days of the date of this registration statement have been exercised. Unless otherwise indicated, the company believes that all persons named in the table have voting and investment power with respect to all shares of common stock beneficially owned by them.

ITEM 12.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

On February 22, 2000, the Board of Directors authorized and granted the issuance of stock options to certain officers and directors of our Company. The options were vested immediately and will be exercisable in whole or in part for five years from the date of issue. The exercise price was pegged at market price on the date the options were granted. The options granted on February 22, 2000 (at $0.52 per share) are as follows: 1) 1,202,500 shares of common stock to Gary Ackles, 2) 105,250 shares of common stock to Shane Kerpan, and 3) 117,500 shares of common stock to Claus Wagner- Bartak. These options expired on February 22, 2005.

The Company service agreement with Kathy Ackles, wife of the former president, for bookkeeping and administrative services for $36,000 per annum expired as of June 1st, 2003.

Effective, March 1, 2004, the agreement for Mr. Westgarde, the Company’s Director and President, was modified to reduce the cash portion of the consulting fee to $5,000 per month and include $1,500 per month in stock compensation. Additionally, during July 2004, the Company entered into an agreement to exchange the 5 percent of the new authorized share volume, post-proxy, owed to Mr. Westgarde for a 27 percent common share equity position in the Company post-restructuring and pending shareholder approval of the Proxy. As a director of the Company, Mr. Westgarde shares would be affiliate status and bearing all restrictions according to affiliates as stated in the Securities and Exchange Act of 1933.

As of April 1st, 2003, the Company has a short-term consulting agreement with former president Gary J. Ackles to act in an advisory capacity to the Company during the transition to the new management. This agreement provide for an annual compensation of $60,000. This contract was terminated in February of 2004.

The Company borrowed $44,000 from Legacy Systems Corporation, owned by Gary Ackles. The security for the loan was the ATH-120 mechanical assembly constructed and stored at Beaver Manufacturing in Kamloops British Columbia.

During July 2004, the Company entered into an agreement with Gary Ackles, former Company CEO and Legacy Systems, a company controlled by Ackles, to settle amounts currently owed to both Ackles and Legacy (see Note 9 - Notes to Consolidated Financial Statements). The agreement requires the Company to return the Aquatic Timber Harvesting Equipment (see Note 5 - Notes to Consolidated Financial Statements) and issue 40,000,000 pre-restructured shares of the Company’s common stock in exchange for, forgiveness of the $44,000 borrowed from Legacy and the $80,000 due Legacy in un-paid licensing fees. The remaining amount due G. Ackles of $417,000 will be converted into 13 percent of the issued and outstanding post-restructured shares of the Company pending shareholder approval of the Proxy. The agreement stipulates that Mr. Ackles would be an affiliate of the Company bearing all the restrictions of Affiliates according to the Securities and Exchange Act of 1933.

During the fiscal year ended May 31, 2003, approximately $100,000 of loans made to a Director for the exercise of Company stock options was called by the Company. The balance owed to the Company was used as an offset against unpaid wages due to Gary Ackles (see Note 12 - Notes to Consolidated Financial Statements). The remaining loans were forgiven to the two other Directors during January 2003.

ITEM 13.    EXHIBITS, LIST AND REPORTS IN FORM 8-K

(a) Exhibits

Exhibit Number	Description

3.1	Articles of Incorporation of the Company filed February 28th, 1997. (1)
3.2	Certificate Amending Articles of Incorporation filed November 19th, 1997. (1)
3.3	Bylaws of the Company. (1)
4.1	Form of Common Stock Certificate. (2)
4.2	Form of Warrant Agreement with Form of Warrant Election to Purchase. (2)
6.1	Lease for the Premises dated November 1st, 1996. (1)
10.1	Form of Secured Convertible Debenture Purchase Agreement. (2)
10.2	Form of Registration Rights Agreement. (2)
10.3	Form of 12% Convertible Debenture. (2)
10.4	Form of Security Agreement. (2)

14	Code of Ethics for Chief Executive Officer and Senior Financial Officers

23.1	Consent of WJ&A LLLP

31.1	Certification of the Chief Executive Officer pursuant to Rule 13a-14(a) (Section 302 of the Sarbanes-Oxley Act of 2002)
31.2	Certification of the Chief Financial Officer pursuant to Rule 13a-14(a) (Section 302 of the Sarbanes-Oxley Act of 2002)
32.1	Certification of the Chief Executive Officer pursuant to 18 U.S.C.ss.1350 (Section 906 of the Sarbanes-Oxley Act of 2002)
32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C.ss.1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

(1)
Previously filed with the Commission on August 16th, 1999 as part of Aquatic Cellulose International Corp.’s Registration Statement (File N0.000-27063) on Form 10SB12G and incorporated by reference herein.

(2)
Previously filed with the Commission on August 21st, 2000 as part of Aquatic Cellulose International Corp.’s Registration (File NO: 333-44184) on Form SB-2 filed on August 21st, 2000 and incorporated by reference herein.

(b)    Reports on Form 8-K:

1.    Form 8-K dated January 10th, 2003 reported that on December 18th, 2002 Merdinger, Fruchter , Rosen and Company, P.C. informed Aquatic Cellulose International Corporation they have decided to cease auditing publicly traded companies and have resigned as the company’s principal accountants. On January 8th, 2003, AQCI engaged Stonefield Josephson, Inc., as our principal accountants to audit our financial statements. Stonefield Josephson, Inc.’s accountants’ performed interim reviews of the Form 10QSB’s and did not participate in auditing AQCI’s financial statements for any fiscal year.

2.    Form 8-K dated March 31st, 2003 reported Gary Ackles has resigned as Chairman of Board of Directors and CEO of Aquatic Cellulose International Corporation effective March 26th, 2003 to dedicate his time to his technology and corporate development for personal reasons.

3.    Form 8-K dated February 23rd, 2004 reported that on or about May 30th, 2003, Aquatic Cellulose International Corporation and Stonefield Josephson, Inc., mutually parted ways. AQCI officially engaged Wong Johnson & Associates, A Professional Corporation, on February 16th, 2004, to serve as the Company’s independent public accountants and to be the principal accountants to conduct the audit of the Company’s financial statements for the fiscal year ending May 31st, 2002 and May 31st, 2003. The decision to change was based on financial considerations and was approved by the Board of Directors.

4.    Form 8-K/A dated April 1st, 2004 was a correction of the previously filed Form 8-K and reported that on or about July 3, 2003, Aquatic Cellulose International Corporation dismissed Stonefield Josephson, Inc., however they were not informed of such until management engaged the new accountants. AQCI officially engaged Wong Johnson & Associates on February 16, 2004, to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending May 31, 2002 and May 31, 2003. All filing stopped until Wong Johnson and Associated were retained. At that time all 10KSB' and 10QSB's were brought current with Wong Johnson during the audits and reviews. The decision to change was based on financial considerations and was approved by the Board of Directors.

5.    Form 8-K dated April 13th, 2004 reported that on March 22, 2004 Aquatic Cellulose International Corporation ("AQCI") completed a $900,000 financing with a New York based investor group. The financing has been structured as a convertible debenture. On March 22, 2004 Aquatic Cellulose International Corporation ("AQCI") completed a purchase and sale agreement with Century Resource Inc. of Houston Texas, for the acquisition of a 20% working interest and 16% net revenue interest in the 3,645 acre Hamill Lease natural gas property in Matagorda County, Texas. This agreement, with three successive one year terms and an exclusive renewal option on each year, provides Aquatic the exclusive option to participate in purchase or exploration of any and all future projects by Century. The cost of this acquisition and exclusive optional participation agreement was $580,000 dollars and a 15% ownership stake in the company. The decision to approve the terms of the financing and subsequent working interest acquisition was approved by the Board of Directors.

6.    Form 8- K/A dated April 20th, 2005 reported by way of letter dated April 11, 2005 Wong Johnson and Associates, a Professional Corporation, (the “Former Accountants”) confirmed to Aquatic Cellulose International Corp. (the “Company”) their earlier verbal notification that they resigned as the Company’s principal accountants effective March 6, 2005 because they ceased auditing publicly traded companies. The Former Accountants’ reports on the consolidated financial statements for the years ended May 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. During the last two years preceding the Former Accountants’ resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants’ reports. After receiving the letter of resignation of the Former Accountants and on April 20, 2005, the Company engaged Peterson Sullivan, PLLC, of Seattle, Washington (the "New Accountants") as the principal accountants to audit the Company’s financial statements. Prior to formally engaging the New Accountants, the Audit Committee of the Company’s Board of Directors approved said action with respect to the New Accountants.

ITEM 14.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

1)  Audit Fees & Audit-Related Fees

During fiscal year 2003, the Company’s principal accountant billed $36,825 in fees that were directly associated with the preparation of annual audit reports and quarterly reports.

During fiscal year 2004, the Company’s principal accountant billed $83,000 in fees that were directly associated with the preparation of annual audit reports, quarterly reports, examination of revenue and direct operating expenses of the Hamill Lease, read and provide suggestions for pro-forma statements, as well as, Preliminary Proxy 14/A filing.

During fiscal year 2005, the Company’s principal accountant billed $5,000 in fees that were directly associated with the preparation of quarterly reports.

2) Tax Fees

During fiscal year 2003, there were no fees billed associated with the preparation of tax filings.

During fiscal year 2004, there were no fees billed associated with the preparation of tax filings.

During fiscal year 2005, there were no fees billed associated with the preparation of tax filings.

3) All Other Fees

During fiscal year 2003, there were no other fees billed by the Company’s principal accountant for services other than those reported for audit and audit related fees.

During fiscal year 2004, there were no other fees billed by the Company’s principal accountant for services other than those reported for audit and audit related fees.

During fiscal year 2005, there were no other fees billed by the Company’s principal accountant for services other than those reported for audit and audit related fees.

Audit committee’s pre-approval policies and procedures

Due to the fact that Sheridan B. Westgarde is the Company’s only active Officer and Director the company does not have an audit committee at this time.

Percentage of hours expended

The amount of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

 Consolidated Financial Statements of

AQUATIC CELLULOSE
INTERNATIONAL CORP.
May 31, 2005 and 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Aquatic Cellulose International Corp.
Vernon, B.C. Canada

We have audited the accompanying consolidated balance sheet of Aquatic Cellulose International Corp. and Subsidiary as of May 31, 2005, and the related statements of operations, comprehensive loss, stockholders' deficit, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aquatic Cellulose International Corp. and Subsidiary as of May 31, 2005, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has not generated positive cash flows from operations and has an accumulated deficit at May 31, 2005. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plan regarding those matters is also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Peterson Sullivan PLLC

Seattle, Washington
August 19, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Aquatic Cellulose International Corp.
Vernon, British Columbia, Canada

We have audited the accompanying consolidated balance sheets of Aquatic Cellulose International Corporation as of May 31, 2004 and 2003, and the related consolidated statements of operations, of comprehensive loss, of stockholders’ deficiency and of cash flows for each of the two fiscal years ended May 31, 2004. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aquatic Cellulose International Corporation, as of May 31, 2004 and 2003, and the results of its operations and its cash flows for each of the two fiscal years in the period ended May 31, 2004, in conformity with United States generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred significant losses from operations, has negative working capital and stockholders’ deficit. These factors raise substantive doubt about its ability to continue as a going concern. Management’s plans in regard to these matters is also disclosed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Wong Johnson & Associates

WONG JOHNSON & ASSOCIATES
A Professional Corporation
Temecula, California
March 11, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Aquatic Cellulose International Corp.
Vernon, B.C. Canada

We have audited the accompanying consolidated balance sheet of Aquatic Cellulose International Corp. and Subsidiary as of May 31, 2005, and the related statements of operations, comprehensive loss, stockholders' deficit, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aquatic Cellulose International Corp. and Subsidiary as of May 31, 2005, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has not generated positive cash flows from operations and has an accumulated deficit at May 31, 2005. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plan regarding those matters is also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Peterson Sullivan PLLC

Seattle, Washington
August 19, 2005

AQUATIC CELLULOSE INTERNATIONAL CORP.

Consolidated Balance Sheet

May 31,	2005

Assets

Current Assets
Cash	$83,114
Deferred financing costs, net of accumulated amortization of $74,350	60,855
Total current assets	143,969

Property and equipment, net	2,171
Investment in Hamill lease	640,234
Investment in Prado lease	5,420
Advance on equipment purchase	100,000
Total Assets	$891,794

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable	$21,369
Accrued expenses	792,969
Amounts due to related parties	804,601
Convertible debentures	1,222,104
Notes payable	61,791
Total current liabilities	2,902,834
Long Term Liabilities

Total Liabilities	2,902,834

Stockholders' Deficit
Preferred stock,$0.001 par value per share
10,000,000 shares authorized. No shares
issued and outstanding	-
Common stock, $0.001 par value, 100,000,000
shares authorized, 100,000,000 shares issued and
outstanding	100,000
Advance on deposit of equipment	(125,000)
Additional paid in capital	7,389,493
Accumulated deficit	(9,330,518)
Other comprehensive income	(45,015)
Total stockholders' deficit	(2,011,040)

Total Liabilities and Stockholders' Deficit	$891,794

See accompanying notes

Consolidated Statements of Operations

	For the Years Ended
	May 31, 2005	May 31, 2004

Equity in earnings of leases	$91,634	$33,053

Operating expenses
Selling, general and administrative	288,683	301,930
Financing fees	1,293,963	473,676
Depreciation and depletion	37,498	7,358
Total operating expenses	1,620,144	782,964

Loss from operations	(1,528,510)	(749,911)

Other income (expense)
Gain on debt forgivness	26,730	-
Gain on partial sale of investment - Prado lease	76,344	-
Total other income	103,074	-

Net loss	$(1,425,436)	$(749,911)

Weighted Average Shares Outstanding	100,000,000	100,000,000

Loss Per Common Share	$(0.01)	$(0.01)

See accompanying notes

Consolidated Statements of Comprehensive Loss

	For the Years Ended
	May 31, 2005	May 31, 2004

Net loss	$(1,425,436)	$(749,911)

Foreign currency translation adjustment	(3,983)	(56,724)

Comprehensive loss	$(1,429,419)	$(806,635)

See accompanying notes

Consolidated Statements of Cash Flows

	For the Years Ended
	May 31, 2005	May 31, 2004
Cash flows from operating activities:
Net loss	$(1,425,436)	$(749,911)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation and depletion	37,498	7,358
Amortization of deferred financing costs	64,248	27,395
Amortization of beneficial conversion feature	921,863	274,243
Undistributed equity in earnings (loss) of Hamill and Prado leases	41,936	(18,671)
Gain on partial sale of investment - Prado lease	(76,344)	-
Gain on debt forgivness	(27,730)	-
Changes in operating assets and liabilities
Prepaid expenses and other current assets	1,686	(160)
Accounts payable and accrued expenses	251,886	195,163
Net cash used in operating activities	(210,393)	(264,583)

Cash flows from investing activities:
Purchase of interest in Hamill lease	-	(580,000)
Purchase of interest in Prado lease	(70,000)	-
Non-refundable deposit on partial sale of Prado lease	40,000	-
Proceeds from sale of partial interest in Prado lease	112,500	-
Additional investment in Hamill lease	(121,772)	-
Additional investment in Prado lease	(18,522)	-
Acquisition of equipment	(689)	(689)
Net cash used by investing activities	(58,483)	(580,689)

Cash flows from financing activities:
Proceeds from the issuance of notes payable	11,812	53,000
Proceeds from issuance of convertible debenture payable	250,000	900,000
Unpaid fees and expenses due to stockholders	63,381	101,777
Deferred financing costs	(27,472)	(107,733)
Net cash provided by financing activities	297,721	947,044

Effect of foreign currency exchange rate on cash balance	(3,983)	(56,724)

Net increase in cash	24,862	45,048

Cash at beginning of period	58,252	13,204
Cash at end of period	$83,114	$58,252

SUPPLEMENTAL INFORMATION:

Interest paid	$-	$-
Income taxes paid	$-	$-

See accompanying notes

	Consolidated Statement of Stockholders' Deficit

	Common Shares	Common Stock	Paid In Capital	Advance on Deposit	Foreign Currency Translation	Accumulated Deficit	Total Stockholders' Deficit

Balance at May 31, 2003	100,000,000	$100,000	$5,484,691	$(125,000)	$15,692	$(7,155,171)	$(1,679,788)

Foreign currency translation adjustment					(56,724)		(56,724)
Benefical conversion features			1,654,802				1,654,802
Net loss						(749,911)	(749,911)

Balance at May 31, 2004	100,000,000	100,000	7,139,493	(125,000)	(41,032)	(7,905,082)	(831,621)

Foreign currency translation adjustment					(3,983)		(3,983)
Benefical conversion features			250,000				250,000
Net loss						(1,425,436)	(1,425,436)

Balance at May 31, 2005	100,000,000	$100,000	$7,389,493	$(125,000)	$(45,015)	$(9,330,518)	$(2,011,040)

See accompanying notes

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

NOTE 1 - ORGANIZATION AND BUSINESS COMBINATION

Aquatic Cellulose International Corp. (the "Company" or "AQCI") was incorporated under the laws of the State of Nevada in 1996. During the fiscal year ended May 31, 2003, the Company ceased its underwater timber recovery operations and entered the oil and gas industry by acquiring and holding non-operating interests in oil and gas properties in the US.

Effective March 1, 2004, the Company acquired a 20 percent ownership position and a 16 percent net revenue interest in the Hamill lease, a 3,645-acre natural gas producing property located in Matagorda County, Texas, pursuant to an agreement with Century Resources Inc. (Century has since become a wholly owned subsidiary of the publicly traded company New Century Energy Corp. and is herein referred to as “Century”). The purchase was made on the basis of the property having existing production and revenues as compared to an exploration property with no production. Thus, the Company agreed to assume an increased percentage of the costs for a lesser percentage of the revenue on a 1/3 to 1/4 ratio, resulting in the 20 percent ownership stake and 16 percent net revenue interest before royalty expense. Century has an interest in various oil and natural gas properties. The agreement also includes an exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century, which had three successive one-year terms, with the Company holding the exclusive option on each year. The cost of this acquisition and exclusive optional participation agreement that was originally agreed to was $580,000 in cash and prior to the subsequent amendment, a 15 percent ownership stake in the Company.

Effective January 1, 2005, the exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century was modified, wherein, both the Company’s three successive one year term options for participation on all Century deals and Century’s 15 percent ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company. The Company is currently in the process of conducting a special meeting of shareholders to seek proxy approval to meet this 7.5 percent ownership commitment (Note 16). The Company has not yet determine the exact number of shares that will be issued to give effect to the purchase nor can it determine the value of those shares. Because of the contingent nature of this element of the purchase price the value of those shares will be recorded as an additional element of the cost once determined.

During July 2004, the Company completed an acquisition of a 50 percent ownership position and a 45 percent net revenue interest of an approximately 1,400-acre lease in the Prado Oil Field (Prado), located in Jim Hogg County, Texas. The Company’s 50 percent portion of the acquisition cost was $70,000 (Notes 7). The lease has 20 existing wells that were originally producing in the 1960’s, 2 of which are still producing.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

On April 26, 2005, the Company, together with Century, entered into a Development Agreement with Shengkang Energy International, Inc. (now doing business as Strong Petroleum Group, Inc. a Texas corporation hereinafter “Strong”) to invest and participate in the re-development of the Company’s and Century’s Prado field interests. This agreement was subject to receiving consent from the lessor for an anticipated future partial assignment, which was received on May 11, 2005. The Development Agreement calls for Strong to invest at least $2.0 million in the initial work program in 2005 and to pay a signing bonus to the Company and Century. Strong will pay all of the initial work program expenditures while providing the Company and Century a 12.5 percent working interest. Strong paid Century a $25,000 deposit towards the project on April 7, 2005 and on May 12, 2005 Strong paid Century the balance due under the Development Agreement of $200,000. Century promptly distributed 50 percent of the total aggregate payments made by Strong to the Company. The Development Agreement also provides for, on a pro-rata basis, the Company and Century to have a one time option to elect to convert the 12.5 percent working interest to a 33.33 percent working interest following the completion of the initial work program by Strong. If elected, the Company and Century will reimburse Strong for their pro-rata percentage share of any increase in ownership greater than the 12.5 percent up to the 33.33 percent of the initial $2.0 million expenditures.

Discontinued Operations

The Company has discontinued its timber recovery operations and as of July 2004 entered into an agreement to return aquatic timber harvesting equipment and settle the amount due the former CEO as of May 31, 2004 (Notes 4, 9 and 16)

Basis of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Aquatic Cellulose Ltd. ("ACL"). All significant intercompany balances and transactions have been eliminated.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

Business Operations

As of May 31, 2005, the Company operated primarily in the United States, although its corporate offices are in Canada. The Company currently operates in a single business segment and a description of the business operations of each company is as follows:

Aquatic Cellulose International Corp (AQCI) provides management services to its wholly owned subsidiary, Aquatic Cellulose Ltd (ACL) and its working interests in the Hamill lease and Prado properties (Notes 6 and 7).

ACL was working closely with its manufacturer on the construction of aquatic timber harvesting equipment. As of May 31, 2003, these operations were discontinued. During July 2004, the Company entered into an agreement to return the aquatic timber harvesting equipment and settle the amount due its manufacturer as of May 31, 2004 (Notes 4, 9 and 16).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company has experienced recurring losses, has a working capital deficiency of $2,758,865 and an accumulated deficit of $9,330,518 as of May 31, 2005. Its current investments are limited to its investments in certain oil and natural gas producing properties in Texas. At the present time, the Company is receiving minimal cash flow from its oil and natural gas investments. Future realization of the Company’s investment will depend upon obtaining debt and/or equity financing to allow for the development of oil and gas properties, of which there can be no assurance.

Accordingly, the consolidated financial statements are accounted for as if the Company is a going concern and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or other adjustments that might be necessary should the Company be unable to continue as a going concern.

Revenue Recognition

The Company currently has no operating activities other than its working interests in oil and gas producing properties (Notes 6 and 7).  The Company recognizes revenue from its investments in oil and gas properties on the accrual basis in proportion to its ownership interest. Net revenues include revenues from oil and gas sales less direct lease operating expenses. Lease operating expenses include monthly obligations to monitor and maintain production, including monitoring personnel, electricity and sales equipment rental fees.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

The Company records estimated amounts of natural gas revenues based on volumetric calculations under its natural gas sales contract.

Revenue from the Company’s sales of oil and natural gas are subject to a 7.5 percent severance tax and 0.000667 percent oil field clean-up tax.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using declining balance and straight-line methods over the estimated useful lives of the depreciable assets. The estimated useful lives used range from three to five years. Leasehold improvements are amortized over the shorter of the useful life of the asset or the lease term. Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions. Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Upon retirement or sale, the cost and related accumulated depreciation of the disposed assets are removed, and any resulting gain or loss is credited or charged to operations.

Long-Lived Assets

The Company performs a review for impairment of proved natural gas properties on a depletable unit basis when circumstances suggest there is a need for such review in accordance with Financial Accounting Standards Board No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS No. 144). To determine if a depletable unit is impaired, the Company compares the carrying value of the depletable unit to the undiscounted future net cash flows by applying managements’ estimates of future natural gas prices to the estimated future production of natural gas reserves over the economic life of the property. Future net cash flows are based upon estimates of proved reserves. In addition, other factors such as probable and possible reserves are taken into consideration when justified by economic conditions and actual or planned drilling or other development activities. For a property determined to be impaired, an impairment loss equal to the difference between the carrying value and the estimated fair value of the impaired property will be recognized. Fair value, on a depletable unit basis, is estimated to the present value of the aforementioned expected future net cash flows. Any impairment charge incurred is recorded in accumulated depreciation, depletion, impairment and amortization to reduce the recorded basis in the asset. Each part of this calculation is subject to a large degree of judgment, including the determination of the depletable units’ reserves, future cash flows and fair value. For the fiscal years ended May 31, 2005 and 2004, no impairments have been recorded on proved properties.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

Unproved natural gas properties are periodically assessed and any impairment in value is charged to impairment expense. The costs of unproved properties, which are determined to be productive, are transferred to proved natural gas properties and amortized on a unit of production basis. For the fiscal years ended May 31, 2005 and 2004, no impairments have been recorded on unproved properties

Investment in Hamill and Prado Leases

The Company accounts for its investments in the Hamill and Prado leases at cost initially, and the cost is adjusted for the Company’s net revenue interest in the Hamill and Prado leases net revenue. The cost of the investments are increased by additional contributions to and reduced by distributions from the Hamill and Prado leases.

The Company depletes the acquisition cost of the Hamill and Prado leases using the units-of-production method as the related gas and oil reserves are produced so that each unit of gas or oil produced is assigned a pro rata portion of the unamortized acquisition cost plus additional improvements. The unit cost is computed on the basis of the total estimated units of gas or oil reserves.

In the case of the Prado lease where the Company owns a 50 percent interest, the Company does not believe that consolidation is appropriate as the other 50 percent owner has controlling interest through management of the property.

Amounts Due to Related Parties

All amounts due to related parties are non-interest bearing and payable on demand.

Income Taxes

The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Stock-Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has elected to continue to account for employee stock-based compensation using the intrinsic method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations, as permitted by SFAS No. 123; accordingly, compensation expense for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

For stock options issued to non-employees, the issuance of stock options is accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. Compensation expense is recognized in the financial statements for stock options granted to non-employees in the period in which the consideration is obtained from the non-employee.

Earnings Per Share

SFAS No. 128, "Earnings Per Share," requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

Basic EPS is computed by dividing earnings available to common stockholders by the weighted-average number of outstanding common shares during the period

There were no dilutive securities as of May 31, 2005 and 2004, as the effect of which would be anti-dilutive due to the Company’s net losses. No adjustments were made to reported net income in the computation of EPS.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

Warrants Issued in Conjunction With Convertible Debt

The Company allocates the proceeds received from convertible debt between the liability and the warrants issued in conjunction with the debt, based on their relative fair values, at the time of issuance. The amount allocated to the warrants is recorded as additional paid-in capital and as a discount to the related convertible debt. The discount is amortized to interest expense on a yield basis over the term of the related convertible debt using the effective interest method.

Comprehensive Income

The Company has determined that the Company’s net income and foreign currency translation adjustments were the only components of its comprehensive income as of May 31, 2005 and 2004, respectively.

Segment and Geographic Information

The Financial Accounting Standards Board issued SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” effective in 1998. SFAS No. 131 requires enterprises to report financial information and descriptive information about reportable operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company evaluated SFAS No. 131 and determined that the Company operates in only one segment (Note 15).

Fair Value of Financial Instruments

The fair values of the Company's cash, accounts receivable, accounts payable and accrued expenses approximate their carrying values due to the relatively short periods to maturity of these instruments. The fair value of the convertible debentures payable approximates their carrying amount due to the fixed interest rate of the debentures closely approximating floating rates at the financial statement date.

Translation of Foreign Currency

The Company's functional currency and its reporting currency is the United States dollar. The Company's subsidiary, ACL, operates in Canada and its operations are conducted in Canadian currency and therefore its functional currency is the Canadian dollar. In consolidation, foreign currency translation gains and losses are included in other comprehensive income.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

 Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period presented. Actual results could differ from those estimates.

Recent Accounting Pronouncements

On December 16, 2004, FASB published Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company will implement the revised standard in the second quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not require the recognition of compensation cost in the financial statements. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position.

On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, “Exchanges of Nonmonetary Assets” (“SFAS 153”), an amendment of APB Opinion No. 29, “Accounting for Nonmonetary Transactions” (“APB 29”). This statement amends APB 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception of exchanges of nonmonetary assets that do not have commercial substance. Under SFAS 153, if a nonmonetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for nonmonetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial statements.

SFAS No. 151, Inventory Costs, is effective for fiscal years beginning after June 15, 2005. This statement amends the guidance in Accounting Research Bulletin No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The adoption of SFAS No. 151 is expected to have no impact on the Company's consolidated financial statements.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

SFAS No. 152, Accounting for Real Estate Time-Sharing Transactions, is effective for fiscal years beginning after June 15, 2005. This statement amends SFAS No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in American Institute of Certified Public Accountants Statement of Position 04-2, Accounting for Real Estate Time-Sharing Transactions. The adoption of SFAS No. 152 is expected to have no impact on the Company's consolidated financial statements.

SFAS No. 153, Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29, is effective for fiscal years beginning after June 15, 2005. This statement addresses the measurement of exchange of nonmonetary assets and eliminates the exception from fair-value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Nonmonetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. The adoption of SFAS No. 153 is not expected to have a significant impact on the Company's consolidated financial statements.

Financial Accounting Standards Board Interpretation ("FIN") No. 46(R) revised FIN No. 46, Consolidation of Variable Interest Entities, requiring the consolidation by a business of variable interest entities in which it is the primary beneficiary. The adoption of FIN No. 46(R) is expected to have no impact on the Company's consolidated financial statements.

The Emerging Issues Task Force ("EITF") reached consensus on Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, which provides guidance on determining when an investment is considered impaired, whether that impairment is other than temporary and the measurement of an impairment loss. The FASB issued FSP EITF 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, which delays the effective date for the measurement and recognition criteria contained in EITF 03-1 until final application guidance is issued. The adoption of this consensus or FSP is expected to have no impact on the Company's consolidated financial statements.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

The EITF reached a consensus on Issue No. 04-8, The Effect of Contingently Convertible Debt on Diluted Earnings Per Share, which addresses when the dilutive effect of contingently convertible debt instruments should be included in diluted earnings (loss) per share. Upon ratification by the Financial Accounting Standards Board, EITF 04-8 will become effective for reporting periods ending after December 15, 2004. The adoption of EITF 04-8 did not have an impact on diluted earnings (loss) per share of the Company.

NOTE 3- PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows at May 31, 2005:

2005
Computer equipment	$3,931
Furniture and equipment	5,258
Leasehold improvements	4,853
14,042
Less: accumulated depreciation	11,871
$2,171

Depreciation expense was $467 and $617 for the fiscal years ended May 31, 2005 and 2004, respectively.

NOTE 4 - ADVANCE ON EQUIPMENT PURCHASES

Pursuant to an agreement with a manufacturer, which was controlled by the Company's former CEO, the Company had advanced $100,000 towards the purchase of an aquatic timber harvesting machine at a cost of $750,000. During July 2004, the Company entered into an agreement to return the aquatic timber harvesting equipment in exchange for a $100,000 reduction in amounts currently owed to the former CEO and the manufacturer (Notes 14 and 16).

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

NOTE 5- DEFERRED FINANCING COSTS

In connection with the sale of convertible debentures in March and August 2004, the Company incurred financing fees. These fees are amortized on the effective interest method over the 24-month life of the debentures. The unamortized balance of these fees was $60,855 at May 31, 2005.

NOTE 6 - INVESTMENT IN HAMILL LEASE

The investment in Hamill lease consists of the following for fiscal year ended May 31, 2005:

Balance at beginning of fiscal year	$591,930
Additional investment	121,770
Proportionate equity in natural gas revenues	127,539
Proportionate share of lease operating expenses	(30,413)
Receipt of earnings in Hamill lease	(135,299)
Depletion of investment cost	(35,293)
$640,234

NOTE 7 - INVESTMENT IN PRADO LEASE

The investment in Prado lease consists of the following for fiscal year ended May 31, 2005:

Payment to acquire working interest (Notes 1 and 3)	$70,000
Nonrefundable deposits to acquire 40 percent interest	(40,000)
Sale of partial interest in Prado lease - Strong	(36,156)
Additional investment	18,522
Proportionate equity in oil revenues	9,474
Proportionate share of lease operating expenses	(14,962)
Depletion of Investment Cost	(1,637)
$5,420

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

During July 2004, the Company entered into an agreement in principle to sell a portion of its working interest in the Prado field to Titan Consolidated Inc. (“Titan”), a Nevada corporation. The Company received a total of $40,000 in non-refundable deposits from Titan. As of May 31, 2005, the Company had not received from Titan the remaining amount due of the non-refundable deposit of $10,000. Under the terms of the agreement, the Company has no further obligations to Titan (see Note 17).

NOTE 8 - CONVERTIBLE NOTES AND WARRANTS

Convertible debentures payable bear interest at 12 percent, due on a quarterly basis, and are secured by a first priority interest in the Company's assets. Any amount of principal or interest due under the debentures, which is not paid when due will bear interest at 15 percent per annum from the due date thereof until the amount is paid. Debentures aggregating $780,800 at May 31, 2003, were amended in December 2003 to be convertible into the Company's common shares at 40 percent of the average of the lowest three inter-day sales prices during the twenty trading days immediately preceding the conversion date.

Additionally, in connection with this amendment, the Company recorded a beneficial conversion feature, as the debentures are convertible into common shares at prices that are less than the market price at the date of issuance. Therefore, a total discount of $377,400 was recognized for beneficial conversion features in connection with the debentures outstanding as of May 31, 2003 and has been expensed as financing fees during the fiscal year ended May 31, 2005 because the debentures are immediately convertible.

In December 2003, the Company signed a $100,000 convertible promissory note as an advance on $900,000 convertible notes and warrants that were subsequently issued in March 22, 2004. The Company used $80,000 as a deposit to acquire the Hamill Lease (Notes 1 and 6).

During March 2004 and August 2004, the Company issued a $900,000 and $250,000, respectively, of convertible notes and warrants. Convertible debentures payable bear interest at 10 percent, due on a quarterly basis, and are secured by a first priority interest in the Company's assets. Any amount of principal or interest due under the debentures, which is not paid when due will bear interest at 15 percent per annum from the due date thereof until the amount is paid. The debentures are convertible, at the investors’ sole option, into common shares at the lesser of $0.004 per share (fixed conversion price) or

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

40 percent of the average of the lowest three inter-day sales prices during the twenty days immediately preceding the conversion date. If, at any time, the Company issues or sells any shares of common stock for no or below market consideration (dilutive issuance), then immediately upon the dilutive issuance, the fixed conversion price will be reduced to the amount of the consideration per share received by the Company in such dilutive issuance. The number of common shares issuable upon the conversion of the debentures is limited to 4.9 percent in beneficial ownership by the debenture holders and its affiliates of the outstanding shares of common stock. Once the maximum amount of common shares has been issued, in lieu of any further right to convert the debentures, the Company shall pay to the debenture holder, an amount equal to 130 percent of the then outstanding principal amount of the debenture plus accrued and unpaid interest and other related charges within fifteen business days of the maximum conversion date. If the Company exercises its right to prepay the debentures, the Company will make payment to the debenture holders in an amount equal to 150 percent of the sum of the then outstanding principal amount of the debentures plus accrued and unpaid interest on the unpaid principal amount of the debenture to the optional prepayment date plus any other related penalties. The debentures do not automatically convert to common shares on their due dates.

The debentures are due as follows:

Due Date	May 31, 2004	Issued	Converted	May 31, 2005
September 29, 2001(*)	$480,800	-	$-	$480,800
March 14, 2002(*)	100,000	-	-	100,000
December 4, 2002(*)	200,000	-	-	200,000
March 22, 2006	900,000	-	-	900,000
August 6, 2006	-	250,000	-	250,000
	1,680,800	$250,000	$-	$1,930,800

Unamortized discount related to beneficial conversion options on the convertible debentures payable	(1,380,559)	(708,696)
	$300,241	$1,222,104

(*) Maturity extended until March 2006

In conjunction with the above debentures, the Company granted the following common share purchase warrants to the debenture holders:

	Exercise
	Price per	Outstanding			Outstanding
Expiration Date	Share	May 31, 2004	Issued	Expired	May 31, 2005
March 22, 2009	$0.004	900,000	-	-	900,000
August 6, 2009	0.004	-	250,000	-	250,000
		900,000	250,000	-	1,150,000

The March 2004 and August 2004 convertible debentures contain a beneficial conversion feature as the debenture holders are granted common share purchase warrants and the debentures are convertible into common shares at prices that are less than the market price at the date of issuance. The debenture proceeds attributable to the warrants was estimated to be $nil, as the warrants were valued at market value on the date of issuance. The intrinsic value of the beneficial conversion option relating to the debentures being convertible into common shares at prices that are less than the market price at the date of issuance has been calculated at $900,000 and $250,000, respectively, which is recognized in accordance with EITF 98-5, as modified, where applicable, by EITF 00-27. All debentures and warrants can be exercised anytime after issuance. Therefore, a total of $544,463 for beneficial conversion features in connection with the March 2004 and August 2004 debentures and warrants have been expensed as finance fees in the fiscal year ended May 31, 2005.

In connection with these convertible debentures, the Company had $626,525 and $323,165 of accrued interest at May 31, 2005 and 2004, respectively, which is included in accrued expenses in these consolidated financial statements.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

All convertible debentures are issued to the same group, thus no conflict exist with security in the first priority interest in the Company’s assets.

NOTE 9 - NOTES PAYABLE

In September 2003, the Company signed an agreement with an investor to provide a loan of approximately $28,000 that would be exchanged for shares should shareholders approve the increase in authorized shares in the forthcoming proxy vote. The note is convertible into 200,000 shares of the Company’s common stock. The note will be converted following a combination (reverse split) of the issued and outstanding shares pending shareholder approval of the proxy (Note 16).

In November 2003, the Company signed a loan agreement with an investor for $25,000, to be repaid in three equal payments over the course of sixty months. The Company agreed to issue 200,000 shares pending shareholders approval of the proxy (Note 16).

During July 2004, the Company received a short-term loan in the amount of $7,460, which was used, along with Company’s available cash, to fund the purchase of the 50 percent ownership interest in the Prado field lease. The Company agreed to repay the $7,460 once funding became available and agreed to pay interest at 20 percent of the amount borrowed over the next 12 months. Following the closing of the $250,000 convertible debentures in August 2004, the investor declined the repayment in favor of re-investing his principal and 20 percent proceeds with the Company. Thus, the total aggregate of the loan is $36,791 and is included in notes payable in these consolidated financial statements.

NOTE 10 - INCOME TAXES

The components of the provision for taxes based on income for the fiscal years ended May 31 are as follows:

	2005	2004

Current

Federal	$-	$-

State	-	-

Total Current	-	-

Deferred

Federal	-	-

State	-	-

Total Deferred	-	-

Total Tax Provision	$-	$-

The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the fiscal years ended May 31:

	2005	2004
Federal Income Tax Rate	(34.0)%	(34.0)%
Effect of Valuation Allowance	34.0%	34.0%
Effective Income Tax Rate	0.0%	0.0%

At May 31, 2005, the Company had net operating loss carry-forwards for Federal income tax purposes of approximately $4,800,000. Because of the current uncertainty of realizing the benefit of the tax carry-forwards, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carry-forwards depends predominantly upon the Company's ability to generate taxable income during the carry-forward period.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

Deferred Tax Assets
Loss Carry-forwards	$2,029,715
Less: Valuation Allowance	(2,029,715)
Net Deferred Tax Asset	$-

Net operating loss carry-forwards expire starting in 2012 through 2025. Per year availability is subject to change of ownership limitations under Internal Revenue Code Section 382.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Operating leases

The Company rents office space on a month-to-month basis for approximately $280 per month. Rent expense was approximately $3,300 and $3,400 for the fiscal years ended May 31, 2005 and 2004, respectively.

Service and Consulting Agreements

The Company has entered into various service and consulting agreements as follows:

•
During March 2003, Gary Ackles resigned as Director, President and CEO of the Company and was succeeded by Sheridan B. Westgarde. Both Mr. Ackles and Mr. Westgarde entered into consulting agreements ranging from 18 to 36 months commencing April 1, 2003, providing for monthly consulting fees of $5,500 and $7,500, respectively. In addition, the Board of Directors has committed to make Mr. Westgarde a significant shareholder in the Company defined as a share position of 5 percent of the authorized share volume of the Company issued over the course of three years. Effective, March 1, 2004, the agreement for Mr. Westgarde was modified to reduce the cash portion of the consulting fee to $5,000 per month and include $1,500 per month in stock compensation. The agreement for Mr. Ackles was terminated effective March 1, 2004. As of May 31, 2005, approximately $132,800 was owed to Mr. Westgarde and Mr. Ackles for unpaid consulting fees.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

•
During March 2004, the Company entered into consulting agreement with Harvey Smith to provide oil and gas expertise. The consulting agreement, effective February 1, 2004, was for one year and provided for consulting fees of $2,000 cash and $2,000 worth of Company common stock. In addition, the Company had committed to make Mr. Smith a significant shareholder pending shareholder approval of the proxy (Note 16). The Company had also agreed to compensate Mr. Smith with a 7 percent commission on any financings that Mr. Smith brings to the Company. This contract expired February 1, 2005 and has not been renewed by the Company.

•
During March 2004, the Company entered into consulting agreement with Lonnie Hayward, a Consultant who was instrumental in the Company acquiring the working interest in the Hamill lease. The consulting agreement, effective December 15, 2004, was for one year and provided for consulting fees of $3,500 cash and $1,500 worth of Company common stock. In addition, the Company has committed to make Mr. Hayward a significant shareholder pending shareholder approval of the proxy (Note 16). As of fiscal year ended May 31, 2005, the Company has continued to honor the terms of Mr. Hayward’s original contract and have been doing so on a month to month basis.

Lease Operating Agreement

The Company has a Lease Operating Agreement in place with Century. The agreement requires the Company to pay its 20% share of lease operating fees, amounting to approximately $14,580 annually. The agreement also details the Company’s responsibility for 20% of all lease operating expenses, unscheduled repair, maintenance or re-completion of the lease or wells on an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill lease.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

NOTE 12 - COMMON STOCK

Common Stock

The Company has authorized 100,000,000 shares of $0.001 par common stock. As of May 31, 2004 and 2001, 100,000,000 shares were issued and outstanding. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions (Notes 11, and 16).

During June 2001, the Company issued 2,500,000 shares of restricted stock at $0.05 per share for deposit on the purchase of equipment (price reflected market price) for a total value of $125,000. As of May 31, 2004, the agreement has been formally canceled by the seller. Therefore, the value of the shares of $125,000 has been presented as a contra equity item, as the Company determined that the amount no longer represents an asset as defined in Statement of Financial Accounting Concepts No. 5 “Recognition and Measurement in Financial Statements of Business Enterprises”. The Company has had difficulty in retrieving the original restricted share certificates due to the death of the stockholder. As of May 31, 2005, the Company has received from the executor of the stockholder’s estate a letter informing the Company that they are unable to return the original stock certificates due to their being lost or destroyed and instructions to the Company’s transfer agent to cancel the certificates. The Company is moving ahead with the cancellation of the original stock certificates with the transfer agent.

In accordance with the debenture agreement (Note 8), the Company is required to during the period the conversion rights exists, the Company will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the full conversion of the debentures.

Preferred Stock

The Board of Directors has the authority to issue preferred stock and to fix and determine its series, relative rights and preferences. As of May 31, 2005 and 2004, no classes of preferred stock were authorized, issued or outstanding.

NOTE 13 - STOCK OPTIONS

As of May 31, 2004, there were a total of 1,425,250 options outstanding to purchase the Company’s common stock at an exercise price of $0.52 per share, which was the market price of the options on the date of grant. These options expired on February 22, 2005.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

The following table summarizes the option activity for the fiscal year ended May 31, 2005:

			Weighted-	Weighted-
	Number of		Average	Average Fair
	Shares	Exercise Price	Exercise Price	Value
May 31, 2004	1,425,250	$0.52	$0.52	$0.52
Granted	-
Exercised	-
Expired	(1,425,250)
May 31, 2005	-

NOTE 14 - RELATED PARTY TRANSACTIONS

The Company has a three-year consulting agreement with it’s CEO, Director and President, commencing April 1, 2003 and providing for monthly consulting fees of $7,500. In addition, the Board of Directors has committed to make the CEO a significant shareholder in the Company with a share position of 5 percent of the new authorized share volume of the Company issued over the course of three years. Effective, March 1, 2004, this agreement was modified to reduce the cash portion of the consulting fee to $5,000 per month and include $1,500 per month in stock compensation.

During July 2004, the Company entered into a agreement to exchange amounts due to the CEO, as well as stock compensation due under the current consulting agreement, for a 27 percent common share equity position in the Company post-restructured and pending shareholder approval of the Proxy. As a director of the Company, the CEO’s shares would be affiliate status and bearing all restrictions according to affiliates as stated in the Securities and Exchange Act of 1933 (Note 16).

During May 2004, the Company borrowed $44,000 from Legacy Systems Corporation, a Company owned by the former CEO. The security for the loan was the aquatic timber harvesting equipment (Note 4).

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

During July 2004, the Company entered into an agreement with the former Company CEO and a manufacturing company controlled by him, to settle amounts currently owed to both. The agreement requires the Company to return the aquatic timber harvesting equipment (Note 4) and issue 40,000,000 pre-restructured shares of the Company’s common stock in exchange for, forgiveness of the $44,000 borrowed from the manufacturer and the $80,000 due in un-paid licensing fees. The remaining amount due the former CEO of $417,000 will be converted into 13 percent of the issued and outstanding post-restructured shares of the Company pending shareholder approval of the Proxy (Note 16). The agreement stipulates that the former CEO would be an affiliate of the Company bearing all the restrictions of Affiliates according to the Securities and Exchange Act of 1933.

During July 2004, the Company received short term loans from its CEO, a consultant and another individual for a total of $42,000, which was used, along with Company’s available cash, to fund the purchase of the 50 percent ownership position in the Prado Field lease. The Company agreed to repay the loan amount borrowed once funding becomes available and agreed to pay an additional 20 percent of the amount borrowed over the next 12 months. Following the closing of the $250,000 convertible debentures in August 2004, the CEO and the consultant were repaid their principal amounts plus 10 percent, while the other individual declined repayment in favor of re-investing his principal and proceeds with the Company. The remaining 10 percent will be paid within the next 10 months.

During March 2004, the Company entered into consulting agreement with a consultant to provide oil and gas expertise. The consulting agreement, effective February 1, 2004, was for one year and provided for consulting fees of $2,000 cash and $2,000 worth of Company common stock. The stock was to be payable at every six month anniversary, for as long as the agreement was in place. The issued stock was to be at a 20 percent discount to the average stock price of the 6 proceeding months of consulting services. In addition, the Company had committed to make the consultant a significant shareholder pending shareholder approval of the proxy (Note 16). The Company had also agreed to compensate the consultant with a 7 percent commission on any financings that he brings to the Company. This contract expired February 1, 2005 and has not been renewed by the Company.

During March 2004, the Company entered into consulting agreement with a consultant who specializes in publicly held companies and who was instrumental in the Company acquiring the working interest in the Hamill lease. The consulting agreement, effective December 15, 2004, is for one year and provides for consulting fees of $3,500 cash and $1,500 worth of Company common stock. In addition, the Company has committed to make the consultant a significant shareholder pending shareholder approval of the proxy (Note 16). As of fiscal year ended May 31, 2005, the Company has continued to honor the terms of this contract on a month to month basis.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

NOTE 15 - SEGMENT INFORMATION

During the fiscal years ended May 31, 2005 and 2004, the Company had foreign assets in Canada. The following geographic area data for trade revenues is based on product or service delivery location, and property, plant, and equipment is based on physical location.

Net earnings from external sources at May 31:

	2005	2004
United States	$91,634	$33,053
Canada	-	-
	$91,634	$33,053
Segment assets:
	2005	2004
United States	$789,604	$744,031
Canada	102,190	106,870
	$891,794	$850,901

NOTE 16 - PROXY 14A SHAREHOLDER VOTE

The Company is currently in process to seek approval from shareholders for the following;

1.	To amend our certificate of incorporation to increase the number of authorized Common Stock from 100,000,000 to 3,000,000,000 shares;

2.	To amend our certificate of incorporation to change the Company name to Valor Energy Corporation;

3.
Amend our certificate of incorporation to provide for a stock restructuring (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each seven hundred and fifty outstanding shares of Common Stock.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

The increase in authorized shares (Item 1.) will allow the Company to facilitate the conversion of existing convertible debt as well as amounts due to related parties (Notes 11 and 14).

The change of our Company name (Item 2.) will better identify the Company in the new business.

The stock restructuring or reverse split (Item 3.) will allow the Company to facilitate the issuance of common shares in connection with the purchase of the Hamill natural gas lease, meet obligations to industry professionals as well as to facilitate the continued conversion of existing convertible debt. (Notes 1, 8, 12 and 14)

The Company plans to convert existing convertible debt to reducing the amount outstanding and then perform a restructuring or reverse split of the stock. The following table details the Company’s commitments pending approval of shareholders.

	Number of proposed common share (in millions)	Proposed percentage of common stock after reverse

Existing Shareholders, certain accounts payables & notes	3.278	13.11%

New Century Energy Corp. (Notes1)	3.750*	15.00%*

Lonnie Hayward - future Director (Notes 11 & 14).	6.750	27.00%

Gary Ackles for settlement of amounts due (Notes 14)	3.250	13.00%

Harvey Smith for expertise & consulting (Notes 10 & 14)	1.223	4.89%

Sheridan B. Westgarde Director/CEO & for amounts due (Notes 14)	6.750	27.00%

Totals	25.000	100.00%

(*) Share percentage has been reduced to 7.5% and thus the volume of shares distributed would reduce accordingly.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

NOTE 17 - SUBSEQUENT EVENTS

In June 2005 the Company purchased a 50% working interest in a 26 leases program in Waller County in the area of the Brookshire Dome Field. The cost of the acquisition was $19,930. This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. The Company further invested an additional $95,143 for drilling activities that were commenced on the first well on June 15, 2005.  This well was temporarily plugged and abandoned at a depth of 5,200 feet on June 27, 2005. A prognosis is being developed to deepen this wellbore to 7,500 feet to explore for a deeper potential target. Depending on the availability of a suitable drilling rig this operation may start as early as the second or third quarter of 2005. As an alternative, a new shallow test may be proposed on the west side of the acreage to test a shallower potential target.

On June 1, 2005, 47,300,000 share certificates of Titan Oil and Gas (formerly Titan Consolidated Inc. and herein refereed to as “Titan”), were received by the Company. Titan represented that the shares were valued, and the Company agreed, at $460,000. These shares were issued to the Company as consideration for a 40 percent working interest in the Company’s Prado field interest. An agreement was also reached with Titan, whereby the Prado field property interest could be exchanged for a different property interest that the Company may elect to participate in in the future. At the time of this report the Company is finalizing the sale of the Titan shares to third parties for the conversion of the shares to cash.

In June of 2005, the Company entered into a working capital loan agreement with United Business Associates (“UBA”), a company partly owned by the Company’s current CEO and a consultant. In the terms of the agreement UBA will provide the Company $200,000 in working capital that will be secured as a convertible note, convertible to the Company’s common stock. Additionally, UBA will be granted a 5 percent non-cost bearing over-ride on revenues generated by certain new project developments of the Company.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

In June of 2005, the Company agreed to an amendment to the convertible debentures dated March 19, 2004 having a total aggregate of $900,000. The agreement amends the applicable percentage of discount from 60 to 70 percent.

NOTE 18 - ESTIMATED QUANTITIES OF PROVED OIL AND GAS RESERVES AND PRESENT VALUE OF ESTIMATED FUTURE NET REVENUES

This section provides information required by Statement of Financial Accounting Standards No. 69, Disclosures about Oil and Gas Producing Activities.

As of fiscal year ended May 31, 2004, no report was available on which the Company could base audited reserve estimates consistent with the Securities and Exchange Commission regulations. As such, the Company reported unaudited estimates that were subject to change once such a report became available. As of fiscal year ended May 31, 2005, the Company’s reserve estimates were changed based on the January 1, 2005, report produced by R.A. Lenser and Associates, registered petroleum engineers and geologists. The proved reserves estimates in the report conform to the definitions as set forth in the Securities and Exchange Commission's Regulation S-X Part 210.4-10 (a) as clarified by various Commission Staff Accounting Bulletins and to the definitions endorsed by the Society of Petroleum Engineers (SEE), the Society of Petroleum Evaluation Engineers (SPEE) and the World Petroleum Congresses (WPC).”

R. A. Lenser & Associates, independent petroleum engineers located in Houston, Texas, prepared estimates of the net proved oil and natural gas reserves as of January 1, 2005 for the South Sargent Field, Hamill Lease. The reserve estimates were prepared using constant prices and costs in accordance with the guidelines of the Securities and Exchange Commission ("SEC"). The prices used in preparation of the reserve estimates were based on the market prices in effect as of December 31 2004, with the appropriate adjustments (transportation, gravity, basic sediment and water ("BS&W,") purchasers' bonuses, Btu, etc.) applied to each field. The reserve estimates represent the gross property revenue for the Hamill Lease (South Sargent Field).

Our proved undeveloped (PUD) reserves primarily relate to reserves that are to be recovered from two new proved drilling locations. Since our Hamill Lease located in the South Sargent field in Matagorda County, Texas is in an area with multiple pay zones, this property has proved producing, proved non-producing and proved undeveloped reserves.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

Proved undeveloped reserves associated with the Hamill Lease in the South Sargent field in Matagorda County, Texas accounts for approximately 100% of our proved undeveloped gas reserves. We consider these reserves to be lower risk than other proved undeveloped reserves that require drilling at locations offsetting existing production. All of these proved undeveloped reserves are located in favorable structural locations within known producing fault blocks, with multiple pay zones, in a field with reservoirs that historically produced substantial volumes of gas under primary production. The main reason these reserves are classified as undeveloped is because they require significant additional capital investment associated with drilling new wells and building additional sales facilities in order to produce the reserves.

Aquatics Cellulose International Corp. Estimated Net Reserves and Income Data Attributable to Certain Leasehold Interests

	As of January 1. 2005
	Proved Producing	Proved Undeveloped	Total Proved
Remaining Reserves
Oil / Condensate - MBbIs	1	0	1
Gas - MMCF	39	205	244
Income Data
Future Gross Revenue	$257,131	$1,046,928	$1,304,059
Deductions	95,986	409 150	505,136
Future Net Income	$161,145	$637,778	$1,809,195
Discounted FNI @ 10%	$150,345	$443,408	$593,753

REPRESENTATIVE OIL AND GAS PRICES: Oil -$41.43 Natural gas- $5.22

(1) Determined based on year-end unescalated prices and costs in accordance with the guidelines of the SEC, discounted at 10% per annum.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

There are numerous uncertainties inherent in estimating quantities of proved oil and natural gas reserves and their values, including many factors beyond our control. The reserve data included herein represents only estimates. Reserve engineering is a subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available geological, geophysical, engineering and economic data, the precision of the engineering and judgment. As a result, estimates of different engineers often vary. The estimates of reserves, future cash flows and present value are based on various assumptions, including those prescribed by the SEC relating to oil and natural gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds, and are inherently imprecise. Actual future production, cash flows, taxes, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves may vary substantially from our estimates. Such variations may be significant and could materially affect estimated quantities and the present value of our proved reserves. Also, the use of a 10% discount factor for reporting purposes may not necessarily represent the most appropriate discount factor, given actual interest rates and risks to which the Company or the oil and natural gas industry in general are subject.

The present values referred to herein should not be assumed to represent the current market value of estimated oil and natural gas reserves. In accordance with requirements of the SEC, the estimates of present values are based on prices and costs as of the date of the estimates, which was January 1, 2005. Actual future prices and costs may be materially higher or lower than the prices and costs as of the date of the estimate.

Quantities of proved reserves are estimated based on economic conditions, including oil and natural gas prices in existence at the date of assessment. Our reserves and future cash flows may be subject to revisions based upon changes in economic conditions, including oil and natural gas prices, as well as due to production results, results of future development, operating and development costs and other factors. Downward revisions of our reserves could have an adverse affect the Company’s financial condition, operating results and cash flows.

Due to recurring net operating losses, which can be utilized to offset projected discounted future net cash flows, no provision for income taxes is considered necessary.

No reserve estimates have been filed with any other Federal authority or agency.

AQUATIC CELLULOSE INTERNATIONAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2005

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aquatic Cellulose International Corp.

By: /s/ Sheridan Westgarde
Sheridan Westgarde
Director, Chief Executive Officer,
President and Chief Accounting Officer

Date: October 28, 2005

By: /s/ Sheridan Westgarde
Sheridan Westgarde
President and Chief Accounting Officer

Date: October 28, 2005

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sheridan Westgarde	Director, Chief Executive Officer	October 28, 2005

/s/ Sheridan Westgarde	President and Chief Accounting Officer	October 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

14	Code of Ethics for Chief Executive Officer and Senior Financial Officers

23.1	Consent of WJ&A LLLP

31.1	Certification of the Chief Executive Officer pursuant to Rule 13a-14(a) (Section 302 of the Sarbanes-Oxley Act of 2002)

31.2	Certification of the Chief Financial Officer pursuant to Rule 13a-14(a) (Section 302 of the Sarbanes-Oxley Act of 2002)

32.1	Certification of the Chief Executive Officer pursuant to 18 U.S.C.ss.1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C.ss.1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

☒ Quarterly Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

For the quarterly period ended August 31, 2005

OR

☐ Transition Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

For the transition period from _______________ to _______________

Commission file number 0-21384

AQUATIC CELLULOSE INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	82-0381904
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2504 - 43rd Street, Suite 5, Vernon, B.C.	V1T 6L1
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone number, including area code: (250) 558-4216

(former, name, address and former fiscal year, if changed since last report)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒   No  ☐

State the number of shares outstanding of each of the Registrant's classes of common stock, as of the latest practicable date.

Class of Common Stock	Outstanding at August 31, 2005

$.001 par value	100,000,000

F-1

Transitional Small Business Disclosure Format Yes No X

FORM 10-QSB
United States
Securities and Exchange Commission
Washington, D.C. 20549

Aquatic Cellulose International Corp.

Index

PART I - FINANCIAL INFORMATION

Item 1. Consolidated Financial Statements

Consolidated Balance Sheet at August 31, 2005 (unaudited)

Consolidated Statements of Operations for the three months ended August 31, 2005 (unaudited) and 2004 (unaudited)

Consolidated Statements of Comprehensive Loss for the nine-months ended August 31, 2005 (unaudited) and 2004 (unaudited)

Consolidated Statements of Cash Flows for the three-months ended August 31, 2005 (unaudited) and 2004 (unaudited)

Notes to Consolidated Financial Statements (unaudited)

Item 2. Management's Discussion and Analysis of Financial Condition and Plan of Operations.

Item 3. Control and Procedures

PART II. - OTHER INFORMATION

Item 1. Legal Proceedings

Item 2. Changes in Securities and Use of Proceeds

Item 3. Defaults Upon Senior Securities

Item 4. Submission of Matters of a Vote to Security Holders

Item 5. Other Information

Item 6. Exhibits and Reports on Form 8-K

SIGNATURES

2

F-2

ITEM 1. CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Financial Statements of

AQUATIC CELLULOSE
INTERNATIONAL CORP.
AND SUBSIDIARY
Three-month period ended August 31, 2005 and 2004
(Unaudited)

AQUATIC CELLULOSE INTERNATIONAL CORP.

Consolidated Balance Sheet

August 31, 2005

Assets

Current Assets
Cash	$19,810
Deferred financing costs, net of accumulated
amortization of $91,251	43,954
Total current assets	63,764
Property and equipment, less accumulated
depreciation of $11,948	2,094
Investment in Hamill lease	681,760
Investment in Prado lease	5,194
Investment in Brookshire lease	115,073
Advance on equipment purchase	100,000
Total Assets	$967,885
Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable	$49,130
Accrued expenses	870,672
Amounts due to related parties	811,819
Convertible debentures, net of discount of $470,596	1,460,204
Notes payable	176,865
Total current liabilities	3,368,690
Stockholders' Deficit
Preferred stock,$0.001 par value per share
10,000,000 shares authorized. No shares
issued and outstanding	-
Common stock, $0.001 par value, 100,000,000
shares authorized, 100,000,000 shares issued and outstanding	100,000
Advance on deposit of equipment	(125,000)
Additional paid in capital	7,389,493
Accumulated deficit	(9,718,987)
Foreign currency translation adjustment	(46,311)
Total stockholders' deficit	(2,400,805)

Total Liabilities and Stockholders' Deficit	$967,885

See accompanying notes

3

F-3

AQUATIC CELLULOSE INTERNATIONAL CORP.

Consolidated Statements of Operations

	Three Months Ended	Three Months Ended
	August 31, 2005	August 31, 2004

Equity in earnings of leases	$24,118	$58,368

Operating expenses
Selling, general and administrative	60,862	87,155
Financing fees	334,835	295,504
Depreciation and depletion	16,890	9,643
Total operating expenses	412,587	392,302
Net loss	$(388,469)	$(333,934)
Weighted Average Shares	100,000,000	100,000,000

Loss Per Common Share	$(0.00)	$(0.00)

See accompanying notes.

4

F-4

AQUATIC CELLULOSE INTERNATIONAL CORP.

Consolidated Statements of Comprehensive Loss

	Three Months Ended	Three Months Ended
	August 31, 2005	August 31, 2004

Net loss	$(388,469)	$(333,934)

Foreign exchange translation adjustment	(1,296)	(763)

Comprehensive loss	$(389,765)	$(334,697)

See accompanying notes.

5

F-5

AQUATIC CELLULOSE INTERNATIONAL CORP.

Consolidated Statements of Cash Flows

	Three Months Ended	Three Months Ended
	August 31, 2005	August 31, 2004
Cash flows from operating activities:
Net loss	$(388,469)	$(333,934)
Adjustments to reconcile net loss to
net cash used by operating activities:
Depreciation and depletion	16,890	9,643
Amortization of deferred financing costs	16,901	13,545
Amortization of beneficial conversion feature	238,100	207,564
Undistributed equity in earnings (loss) of leases	(6,633)	(30,760)
Increase (decrease) in operating assets and liabilities
Prepaid expenses and other current assets	-	450
Accounts payable and accrued expenses	105,464	47,208
Net cash used by operating activities	(17,747)	(86,284)

Cash flows from investing activities:
Purchase of interest in Brookshire lease	(19,930)	-
Purchase of interest in Prado lease	-	(70,000)
Non-refundable deposit on sale of Prado lease	-	10,000
Additional investment in Hamill lease	(51,479)	(44,538)
Additional investment in Brookshire lease	(95,143)	-
Net cash used by investing activities	(166,552)	(104,538)

Cash flows from financing activities:
Issuance of convertible debenture payable	-	250,000
Deferred financing costs	-	(27,472)
Unpaid fees and expenses due to stockholders	7,217	18,020
Proceeds from the issuance of notes payable	115,074	8,791
Net cash provided by financing activities	122,291	249,339

Effect of exchange rate on cash balance	(1,296)	(763)

Net (decrease) increase in cash	(63,304)	57,754

Cash at beginning of period	83,114	58,252
Cash at end of period	$19,810	$116,006

SUPPLEMENTAL INFORMATION:

Interest paid	$-	$3,467
Taxes paid	$-	$-

See accompanying notes.

6

F-6

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

NOTE 1 - ORGANIZATION AND BUSINESS COMBINATION

Aquatic Cellulose International Corp. (the "Company" or "AQCI") was incorporated under the laws of the State of Nevada in 1996. During the fiscal year ended May 31, 2003, the Company ceased its underwater timber recovery operations and entered the oil and gas industry by acquiring and holding non-operating interests in oil and gas properties in the US.

Effective March 1, 2004, the Company acquired a 20 percent ownership position and a 16 percent net revenue interest in the Hamill lease, a 3,645-acre natural gas producing property located in Matagorda County, Texas, pursuant to an agreement with Century Resources Inc. (Century has since become a wholly owned subsidiary of the publicly traded company New Century Energy Corp. and is herein referred to as “Century”). The purchase was made on the basis of the property having existing production and revenues as compared to an exploration property with no production. Thus, the Company agreed to assume an increased percentage of the costs for a lesser percentage of the revenue on a 1/3 to 1/4 ratio, resulting in the 20 percent ownership stake and 16 percent net revenue interest before royalty expense. Century has an interest in various oil and natural gas properties. The agreement also includes an exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century, which had three successive one-year terms, with the Company holding the exclusive option on each year. The cost of this acquisition and exclusive optional participation agreement that was originally agreed to was $580,000 in cash and prior to the subsequent amendment, a 15 percent ownership stake in the Company (Note 14).

Effective January 1, 2005, the exclusive, optional, “New Project and Exploration Drilling Participation’ agreement with Century was modified, wherein, both the Company’s three successive one year term options for participation on all Century deals and Century’s 15 percent ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company. The Company is currently in the process of conducting a special meeting of shareholders to seek proxy approval to meet this 7.5 percent ownership commitment (Note 14). The Company has not yet determined the exact number of shares that will be issued to give effect to the purchase nor can it determine the value of those shares. Because of the contingent nature of this element of the purchase price the value of those shares will be recorded as an additional element of the cost once determined.

During July 2004, the Company completed an acquisition of a 50 percent ownership position and a 45 percent net revenue interest of an approximately 1,400-acre lease in the Prado Oil Field (Prado), located in Jim Hogg County, Texas. The Company’s 50 percent portion of the acquisition cost was $70,000 (Notes 7). The lease has 20 existing wells that were originally producing in the 1960’s, 2 of which are still producing.

On April 26, 2005, the Company, together with Century, entered into a Development Agreement with Shengkang Energy International, Inc. (now doing business as Strong Petroleum Group, Inc. a Texas corporation hereinafter “Strong”) to invest and participate in the re-development of the Company’s and Century’s Prado field interests. This agreement was subject to receiving consent from the lessor for an anticipated future partial assignment, which was received on May 11, 2005. The Development Agreement calls for Strong to invest at least $2.0 million in the initial work program in 2005 and to pay a signing bonus to the Company and Century. Strong will pay all of the initial work program expenditures

7

F-7

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

while providing the Company and Century a 12.5 percent working interest. Strong paid Century a $25,000 deposit towards the project on April 7, 2005 and on May 12, 2005 Strong paid Century the balance due under the Development Agreement of $200,000. Century promptly distributed 50 percent of the total aggregate payments made by Strong to the Company. The Development Agreement also provides for, on a pro-rata basis, the Company and Century to have a one time option to elect to convert the 12.5 percent working interest to a 33.33 percent working interest following the completion of the initial work program by Strong. If elected, the Company and Century will reimburse Strong for their pro-rata percentage share of any increase in ownership greater than the 12.5 percent up to the 33.33 percent of the initial $2.0 million expenditures.

Discontinued Operations

The Company has discontinued its timber recovery operations and as of July 2004 entered into an agreement to return aquatic timber harvesting equipment and settle the amount due the former CEO as of May 31, 2004 (Notes 10 and 14).

Basis of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Aquatic Cellulose Ltd. ("ACL"). All significant intercompany balances and transactions have been eliminated.

Business Operations

As of August 31, 2005, the Company operated primarily in the United States, although its corporate offices are in Canada. The Company currently operates in a single business segment and a description of the business operations of each company is as follows:

Aquatic Cellulose International Corp (AQCI) provides management services to its wholly owned subsidiary, Aquatic Cellulose Ltd (ACL) and its working interests in the Hamill, Prado and Brookshire properties (Notes 6 and 7).

ACL was working closely with its manufacturer on the construction of aquatic timber harvesting equipment. As of May 31, 2003, these operations were discontinued. During July 2004, the Company entered into an agreement to return the aquatic timber harvesting equipment and settle the amount due its manufacturer as of May 31, 2004 (Notes 10 and 14).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company has experienced recurring losses, has a working capital deficiency of $3,304,926 and an accumulated deficit of $9,718,987 as of August 31, 2005. Its current investments are limited to its investments in certain oil and natural gas producing properties in Texas. At the present time, the Company is receiving minimal cash flow from its oil and natural gas investments. Future realization of the Company’s investment will depend upon obtaining debt and/or equity financing to allow for the development of oil and gas properties, of which there can be no assurance.

8

F-8

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

Accordingly, the consolidated financial statements are accounted for as if the Company is a going concern and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or other adjustments that might be necessary should the Company be unable to continue as a going concern.

Revenue Recognition

The Company currently has no operating activities other than its working interests in oil and gas producing properties (Notes 6, 7 and 8).

The Company recognizes revenue from its investments in oil and gas properties on the accrual basis in proportion to its ownership interest. Net revenues include revenues from oil and gas sales less direct lease operating expenses. Lease operating expenses include monthly obligations to monitor and maintain production, including monitoring personnel, electricity and sales equipment rental fees.

The Company records estimated amounts of natural gas revenues based on volumetric calculations under its natural gas sales contract.

Revenue from the Company’s sales of oil and natural gas are subject to a 7.5 percent severance tax and 0.000667 percent oil field clean-up tax.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using declining balance and straight-line methods over the estimated useful lives of the depreciable assets. The estimated useful lives used range from three to five years. Leasehold improvements are amortized over the shorter of the useful life of the asset or the lease term. Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions. Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Upon retirement or sale, the cost and related accumulated depreciation of the disposed assets are removed, and any resulting gain or loss is credited or charged to operations.

Long-Lived Assets

The Company performs a review for impairment of proved natural gas properties on a depletable unit basis when circumstances suggest there is a need for such review in accordance with Financial Accounting Standards Board No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS No. 144). To determine if a depletable unit is impaired, the Company compares the carrying value of the depletable unit to the undiscounted future net cash flows by applying managements’ estimates of future natural gas prices to the estimated future production of natural gas reserves over the economic life of the property. Future net cash flows are based upon estimates of proved reserves. In addition, other factors such as probable and possible reserves are taken into consideration when justified by economic conditions and actual or planned drilling or other development activities. For a property determined to be impaired, an impairment loss equal to the difference between the carrying value and the estimated fair value of the impaired property will be recognized. Fair value, on a depletable unit basis, is estimated to the present value of the aforementioned expected future net cash flows. Any impairment charge incurred is recorded in accumulated depreciation, depletion, impairment and amortization to reduce the recorded basis in the asset. Each part of this calculation is subject to a large degree of judgment, including the determination of the depletable units’ reserves, future cash flows and fair value. For the periods ended August 31, 2005 and 2004, no impairments have been recorded on proved properties.

9

F-9

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

Unproved natural gas properties are periodically assessed and any impairment in value is charged to impairment expense. The costs of unproved properties, which are determined to be productive, are transferred to proved natural gas properties and amortized on a unit of production basis. For the periods ended August 31, 2005 and 2004, no impairments have been recorded on unproved properties.

Investment in Hamill, Prado and Brookshire Leases

The Company accounts for its investments in the Hamill, Prado and Brookshire leases, herein referred to as “the leases”, at cost initially, and the cost is adjusted for the Company’s net revenue interest in the leases net revenue. The cost of the investments are increased by additional contributions to and reduced by distributions from the leases.

The Company depletes the acquisition cost of the leases using the units-of-production method as the related gas and oil reserves are produced so that each unit of gas or oil produced is assigned a pro rata portion of the unamortized acquisition cost plus additional improvements. The unit cost is computed on the basis of the total estimated units of gas or oil reserves.

In the case of the Prado and Brookshire leases where the Company owns a 50 percent interest, the Company does not believe that consolidation is appropriate as the other 50 percent owner has controlling interest through management of the property.

Amounts Due to Related Parties

All amounts due to related parties are non-interest bearing and payable on demand.

Income Taxes

The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Stock-Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has elected to continue to account for employee stock-based compensation using the intrinsic method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations, as permitted by SFAS No. 123; accordingly, compensation expense for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

10

F-10

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

For stock options issued to non-employees, the issuance of stock options is accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. Compensation expense is recognized in the financial statements for stock options granted to non-employees in the period in which the consideration is obtained from the non-employee.

Earnings Per Share

SFAS No. 128, "Earnings Per Share," requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

Basic EPS is computed by dividing earnings available to common stockholders by the weighted-average number of outstanding common shares during the period.

There were no dilutive securities as of August 31, 2005 and 2004, as the effect of which would be anti-dilutive due to the Company’s net losses. No adjustments were made to reported net income in the computation of EPS.

Warrants Issued in Conjunction With Convertible Debt

The Company allocates the proceeds received from convertible debt between the liability and the warrants issued in conjunction with the debt, based on their relative fair values, at the time of issuance. The amount allocated to the warrants is recorded as additional paid-in capital and as a discount to the related convertible debt. The discount is amortized to interest expense on a yield basis over the term of the related convertible debt using the effective interest method.

Comprehensive Income

The Company has determined that the Company’s net income and foreign currency translation adjustments were the only components of its comprehensive income as of August 31, 2005 and 2004, respectively.

Segment and Geographic Information

The Financial Accounting Standards Board issued SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” effective in 1998. SFAS No. 131 requires enterprises to report financial information and descriptive information about reportable operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company evaluated SFAS No. 131 and determined that the Company operates in only one segment.

11

F-11

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

Fair Value of Financial Instruments

The fair values of the Company's cash, accounts receivable, accounts payable and accrued expenses approximate their carrying values due to the relatively short periods to maturity of these instruments. The fair value of the convertible debentures payable approximates their carrying amount due to the fixed interest rate of the debentures closely approximating floating rates at the financial statement date.

Translation of Foreign Currency

The Company's functional currency and its reporting currency is the United States dollar. The Company's subsidiary, ACL, operates in Canada and its operations are conducted in Canadian currency and therefore its functional currency is the Canadian dollar. In consolidation, foreign currency translation gains and losses are included in other comprehensive income.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period presented. Actual results could differ from those estimates.

Recent Accounting Pronouncements

On December 16, 2004, FASB published Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company will implement the revised standard in the second quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not require the recognition of compensation cost in the financial statements. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position.

On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, “Exchanges of Nonmonetary Assets” (“SFAS 153”), an amendment of APB Opinion No. 29, “Accounting for Nonmonetary Transactions” (“APB 29”). This statement amends APB 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception of exchanges of nonmonetary assets that do not have commercial substance. Under SFAS 153, if a nonmonetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for nonmonetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial statements.

12

F-12

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

SFAS No. 151, Inventory Costs, is effective for fiscal years beginning after June 15, 2005. This statement amends the guidance in Accounting Research Bulletin No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The adoption of SFAS No. 151 is expected to have no impact on the Company's consolidated financial statements.

SFAS No. 152, Accounting for Real Estate Time-Sharing Transactions, is effective for fiscal years beginning after June 15, 2005. This statement amends SFAS No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in American Institute of Certified Public Accountants Statement of Position 04-2, Accounting for Real Estate Time-Sharing Transactions. The adoption of SFAS No. 152 is expected to have no impact on the Company's consolidated financial statements.

SFAS No. 153, Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29, is effective for fiscal years beginning after June 15, 2005. This statement addresses the measurement of exchange of nonmonetary assets and eliminates the exception from fair-value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Nonmonetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance. The adoption of SFAS No. 153 is not expected to have a significant impact on the Company's consolidated financial statements.

Financial Accounting Standards Board Interpretation ("FIN") No. 46(R) revised FIN No. 46, Consolidation of Variable Interest Entities, requiring the consolidation by a business of variable interest entities in which it is the primary beneficiary. The adoption of FIN No. 46(R) is expected to have no impact on the Company's consolidated financial statements.

The Emerging Issues Task Force ("EITF") reached consensus on Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, which provides guidance on determining when an investment is considered impaired, whether that impairment is other than temporary and the measurement of an impairment loss. The FASB issued FSP EITF 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, which delays the effective date for the measurement and recognition criteria contained in EITF 03-1 until final application guidance is issued. The adoption of this consensus or FSP is expected to have no impact on the Company's consolidated financial statements.

The EITF reached a consensus on Issue No. 04-8, The Effect of Contingently Convertible Debt on Diluted Earnings Per Share, which addresses when the dilutive effect of contingently convertible debt instruments should be included in diluted earnings (loss) per share. Upon ratification by the Financial Accounting Standards Board, EITF 04-8 will become effective for reporting periods ending after December 15, 2004. The adoption of EITF 04-8 did not have an impact on diluted earnings (loss) per share of the Company.

13

F-13

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

NOTE 3 - ADVANCE ON EQUIPMENT PURCHASES

Pursuant to an agreement with a manufacturer, which was controlled by the Company's former CEO, the Company had advanced $100,000 towards the purchase of an aquatic timber harvesting machine at a cost of $750,000. During July 2004, the Company entered into an agreement to return the aquatic timber harvesting equipment in exchange for a $100,000 reduction in amounts currently owed to the former CEO and the manufacturer (Notes 10 and 14).

NOTE 4 - NOTES PAYABLE

In June of 2005, the Company entered into a working capital loan agreement with United Business Associates (“UBA”), a company partly owned by the Company’s current CEO and a consultant. In the terms of the agreement UBA will provide the Company $200,000 in working capital that will be secured as a convertible note, convertible to the Company’s common stock. Additionally, UBA will be granted a 5 percent non-cost bearing over-ride on revenues generated by certain new project developments of the Company. As of August 31, 2005 the Company had used $115,073 of these funds for the purchase and development of the Brookshire lease.

NOTE 5- DEFERRED FINANCING COSTS

In connection with the sale of convertible debentures in March and August 2004, the Company incurred financing fees. These fees are amortized on the effective interest method over the 24-month life of the debentures. The unamortized balance of these fees was $43,954 at August 31, 2005.

NOTE 6 - INVESTMENT IN HAMILL LEASE

The investment in Hamill lease consists of the following at August 31, 2005:

Balance at beginning of period	$640,235
Additional investment	51,479
Proportionate equity in natural gas revenues	31,139
Proportionate share of lease operating expenses	(7,460)
Receipt of earnings in Hamill lease	(16,897)
Depletion of investment cost	(16,736)
$681,760

14

F-14

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

NOTE 7 - INVESTMENT IN PRADO LEASE

The investment in Prado lease consists of the following at August 31, 2005:

Balance at beginning of period	$5,420
Proportionate equity in oil revenues	1,094
Proportionate share of lease operating expenses	(417)
Receipt of earnings in Prado lease	(856)
Depletion of investment cost	(47)
$5,194

During July 2004, the Company entered into an agreement in principle to sell a portion of its working interest in the Prado field to Titan Consolidated Inc. (“Titan”), a Nevada corporation. The Company received a total of $40,000 in non-refundable deposits from Titan. As of May 31, 2005, the Company had not received from Titan the remaining amount due of the non-refundable deposit of $10,000. Under the terms of the agreement, the Company has no further obligations to Titan.

On June 1, 2005, 47,300,000 share certificates of Titan Oil and Gas (formerly Titan Consolidated Inc. and herein refereed to as “Titan”), were received by the Company. Titan represented that the shares were valued, and the Company agreed, at $460,000. These shares were issued to the Company as consideration for a 40 percent working interest in the Company’s Prado field interest. An agreement was also reached with Titan, whereby the Prado field property interest could be exchanged for a different property interest that the Company may elect to participate in in the future. At the time of this report the Company is finalizing the sale of the Titan shares to third parties for the conversion of the shares to cash.

NOTE 8 - INVESTMENT IN BROOKSHIRE LEASE

The investment in Brookshire lease consists of the following at August 31, 2005:

Balance at beginning of period	$19,930
Additional investment	95,143
$115,073

NOTE 9 - ACCRUED EXPENSES

Accrued expenses consist of the following at August 31, 2005:

Accrued interest	$706,088
Amount due to consultant for common
stock returned to Treasury	31,648
Accrued professional fees	132,936
$870,672

15

F-15

AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

NOTE 10 - AMOUNTS DUE TO RELATED PARTIES

Amounts due to related parties consist of the following at August 31, 2005:

Due to Gary Ackles for unpaid
consulting fees; severance; and
expenses paid on behalf of Company
(Notes 13 and 14)	$298,233

Due to Gary Ackles for shares returned
to treasury (Note 14)	144,804

Unpaid license agreement between Legacy
Systems and Company (Notes 13 and 14)	80,000

Unpaid consulting fees due to Sheridan Westgarde
and Gary Ackles (Note 13)	137,300

Unpaid consulting fees to Harvey Smith
and Lonnie Hayward (Note 13)	54,690

Due to Sheridan Westgarde for shares
returned to treasury for professional fees (Note 14)	46,360

Funds borrowed from Legacy Systems
(Notes 4 and 14)	44,000

Un-Issued Stock and Amounts Due Consultants	6,438
$811,819

All amounts due to related parties are non-interest bearing and payable upon demand.

During July 2004, the Company entered into an agreement to return the remaining aquatic timber harvesting equipment and settle the amount due Legacy Systems as of May 31, 2004.

During July 2004, the Company entered into an agreement to settle all amounts due Sheridan Westgarde as of May 31, 2004.

During July 2004, the Company entered into an agreement to settle all amounts due Gary Ackles as of May 31, 2004.

NOTE 11 - CONVERTIBLE NOTES AND WARRANTS

Convertible debentures payable bear interest at 12 percent, due on a quarterly basis, and are secured by a first priority interest in the Company's assets. Any amount of principal or interest due under the debentures, which is not paid when due will bear interest at 15 percent per annum from the due date thereof until the amount is paid. Debentures aggregating $780,800 at May 31, 2003, were amended in December 2003 to be convertible into the Company's common shares at 40 percent of the average of the lowest three inter-day sales prices during the twenty trading days immediately preceding the conversion date.

16

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AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

Additionally, in connection with this amendment, the Company recorded a beneficial conversion feature, as the debentures are convertible into common shares at prices that are less than the market price at the date of issuance. Therefore, a total discount of $94,350 was recognized for beneficial conversion features in connection with the debentures outstanding as of May 31, 2003 and has been expensed as financing fees during the three-month period ended August 31, 2005 because the debentures are immediately convertible.

In December 2003, the Company signed a $100,000 convertible promissory note as an advance on $900,000 convertible notes and warrants that were subsequently issued in March 22, 2004. The Company used $80,000 as a deposit to acquire the Hamill Lease (Notes 1 and 6).

During March 2004 and August 2004, the Company issued a $900,000 and $250,000, respectively, of convertible notes and warrants. Convertible debentures payable bear interest at 10 percent, due on a quarterly basis, and are secured by a first priority interest in the Company's assets. Any amount of principal or interest due under the debentures, which is not paid when due will bear interest at 15 percent per annum from the due date thereof until the amount is paid. The debentures are convertible, at the investors’ sole option, into common shares at the lesser of $0.004 per share (fixed conversion price) or 40 percent of the average of the lowest three inter-day sales prices during the twenty days immediately preceding the conversion date. If, at any time, the Company issues or sells any shares of common stock for no or below market consideration (dilutive issuance), then immediately upon the dilutive issuance, the fixed conversion price will be reduced to the amount of the consideration per share received by the Company in such dilutive issuance. The number of common shares issuable upon the conversion of the debentures is limited to 4.9 percent in beneficial ownership by the debenture holders and its affiliates of the outstanding shares of common stock. Once the maximum amount of common shares has been issued, in lieu of any further right to convert the debentures, the Company shall pay to the debenture holder, an amount equal to 130 percent of the then outstanding principal amount of the debenture plus accrued and unpaid interest and other related charges within fifteen business days of the maximum conversion date. If the Company exercises its right to prepay the debentures, the Company will make payment to the debenture holders in an amount equal to 150 percent of the sum of the then outstanding principal amount of the debentures plus accrued and unpaid interest on the unpaid principal amount of the debenture to the optional prepayment date plus any other related penalties. The debentures do not automatically convert to common shares on their due dates.

17

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AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

The debentures are due as follows:

Due Date	May 31, 2005	Issued	Converted	August 31, 2005
September 29, 2001(*)	$480,800	$-	$-	$480,800
March 14, 2002(*)	100,000	-	-	100,000
December 4, 2002(*)	200,000	-	-	200,000
March 22, 2006	900,000	-	-	900,000
August 6, 2006	250,000	-		250,000
	1,930,800	$-	$-	$1,930,800
Unamortized discount related to
beneficial conversion options on the
convertible debentures payable	(708,696)			(470,596)
	$1,222,104			$1,460,204

(*) Maturity extended until March 2006

In conjunction with the above debentures, the Company granted the following common share purchase warrants to the debenture holders:

	Exercise
	Price per	Outstanding			Outstanding
Expiration Date	Share	May 31, 2005	Issued	Expired	August 31, 2005
March 22, 2009	$0.004	900,000	-	-	900,000
August 6, 2009	0.004	250,000	-	-	250,000
		1,150,000	250,000	-	1,150,000

The March 2004 and August 2004 convertible debentures contain a beneficial conversion feature as the debenture holders are granted common share purchase warrants and the debentures are convertible into common shares at prices that are less than the market price at the date of issuance. The debenture proceeds attributable to the warrants was estimated to be $nil, as the warrants were valued at market value on the date of issuance. The intrinsic value of the beneficial conversion option relating to the debentures being convertible into common shares at prices that are less than the market price at the date of issuance has been calculated at $900,000 and $250,000, respectively, which is recognized in accordance with EITF 98-5, as modified, where applicable, by EITF 00-27. All debentures and warrants can be exercised anytime after issuance. Therefore, a total of $143,750 for beneficial conversion features in connection with the March 2004 and August 2004 debentures and warrants have been expensed as finance fees in the three-month period ended August 31, 2005.

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AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

In connection with these convertible debentures, the Company had $706,088 of accrued interest at August 31, 2005 (Note 9).

All convertible debentures are issued to the same group, thus no conflict exists with security in the first priority interest in the Company’s assets.

In June of 2005, the Company agreed to an amendment to the convertible debentures dated March 19, 2004 having a total aggregate of $900,000. The agreement amends the applicable percentage of discount from 60 to 70 percent.

NOTE 12 - STOCKHOLDERS’ DEFICIT

The Company has authorized 100,000,000 shares of $0.001 par common stock. As of August 31, 2005, 100,000,000 shares were issued and outstanding. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions (Notes 10, and 14).

During June 2001, the Company issued 2,500,000 shares of restricted stock at $0.05 per share for deposit on the purchase of equipment (price reflected market price) for a total value of $125,000. As of May 31, 2004, the seller has formally canceled the agreement. Therefore, the value of the shares of $125,000 has been presented as a contra equity item, as the Company determined that the amount no longer represents an asset as defined in Statement of Financial Accounting Concepts No. 5 “Recognition and Measurement in Financial Statements of Business Enterprises”. The Company has had difficulty in retrieving the original restricted share certificates due to the death of Mr. Raymond Lefebvre. As of May 31, 2004, the Company has received from the executor of Mr. Lefebvre’s estate a letter informing the Company that they are unable to return the original stock certificates due to their being lost or destroyed and instructions to the Company’s transfer agent to cancel the certificates. The Company is moving ahead with the cancellation of the original stock certificates with the transfer agent.

In accordance with the debenture agreement (Note 11), the Company is required to, during the period the conversion rights exists, reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the full conversion of the debentures.

The Board of Directors has the authority to issue preferred stock and to fix and determine its series, relative rights and preference. As of August 31, 2005 no classes of preferred stock were authorized issued or outstanding.

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AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

NOTE 13 - RELATED PARTY TRANSACTIONS

The Company has a three-year consulting agreement with its CEO, Director and President, commencing April 1, 2003 and providing for monthly consulting fees of $7,500. In addition, the Board of Directors has committed to make the CEO a significant shareholder in the Company with a share position of 5 percent of the new authorized share volume of the Company issued over the course of three years. Effective, March 1, 2004, this agreement was modified to reduce the cash portion of the consulting fee to $5,000 per month and include $1,500 per month in stock compensation.

During July 2004, the Company entered into a agreement to exchange amounts due to the CEO, as well as stock compensation due under the current consulting agreement, for a 27 percent common share equity position in the Company post-restructured and pending shareholder approval of the Proxy. As a director of the Company, the CEO’s shares would be affiliate status and bearing all restrictions according to affiliates as stated in the Securities and Exchange Act of 1933 (Note 14).

During May 2004, the Company borrowed $44,000 from Legacy Systems Corporation, a Company owned by the former CEO. The security for the loan was the aquatic timber harvesting equipment (Note 3).

During July 2004, the Company entered into an agreement with the former Company CEO and a manufacturing company controlled by him, to settle amounts currently owed to both. The agreement requires the Company to return the aquatic timber harvesting equipment (Note 3) and issue 40,000,000 pre-restructured shares of the Company’s common stock in exchange for, forgiveness of the $44,000 borrowed from the manufacturer and the $80,000 due in un-paid licensing fees. The remaining amount due the former CEO of $417,000 will be converted into 13 percent of the issued and outstanding post-restructured shares of the Company pending shareholder approval of the Proxy (Note 14). The agreement stipulates that the former CEO would be an affiliate of the Company bearing all the restrictions of Affiliates according to the Securities and Exchange Act of 1933.

During July 2004, the Company received short term loans from its CEO, a consultant and another individual for a total of $42,000, which was used, along with Company’s available cash, to fund the purchase of the 50 percent ownership position in the Prado Field lease. The Company agreed to repay the loan amount borrowed once funding becomes available and agreed to pay an additional 20 percent of the amount borrowed over the next 12 months. Following the closing of the $250,000 convertible debentures in August 2004, the CEO and the consultant were repaid their principal amounts plus 10 percent, while the other individual declined repayment in favor of re-investing his principal and proceeds with the Company. The remaining 10 percent will be paid within the next 10 months.

During March 2004, the Company entered into consulting agreement with a consultant to provide oil and gas expertise. The consulting agreement, effective February 1, 2004, was for one year and provided for consulting fees of $2,000 cash and $2,000 worth of Company common stock. The stock was to be payable at every six month anniversary, for as long as the agreement was in place. The issued stock was to be at a 20 percent discount to the average stock price of the 6 proceeding months of consulting services. In addition, the Company had committed to make the consultant a significant shareholder pending shareholder approval of the proxy (Note 14). The Company had also agreed to compensate the consultant with a 7 percent commission on any financings that he brings to the Company. This contract expired February 1, 2005 and has not been renewed by the Company.

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AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

During March 2004, the Company entered into consulting agreement with a consultant who specializes in publicly held companies and who was instrumental in the Company acquiring the working interest in the Hamill lease. The consulting agreement, effective December 15, 2004, is for one year and provides for consulting fees of $3,500 cash and $1,500 worth of Company common stock. In addition, the Company has committed to make the consultant a significant shareholder pending shareholder approval of the proxy (Note 14). As of fiscal year ended May 31, 2005, the Company has continued to honor the terms of this contract on a month to month basis.

NOTE 14 - PROXY 14A SHAREHOLDER VOTE

The Company is currently in process to seek approval from shareholders for the following;

1.	To amend our certificate of incorporation to increase the number of authorized Common Stock from 100,000,000 to 3,000,000,000 shares;

2.	To amend our certificate of incorporation to change the Company name to Valor Energy Corporation;

3.
Amend our certificate of incorporation to provide for a stock restructuring (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each seven hundred and fifty outstanding shares of Common Stock.

The increase in authorized shares (Item 1.) will allow the Company to facilitate the conversion of existing convertible debt as well as amounts due to related parties (Notes 11 and 14).

The change of our Company name (Item 2.) will better identify the Company in the new business.

The stock restructuring or reverse split (Item 3.) will allow the Company to facilitate the issuance of common shares in connection with the purchase of the Hamill natural gas lease, meet obligations to industry professionals as well as to facilitate the continued conversion of existing convertible debt. (Notes 1, 8, 12 and 14)

The Company plans to convert existing convertible debt to reducing the amount outstanding and then perform a restructuring or reverse split of the stock. The following table details the Company’s commitments pending approval of shareholders.

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AQUATIC CELLULOSE INTERNATIONAL CORP. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AUGUST 31, 2005 (UNAUDITED)

	Number of proposed common share (in millions)	Proposed percentage of common stock after reverse

Existing Shareholders, certain accounts payables & notes	3.278	13.11%

New Century Energy Corp. (Notes1)	3.750*	15.00%*

Lonnie Hayward - future Director (Notes 11 & 14).	6.750	27.00%

Gary Ackles for settlement of amounts due (Notes 14)	3.250	13.00%

Harvey Smith for expertise & consulting (Notes 10 & 14)	1.223	4.89%

Sheridan B. Westgarde Director/CEO & for amounts due (Notes 14)	6.750	27.00%

Totals	25.000	100.00%

(*) Share percentage has been reduced to 7.5% and thus the volume of shares distributed would reduce accordingly.

NOTE 15 - SUBSEQUENT EVENTS

There are no subsequent events to report.

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS:

This report contains forward looking statements within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934. These forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or anticipated results, including those set forth under "Risk Factors" in this Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in this report. The following discussion and analysis should be read in conjunction with "Selected Financial Data" and the Company's financial statements and notes thereto included elsewhere in this report.

PLAN OF OPERATIONS

The Company has reorganized its core business, shifting from the underwater wood business to that of investment and development of oil and natural gas and commencing with the acquisition of the Hamill lease and Prado field. The company has recently expanded its investments to include a 26 lease program in Waller County in the area of the Brookshire Dome Field.

HAMILL LEASE

The 3645-acre Hamill Lease is secured by the property’s natural gas production from three of the seven existing wells; Hamill #10, Hamill #14 and Hamill #17., with our portion of the daily production in excess of approximately 80 MCF of gas per day, (MCFGPD) however, the Company can give no assurances that the wells will continue to produce at this rate, if at all. With a regulatory well spacing requirement of 40 acres per well the property has wells spanning approximately 300 acres with the remaining 3,345 acres largely available for drilling of new wells. The property has historically produced natural gas from multiple stacked pay sands supported by a 10 square mile area of mutual interest.

The Hamill Lease development benefits from a license to a 10 square mile 3-D seismic survey ("3-D") that was acquired by Century. This 3-D seismic survey is currently being used by Century in the development planning of the property and new drilling locations have already been identified for drilling in 2005 and 2006. The process of interpreting the 3-D data will be an ongoing, with results from any new wells being integrated into the interpretation.

The Company plans to participate in the development of the property throughout 2005 and 2006 by continuing recompletion work of existing well bores, as well as drilling of new wells identified prospects.

We have commenced work over operations on the Hamill #2 well bore in August 2005, and a workover rig has been committed to this project and is on location.

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PRADO FIELD

Our 6.33 percent portion of the production from the Prado field currently covers the Company’s portion of the operating costs of the project.

On April 26, 2005, the Company, together with Century, entered into a Development Agreement with Shengkang Energy International, Inc. (now doing business as Strong Petroleum Group, Inc. a Texas corporation hereinafter "Strong") to invest and participate in the re-development of the Company and Century's Prado field interests. This agreement was subject to receiving consent from the lessor for an anticipated future partial assignment, which was received on May 11, 2005. The Development Agreement calls for Strong to invest at least $2.0 million in the initial work program in 2005 and to pay a signing bonus to the Company and Century. Strong will pay all of the initial work program expenditures while providing the Company and Century a 12.5% carried working interest. Strong paid Century a $25,000 deposit towards the project on April 7, 2005 and on May 12, 2005 Strong paid Century the balance due under this Development Agreement of $200,000. Century promptly distributed 50% of the total aggregate of the payments made by Strong to the Company. The Development Agreement also provides for, on a pro-rata basis, the Company and Century to have a one time option to elect to convert the 12.5% carried working interest to a 33 1/3% cost bearing working interest following the completion of the initial work program by Strong. If elected, the Company and Century will reimburse Strong for their pro-rata percentage share of any increase in ownership greater than the 12.5% up to the 33.333% of the initial $2.0 million expenditures.

Following the completion of the initial $2.0 million work program by Strong the Company will make evaluation of the production results. If those results are favorable the Company will attempt to exercise its one time option to convert the 6.25 percent carried working interest to a 16 2/3 percent cost bearing working interest, however, the Company cannot give any assurances that it will be successful in acquiring the necessary financing.

BROOKSHIRE DOME FIELD AREA

In June of 2005, the Company purchased a 50% working interest in a 26 lease program in Waller County in the area of the Brookshire Dome Field. This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. The Company commenced drilling activities on the first well on June 15, 2005. The well was temporarily plugged at a depth of 5,200 feet on June 27, 2005 awaiting the availability of a drilling rig that will deepen the well to the target depth of 7,500 feet to explore for a deeper potential target. Depending on the availability of a suitable drilling rig this operation may start as early as the fourth quarter of 2005. If a rig is not available a new shallow test may be proposed on the west side of the acreage to test a shallower potential target.

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OTHER ENDEVOURS

As previously reported, the Company has in the past been seeking to acquire the Tiger•Lynk™ large scale manipulator technology, formerly known as the ATH technology, as a wholly owned subsidiary. To this effect, in June 2003, the Company signed a Memorandum of Understanding with Legacy Systems Corp. ("Legacy") to merge the public Company with the Tiger•Lynk™ robotic technology patented and owned by Gary Ackles, former CEO of the Company. During July 2004, the Company entered into an agreement with Gary Ackles, former Company CEO, to cancel all plans to merge. The agreement to part ways involves the note the Company currently has with Legacy Systems, the ATH-120 manipulator arm components currently stored at a manufacturing facility in Kamloops, British Columbia as well as settlement of amounts currently owed to Legacy Systems and Mr. Ackles (See Notes 4, 10 and 13 - Notes to Consolidated Financial Statements)

SUMMARY OF OBJECTIVES

The short-term objectives of Aquatic are to achieve growth of both oil and natural gas reserves and revenue by pursuing the following:

1)
Development of its current working interest in the Hamill Lease and Prado Field in Matagorda County and Jim Hogg County Texas respectively. Development of its current working interest in the Brookshire Dome Area in Waller County Texas.

2)
Completing the acquisition and development of one additional property and working interest opportunity with proven reserve potential, made known to the Company through its amended agreement with Century.

Aquatic's long-term objectives are as follows:

Invest in new oil and gas properties, combined with balanced development of drilling and exploitation of current reserves. The company has an additional exclusive opportunity, available to it through its amended agreement with Century, to acquire oil and gas property interests and development drilling interests.

Over the next twelve months, management is confident that sufficient working capital will be obtained from a combination of revenues and external financing to meet the Company's liabilities and commitments as they become payable. The Company has in the past successfully relied on private placements of common stock, loans from private investors and the exercise of common stock warrants, in order to sustain operations. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions.

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By selling the equipment located in Brazil, as well as the settlement agreement with Mr. Ackles divesting of the equipment at Kamloops, British Columbia (See Notes 4, 10 and 14 - Notes to Consolidated Financial Statements) the Company currently does not own any significant equipment.

As of August 31, 2005 the Company is utilizing consultants to manage 100 percent of the administration and business development, for which there is one Consultant under contract and one Consultant operating on a month to month basis.

Results Of Operations

For the Three Months Ended August 31, 2005 Compared to August 31, 2004

The Company recognized its equity interest in Hamill and Prado leases in the amount of $24,118 for the three months ended August 31, 2005, compared with $58,368 for the three months ended August 31, 2004. The decrease was attributable to the additional costs incurred with maintaining the leases as well as reduced revenues.

Operating expenses for the three months ended August 31, 2005 and 2004 were $412,587 and $392,302 respectively, for an increase of $20,285 or 5%. The increase is the result of the Company incurring $60,862 in selling, general and administrative expenses, $334,835 in financing fees and $16,890 in depreciation and depletion. The Company expects to incur costs relating to the improvement and purchase of working interest acquisitions (See Notes 1, 7, 8 and 9 - Notes to Consolidated Financial Statements).

The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions (See Note 14 - Notes to Consolidated Financial Statements).

Liquidity and Capital Resources

Net cash used in operating activities for the three-month periods ended August 31, 2005 and August 31, 2004 was $17,747 and $86,284 respectively, for a decrease in cash used for operating activities of $68,537. During the three months ended August 31, 2005, the Company funded its operations by means of primarily revenues and proceeds from partial sale of interests as compared to August 31, 2004, when operations were funded by primarily revenues and the issuance of convertible notes.

The Company used cash of $166,552 in investment activities during the three-months ended August 31, 2005 and $104,538 for the three-months ended August 31, 2004. The 2005 increase in cash used by investment activity was due primarily to the purchase and investment in Brookshire lease, as well as, additional investments in the Hamill lease.

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F-26

Net cash provided by financing activities was $122,291 and $249,339 for the three-months ended August 31, 2005 and August 31, 2004, respectively. For the period ended August 31, 2005 and 2004, the Company had issued the maximum number of authorized shares and was thus unable to raise cash by the issuance of additional shares. Cash raised was therefore raised by the issuance of debt.

At August 31, 2005 the Company had cash of $19,810 and total current assets of $63,764.

As of August 31, 2005, the Company had a working capital deficiency of $3,304,926 and an accumulated deficit of ($9,718,987). Over the next twelve months, management is confident that sufficient working capital will be obtained from a combination of revenues and external financing to meet the Company's liabilities and commitments as they become payable (See Notes 2 and 11 - Notes to Consolidated Financial Statements). The Company has in the past successfully relied on private placements of common stock, loans from private investors and the exercise of common stock warrants, in order to sustain operations. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions (See Note 14 - Notes to Consolidated Financial Statements). There can be no assurance that management plans will be successful. Failure to obtain sufficient working capital from external financing will cause the Company to curtail its operations.

Critical Accounting Policies and Estimates

Management's Discussion and Analysis of Financial Condition and Results of Operations discusses the Company's consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments, including those related to financing of operations and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. The most significant accounting estimates inherent in the preparation of the Company's financial statements include estimates as to the appropriate carrying value of certain assets and liabilities which are not readily apparent from other sources, primarily the valuation of its investments, the use of estimates for natural gas reserve information and the realization of net operating loss and tax credit carry-forwards. These accounting policies are described at relevant sections in this discussion and analysis and in the notes to the consolidated financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005.

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ITEM 3. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Within the 90 days prior to August 31, 2005, the Company carried out an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. This evaluation was done under the supervision and with the participation of the Company's President and Chief Financial Officer. Based upon that evaluation, they concluded that the Company's disclosure controls and procedures are generally effective in gathering, analyzing and disclosing information needed to satisfy the Company's disclosure obligations under the Exchange Act. However, the Company encountered various issues relating to additional disclosure requirements for the Hamill acquisition. These issues have delayed the Company from filing its 2004 quarterly reports within the periods specified in the SEC rules and forms.

Changes In Internal Controls

There were no significant changes in the Company's internal controls or in its factors that could significantly affect those controls since the most recent evaluation of such controls.

PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

The Company is not a party to any material pending legal proceedings and, to the best of its knowledge, no such action by or against the Company has been threatened.

ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES:

None.

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ITEM 4. SUBMISSION OF MATTERS OF A VOTE TO SECURITY HOLDERS

The Company is currently in process to seek approval from shareholders to amend our certificate of incorporation to increase the number of authorized Common Stock from 100,000,000 to 3,000,000,000 shares, to amend our certificate of incorporation to change the Company name to Valor Energy Corporation and to amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to a maximum of one newly issued share for each seven hundred and fifty outstanding shares of Common Stock.

The increase in authorized shares will allow the Company to facilitate the conversion of existing convertible debt as well as amounts due to related parties. The change of our Company name will better identify the Company in the new business. The stock combination or reverse split will allow the Company to facilitate the issuance of common shares in connection with the purchase of the Hamill Natural Gas Lease, meet obligations to industry professionals as well as to facilitate the conversion of existing convertible debt.

The Company plans to convert existing convertible debt to reducing the amount outstanding and then perform a combination of the stock. The Company plans to allocate shares of the post-consolidated company to key individuals pending approval of shareholders (see Note 14 - Notes to Consolidated Financial Statements).

ITEM 5. OTHER INFORMATION
None.

ITEM 6. EXHIBITS AND REPORTS IN FORM 8-K

(a) Exhibits

31.1	Certification of the Chief Executive Officer pursuant to Rule 13a-14(a) (Section 302 of the Sarbanes-Oxley Act of 2002)

31.2	Certification of the Chief Financial Officer pursuant to Rule 13a-14(a) (Section 302 of the Sarbanes-Oxley Act of 2002)

32.1	Certification of the Chief Executive Officer and the Chief Financial Officer pursuant to 18 U.S.C.ss.1350 Section 906 of the Sarbanes-Oxley Act of 2002)

32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C.ss.1350 Section 906 of the Sarbanes-Oxley Act of 2002)

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(b) Reports on Form 8-K:

1.

Form 8-K dated February 24th, 2004 reported that on or about May 30th, 2003, Aquatic Cellulose International Corporation and Stonefield Josephson, Inc., mutually parted ways. AQCI officially engaged Wong Johnson & Associates, A Professional Corporation, on February 16th, 2004, to serve as the Company’s independent public accountants and to be the principal accountants to conduct the audit of the Company’s financial statements for the fiscal year ending May 31st, 2002 and May 31st, 2003. The decision to change was based on financial considerations and was approved by the Board of Directors.

2.

Form 8-K dated April 1st, 2004, reported that on or about July 3, 2003, Aquatic Cellulose International Corporation dismissed Stonefield Josephson, Inc., however they were not informed of such until management engaged the new accountants. AQCI officially engaged Wong Johnson & Associates on February 16, 2004, to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending May 31, 2002 and May 31, 2003. All filing stopped until Wong Johnson and Associated were retained. At that time all 10KSB's and 10QSB's were brought current with Wong Johnson during the audits and reviews. The decision to change was based on financial considerations and was approved by the audit committee. There were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with the AQCI's reports.

3.

Form 8-K dated April 13th, 2004, reported that on March 22, 2004 Aquatic Cellulose International Corporation completed a $900,000 financing with a New York based investor group. The financing has been structured as a convertible debenture. On March 22, 2004 Aquatic Cellulose International Corporation completed a purchase and sale agreement with Century Resource Inc. of Houston Texas, for the acquisition of a 20% working interest and 16% net revenue interest in the 3,645 acre Hamill Lease natural gas property in Matagorda County, Texas. This agreement, with three successive one-year terms and an exclusive renewal option on each year, provides Aquatic the exclusive option to participate in purchase or exploration of any and all future projects by Century. The cost of this acquisition and exclusive optional participation agreement was $580,000 dollars and a 15% ownership stake in the company. AQCI's Board of Directors has approved the terms of the financing and subsequent working interest acquisition.

4.
Form 8- K/A dated April 20th, 2005 reported by way of letter dated April 11, 2005 Wong Johnson and Associates, a Professional Corporation, (the “Former Accountants”) confirmed to Aquatic Cellulose International Corp. (the “Company”) their earlier verbal notification that they resigned as the Company’s principal accountants effective March 6, 2005 because they ceased auditing publicly traded companies. The Former Accountants’ reports on the consolidated financial statements for the years ended May 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. During the last two years preceding the Former Accountants’ resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants’ reports. After receiving the letter of resignation of the Former Accountants and on April 20, 2005, the Company engaged Peterson Sullivan, PLLC, of Seattle, Washington (the "New Accountants") as the principal accountants to audit the Company’s financial statements. Prior to formally engaging the New Accountants, the Audit Committee of the Company’s Board of Directors approved said action with respect to the New Accountants.

30

F-30

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AQUATIC CELLULOSE INTERNATIONAL CORP.

Signature	Title	Date

By: /s/ Sheridan Westgarde	Chief Executive Officer,	November 3, 2005
Sheridan Westgarde	Director - Chairman

By: /s/ Sheridan Westgarde	Chief Financial Officer	November 3, 2005
Sheridan Westgarde

31

F-31

Appendix G

AQUATIC CELLULOSE

ESTIMATED

RESERVES AND FUTURE INCOME

ATTRIBUTABLE TO CERTAIN

LEASEHOLD INTERESTS

AS OF

January 1, 2005

AQUATIC CELLULOSE INTERNATIONAL CORP.

DISCUSSION

ONE LINE SUMMARIES
Summary of Estimated 8/8ths Reserves	A
Summary of Net Reserves and Income Data	B
Summary of Net Reserves and Income Data - Ranked by Discounted
Future Net Income discounted at 10%	C

GRAND SUMMARIES
Total Proved Reserves	1
Total Proved Producing Reserves	2
Total Proved Undeveloped Reserves	3
Total Possible Undeveloped Reserves	4

LEASEHOLD PROJECTIONS

Prado Field, Jim Hogg Co, TX	5-7

Sargent South Field, Matagorda Co, TX	8-22

Phone: (281) 759-8860 Fax: (281) 759-3513 www.ralenser.com

R. A. Lenser and Associates, Inc.
Consulting Petroleum Engineers and Geologists
11757 Katy Freeway
Suite 370
Houston, Texas 77079
March 24, 2005
Aquatic Cellulose International Corp.
Suite 5, 2504-43rd St.Vernon,
 British Columbia Canada VIP 6L1

Attention Mr. Sheridan Westgarde Dear Mr. Westgarde:

As requested, we have made an estimate of the reserves and future production and income attributable to certain leasehold interests of Aquatic Cellulose International Corp. as of January 1, 2005. This report is based on constant prices and costs as set forth in this letter. The subject properties are located in various fields in Mississippi, New Mexico, and Texas. The results of this study are summarized below:

Aquatic Cellulose International Corp. Estimated Net Reserves and Income Data Attributable to Certain Leasehold Interests
	As of January 1. 2005
	proved Producing	Proved Undeveloped	Total Proved
Remaining Reserves
Oil / Condensate - MBbIs	1	0	1
Gas - MMCF	39	205	244
Income Data
Future Gross Revenue	$257,131	$1,046,928	$1,304,059
Deductions	95,986	409 150	505,136
Future Net Income	$161,145	$637,778	$1,809,195
Discounted FNI @ 10%	$150,345	$443,408	$593,753

From Landmark Graphics' "Aries" (totals shown above may not add to the summary cash flow tables due to rounding).

Aquatic Cellulose International Corp.
March 24, 2005

Possible Undeveloped
Remaining Reserves
Oil / Condensate - MBbls	0
Gas - MMCF	2064
Income Data
Future Gross Revenue	$10,528,440
Deductions	2 498 403
Future Net Income	$8,030,038
Discounted FNI @10%	$3,381,313

The discounted future net income shown above is based on a discount rate of 10 percent per annum compounded monthly. Future net income was discounted at five other discount rates, which are compounded monthly. These data are shown on each estimated projection of future production and income presented in a later section of this report and are summarized as follows:

Discounted Rate Percent	Total Proved
10	$593,753
15	$520,193
20	$460,092
25	$410,481
30	$369,143
35	$334,403

These data are presented for your information and should not be construed as our estimate of fair market value.

Liquid Hydrocarbon Volumes are expressed in thousands of barrels (MBbls). A barrel is equivalent to 42 United States gallons. Gas Volumes are expressed in millions of standard cubic feet (MMCF) at the contract temperature and pressure base of the various states.

Aquatic Cellulose International Corp.
March 24, 2005

Reserve Definitions

The proved reserves included herein conform to the definitions as set forth in the Securities and Exchange Commission's Regulation S-X Part 210.4-10 (a) as clarified by various Commission Staff Accounting Bulletins and to the definitions endorsed by the Society of Petroleum Engineers (SEE), the Society of Petroleum Evaluation Engineers (SPEE) and the World Petroleum Congresses (WPC). Definitions of these reserves are included immediately following this letter.

Estimate of Reserves

Estimates of reserves were prepared by the use of geological and engineering methods generally accepted by the petroleum industry. The method or combination of methods utilized in the analysis of each reservoir was tempered by experience in the area, stage of development, quality and completeness of basic data, and production history.

Where applicable, the volumetric method was employed for determining the original quantities of hydrocarbons in place. Structural and isopachous maps were furnished by New Century Energy Corp. and, after evaluation by us, were accepted as correct. These data were used in determining reservoir volumes. In some cases drainage areas were assigned based on analogy. Electrical logs, core analysis, and other available data were used to determine representative values for porosity and interstitial water saturation. Reserves based upon volumetric calculations or other methods such as analogy with offset wells are usually subject to greater revision than those based upon production and/or pressure performance data. Therefore, it may be necessary to revise these estimates up or down in the future as more reliable engineering data becomes available.

Reserves of depletion-type reservoirs or those whose performance disclosed reliable decline in production-rate trends or other diagnostic characteristics were estimated by the application of appropriate decline curves or other performance relationships. In the analysis of production decline curves, reserves were established only to a calculated economic limit.

Estimate of Future Producing Rates

Initial production rates were based on the current rates for those reservoirs now on production. If no production decline was established, a decline profile analogous to similar wells was used. If a decline trend was established, this trend was used as the basis for estimating future rates.

Product Prices

At the request of Aquatic Cellulose International Corp. this report was prepared using liquid hydrocarbon and gas prices in effect on December 31, 2004.

Liquid Hydrocarbon Prices

For the current report, New Century Energy Corp. provided oil / condense prices for each lease. The individual prices were held constant over the life of the reserves with no future price escalation due to inflation. The overall average price for the proved oil / condensate reserves is $41.43 per barrel and accounts for 43.3 percent of the future gross income from all proved reserves.

Gas Prices

For the current report, New Century Energy Corp. provided gas prices for each lease. The individual prices were held constant over the life of the reserves with no future price escalation due to inflation. The resulting overall average price for the gas reserves is $ 5.22 per MCP and accounts for 56.7 percent of the future gross income from all proved reserves.

Income Data

The future gross revenue is determined before deduction of production and ad Valero taxes. Future net income is determined after deduction of the normal costs of operating the wells, development costs, production taxes and ad Valero taxes. The operating costs, and development costs were held constant with no future price escalation due to inflation. The future net income is before deduction of state and federal income taxes and has not been adjusted for outstanding loans which may exist. It does not include any adjustment for cash on hand or undistributed income.

Neither the salvage Value of lease equipment nor the cost to abandon the properties has been considered in this study.

Table A presents a summary of the 8/8ths reserves, interests and prices for the subject properties by well. Table B presents a summary of net reserves and income data for the subject properties by well and Table C presents a summary of proved net reserves and income data ranked by 10% discounted future net income. Tables I through 4 are the Grand Summa-ries and Tables 5 through 19 are individual well cashflows alphabetically by state, field, and well. Adjacent to each table, which represents our estimated projections for a particular property, is a production decline curve which graphically illustrates past hydrocarbon production history and our estimated projection of future production.

General

The reserves included in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered and, if recovered, the

Aquatic Cellulose International Corp.
March 24, 2005

revenues therefrom and the actual costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the actual sales volumes and the prices received from the reserves, along with the costs incurred in recovering such reserves, may vary from those assumptions included in this report. Also, estimates of reserves may increase or decrease as a result of future operations.

We are qualified to perform engineering evaluations and do not claim expertise in accounting or legal matters. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and; therefore, our conclusions necessarily represent only our best-informed professional judgments.

The titles to the properties have not been examined by R. A. Lenser and Associates, Inc. nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from New Century Energy Corp. and were accepted as accurate. For the purposes of this report, afield inspection of the properties was not performed nor was the mechanical operation or condition of the wells and their related facilities examined. We have not investigated possible environmental liability related to the properties and; therefore, our estimates do not include any potential liability to restore and clean up any damages caused by past operations.

We are independent petroleum engineers and geologists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office and are available for review.

Very truly yours, R. A. LENS ER AND ASSOCIATES, INC. Ronald A. Lenser Registered Professional Engineer PE No. 30558

RAL/rsr

PETROLEUM RESERVES DEFINITIONS

SOCIETY OF PETROLEUM ENGINEERS (SEE)

AND

WORLD PETROLEUM CONGRESSES (WPC)
RESERVES

Reserves are those quantities of petroleum* which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of the Society of Petroleum Engineers (SEE) and the World Petroleum Congresses (WPC) in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

*PETROLEUM: For the purpose of these definitions, the term petroleum refers to naturally occurring liquids and gases which are predominately comprised of hydrocarbon compounds. Petroleum may also contain non-hydrocarbon compounds in which sulfur, oxygen, and/or nitrogen atoms are combined with carbon and hydrogen. Common examples of non-hydrocarbons found in petroleum are nitrogen, carbon dioxide, and hydrogen sulfide.

RESERVES (Continued)

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

PROVED RESERVES

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undefiled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

PROVED RESERVE (Continued)

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the response provides support for the analysis on which the project is based and (2) it is reasonable certain the project will proceed.

UNPROVED RESERVES

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves; but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

PROBABLE RESERVES

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal steepest drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infix drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future worker, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

POSSIBLE RESERVES

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infix drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geological interpretation indicates the subject area is structurally lower than the proved area.

RESERVE STATUS CATEGORIES

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be subcategorized as producing or non-producing.

Producing: Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Non-Producing: Reserves subcategorized as non-producing include shut-in and behind-pipe reserves.

Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons.

Behind pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future recompletion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undefiled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SEE), Inc. March 7, 1997

RBA. LENSER &ASSOCIATES HOUSTON, TEXAS									TABLE A PAGE 1
AQUATIC CELLULOSE INTERNATIONAL CORP. SUMMARY OF 8/8ths RESERVES, INITIAL INTERESTS AND PRICES AS OF JANUARY 1, 2005
		8/8 RESERVES
LEASE / WELL NAME	RESERVE CATEGORY	OIL MBBLS	NIL MBBLS	GAS MMCF	WORKING INTEREST	REVENUE INTEREST	OIL PRICE $/BBL	GAS PRICE $/MCF	TABLE NUMBER
PROVED RESERVES K M F A-1 #20	1 PVPD	2.499	0.000	0	0.4946	0.3957	41.25	0.00	8
KMF LEASE 2 #701	1 PVPD	0.967	0.000	0	0.4946	0.3957	41B25	0.00	9
HOMILY & HOMILY NO. 10	1 PVPD	0.000	0.000	78	0.2000	0.1600	0.00	5.10	18
HOMILY & HOMILY NO. 17	1 PVPD	0.000	0.000	100	0.2000	0.1600	0.00	5.10	19
HOMILY & HAMILL NO. 19	1 PVPD	0.000	0B000	68	0.2000	0.1600	0.00	5.10	20
HAMILL & HAMILL NO. 21	3PVUD	0.000	0.000	549	0.2000	0B1600	0.00	5B10	21
HAMILL & HAMILL NO. 22	3PVUD	0.000	0.000	734	0.2000	0.1600	0.00	5.10	22
GRAND TOTAL PROVED		3.466	0B000	1529
POSSIBLE RESERVES HAMILL & HAMILL LOO. 1 PSEUDO	1 PVPD	0.000	0.000	3545	0.2000	0.1600	0.00	5.10	12
HAMILL & HAMILL LOO. 2 PSEUDO	1 PVPD	0.000	0B000	3411	0.2000	0.1600	0.00	5.10	13
HAMILL & HAMILL LOO. 3 PSEUDO	1 PVPD	0.000	0.000	1772	0.2000	0B1600	0.00	5.10	14
HAMILL & HAMILL LOO. 4 PSUD1	1 PVPD	0.000	0.000	1212	0.2000	0.1600	0.00	5.10	15
HAMILL & HAMILL LOO. 5 PSUD1	1 PVPD	0.000	0.000	2377	0.2000	0.1600	0.00	5.10	16
HAMILL & HAMILL LOO. 6 PSUD1	3PVUD	0.000	0.000	586	0.2000	0.1600	0.00	5.10	17
GRAND TOTAL POSSIBLE		0.000	0.000	12903

R.A.LENSER & ASSOCIATES HOUSTON, TEXAS	TABLE B PAGE 1

AQUATIC CELLULOSE INTERNATIONAL CORP. SUMMARY OF 8/8ths RESERVES AND INCOME DATA AS OF JANUARY 1, 2005

	NET RESERVES
LEASE / WELL NAME	RESERVE CATEGORY	OIL MBBLS	NIL MBBLS	GAS MMCF	GROSS REVENUE --M$--	TOTAL EXPENSES --M$--	CAPITAL EXPENSE ---M$---	BFINET INCOME- ---M$---	DISCNET INCOME @ 10% ---- M$--	TABLE NUMBER

PROVED RESERVES K M F A-1 #20	1PVPD	0.989	0.000	0	40.8	29.7	0.0	11.1	10.5	8
KMF LEASE 2 #701	1 PVPD	0.383	0.000	0	15.8	13.9	0.0	1.9	1.9	9
HAMILL & HAMILL NO. 10	1PVPD	0B000	0.000	13	63.8	27.0	0.0	36.8	31B7	18
HAMILL & HAMILL NO. 17	1 PVPD	0.000	0.000	16	81.5	17.0	0.0	64.5	60.5	19
HAMILL & HAMILL NO. 19	1 PVPD	0.000	0.000	11	55.2	8.5	0.0	46.8	45.8	20
HAMILL & HAMILL NO. 21	3PVUD	0.000	0B000	88	448.0	68.1	127.0	252.9	176.4	21
HAMILL & HAMILL NO. 22	3PVUD	0.000	0.000	117	598.9	87.1	127.0	384B9	267B0	22
GRAND TOTAL PROVED		1B372	0B000	245	1304B0	251B3	254.0	798B9	593B8
POSSIBLE RESERVES HAMILL & HAMILL LOO. 1 PST	9PSUD	0.000	0.000	567	2892.3	419B7	171.0	2301.6	839B1	12
HAMILL & HAMILL LOO. 2 PST	9PSUD	0.000	0.000	546	2783B4	404B1	171B0	2208.2	806B5	13
HAMILL & HAMILL LOO. 3 PST	9PSUD	0.000	0B000	284	1445.9	209.8	157.0	1079.1	554.2	14
HAMILL & HAMILL LOO. 4 PST	9PSUD	0.000	0.000	194	989B0	143.6	157.0	688.4	390.7	15
HAMILL & HAMILL LOO. 5 PST	9PSUD	0.000	0.000	380	1939.6	281.7	164.0	1493.9	628.2	16
HAMILL & HAMILL LOO. 6 PST	9PSUD	0.000	0B000	94	478.2	69.4	150.0	258.8	162B7	17
GRAND TOTAL POSSIBLE		0B000	0B000	2065	10528B4	1528B3	970B0	8030.0	3381B4

R.A.LENSER & ASSOCIATES HOUSTON, TEXAS	TABLE C PAGE

AQUATIC CELLULOSE INTERNATIONAL CORP.
SUMMARY OF 8/8ths RESERVES AND INCOME DATA
RANKED BY FUTURE NET RESERVES AND INCOME DATA

AS OF JANUARY 1, 2005

NET RESERVES
LEASE / WELL NAME	RESERVE CATGORY	OIL MBBLS	NIL MBBLS	GAS MMCF	GROSS REVENUE --M$--	TOTAL EXPENSES --M$--	CAPITAL EXPENSE ---M$---	BFINET INCOME- ---M$---	DISCNET INCOME @ 10% ---- M$--	TABLE NUMBER

PROVED RESERVES HAMILL & HAMILL NO. 22	3PVUD	0.000	0.000	117	598.9	87.1	127.0	384.9	267.0	22
HAMILL & HAMILL NO. 21	3PVUD	0.000	0.000	88	448.0	68.1	127.0	252.9	176.4	21
HAMILL & HAMILL NO. 17	1PVPD	0.000	0.000	16	81.5	17.0	0.0	64.5	60.5	19
HAMILL & HAMILL NO. 19	1PVPD	0.000	0.000	11	55.2	8.5	0.0	46.8	45.8	20
HAMILL & HAMILL NO. 10	1 PVPD	0.000	0.000	13	63.8	27B0	0.0	36.8	31.7	18
K M F A-1 #20	1 PVPD	0.989	0B000	0	40.8	29.7	0.0	11.1	10.5	8
KMF LEASE 2 #701	1 PVPD	0.383	0.000	0	15.8	13.9	0.0	1.9	1.9	9
GRAND TOTAL PROVED		1B372	0B000	245	1304B0	251B3	254.0	798B9	593B8
POSSIBLE RESERVES HAMILL & HAMILL LOO. 1 PSU	9PSUD	0.000	0.000	567	2892.3	419.7	171B0	2301.6	839.1	12
HAMILL & HAMILL LOO. 2 PSU	9PSUD	0.000	0.000	546	2783.4	404.1	171.0	2208.2	806.5	13
HAMILL & HAMILL LOO. 5 PSU	9PSUD	0.000	0.000	380	1939.6	281.7	164.0	1493.9	628.2	16
HAMILL & HAMILL LOC.B 3 PSU	9PSUD	0B000	0.000	284	1445.9	209.8	157.0	1079.1	554.2	14
HAMILL & HAMILL LOO. 4 PSU	9PSUD	0.000	0.000	194	989.0	143.6	157.0	688.4	390.7	15
HAMILL & HAMILL LOO. 6 PSU	9PSUD	0.000	0.000	94	478.2	69B4	150.0	258.8	162.7	17
GRAND TOTAL POSSIBLE		0B000	0B000	2065	10528B4	1528B3	970B0	8030B0	3381.4

R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   PRADO FLD, JIM HOGG CO, TX                                                                             TABLE    6
   OPERATOR: CENTURY RES INC
   RESERVOIR: GOVERNMENT WELLS MID                                                                      RESERVE TYPE
   K M F A-1 #20                                                                                      PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .4946400   .3957100    .3957100   .0000000           41.25        .00         .00         10.0000        10.537
 FINAL         .4946399   .3957100    .3957100   .0000000           41.25        .00         .00         15.0000        10.272
                                                                                                         20.0000        10.028
 REMARKS                                                                                                 25.0000         9.802
                                                                                                         30.0000         9.593
                                                                                                         35.0000         9.398

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.          1.514           .000             0.           .599           .000             0.        41.25        .00
 12-06      1.           .985           .000             0.           .390           .000             0.        41.25        .00
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.          2.499           .000             0.           .989           .000             0.        41.25        .00
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.          2.499           .000             0.           .989           .000             0.        41.25        .00

 Cumulative            80.481           .000             0.
 Ultimate              82.980           .000             0.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         24713.             0.             0.          0.      24713.            1137.           892.              22684.
 12-06         16081.             0.             0.          0.      16081.             740.           580.              14761.
 12-07

 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         40794.             0.             0.          0.      40794.            1877.          1472.              37445.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         40794.             0.             0.          0.      40794.            1877.          1472.              37445.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          13723.             0.             0.             0.         13723.          8961.          8961.          8608.
 12-06          12580.             0.             0.             0.         12580.          2182.         11142.          1929.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          26303.             0.             0.             0.         26303.         11142.         11142.         10537.
 After              0.             0.             0.             0.             0.             0.         11142.             0.
 Total          26303.             0.             0.             0.         26303.         11142.         11142.         10537.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   PRADO FLD, JIM HOGG CO, TX                                                                             TABLE    7
   OPERATOR: CENTURY RES INC
   RESERVOIR: COMBINED ZONES                                                                            RESERVE TYPE
   KMF LEASE 2 #701                                                                                   PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .4946400   .3957100    .3957100   .0000000           41.25        .00         .00         10.0000         1.853
 FINAL         .4946400   .3957100    .3957100   .0000000           41.25        .00         .00         15.0000         1.828
                                                                                                         20.0000         1.805
 REMARKS                                                                                                 25.0000         1.784
                                                                                                         30.0000         1.763
                                                                                                         35.0000         1.744

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .967           .000             0.           .383           .000             0.        41.25        .00
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .967           .000             0.           .383           .000             0.        41.25        .00
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .967           .000             0.           .383           .000             0.        41.25        .00

 Cumulative            19.263           .000             0.
 Ultimate              20.230           .000             0.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         15783.             0.             0.          0.      15783.             726.           570.              14487.

 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         15783.             0.             0.          0.      15783.             726.           570.              14487.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         15783.             0.             0.          0.      15783.             726.           570.              14487.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          12580.             0.             0.             0.         12580.          1908.          1908.          1853.
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          12580.             0.             0.             0.         12580.          1908.          1908.          1853.
 After              0.             0.             0.             0.             0.             0.          1908.             0.
 Total          12580.             0.             0.             0.         12580.          1908.          1908.          1853.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   PRADO FIELD                                                                                            TABLE 5
   PROVED PRODUCING RESERVES
                                                                                                        RESERVE TYPE
           PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000        12.390
 FINAL                                                                                                   15.0000        12.101
                                                                                                         20.0000        11.833
                                                                                                         25.0000        11.586
                                                                                                         30.0000        11.356
                                                                                                         35.0000        11.142

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      2.          2.481           .000             0.           .982           .000             0.        41.25        .00
 12-06      1.           .985           .000             0.           .390           .000             0.        41.25        .00
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.          3.466           .000             0.          1.372           .000             0.        41.25        .00
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.          3.466           .000             0.          1.372           .000             0.        41.25        .00

 Cumulative            99.744           .000             0.
 Ultimate             103.210           .000             0.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         40496.             0.             0.          0.      40496.            1863.          1461.              37172.
 12-06         16081.             0.             0.          0.      16081.             740.           580.              14761.

 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         56577.             0.             0.          0.      56577.            2603.          2042.              51933.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         56577.             0.             0.          0.      56577.            2603.          2042.              51933.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          26303.             0.             0.             0.         26303.         10869.         10869.         10461.
 12-06          12580.             0.             0.             0.         12580.          2182.         13050.          1929.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          38883.             0.             0.             0.         38883.         13050.         13050.         12390.
 After              0.             0.             0.             0.             0.             0.         13050.             0.
 Total          38883.             0.             0.             0.         38883.         13050.         13050.         12390.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE 9
   PROVED PRODUCING RESERVES
                                                                                                        RESERVE TYPE
  PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       137.955
 FINAL                                                                                                   15.0000       133.729
                                                                                                         20.0000       129.944
                                                                                                         25.0000       126.531
                                                                                                         30.0000       123.435
                                                                                                         35.0000       120.611

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      3.           .000           .000           163.           .000           .000            26.          .00       5.10
 12-06      2.           .000           .000            50.           .000           .000             8.          .00       5.10
 12-07      1.           .000           .000            17.           .000           .000             3.          .00       5.10
 12-08      1.           .000           .000            14.           .000           .000             2.          .00       5.10
 12-09      1.           .000           .000             2.           .000           .000             0.          .00       5.10
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      2.           .000           .000           246.           .000           .000            39.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      2.           .000           .000           246.           .000           .000            39.          .00       5.10

 Cumulative              .000           .000           911.
 Ultimate                .000           .000          1157.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.        133299.          0.     133299.            9997.          4664.             118638.
 12-06             0.             0.         40587.          0.      40587.            3044.          1420.              36123.

 12-07             0.             0.         13736.          0.      13736.            1030.           481.              12225.
 12-08             0.             0.         11263.          0.      11263.             845.           394.              10024.
 12-09             0.             0.          1669.          0.       1669.             125.            58.               1486.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        200554.          0.     200554.           15042.          7017.             178496.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        200554.          0.     200554.           15042.          7017.             178496.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          12000.             0.             0.             0.         12000.        106638.        106638.        103178.
 12-06           8000.             0.             0.             0.          8000.         28123.        134761.         24689.
 12-07           4800.             0.             0.             0.          4800.          7425.        142186.          5868.
 12-08           4800.             0.             0.             0.          4800.          5224.        147410.          3755.
 12-09            800.             0.             0.             0.           800.           686.        148096.           465.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          30400.             0.             0.             0.         30400.        148096.        148096.        137955.
 After              0.             0.             0.             0.             0.             0.        148096.             0.
 Total          30400.             0.             0.             0.         30400.        148096.        148096.        137955.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE 10
   PROVED UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
 PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       443.408
 FINAL                                                                                                   15.0000       374.363
                                                                                                         20.0000       318.314
                                                                                                         25.0000       272.364
                                                                                                         30.0000       234.353
                                                                                                         35.0000       202.650

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           313.           .000           .000            50.          .00       5.10
 12-07      2.           .000           .000           299.           .000           .000            48.          .00       5.10
 12-08      2.           .000           .000           286.           .000           .000            46.          .00       5.10
 12-09      2.           .000           .000           308.           .000           .000            49.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000          1283.           .000           .000           205.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1283.           .000           .000           205.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1283.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.        255220.          0.     255220.           19141.          8930.             227149.

 12-07             0.             0.        243872.          0.     243872.           18290.          8533.             217049.
 12-08             0.             0.        233204.          0.     233204.           17490.          8159.             207555.
 12-09             0.             0.        251026.          0.     251026.           18827.          8783.             223416.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           6800.        240000.             0.             0.        246800.        -19651.        -19651.        -23307.
 12-07           9600.          7000.             0.             0.         16600.        200449.        180797.        157831.
 12-08           9600.          7000.             0.             0.         16600.        190955.        371752.        137212.
 12-09           9600.             0.             0.             0.          9600.        213816.        585568.        140270.
 12-10           4400.             0.             0.             0.          4400.         52210.        637778.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.
 After              0.             0.             0.             0.             0.             0.        637778.             0.
 Total          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE 8
   TOTAL PROVED RESERVES
                                                                                                        RESERVE TYPE
    TOTAL PROVED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       581.363
 FINAL                                                                                                   15.0000       508.092
                                                                                                         20.0000       448.258
                                                                                                         25.0000       398.895
                                                                                                         30.0000       357.788
                                                                                                         35.0000       323.261

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      3.           .000           .000           163.           .000           .000            26.          .00       5.10
 12-06      3.           .000           .000           363.           .000           .000            58.          .00       5.10
 12-07      3.           .000           .000           316.           .000           .000            51.          .00       5.10
 12-08      3.           .000           .000           300.           .000           .000            48.          .00       5.10
 12-09      2.           .000           .000           310.           .000           .000            50.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      3.           .000           .000          1529.           .000           .000           245.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      3.           .000           .000          1529.           .000           .000           245.          .00       5.10

 Cumulative              .000           .000           911.
 Ultimate                .000           .000          2440.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.        133299.          0.     133299.            9997.          4664.             118638.
 12-06             0.             0.        295807.          0.     295807.           22185.         10350.             263271.

 12-07             0.             0.        257607.          0.     257607.           19321.          9013.             229274.
 12-08             0.             0.        244468.          0.     244468.           18335.          8553.             217579.
 12-09             0.             0.        252695.          0.     252695.           18952.          8841.             224902.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.       1247482.          0.    1247482.           93561.         43647.            1110274.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1247482.          0.    1247482.           93561.         43647.            1110274.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          12000.             0.             0.             0.         12000.        106638.        106638.        103178.
 12-06          14800.        240000.             0.             0.        254800.          8471.        115110.          1382.
 12-07          14400.          7000.             0.             0.         21400.        207874.        322983.        163699.
 12-08          14400.          7000.             0.             0.         21400.        196179.        519162.        140967.
 12-09          10400.             0.             0.             0.         10400.        214502.        733664.        140735.
 12-10           4400.             0.             0.             0.          4400.         52210.        785874.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          70400.        254000.             0.             0.        324400.        785874.        785874.        581363.
 After              0.             0.             0.             0.             0.             0.        785874.             0.
 Total          70400.        254000.             0.             0.        324400.        785874.        785874.        581363.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE  11
   POSSIBLE UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
         POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000      3381.313
 FINAL                                                                                                   15.0000      2406.486
                                                                                                         20.0000      1787.106
                                                                                                         25.0000      1371.250
                                                                                                         30.0000      1079.377
                                                                                                         35.0000       867.067

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      0.           .000           .000           143.           .000           .000            23.          .00       5.10
 12-07      4.           .000           .000          1156.           .000           .000           185.          .00       5.10
 12-08      6.           .000           .000          1398.           .000           .000           224.          .00       5.10
 12-09      6.           .000           .000           945.           .000           .000           151.          .00       5.10
 12-10      6.           .000           .000           641.           .000           .000           103.          .00       5.10
 12-11      5.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-12      5.           .000           .000          1306.           .000           .000           209.          .00       5.10
 12-13      5.           .000           .000          1051.           .000           .000           168.          .00       5.10
 12-14      5.           .000           .000           694.           .000           .000           111.          .00       5.10
 12-15      4.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-16      4.           .000           .000           419.           .000           .000            67.          .00       5.10
 12-17      4.           .000           .000           657.           .000           .000           105.          .00       5.10
 12-18      3.           .000           .000           720.           .000           .000           115.          .00       5.10
 12-19      3.           .000           .000           502.           .000           .000            80.          .00       5.10

 Sub-T      4.           .000           .000         10546.           .000           .000          1687.          .00       5.10
 After      2.           .000           .000          2356.           .000           .000           377.          .00       5.10
 Total      3.           .000           .000         12903.           .000           .000          2064.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000         12903.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.        116691.          0.     116691.            8752.          4083.             103856.

 12-07             0.             0.        943703.          0.     943703.           70778.         33018.             839907.
 12-08             0.             0.       1140723.          0.    1140723.           85554.         39912.            1015257.
 12-09             0.             0.        771426.          0.     771426.           57857.         26991.             686579.
 12-10             0.             0.        523437.          0.     523437.           39258.         18314.             465865.
 12-11             0.             0.        371884.          0.     371884.           27891.         13012.             330981.
 12-12             0.             0.       1065313.          0.    1065313.           79898.         37273.             948142.
 12-13             0.             0.        857996.          0.     857996.           64350.         30020.             763626.
 12-14             0.             0.        566564.          0.     566564.           42492.         19823.             504249.
 12-15             0.             0.        372333.          0.     372333.           27925.         13027.             331381.
 12-16             0.             0.        342216.          0.     342216.           25666.         11973.             304576.
 12-17             0.             0.        536201.          0.     536201.           40215.         18761.             477225.
 12-18             0.             0.        587746.          0.     587746.           44081.         20564.             523101.
 12-19             0.             0.        409425.          0.     409425.           30707.         14325.             364393.

 Sub-T             0.             0.       8605658.          0.    8605658.          645424.        301096.            7659138.
 After             0.             0.       1922783.          0.    1922783.          144209.         67275.            1711300.
 Total             0.             0.      10528440.          0.   10528440.          789633.        368370.            9370438.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           2000.        300000.             0.             0.        302000.       -198144.       -198144.       -167585.
 12-07          18400.        600000.             0.             0.        618400.        221507.         23363.        171825.
 12-08          28800.             0.             0.             0.         28800.        986457.       1009821.        709165.
 12-09          28800.             0.             0.             0.         28800.        657779.       1667599.        429896.
 12-10          28800.             0.             0.             0.         28800.        437065.       2104664.        259689.
 12-11          26000.         14000.             0.             0.         40000.        290981.       2395645.        156834.
 12-12          24000.         21000.             0.             0.         45000.        903142.       3298786.        440695.
 12-13          24000.             0.             0.             0.         24000.        739627.       4038413.        330168.
 12-14          22400.             0.             0.             0.         22400.        481849.       4520262.        195687.
 12-15          19200.             0.             0.             0.         19200.        312181.       4832443.        115130.
 12-16          19200.          7000.             0.             0.         26200.        278376.       5110819.         92589.
 12-17          18000.         14000.             0.             0.         32000.        445225.       5556044.        134465.
 12-18          14400.             0.             0.             0.         14400.        508701.       6064745.        140960.
 12-19          14400.             0.             0.             0.         14400.        349993.       6414738.         88168.

 Sub-T         288400.        956000.             0.             0.       1244400.       6414738.       6414738.       3097686.
 After          82000.         14000.             0.             0.         96000.       1615300.       8030038.        283627.
 Total         370400.        970000.             0.             0.       1340400.       8030038.       8030038.       3381313.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   18
   OPERATOR: CENTURY RES INC
   RESERVOIR: MIOCENE 3435                                                                              RESERVE TYPE
   HAMILL & HAMILL NO. 10                                                                             PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000        31.663
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000        29.624
                                                                                                         20.0000        27.858
 REMARKS                                                                                                 25.0000        26.314
                                                                                                         30.0000        24.956
                                                                                                         35.0000        23.753

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .000           .000            25.           .000           .000             4.          .00       5.10
 12-06      1.           .000           .000            21.           .000           .000             3.          .00       5.10
 12-07      1.           .000           .000            17.           .000           .000             3.          .00       5.10
 12-08      1.           .000           .000            14.           .000           .000             2.          .00       5.10
 12-09      1.           .000           .000             2.           .000           .000             0.          .00       5.10
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000            78.           .000           .000            13.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000            78.           .000           .000            13.          .00       5.10

 Cumulative              .000           .000           772.
 Ultimate                .000           .000           850.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.         20428.          0.      20428.            1532.           715.              18181.
 12-06             0.             0.         16751.          0.      16751.            1256.           586.              14908.

 12-07             0.             0.         13736.          0.      13736.            1030.           481.              12225.
 12-08             0.             0.         11263.          0.      11263.             845.           394.              10024.
 12-09             0.             0.          1669.          0.       1669.             125.            58.               1486.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.         63846.          0.      63846.            4788.          2234.              56824.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.         63846.          0.      63846.            4788.          2234.              56824.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05           4800.             0.             0.             0.          4800.         13381.         13381.         12790.
 12-06           4800.             0.             0.             0.          4800.         10108.         23489.          8785.
 12-07           4800.             0.             0.             0.          4800.          7425.         30914.          5868.
 12-08           4800.             0.             0.             0.          4800.          5224.         36138.          3755.
 12-09            800.             0.             0.             0.           800.           686.         36824.           465.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          20000.             0.             0.             0.         20000.         36824.         36824.         31663.
 After              0.             0.             0.             0.             0.             0.         36824.             0.
 Total          20000.             0.             0.             0.         20000.         36824.         36824.         31663.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   19
   OPERATOR: CENTURY RES INC
   RESERVOIR: MIOCENE 4230-4233                                                                         RESERVE TYPE
   HAMILL & HAMILL NO. 17                                                                             PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000        60.463
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000        58.705
                                                                                                         20.0000        57.092
 REMARKS                                                                                                 25.0000        55.607
                                                                                                         30.0000        54.234
                                                                                                         35.0000        52.960

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .000           .000            71.           .000           .000            11.          .00       5.10
 12-06      1.           .000           .000            29.           .000           .000             5.          .00       5.10
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           100.           .000           .000            16.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           100.           .000           .000            16.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           100.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.         57628.          0.      57628.            4322.          2016.              51289.

 12-06             0.             0.         23836.          0.      23836.            1788.           834.              21214.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.         81464.          0.      81464.            6110.          2850.              72504.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.         81464.          0.      81464.            6110.          2850.              72504.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05           4800.             0.             0.             0.          4800.         46489.         46489.         44559.
 12-06           3200.             0.             0.             0.          3200.         18014.         64504.         15904.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T           8000.             0.             0.             0.          8000.         64504.         64504.         60463.
 After              0.             0.             0.             0.             0.             0.         64504.             0.
 Total           8000.             0.             0.             0.          8000.         64504.         64504.         60463.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   20
   OPERATOR: CENTURY RES INC
   RESERVOIR: 4300                                                                                      RESERVE TYPE
   HAMILL & HAMILL NO. 19                                                                             PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000        45.829
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000        45.400
                                                                                                         20.0000        44.994
 REMARKS                                                                                                 25.0000        44.610
                                                                                                         30.0000        44.245
                                                                                                         35.0000        43.898

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .000           .000            68.           .000           .000            11.          .00       5.10
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000            68.           .000           .000            11.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000            68.           .000           .000            11.          .00       5.10

 Cumulative              .000           .000           139.
 Ultimate                .000           .000           207.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.         55244.          0.      55244.            4143.          1933.              49168.

 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.         55244.          0.      55244.            4143.          1933.              49168.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.         55244.          0.      55244.            4143.          1933.              49168.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05           2400.             0.             0.             0.          2400.         46768.         46768.         45829.
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T           2400.             0.             0.             0.          2400.         46768.         46768.         45829.
 After              0.             0.             0.             0.             0.             0.         46768.             0.
 Total           2400.             0.             0.             0.          2400.         46768.         46768.         45829.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   21
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 4220 & 4170                                                                               RESERVE TYPE
   HAMILL & HAMILL NO. 21                                                                             PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       176.408
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       148.747
                                                                                                         20.0000       126.079
 REMARKS                                                                                                 25.0000       107.341
                                                                                                         30.0000        91.730
                                                                                                         35.0000        78.631

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           142.           .000           .000            23.          .00       5.10
 12-07      1.           .000           .000           132.           .000           .000            21.          .00       5.10
 12-08      1.           .000           .000           181.           .000           .000            29.          .00       5.10
 12-09      1.           .000           .000            90.           .000           .000            14.          .00       5.10
 12-10      1.           .000           .000             3.           .000           .000             1.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           549.           .000           .000            88.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           549.           .000           .000            88.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           549.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.        115738.          0.     115738.            8680.          4049.             103009.
 12-07             0.             0.        107921.          0.     107921.            8094.          3776.              96051.
 12-08             0.             0.        148026.          0.     148026.           11102.          5179.             131745.
 12-09             0.             0.         73678.          0.      73678.            5526.          2578.              65575.
 12-10             0.             0.          2620.          0.       2620.             196.            92.               2332.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        447984.          0.     447984.           33599.         15674.             398711.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        447984.          0.     447984.           33599.         15674.             398711.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           4000.        120000.             0.             0.        124000.        -20991.        -20991.        -21788.
 12-07           4800.          7000.             0.             0.         11800.         84251.         63260.         65688.
 12-08           4800.             0.             0.             0.          4800.        126945.        190204.         91487.
 12-09           4800.             0.             0.             0.          4800.         60775.        250979.         39826.
 12-10            400.             0.             0.             0.           400.          1932.        252911.          1195.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          18800.        127000.             0.             0.        145800.        252911.        252911.        176408.
 After              0.             0.             0.             0.             0.             0.        252911.             0.
 Total          18800.        127000.             0.             0.        145800.        252911.        252911.        176408.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   22
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 2750' & 4040'                                                                             RESERVE TYPE
   HAMILL & HAMILL NO. 22                                                                             PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       266.999
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       225.616
                                                                                                         20.0000       192.235
 REMARKS                                                                                                 25.0000       165.023
                                                                                                         30.0000       142.622
                                                                                                         35.0000       124.019

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           171.           .000           .000            27.          .00       5.10
 12-07      1.           .000           .000           167.           .000           .000            27.          .00       5.10
 12-08      1.           .000           .000           104.           .000           .000            17.          .00       5.10
 12-09      1.           .000           .000           217.           .000           .000            35.          .00       5.10
 12-10      1.           .000           .000            75.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           734.           .000           .000           117.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           734.           .000           .000           117.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           734.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.        139481.          0.     139481.           10461.          4880.             124140.
 12-07             0.             0.        135950.          0.     135950.           10196.          4757.             120997.
 12-08             0.             0.         85179.          0.      85179.            6388.          2980.              75810.
 12-09             0.             0.        177347.          0.     177347.           13301.          6205.             157841.
 12-10             0.             0.         60986.          0.      60986.            4574.          2134.              54278.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        598944.          0.     598944.           44921.         20956.             533067.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        598944.          0.     598944.           44921.         20956.             533067.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           2800.        120000.             0.             0.        122800.          1340.          1340.         -1519.
 12-07           4800.             0.             0.             0.          4800.        116197.        117538.         92142.
 12-08           4800.          7000.             0.             0.         11800.         64010.        181548.         45725.
 12-09           4800.             0.             0.             0.          4800.        153041.        334589.        100444.
 12-10           4000.             0.             0.             0.          4000.         50278.        384867.         30207.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          21200.        127000.             0.             0.        148200.        384867.        384867.        267000.
 After              0.             0.             0.             0.             0.             0.        384867.             0.
 Total          21200.        127000.             0.             0.        148200.        384867.        384867.        267000.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 2
   PROVED PRODUCING RESERVES
                                                                                                        RESERVE TYPE
  PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       150.345
 FINAL                                                                                                   15.0000       145.830
                                                                                                         20.0000       141.778
                                                                                                         25.0000       138.117
                                                                                                         30.0000       134.791
                                                                                                         35.0000       131.753

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      4.          2.481           .000           163.           .982           .000            26.        41.25       5.10
 12-06      3.           .985           .000            50.           .390           .000             8.        41.25       5.10
 12-07      1.           .000           .000            17.           .000           .000             3.          .00       5.10
 12-08      1.           .000           .000            14.           .000           .000             2.          .00       5.10
 12-09      1.           .000           .000             2.           .000           .000             0.          .00       5.10
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      2.          3.466           .000           246.          1.372           .000            39.        41.25       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      2.          3.466           .000           246.          1.372           .000            39.        41.25       5.10

 Cumulative            99.744           .000           911.
 Ultimate             103.210           .000          1157.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         40496.             0.        133299.          0.     173795.           11860.          6125.             155810.

 12-06         16081.             0.         40587.          0.      56668.            3784.          2000.              50884.
 12-07             0.             0.         13736.          0.      13736.            1030.           481.              12225.
 12-08             0.             0.         11263.          0.      11263.             845.           394.              10024.
 12-09             0.             0.          1669.          0.       1669.             125.            58.               1486.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         56577.             0.        200554.          0.     257131.           17644.          9059.             230429.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         56577.             0.        200554.          0.     257131.           17644.          9059.             230429.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          38303.             0.             0.             0.         38303.        117507.        117507.        113639.
 12-06          20580.             0.             0.             0.         20580.         30304.        147811.         26618.
 12-07           4800.             0.             0.             0.          4800.          7425.        155236.          5868.
 12-08           4800.             0.             0.             0.          4800.          5224.        160460.          3755.
 12-09            800.             0.             0.             0.           800.           686.        161146.           465.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          69283.             0.             0.             0.         69283.        161146.        161146.        150345.
 After              0.             0.             0.             0.             0.             0.        161146.             0.
 Total          69283.             0.             0.             0.         69283.        161146.        161146.        150345.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 3
   PROVED UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
 PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       443.408
 FINAL                                                                                                   15.0000       374.363
                                                                                                         20.0000       318.314
                                                                                                         25.0000       272.364
                                                                                                         30.0000       234.353
                                                                                                         35.0000       202.650

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      1.           .000           .000           313.           .000           .000            50.          .00       5.10
 12-07      2.           .000           .000           299.           .000           .000            48.          .00       5.10
 12-08      2.           .000           .000           286.           .000           .000            46.          .00       5.10
 12-09      2.           .000           .000           308.           .000           .000            49.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000          1283.           .000           .000           205.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1283.           .000           .000           205.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1283.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.        255220.          0.     255220.           19141.          8930.             227149.
 12-07             0.             0.        243872.          0.     243872.           18290.          8533.             217049.
 12-08             0.             0.        233204.          0.     233204.           17490.          8159.             207555.
 12-09             0.             0.        251026.          0.     251026.           18827.          8783.             223416.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           6800.        240000.             0.             0.        246800.        -19651.        -19651.        -23307.
 12-07           9600.          7000.             0.             0.         16600.        200449.        180797.        157831.
 12-08           9600.          7000.             0.             0.         16600.        190955.        371752.        137212.
 12-09           9600.             0.             0.             0.          9600.        213816.        585568.        140270.
 12-10           4400.             0.             0.             0.          4400.         52210.        637778.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.
 After              0.             0.             0.             0.             0.             0.        637778.             0.
 Total          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 1
   TOTAL PROVED RESERVES
                                                                                                        RESERVE TYPE
    TOTAL PROVED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       593.753
 FINAL                                                                                                   15.0000       520.193
                                                                                                         20.0000       460.092
                                                                                                         25.0000       410.481
                                                                                                         30.0000       369.143
                                                                                                         35.0000       334.403

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      4.          2.481           .000           163.           .982           .000            26.        41.25       5.10
 12-06      4.           .985           .000           363.           .390           .000            58.        41.25       5.10
 12-07      3.           .000           .000           316.           .000           .000            51.          .00       5.10
 12-08      3.           .000           .000           300.           .000           .000            48.          .00       5.10
 12-09      2.           .000           .000           310.           .000           .000            50.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      3.          3.466           .000          1529.          1.372           .000           245.        41.25       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      3.          3.466           .000          1529.          1.372           .000           245.        41.25       5.10

 Cumulative            99.744           .000           911.
 Ultimate             103.210           .000          2440.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         40496.             0.        133299.          0.     173795.           11860.          6125.             155810.
 12-06         16081.             0.        295807.          0.     311888.           22925.         10930.             278033.

 12-07             0.             0.        257607.          0.     257607.           19321.          9013.             229274.
 12-08             0.             0.        244468.          0.     244468.           18335.          8553.             217579.
 12-09             0.             0.        252695.          0.     252695.           18952.          8841.             224902.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         56577.             0.       1247482.          0.    1304059.           96164.         45689.            1162207.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         56577.             0.       1247482.          0.    1304059.           96164.         45689.            1162207.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          38303.             0.             0.             0.         38303.        117507.        117507.        113639.
 12-06          27380.        240000.             0.             0.        267380.         10653.        128160.          3312.
 12-07          14400.          7000.             0.             0.         21400.        207874.        336033.        163699.
 12-08          14400.          7000.             0.             0.         21400.        196179.        532212.        140967.
 12-09          10400.             0.             0.             0.         10400.        214502.        746714.        140735.
 12-10           4400.             0.             0.             0.          4400.         52210.        798924.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         109283.        254000.             0.             0.        363283.        798924.        798924.        593753.
 After              0.             0.             0.             0.             0.             0.        798924.             0.
 Total         109283.        254000.             0.             0.        363283.        798924.        798924.        593753.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   12
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808',5526',364                                                                     RESERVE TYPE
   HAMILL & HAMILL LOC. 1 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       839.102
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       573.540
                                                                                                         20.0000       415.793
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       315.219
                                                                                                         30.0000       247.234
                                                                                                         35.0000       199.037

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           113.           .000           .000            18.          .00       5.10
 12-07      1.           .000           .000           272.           .000           .000            44.          .00       5.10
 12-08      1.           .000           .000           193.           .000           .000            31.          .00       5.10
 12-09      1.           .000           .000           138.           .000           .000            22.          .00       5.10
 12-10      1.           .000           .000            98.           .000           .000            16.          .00       5.10
 12-11      1.           .000           .000            94.           .000           .000            15.          .00       5.10
 12-12      1.           .000           .000           299.           .000           .000            48.          .00       5.10
 12-13      1.           .000           .000           217.           .000           .000            35.          .00       5.10
 12-14      1.           .000           .000           157.           .000           .000            25.          .00       5.10
 12-15      1.           .000           .000           114.           .000           .000            18.          .00       5.10
 12-16      1.           .000           .000            82.           .000           .000            13.          .00       5.10
 12-17      1.           .000           .000           198.           .000           .000            32.          .00       5.10
 12-18      1.           .000           .000           258.           .000           .000            41.          .00       5.10
 12-19      1.           .000           .000           183.           .000           .000            29.          .00       5.10

 Sub-T      1.           .000           .000          2416.           .000           .000           387.          .00       5.10
 After      1.           .000           .000          1128.           .000           .000           181.          .00       5.10
 Total      1.           .000           .000          3545.           .000           .000           567.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          3545.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.         92555.          0.      92555.            6942.          3238.              82375.
 12-07             0.             0.        222116.          0.     222116.           16659.          7771.             197685.
 12-08             0.             0.        157890.          0.     157890.           11842.          5524.             140524.
 12-09             0.             0.        112236.          0.     112236.            8418.          3927.              99891.
 12-10             0.             0.         79783.          0.      79783.            5984.          2791.              71008.
 12-11             0.             0.         76844.          0.      76844.            5763.          2689.              68392.
 12-12             0.             0.        244334.          0.     244334.           18325.          8549.             217460.
 12-13             0.             0.        176843.          0.     176843.           13263.          6187.             157392.
 12-14             0.             0.        127994.          0.     127994.            9600.          4478.             113916.
 12-15             0.             0.         92639.          0.      92639.            6948.          3241.              82450.
 12-16             0.             0.         67050.          0.      67050.            5029.          2346.              59675.
 12-17             0.             0.        161316.          0.     161316.           12099.          5644.             143573.
 12-18             0.             0.        210228.          0.     210228.           15767.          7355.             187105.
 12-19             0.             0.        149729.          0.     149729.           11230.          5239.             133260.

 Sub-T             0.             0.       1971555.          0.    1971555.          147867.         68981.            1754708.
 After             0.             0.        920765.          0.     920765.           69057.         32216.             819491.
 Total             0.             0.       2892320.          0.    2892320.          216924.        101197.            2574199.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           1600.        150000.             0.             0.        151600.        -69225.        -69225.        -60121.
 12-07           4800.             0.             0.             0.          4800.        192885.        123661.        152467.
 12-08           4800.             0.             0.             0.          4800.        135724.        259385.         97533.
 12-09           4800.             0.             0.             0.          4800.         95091.        354477.         62124.
 12-10           4800.             0.             0.             0.          4800.         66208.        420684.         39324.
 12-11           4800.          7000.             0.             0.         11800.         56592.        477276.         30275.
 12-12           4800.             0.             0.             0.          4800.        212660.        689937.        104360.
 12-13           4800.             0.             0.             0.          4800.        152592.        842529.         68076.
 12-14           4800.             0.             0.             0.          4800.        109116.        951645.         44256.
 12-15           4800.             0.             0.             0.          4800.         77650.       1029295.         28632.
 12-16           4800.             0.             0.             0.          4800.         54875.       1084170.         18396.
 12-17           4800.          7000.             0.             0.         11800.        131773.       1215942.         39375.
 12-18           4800.             0.             0.             0.          4800.        182305.       1398248.         50507.
 12-19           4800.             0.             0.             0.          4800.        128460.       1526708.         32355.

 Sub-T          64000.        164000.             0.             0.        228000.       1526708.       1526708.        707560.
 After          37600.          7000.             0.             0.         44600.        774891.       2301599.        131542.
 Total         101600.        171000.             0.             0.        272600.       2301599.       2301599.        839102.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   13
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808',5526',364                                                                     RESERVE TYPE
   HAMILL & HAMILL LOC. 2 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       806.453
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       548.447
                                                                                                         20.0000       394.817
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       296.919
                                                                                                         30.0000       230.912
                                                                                                         35.0000       184.305

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      1.           .000           .000            30.           .000           .000             5.          .00       5.10
 12-07      1.           .000           .000           296.           .000           .000            47.          .00       5.10
 12-08      1.           .000           .000           211.           .000           .000            34.          .00       5.10
 12-09      1.           .000           .000           150.           .000           .000            24.          .00       5.10
 12-10      1.           .000           .000           106.           .000           .000            17.          .00       5.10
 12-11      1.           .000           .000            76.           .000           .000            12.          .00       5.10
 12-12      1.           .000           .000           273.           .000           .000            44.          .00       5.10
 12-13      1.           .000           .000           235.           .000           .000            38.          .00       5.10
 12-14      1.           .000           .000           170.           .000           .000            27.          .00       5.10
 12-15      1.           .000           .000           123.           .000           .000            20.          .00       5.10
 12-16      1.           .000           .000            89.           .000           .000            14.          .00       5.10
 12-17      1.           .000           .000           136.           .000           .000            22.          .00       5.10
 12-18      1.           .000           .000           268.           .000           .000            43.          .00       5.10
 12-19      1.           .000           .000           180.           .000           .000            29.          .00       5.10

 Sub-T      1.           .000           .000          2344.           .000           .000           375.          .00       5.10
 After      1.           .000           .000          1067.           .000           .000           171.          .00       5.10
 Total      1.           .000           .000          3411.           .000           .000           546.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          3411.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.         24135.          0.      24135.            1810.           844.              21481.
 12-07             0.             0.        241899.          0.     241899.           18142.          8464.             215293.
 12-08             0.             0.        171954.          0.     171954.           12897.          6016.             153041.
 12-09             0.             0.        122233.          0.     122233.            9167.          4277.             108789.
 12-10             0.             0.         86889.          0.      86889.            6517.          3040.              77332.
 12-11             0.             0.         61765.          0.      61765.            4632.          2161.              54971.
 12-12             0.             0.        222994.          0.     222994.           16725.          7802.             198467.
 12-13             0.             0.        191728.          0.     191728.           14380.          6708.             170640.
 12-14             0.             0.        138768.          0.     138768.           10408.          4855.             123505.
 12-15             0.             0.        100437.          0.     100437.            7533.          3514.              89390.
 12-16             0.             0.         72693.          0.      72693.            5452.          2543.              64698.
 12-17             0.             0.        110897.          0.     110897.            8317.          3880.              98699.
 12-18             0.             0.        219076.          0.     219076.           16431.          7665.             194981.
 12-19             0.             0.        146851.          0.     146851.           11014.          5138.             130699.

 Sub-T             0.             0.       1912320.          0.    1912320.          143424.         66908.            1701988.
 After             0.             0.        871056.          0.     871056.           65329.         30477.             775250.
 Total             0.             0.       2783376.          0.    2783376.          208753.         97385.            2477238.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06            400.        150000.             0.             0.        150400.       -128919.       -128919.       -107464.
 12-07           4800.             0.             0.             0.          4800.        210493.         81574.        166384.
 12-08           4800.             0.             0.             0.          4800.        148241.        229815.        106527.
 12-09           4800.             0.             0.             0.          4800.        103989.        333803.         67936.
 12-10           4800.             0.             0.             0.          4800.         72532.        406336.         43080.
 12-11           4800.             0.             0.             0.          4800.         50171.        456507.         27092.
 12-12           4800.          7000.             0.             0.         11800.        186667.        643174.         90817.
 12-13           4800.             0.             0.             0.          4800.        165840.        809015.         73986.
 12-14           4800.             0.             0.             0.          4800.        118705.        927720.         48145.
 12-15           4800.             0.             0.             0.          4800.         84590.       1012310.         31191.
 12-16           4800.             0.             0.             0.          4800.         59898.       1072208.         20079.
 12-17           4800.          7000.             0.             0.         11800.         86899.       1159107.         25941.
 12-18           4800.             0.             0.             0.          4800.        190181.       1349288.         52714.
 12-19           4800.             0.             0.             0.          4800.        125899.       1475187.         31726.

 Sub-T          62800.        164000.             0.             0.        226800.       1475187.       1475187.        678156.
 After          35200.          7000.             0.             0.         42200.        733050.       2208237.        128297.
 Total          98000.        171000.             0.             0.        269000.       2208237.       2208237.        806453.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   14
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 5808',5526'                                                                               RESERVE TYPE
   HAMILL & HAMILL LOC. 3 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       554.199
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       414.131
                                                                                                         20.0000       316.731
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       247.185
                                                                                                         30.0000       196.335
                                                                                                         35.0000       158.354

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-07      1.           .000           .000           257.           .000           .000            41.          .00       5.10
 12-08      1.           .000           .000           219.           .000           .000            35.          .00       5.10
 12-09      1.           .000           .000           150.           .000           .000            24.          .00       5.10
 12-10      1.           .000           .000           102.           .000           .000            16.          .00       5.10
 12-11      1.           .000           .000            95.           .000           .000            15.          .00       5.10
 12-12      1.           .000           .000           302.           .000           .000            48.          .00       5.10
 12-13      1.           .000           .000           223.           .000           .000            36.          .00       5.10
 12-14      1.           .000           .000           164.           .000           .000            26.          .00       5.10
 12-15      1.           .000           .000           121.           .000           .000            19.          .00       5.10
 12-16      1.           .000           .000            89.           .000           .000            14.          .00       5.10
 12-17      1.           .000           .000            51.           .000           .000             8.          .00       5.10
 12-18
 12-19

 Sub-T      1.           .000           .000          1772.           .000           .000           284.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1772.           .000           .000           284.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1772.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.        209927.          0.     209927.           15745.          7345.             186838.
 12-08             0.             0.        178339.          0.     178339.           13375.          6240.             158723.
 12-09             0.             0.        122107.          0.     122107.            9158.          4272.             108677.
 12-10             0.             0.         83605.          0.      83605.            6270.          2925.              74410.
 12-11             0.             0.         77428.          0.      77428.            5807.          2709.              68912.
 12-12             0.             0.        246680.          0.     246680.           18501.          8631.             219548.
 12-13             0.             0.        181630.          0.     181630.           13622.          6355.             161653.
 12-14             0.             0.        133733.          0.     133733.           10030.          4679.             119024.
 12-15             0.             0.         98467.          0.      98467.            7385.          3445.              87637.
 12-16             0.             0.         72501.          0.      72501.            5438.          2537.              64527.
 12-17             0.             0.         41528.          0.      41528.            3115.          1453.              36960.
 12-18
 12-19

 Sub-T             0.             0.       1445946.          0.    1445946.          108446.         50591.            1286909.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1445946.          0.    1445946.          108446.         50591.            1286909.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07           4000.        150000.             0.             0.        154000.         32838.         32838.         21259.
 12-08           4800.             0.             0.             0.          4800.        153923.        186761.        110644.
 12-09           4800.             0.             0.             0.          4800.        103876.        290638.         67884.
 12-10           4800.             0.             0.             0.          4800.         69610.        360248.         41358.
 12-11           4800.          7000.             0.             0.         11800.         57112.        417359.         30562.
 12-12           4800.             0.             0.             0.          4800.        214748.        632108.        105370.
 12-13           4800.             0.             0.             0.          4800.        156853.        788960.         69967.
 12-14           4800.             0.             0.             0.          4800.        114224.        903185.         46321.
 12-15           4800.             0.             0.             0.          4800.         82837.        986022.         30540.
 12-16           4800.             0.             0.             0.          4800.         59727.       1045749.         20019.
 12-17           3600.             0.             0.             0.          3600.         33360.       1079109.         10274.
 12-18
 12-19

 Sub-T          50800.        157000.             0.             0.        207800.       1079109.       1079109.        554199.
 After              0.             0.             0.             0.             0.             0.       1079109.             0.
 Total          50800.        157000.             0.             0.        207800.       1079109.       1079109.        554199.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   15
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808'                                                                               RESERVE TYPE
   HAMILL & HAMILL LOC. 4 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       390.651
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       302.858
                                                                                                         20.0000       238.619
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       190.706
                                                                                                         30.0000       154.347
                                                                                                         35.0000       126.324

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-07      1.           .000           .000           188.           .000           .000            30.          .00       5.10
 12-08      1.           .000           .000           240.           .000           .000            38.          .00       5.10
 12-09      1.           .000           .000           165.           .000           .000            26.          .00       5.10
 12-10      1.           .000           .000           113.           .000           .000            18.          .00       5.10
 12-11      1.           .000           .000            77.           .000           .000            12.          .00       5.10
 12-12      1.           .000           .000           236.           .000           .000            38.          .00       5.10
 12-13      1.           .000           .000           142.           .000           .000            23.          .00       5.10
 12-14      1.           .000           .000            51.           .000           .000             8.          .00       5.10
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000          1212.           .000           .000           194.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1212.           .000           .000           194.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1212.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.        153749.          0.     153749.           11531.          5379.             136838.
 12-08             0.             0.        196052.          0.     196052.           14704.          6859.             174489.
 12-09             0.             0.        134235.          0.     134235.           10068.          4697.             119471.
 12-10             0.             0.         91910.          0.      91910.            6893.          3216.              81801.
 12-11             0.             0.         62930.          0.      62930.            4720.          2202.              56008.
 12-12             0.             0.        192840.          0.     192840.           14463.          6747.             171630.
 12-13             0.             0.        115764.          0.     115764.            8682.          4050.             103031.
 12-14             0.             0.         41513.          0.      41513.            3113.          1452.              36947.
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        988992.          0.     988992.           74174.         34603.             880215.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        988992.          0.     988992.           74174.         34603.             880215.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07           2800.        150000.             0.             0.        152800.        -15962.        -15962.        -15478.
 12-08           4800.             0.             0.             0.          4800.        169689.        153727.        121975.
 12-09           4800.             0.             0.             0.          4800.        114671.        268398.         74937.
 12-10           4800.             0.             0.             0.          4800.         77001.        345399.         45748.
 12-11           4800.             0.             0.             0.          4800.         51208.        396607.         27661.
 12-12           4800.          7000.             0.             0.         11800.        159830.        556437.         77932.
 12-13           4800.             0.             0.             0.          4800.         98231.        654668.         43966.
 12-14           3200.             0.             0.             0.          3200.         33747.        688415.         13910.
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          34800.        157000.             0.             0.        191800.        688415.        688415.        390651.
 After              0.             0.             0.             0.             0.             0.        688415.             0.
 Total          34800.        157000.             0.             0.        191800.        688415.        688415.        390651.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   16
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808',5526'                                                                         RESERVE TYPE
   HAMILL & HAMILL LOC. 5 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       628.206
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       436.544
                                                                                                         20.0000       314.806
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       234.197
                                                                                                         30.0000       178.827
                                                                                                         35.0000       139.555

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-07      1.           .000           .000           113.           .000           .000            18.          .00       5.10
 12-08      1.           .000           .000           265.           .000           .000            42.          .00       5.10
 12-09      1.           .000           .000           182.           .000           .000            29.          .00       5.10
 12-10      1.           .000           .000           125.           .000           .000            20.          .00       5.10
 12-11      1.           .000           .000            86.           .000           .000            14.          .00       5.10
 12-12      1.           .000           .000           194.           .000           .000            31.          .00       5.10
 12-13      1.           .000           .000           235.           .000           .000            38.          .00       5.10
 12-14      1.           .000           .000           153.           .000           .000            24.          .00       5.10
 12-15      1.           .000           .000            99.           .000           .000            16.          .00       5.10
 12-16      1.           .000           .000           159.           .000           .000            25.          .00       5.10
 12-17      1.           .000           .000           273.           .000           .000            44.          .00       5.10
 12-18      1.           .000           .000           194.           .000           .000            31.          .00       5.10
 12-19      1.           .000           .000           138.           .000           .000            22.          .00       5.10

 Sub-T      1.           .000           .000          2217.           .000           .000           355.          .00       5.10
 After      1.           .000           .000           160.           .000           .000            26.          .00       5.10
 Total      1.           .000           .000          2377.           .000           .000           380.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          2377.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.         92047.          0.      92047.            6904.          3221.              81923.
 12-08             0.             0.        216181.          0.     216181.           16214.          7564.             192404.
 12-09             0.             0.        148579.          0.     148579.           11143.          5198.             132237.
 12-10             0.             0.        102117.          0.     102117.            7659.          3573.              90885.
 12-11             0.             0.         70184.          0.      70184.            5264.          2456.              62464.
 12-12             0.             0.        158465.          0.     158465.           11885.          5544.             141035.
 12-13             0.             0.        192031.          0.     192031.           14402.          6719.             170910.
 12-14             0.             0.        124556.          0.     124556.            9342.          4358.             110857.
 12-15             0.             0.         80790.          0.      80790.            6059.          2827.              71904.
 12-16             0.             0.        129971.          0.     129971.            9748.          4547.             115676.
 12-17             0.             0.        222461.          0.     222461.           16685.          7783.             197993.
 12-18             0.             0.        158441.          0.     158441.           11883.          5544.             141015.
 12-19             0.             0.        112845.          0.     112845.            8463.          3948.             100434.

 Sub-T             0.             0.       1808669.          0.    1808669.          135650.         63282.            1609737.
 After             0.             0.        130963.          0.     130963.            9822.          4582.             116559.
 Total             0.             0.       1939632.          0.    1939632.          145472.         67864.            1726296.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07           1600.        150000.             0.             0.        151600.        -69677.        -69677.        -54999.
 12-08           4800.             0.             0.             0.          4800.        187604.        117927.        134847.
 12-09           4800.             0.             0.             0.          4800.        127437.        245364.         83276.
 12-10           4800.             0.             0.             0.          4800.         86085.        331449.         51143.
 12-11           4800.             0.             0.             0.          4800.         57664.        389113.         31146.
 12-12           4800.          7000.             0.             0.         11800.        129235.        518348.         62216.
 12-13           4800.             0.             0.             0.          4800.        166110.        684459.         74172.
 12-14           4800.             0.             0.             0.          4800.        106057.        790515.         43054.
 12-15           4800.             0.             0.             0.          4800.         67104.        857620.         24767.
 12-16           4800.          7000.             0.             0.         11800.        103876.        961496.         34094.
 12-17           4800.             0.             0.             0.          4800.        193193.       1154689.         58875.
 12-18           4800.             0.             0.             0.          4800.        136215.       1290904.         37739.
 12-19           4800.             0.             0.             0.          4800.         95634.       1386537.         24088.

 Sub-T          59200.        164000.             0.             0.        223200.       1386537.       1386537.        604418.
 After           9200.             0.             0.             0.          9200.        107359.       1493896.         23788.
 Total          68400.        164000.             0.             0.        232400.       1493896.       1493896.        628206.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   17
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348'                                                                                     RESERVE TYPE
   HAMILL & HAMILL LOC. 6 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       162.702
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       130.966
                                                                                                         20.0000       106.341
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000        87.024
                                                                                                         30.0000        71.723
                                                                                                         35.0000        59.492

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-07      1.           .000           .000            29.           .000           .000             5.          .00       5.10
 12-08      1.           .000           .000           270.           .000           .000            43.          .00       5.10
 12-09      1.           .000           .000           162.           .000           .000            26.          .00       5.10
 12-10      1.           .000           .000            97.           .000           .000            16.          .00       5.10
 12-11      1.           .000           .000            28.           .000           .000             4.          .00       5.10
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           586.           .000           .000            94.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           586.           .000           .000            94.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           586.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.         23965.          0.      23965.            1797.           838.              21329.
 12-08             0.             0.        220308.          0.     220308.           16523.          7708.             196076.
 12-09             0.             0.        132037.          0.     132037.            9903.          4620.             117514.
 12-10             0.             0.         79133.          0.      79133.            5935.          2769.              70430.
 12-11             0.             0.         22733.          0.      22733.            1705.           795.              20233.
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        478176.          0.     478176.           35863.         16730.             425582.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        478176.          0.     478176.           35863.         16730.             425582.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07            400.        150000.             0.             0.        150400.       -129071.       -129071.        -97809.
 12-08           4800.             0.             0.             0.          4800.        191276.         62206.        137638.
 12-09           4800.             0.             0.             0.          4800.        112714.        174920.         73738.
 12-10           4800.             0.             0.             0.          4800.         65630.        240549.         39037.
 12-11           2000.             0.             0.             0.          2000.         18233.        258782.         10098.
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          16800.        150000.             0.             0.        166800.        258782.        258782.        162702.
 After              0.             0.             0.             0.             0.             0.        258782.             0.
 Total          16800.        150000.             0.             0.        166800.        258782.        258782.        162702.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 4
   POSSIBLE UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
         POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000      3381.313
 FINAL                                                                                                   15.0000      2406.486
                                                                                                         20.0000      1787.106
                                                                                                         25.0000      1371.250
                                                                                                         30.0000      1079.377
                                                                                                         35.0000       867.067

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000           143.           .000           .000            23.          .00       5.10
 12-07      4.           .000           .000          1156.           .000           .000           185.          .00       5.10
 12-08      6.           .000           .000          1398.           .000           .000           224.          .00       5.10
 12-09      6.           .000           .000           945.           .000           .000           151.          .00       5.10
 12-10      6.           .000           .000           641.           .000           .000           103.          .00       5.10
 12-11      5.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-12      5.           .000           .000          1306.           .000           .000           209.          .00       5.10
 12-13      5.           .000           .000          1051.           .000           .000           168.          .00       5.10
 12-14      5.           .000           .000           694.           .000           .000           111.          .00       5.10
 12-15      4.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-16      4.           .000           .000           419.           .000           .000            67.          .00       5.10
 12-17      4.           .000           .000           657.           .000           .000           105.          .00       5.10
 12-18      3.           .000           .000           720.           .000           .000           115.          .00       5.10
 12-19      3.           .000           .000           502.           .000           .000            80.          .00       5.10

 Sub-T      4.           .000           .000         10546.           .000           .000          1687.          .00       5.10
 After      2.           .000           .000          2356.           .000           .000           377.          .00       5.10
 Total      3.           .000           .000         12903.           .000           .000          2064.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000         12903.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.        116691.          0.     116691.            8752.          4083.             103856.
 12-07             0.             0.        943703.          0.     943703.           70778.         33018.             839907.
 12-08             0.             0.       1140723.          0.    1140723.           85554.         39912.            1015257.
 12-09             0.             0.        771426.          0.     771426.           57857.         26991.             686579.
 12-10             0.             0.        523437.          0.     523437.           39258.         18314.             465865.
 12-11             0.             0.        371884.          0.     371884.           27891.         13012.             330981.
 12-12             0.             0.       1065313.          0.    1065313.           79898.         37273.             948142.
 12-13             0.             0.        857996.          0.     857996.           64350.         30020.             763626.
 12-14             0.             0.        566564.          0.     566564.           42492.         19823.             504249.
 12-15             0.             0.        372333.          0.     372333.           27925.         13027.             331381.
 12-16             0.             0.        342216.          0.     342216.           25666.         11973.             304576.
 12-17             0.             0.        536201.          0.     536201.           40215.         18761.             477225.
 12-18             0.             0.        587746.          0.     587746.           44081.         20564.             523101.
 12-19             0.             0.        409425.          0.     409425.           30707.         14325.             364393.

 Sub-T             0.             0.       8605658.          0.    8605658.          645424.        301096.            7659138.
 After             0.             0.       1922783.          0.    1922783.          144209.         67275.            1711300.
 Total             0.             0.      10528440.          0.   10528440.          789633.        368370.            9370438.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           2000.        300000.             0.             0.        302000.       -198144.       -198144.       -167585.
 12-07          18400.        600000.             0.             0.        618400.        221507.         23363.        171825.
 12-08          28800.             0.             0.             0.         28800.        986457.       1009821.        709165.
 12-09          28800.             0.             0.             0.         28800.        657779.       1667599.        429896.
 12-10          28800.             0.             0.             0.         28800.        437065.       2104664.        259689.
 12-11          26000.         14000.             0.             0.         40000.        290981.       2395645.        156834.
 12-12          24000.         21000.             0.             0.         45000.        903142.       3298786.        440695.
 12-13          24000.             0.             0.             0.         24000.        739627.       4038413.        330168.
 12-14          22400.             0.             0.             0.         22400.        481849.       4520262.        195687.
 12-15          19200.             0.             0.             0.         19200.        312181.       4832443.        115130.
 12-16          19200.          7000.             0.             0.         26200.        278376.       5110819.         92589.
 12-17          18000.         14000.             0.             0.         32000.        445225.       5556044.        134465.
 12-18          14400.             0.             0.             0.         14400.        508701.       6064745.        140960.
 12-19          14400.             0.             0.             0.         14400.        349993.       6414738.         88168.

 Sub-T         288400.        956000.             0.             0.       1244400.       6414738.       6414738.       3097686.
 After          82000.         14000.             0.             0.         96000.       1615300.       8030038.        283627.
 Total         370400.        970000.             0.             0.       1340400.       8030038.       8030038.       3381313.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

Appendix H

NEITHER. THIS CONVERTIBLE PROMISSORY NOTE (TIE "NOTE") NOR THE SECURITIES INTO WHICH T HIS NOTE I S CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'),OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD, OR WILL BE ISSUED UPON CONVERSION, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4 (2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THS NOTE IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, OR THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE
OF
AQUATIC CELLULOSE INTERNATIONAL CORPORATION.

US $100,000	New York, New York
December 2003

AQUATIC CELLULOSE INTERNATIONAL CORPORATION, a corporation (the "Corporation"), for value received, hereby promises to pay to the order of , or his or its permitted assigns (collectively, the "Holder"),at the address set forth in Section 14, the principal amount of One Hundred Thousand Dollars (US$100,000) (the "Principal"), plus any accrued and unpaid Interest, in full in accordance with the terms hereof .

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.  Definitions. For the purposes of this Note:

(a) "Business Day" means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

(b) "Change of Control' means (i) securities of AQCI representing more than 50% of the combined voting power of AQCI's then outstanding voting securities are acquired by a person or entity, or group of related persons or entities, in a single transaction (ii) a merger or consolidation is consummated in which AQCI is a constituent corporation, which results in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the then existing stockholders of AQCI or (iii) the sale by AQCI of substantially all of its assets to a person or entity which is not a wholly-owned subsidiary of AQCI; provided, however, that the Change of Control shall be deemed to have occurred in connection wit the consummation of any transaction contemplated.

29827

(c) "Common Stock" means the common stock, par value US$0.01per share, ofAQCI.

(d) "Conversion Price" means a price per share equal to 40% of he average of the lowest three (i) intra-day trading prices, or (ii) if the Common Stock is then traded on the OTC Bulletin Board, the prices asked by any person or entity acting as a market maker in the common Stock (which need not occur on consecutive Trading Days) during the twenty Trading Days immediately preceding the relevant date upon which a conversion is effected pursuant to Section 7 (which may include Trading Days prior to the date of the issuance of this Note); provided however, that such ten Trading Day period shall be extended for the number of Trading Days during such period in which trading in the Common Stock is suspended on the OTC Bulletin Board or a Subsequent Market on which the Common Stock is then listed.

(e) "Event of Default" shall have the meaning assigned to such tern in

Section 3.

(f)  "Interest" means the aggregate amount of interest on the Principal at the rate of [12%] simple interest per annum or, following the occurrence of an Event of Default, at the rate of [15%] simple interest per annum.

(g) "Maturity Date" means the 60th day following the execution of this Note.

(h) "AQCI' means Aquatic Cellulose International Corp., Inc., a US corporation,

(i) "Subsequent Market" means any one of the Nasdaq SmallCap Market, OTC. Bulletin Board, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market.

(j) "Trading Day"' means (i) a day on which the shares of Common Stock are traded on a Subsequent Market on which the shares of Common Stock are then listed or quoted, or (ii) if the shares of Common Stock are not listed on a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported or the OTC Bulletin Board, or (iii) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in (i), (ii) and (iii) hereof then Trading day shall mean any Business day.

2.  Representations and Warranties of the Holder.

(a) Restricted Security. The Holder understands and expressly acknowledges that this Note, and the shares of the Common Stock issueable upon conversion of this Note (collectively the "Securities") have not been registered under the Securities Act, or any other applicable federal or state securities laws, and accordingly, absent such registration the Securities may not be reoffered, resold or otherwise pledged, hypothecated, transferred encumbered unless such Securities are registered pursuant to the Securities Act and any other applicable federal or state securities laws, or appropriate exemptions from the registration requirements of such securities laws are available and AQCI has received an opinion of Holders counsel, in form and substance satisfactory to AQCI, to the effect that the proposed transaction is exempt from registration under the Securities Act and all other applicable federal and state securities laws.

(b) Legends. The Holder understands and expressly agrees that the certificates representing the Securities will bear such legends as may be required by the Securities Act or other applicable federal or state securities laws and/or reasonably requires by AQCI

(c) Representations and Warranties. The Holder represents and warrants to the Corporation that he or it: (i) is an "accredited investor" within the meaning of Rule 504 Regulation D under the Securities Act, as indicated by his or its completed Investor Questionnaire; (ii) is acquiring the Securities for investment purposes only, and not with a view to any public resale or distribution thereof (iii) has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in and holding the Securities; (iv) is and will be able and prepared to bear the economic risk of investing in and holding the Securities, including a total loss of his or its investment in the Corporation; (v) by reason of his or its business or financial experience (including investing in non-listed and non-registered securities), has the capacity to protect his o r its own interests, in connection with the investment in and holding of the Securities; (vi) has had a reasonable opportunity to ask questions of and receive answers from, a person or persons acting on behalf of each of the Corporation and AQCI concerning the Securities and all such questions have been answered t o his or its full satisfaction; (vii) is not subscribing for this Note as a result of or subsequent to, any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or Internet or presented at any seminar or meeting.

(d) Additional Representations of Non-Individual Holder. If the Holder is not a natural person, the Holder represents and warrants that: (i) the Holder has all requisite power and authority, and has been duly and validly authorized by all necessary action, to execute and deliver this Note, to perform all of its obligations and undertakings pursuant hereto and to consummate the transactions contemplated hereby; (ii) this Note has been duly executed and delivered by the Holder, and constitutes the legal, valid and binding obligations of the Holder, enforceable against the Holder in accordance with its terms; and (iii) the individual or a entity executing and delivering this Note on behalf of the Holder is an officer, general partner, manager, member or other agent or representative of the Holder, and is duly authorize to execute and deliver this Note on behalf of the Holder.

(e) Additional Representations of Individual Holder. If the Holder is a natural person, the Holder represents and warrants that: (i) the Holder has reached the age of majority in the jurisdiction in which the Holder resides, (ii) the Holder has adequate means of providing for the Holder's current financial needs and contingencies, (iii) the Holder is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, (iv) the Holder has no need for liquidity in such investment and (v) at the present time the Holder could afford a complete loss of such investment.

3. Events of Default.

(a) Each of the following shall constitute an Event of Default under this Note:

(i)  any failure to observe or perform any material covenant or agreement (including any failure to make any payment of Principal or accrued and unpaid Interest when the same shall become due and payable) to be observed or performed by the Corporation for the benefit of the Holder pursuant to this Note, and such breach of such covenant or agreement shall remain uncured and unwaived for a period of 15 days after written notice thereof is given by the Holder to the Corporation;

(ii) the Corporation shall  (A) voluntarily commence anyproceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (B) consent to the institution of any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Corporation or for all of a substantial part of its assets, or (D) make a general assignment for the benefit of creditors; or

(iii)  an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Corporation or of all or a substantial part of its assets, under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Corporation or for a substantial part of its assets, (C) the winding up or liquidation of the Corporation, or D) an order or decree approving or ordering any of the foregoing shall be issued by a court having jurisdiction and continue unstayed and in effect for 60 days.

(b) In case of the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Corporation, declare the Note to be immediately due and payable in full both as to Principal and accrued and unpaid Interest; provided, however, that no notice need be given to the Corporation if acceleration is based upon the occurrence of the Events of Default describe in clauses (ii) or (iii) of Section 3(a), in either of which cases the Principal and accrued and unpaid Interest under this Note shall automatically become immediately due and payable without requirement of any action on the part of the Holder.

4. Extension of Maturity. If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which has accrued during such extension period at the rate per annum herein specified.

5. Replacement of Note. Upon receipt by the Corporation of evididence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Corporation shall make and deliver to the Holder a new note of like tenor in lieu of this Note. Any replacement note made and delivered in accordance with this Section 5 shall be dated as of the date hereof.

6. Conversion.

(a)  Conversion- Subject to Section 7, the Holder shall have the right at his or its option at any time and from time to time, to convert all or any portion of the Principal and accrued Interest under this Note (to the extent the same have not been prepaid in accordance with Section 7) into a number of fully paid and non assessable whole shares of Common Stock equal to the quotient of (A) the aggregate amount of the Principal and accrued and unpaid Interest to be so converted, divided by (B) the Conversion Price.

(b) Such rights of conversion shall be exercised by the Holder by giving written notice to each of the Corporation and AQCI that the Holder elects to convert a stated amount of the Principal and accrued and unpaid Interest and by surrender of this Note to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the Holder) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. In the event that less than all of the Principal and accrued and unpaid Interest under his Note is converted in accordance with this Section 6, another promissory note of like tenor, for the aggregate Principal and Interest under this Note then accrued and unpaid and not previously converted shall be promptly issued to the Holder.

(c)  No Fractional shares. No fractional shares of Common Stock shall be issued upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6. In lieu of AQCI issuing any fractional shares to the Holder the Corporation shall pay to the Holder, within 15 days of conversion in accordance with his Section 6, the portion of the outstanding Principal and accrued and unpaid Interest under this Note which would otherwise be converted into such factional share of Common Stock.

(d)  Effect of Conversion in Full. Upon conversion in whole of the Principal and accrued and unpaid Interest under this Note, the issuance of the appropriate number of shares of Common Stock and payment in lieu of fractional shares (if necessary) the Corporation shall be forever released from all of its obligations, undertakings and liabilities under this Note.

(e)  Issuance of Certificates; Issuance Tax. Promptly upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6, AQCI shall issue to the Holder certificates representing the number of shares of Common Stock into which the Principal and accrued and unpaid Interest has been converted. The issuance of certificates for shares of Common Stock upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6 shall be made without charge to the Holder for any issuance tax in respect thereof.

(f)  Reservation of Capital Stock. AQCI agrees to duly reserve for issuance upon conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6, a sufficient number of shares of authorized Common Stock for purposes of conversion pursuant to Section 6(a). Upon issuance, sale and delivery of any share of the Common Stock in accordance with this Section 6, such share shall be validly issued and outstanding, fully paid and nonassessable, and shall not be subject to preemptive or any similar rights of any person or entity.

(g) Binding Obligations; Further Assurances.The Holder herby covenants and agrees that upon the request of the Corporation, he or it will promptly execute and deliver to the Corporation all such documents, agreements and instruments, and take any and all such other further actions, as shall be reasonably requested by the Corporation in connection with the conversion of the Principal and accrued and unpaid Interest under this Note in accordance with this Section 6.

(h) AQCI shall give the Holder written notice of any Change of Control not less than 15 days prior to the closing or consummation thereof

7.  Prepayment. The Corporation may. in whole or in part and without penalty; or charge, prepay the Principal and accrued and unpaid Interest under this Note upon written notice to the Holder not less than 5 days prior to such prepayment. Following receipt of notice of prepayment, the Holder may not convert the portion of this Note being prepaid unless such prepayment has not occurred within 15 days of the Holder's receipt of such notice.

8. Registration. Upon conversion, the Holder will be deemed by AQCI to have registration rights which are identical in all material respects to the registration rights currently held by the holders of the Corporation's Convertible Notes, par value US$0.01 per share.

9.Costs and Expenses - Each party shall be responsible for all expenses incurred by such party in connection with the preparation, negotiation, execution, delivery of and/or the conversion of the Principal and accrued and unpaid interest under this Note.

10. No Waivers by Delay or Partial Exercise. No delay by any party hereto in exercising any of his or its respective powers or rights hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right hereunder or otherwise.

11. Entire Agreement. This Note contains the entire agreement among the parties hereto, and supersedes all prior agreements or understandings among the parties with respect to the transactions and other matters contemplated by this Note.

12. Certain Interpretations Except as otherwise expressly provided in this Note, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" aid "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued there under; (v) a reference to a person or entity includes his or its permitted successors and assigns; (vi) pronouns used he herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include plural and vice versa; and (vii) a reference in this Note to a Section is to the relevant Section of this Note, except as otherwise noted.

13. Notices . All notices, requests and other- communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by telecopy ( with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to the Corporation:	Aquatic Cellulose Interational Corporation 43rd Street, Suite 5 2504 Vernon, BC Canada V1T 6L1 Attention: Sheridan Westgarde

with a copy to:

If to the Holder:	AJW Partners, LLC AJW Qualified Partners, LLC AJW Offshore, Ltd. 1044 Northern Boulevard, Suite 302 Roslyn, New York 11576 Attn: Corey S. Ribotsky 516-739-7110

or, in either case, to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section 14 or on the fifth business day following the date on which such communication is posted, whichever occurs first.

14. Counterpart . This Note may be executed in three counterparts, and each of such counterpart shall be deemed to be an original instrument, but such counterparts together shall constitute but one promissory note.

15. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (i) the payment in full of all Principal and accrued and unpaid Interest under this Note, and (ii) one year from the conversion of the Principal and accrued and unpaid Interest under this Note into shares of Common Stock in accordance with Section 6.

16. Benefits of Note. All of the terms and provisions of this Note, including all representations, warranties, covenants and agreements hereunder, shall be binding upon and inure to the benefit of the patties hereto and their respective successors and permitted assigns.

17. Amendments and Waivers. No modification, amendment or waiver of ay provision of or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

18. Assignment. This Note and the rights and obligations of the parties hereunder shall not be assignable or transferable by any party without the prior written consent of the of the other parties hereto. Notwithstanding anything to the contrary in this Note, no assignment of this note or any of the obligations hereunder shall be effective unless the prospective transferee shall have first agreed in. a writing delivered to the non transferring parties to this Note to be bound by, and to perform in. accordance with the terms of this Note. Any instrument purporting to make an assignment in violation of this Section 19 shall be void.

19. Enforceability. It is the desire and intent of the parties hereto that he provisions of this Note shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Note shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

20. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

IN WITNESS WHEREOF, the parties hereto have executed this Note as of this date first set forth above.

AQUATIC CELLULOSE INTERNATIONAL CORPORATION

By /s/ Sheridan Westgarde
Name: Sheridan Westgarde6

Title: President/CEO

AJW OFFSHORE, Ltd.

By: First Street Manager II, LLC

Name:
Title:

AJW PARTNERS, LLC

By: SMS GROUP, LLC

Name:
Title:

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

Name:
Title:

Appendix I

Aquatic Cellulose International Corporation
370432 nd Street
Suite 301, Vernon, B.C.
Canada Al V1T5N6

September 20, 2005

AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	Aquatic Cellulose International Corporation (the "Company") Amendment of Debentures dated August 6, 2004 (the "Debentures")

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to provide for (i) an amendment of the conversion price of certain debentures which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), originally issued by the Company to AJW PARTNERS, LLC; AJW OFFSHORE, Ltd. and AJW QUALIFIED PARTNERS, LLC, and NEW MILLENIUM CAPITAL PARTNERS II, LLC, (collectively, the "Investors").

By execution hereof for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.    The Applicable Percentage (as defined. in the Debentures) is hereby amended to be 30.0%.

2.    All other provisions of the Debentures shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuance of amended Debentures.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

PHL_A #1800627 V1

Sincerely, AQUATIC CELLULOSE INTERNATIONAL, INC. /s/ Sheridan B. Westgarde Sheridan B. Westgarde President

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By:  FIRST STREET MANAGER II, LLC

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW MANAGER, LLC

Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

Corey S. Ribotsky, Manager

Aquatic Cellulose International Corporation
3704 32°1 Street
Suite 301, Vernon, B.C.
Canada Al V1T 5N6

May 20, 2005

AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	Aquatic Cellulose International Corporation (the "Company") Amendment of Debentures dated March 19, 2004 (the "Debentures")

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to provide for (i) an amendment of the conversion price of certain debentures which are convertible into shares of the Company's common stock, par value $.001 per share (the Common Stock"), originally issued by the Company to AJW PARTNERS, LLC; AJW OFFSHORE, Ltd. and AJW QUALIFIED PARTNERS, LLC, (collectively, the"Investors").

By execution hereof for good and valuable consideration, the receipt and suffciency of which is hereby acknowledged, the parties hereto agree that:

I.	The Applicable Percentage (as defined in the Debentures) is hereby amended to be 30.0%.

All other provisions of the Debentures shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuance of amended Debentures.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

PHL A #1800627 V1

Sincerely, AQUATIC CELLULOSE INTERNATIONAL, INC. /s/ Sheridan B. Westgarde Sheridan B. Westgarde President

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By:  FIRST STREET MANAGER II, LLC

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW MANAGER, LLC

Corey S. Ribotsky, Manager

THE BOARD OF DIRECTORS OF
AQUATIC CELLULOSE CORPORATION

Dated: _______ __, 2005

AQUATIC CELLULOSE CORPORATION - PROXY OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sheridan Westgarde jointly and severally, as proxies, with full power of substitution and re-substitution, to vote all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Special Meeting") of Aquatic Cellulose Corporation (the “Company”) to be held at the Corporate Headquarters, on ______ __, 2005 at AQCI Headquarters, 2504 43rd Street, Suite 5, Vernon, B.C., V1T 6L1, Canada, 10:00 AM local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1.	APPROVAL OF INCREASE IN NUMBER OF COMMON STOCK:

Approval of an amendment to the Company’s certificate of incorporation to increase the number of the Common Stock authorized to be issued to 3,000,000,000 shares.

☐ VOTE FOR    ☐ VOTE AGAINST    ☐ ABSTAIN

2.	CHANGE OF COMPANY NAME:

To change the Company name to Valor Energy Corporation

☐ VOTE FOR    ☐ VOTE AGAINST    ☐ ABSTAIN

3.	APPROVAL FOR REVERSE SPLIT IN NUMBER OF COMMON STOCK:

Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each Seven Hundred Fifty outstanding shares of Common Stock.

☐ VOTE FOR    ☐ VOTE AGAINST    ☐ ABSTAIN

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT(s) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED: _________________ ___, 2005

SIGNATURE OF STOCKHOLDER

PRINTED NAME OF STOCKHOLDER

TITLE (IF APPROPRIATE)

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING. ☐